Exhibit 10.17

OFFICE LEASE

[Millrock Park North Office Building]

THIS OFFICE LEASE (this “Lease”) is entered into as of the 5th day of December, 2005, between MILLROCK PARK NORTH, LLC, a Utah limited liability company (“Landlord”), whose address is P.O. Box 71405, Salt Lake City, Utah 84171, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation (“Tenant”), whose address is 4021 South 700 East, Suite 300, Salt Lake City, Utah 84107.

FOR THE SUM OF TEN DOLLARS ($10,00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

1.1. “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated1; provided, however, that if the Commencement Date occurs on a date other than the date set forth in Paragraph 1.32, the periods set forth below shall begin on such other date (as memorialized in the Commencement Date Certificate attached as Exhibit D) and shall shift accordingly:

Period(s)	Basic Monthly Rent	Annual Cost Per Rentable Square Foot
May 20, 2007 through September 19, 2007, inclusive	$-0- per month	$-0-
September 20, 2007 through September 30, 2007, inclusive	$72,569.45	$25.00
October 1, 2007 through May 31, 2008, inclusive	$197,916.67 per month	$25.00
June 1, 2008 through May 31, 2009, inclusive	$201,875.00 per month	$25.50
June 1, 2009 through May 31, 2010, inclusive	$205,912.50 per month	$26.01
June 1, 2010 through May 31, 2011, inclusive	$210,029.17 per month	$26.53
June 1, 2011 through August 31, 2011, inclusive	$-0- per month	$-0-
September 1, 2011 through May 31, 2012, inclusive	$214,225.00 per month	$27.06
June 1, 2012 through May 31, 2013, inclusive	$218,500.00 per month	$27.60
June 1, 2013 through May 31, 2014, inclusive	$222,854.17 per month	$28.15
June 1, 2014 through May 31, 2015, inclusive	$227,366.67 per month	$28.72
June 1, 2015 through May 31, 2016, inclusive	$231,879.17 per month	$29.29
June 1, 2016 through May 31, 2017, inclusive	$236,550.00 per month	$29.88

[1]	, which shall be subject to change as set forth in Paragraph 1.9

[2]	in accordance with the provisions of Paragraph 1.3

The Expense Stop is included in the Basic Monthly Rent.

1.2. “Building” means the building with the street address of 6440 South Millrock Drive, in Holladay, Utah.

1.3. “Commencement Date” means3

[3]	the date by which both of the following have occurred: (a) a certificate (the “Temporary Certificate”) of final inspection and temporary occupancy with respect to the Premises has been issued by the City of Holladay; and (b) the parking stalls constituting Tenant’s Parking Stall Allocation are, in fact, available for use by Tenant; provided, however, that for each day of Tenant Delay (as defined in Paragraph 4 of the attached Exhibit C), the Commencement Date shall be advanced forward (and occur earlier) by one day. The Commencement Date is currently projected to be May 20, 2007, but if for any reason Landlord cannot deliver possession of the Premises to Tenant on such date, then, except as expressly set forth in Paragraph 1 of the attached Rider, which sets forth Tenant’s sole and exclusive remedies for late delivery of the Premises, this Lease shall not be void or voidable, Landlord shall not be liable to Tenant for any resultant loss or damage and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto.

1.4. “Expense Stop” means the “Operating Expenses” (as defined in Paragraph 5.1.2) allocable to the Premises that are actually incurred in4.

1.5. “Expiration Date” means the date that is ten (10) years after the Commencement Date, plus any partial calendar month occurring between the Commencement Date and the first day of the first full calendar month following the Commencement Date, if the Commencement Date does not occur on the first day of a calendar month.

1.6. “Improvements” means the Building and all other improvements related to the Building5.

1.7. “Occupants” means any assignee, subtenant, employee, agent, licensee or invitee of Tenant.

1.8. “Permitted Use” means general office purposes6 only, and no other purpose.

1.9. “Premises” means7

[4]	the first full twelve (12) calendar months from or after the Commencement Date

[5]	including, without limitation, the parking structure serving the Building and located on the Property

[6]	and uses customarily incidental to general office purposes

[7]

a portion of the second floor and all of the garden, third, fourth and fifth floors, consisting of approximately 95,000 rentable square feet in the aggregate, shown on the attached Exhibit B and located in the Building. (Until the date on which the remaining portions of the second floor are added to the Premises pursuant to Paragraphs 2 and 3 of the attached Rider, such portions shall not be included in the Premises under this Lease for any purpose including, without limitation, the calculation of square footage of the Premises.) The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land and other area beneath the floor of the Premises, the pipes, ducts, conduits, wires, fixtures and equipment above the suspended ceiling of the Premises and the structural elements that serve the Premises or comprise the Building. Landlord’s reservation includes the right to install, inspect, maintain, use, repair, alter and replace those areas and items and to enter the Premises in order to do so; provided, however, that except in the event of an emergency, any such entry into the Premises shall be after at least twenty-four (24) hours’ notice to Tenant, and shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises. For all purposes of this Lease, the calculation of “rentable square feet” contained within the Premises and the Building shall be subject to final measurement and verification by Landlord’s architect and Tenant’s architect according to ANSI/BOMA Standard Z65.1-1996 (or any successor standard) and, in the event of a variation, Landlord and Tenant shall amend this Lease accordingly, amending each provision that is based on rentable square feet, including, without limitation, Basic Monthly Rent, Tenant’s Percentage of Operating Expenses and the TI Allowance (as defined in Paragraph 3 of the attached Exhibit C); provided, that if Landlord’s architect and Tenant’s architect fail to agree on the amount of rentable square feet contained within the Premises and the Building within five (5) business days after such measurement and verification is completed by Landlord’s architect, such dispute

1.10. “Property” means the Improvements and the land owned by Landlord and serving the Improvements.

1.11. “Security Deposit” means $-0-.

1.12. “Tenant” means8 If more than one Tenant exists, any notice required or permitted by the terms of this Lease may be given by or to any one Tenant, and shall have the same force and effect as if given by or to all persons comprising Tenant.

1.13. “Tenant’s Parking Stall Allocation” means six (6) parking stalls per 1,000 rentable square feet of the Premises.

1.14. “Tenant’s Percentage of Operating Expenses” means 65.517 percent, which is the result obtained by dividing the rentable square feet of the Premises by the rentable square feet of all premises within the Building9.

1.15. “Term” means the period commencing at 12:01 a.m. of the Commencement Date and expiring at midnight of the Expiration Date10.

shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant.

[8]	each person executing this Lease as a Tenant under this Lease, unless and until this Lease is assigned, in which case the assignee shall become the Tenant under this Lease, subject to the provisions of Paragraph 10. If more than one person is set forth on the signature line of this Lease or in any subsequent assignment instrument as Tenant, their liability under this Lease shall be joint and several.

[9]	, which shall be subject to change as set forth in Paragraph 1.9

[10]	, as such period may be extended in accordance with the provisions of this Lease

2. Agreement of Lease; Work of Improvement; Construction of Building.

2.1. Agreement of Lease. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Term, together with such rights of ingress and egress over and across the Property that are reasonably necessary for the use of the Premises,11 in accordance with the provisions set forth in this Lease.

2.2. Work of Improvement.12

3. Term; Commencement Date. Tenant’s obligation to pay rent under this Lease shall commence on the Commencement Date (unless otherwise set forth in Paragraph 1.1), and shall be for the Term. On Landlord’s13 request, Landlord and Tenant shall execute a written

[11]	together with the right to use all common areas on the Property.

[12]	The respective obligations of Landlord and Tenant to prepare the Premises for occupancy are described on the attached Exhibit C. Landlord and Tenant shall perform or have such work performed promptly, diligently and in a first-class and workmanlike manner in accordance with the attached Exhibit C and all applicable laws, ordinances, rules and regulations. On issuance of the Temporary Certificate, all of the obligations of Landlord set forth on the attached Exhibit C shall be deemed to be completed satisfactorily, except for any items set forth in a “punch list” prepared by Landlord and Tenant pursuant to a walk-through of the Premises within ten (10) business days after the issuance of the Temporary Certificate. Such punch list shall not include any items resulting from the delivery or installation of Tenant’s furniture, fixtures or equipment, which items shall be repaired promptly by Tenant at its sole cost and expense and in accordance with all applicable provisions of this Lease. Except as set forth on the attached Exhibit C, in such punch list or in any other provision of this Lease: (a) the Premises shall be delivered by Landlord and accepted by Tenant in their “as-is” condition; and (b) Landlord shall not be obligated to make any improvements or repairs to the Premises. Notwithstanding the foregoing, Landlord shall exercise commercially reasonable efforts to (a) obtain all warranties customarily provided by all contractors, subcontractors and material suppliers in connection with the Improvements, and (b) enforce such warranties.

[13]	or Tenant’s

acknowledgement of the Commencement Date in the form of the attached Exhibit D, which acknowledgement shall be deemed to be a part of this Lease.

4. Basic Monthly Rent. Tenant covenants to pay to Landlord without abatement (except as expressly provided in this Lease), deduction, offset, prior notice or demand the Basic Monthly Rent in lawful money of the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date (unless otherwise set forth in Paragraph 1.1). If the first day on which Basic Monthly Rent is due under this Lease is not the first day of a calendar month, on or before such due date the Basic Monthly Rent shall be paid for the initial fractional calendar month prorated on a per diem basis and for the first full calendar month following such due date. If this Lease expires or terminates on a day other than the last day of a calendar month, the Basic Monthly Rent for such fractional month shall be prorated on a per diem basis. Notwithstanding the foregoing,14 Tenant shall pay to Landlord in advance the Basic Monthly Rent for the first full calendar month following the Commencement Date in which full Basic Monthly Rent is payable.15

5. Operating Expenses.

5.1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

5.1.1. “Estimated Operating Expenses” means the projected amount of Operating Expenses for any given Operating Year as estimated by Landlord, in Landlord’s reasonable discretion.

5.1.2. “Operating Expenses” means all reasonable costs, expenses and fees incurred or payable by Landlord in connection with this Lease and the ownership, operation, management, maintenance and repair of the Property, determined in accordance with the reasonable accounting procedures and business practices customarily employed by Landlord, including, without limitation, the costs, expenses and fees of the following: real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to

[14]	within ten (10) calendar days after Landlord gives Tenant written notice that (a) a footing and foundation building permit has been issued for Landlord to commence construction of the Building and its related parking structure, and (b) Landlord has commenced such construction.

[15]	On receipt, Landlord shall deposit such advance Basic Monthly Rent into a separate Landlord-controlled, interest-bearing account, where it shall remain until the date on which it is payable under this Lease. On or about the date on which it payable under this Lease, such advance Basic Monthly Rent shall be withdrawn from such account and received by Landlord as Basic Monthly Rent under this Lease, and any interest accruing on such advance Basic Monthly Rent that is in such account shall also be withdrawn and shall be applied by Landlord to Basic Monthly Rent next due under this Lease.

such taxes and assessments)16; rent and gross receipts taxes17; assessments for Millrock Park levied under a common maintenance regime; removal of snow, ice, trash and other refuse; landscaping, cleaning, janitorial, parking and security services; fire protection; utilities18; supplies and materials; insurance; licenses, permits and inspections; administrative services, including, without limitation, legal, consulting and accounting services; labor and personnel; reasonable reserves for Operating Expenses; rental or a reasonable allowance for depreciation of personal property; improvements to and maintenance and repair of the Building and all equipment used in the Building; management services; and that part of office rent or the rental value of space in the Building or another building used by Landlord to operate the Property. All Operating Expenses shall be computed on an annual basis. Tenant shall have sole responsibility for and shall pay when due all taxes, assessments, charges and fees levied by any governmental or quasi-governmental authority on Tenant’s use of the Premises or any leasehold improvements, personal property or fixtures kept or installed in the Premises by Tenant. Notwithstanding the foregoing, Operating Expenses shall not include depreciation of the Improvements or debt service related to the Property19.

[16]	, excluding any increase in real property taxes caused solely by the sale, refinance, transfer of ownership or any other “triggering” event during the Term where such increase is not based on (a) an increase in the assessed value of all or a portion of the Property, and/or (b) an increase in the mill levy being applied to the Property.

[17]	, except to the extent imposed in lieu of income taxes.

[18]	(excluding any utilities that are separately rnetered and paid in full by another tenant)

[19]	or any of the following:

(a) costs associated with defending any lawsuits with any lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Property, costs of any disputes between Landlord and any employees, or outside fees paid in connection with disputes with other tenants;

(b) in-house legal and/or accounting fees and costs, except to the extent attributable to administering, determining and assessing the Operating Expenses,

(c) costs of any training or incentive programs;

(d) rental payments incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except for Included Capital Items (as defined below);

(e) Landlord’s professional dues or charitable contributions;

(f) costs of repair and restoration to the Property attributable to condemnation, fire or other casualty to the extent the damage concerned is covered, or would have been covered but for the failure to obtain the required insurance, by property insurance that Landlord is required to maintain under Paragraph 12;

(g) costs of repairs to the Premises necessitated by the breach under this Lease, willful misconduct or gross negligence of Landlord or its employees or agents;

(h) amounts in excess of the actual direct costs incurred by Landlord after reduction for all cash, trade and quantity discounts received by Landlord or its agents;

(i) costs of a capital nature (including amortization payments), including, without limitation, capital improvements, equipment, replacements, alterations and additions, except for equipment not affixed to the Improvements that is used in providing janitorial, maintenance, repair or similar services, capital improvements that are intended to reduce Operating Expenses or improve safety, and capital improvements made to keep the Property in compliance with governmental requirements applicable from time to time (collectively, “Included Capital Items”); provided, that the costs of any Included Capital Item shall be amortized by Landlord, together interest thereon at the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank reasonably designated by Landlord), plus two percent (2%), over the estimated useful life of such item and such amortized costs shall only be included in Operating Expenses for that portion of the useful life of the Included Capital Item that falls within the Term;

(j) attorneys’ fees, environmental investigations or reports, points, fees and other lender and closing costs incurred in connection with indebtedness secured by any deed of trust, mortgage or other debt instrument encumbering all or part of the Property or related to any unsecured debt;

(k) Landlord’s general corporate overhead and general and administrative expenses, including costs relating to accounting (except for those atributable to administering, determining and assessing the Operating Expenses), payroll, legal and computer services that are partially or totally rendered in locations outside the Building;

(l) salaries of officers, executives or other employees of Landlord or any affiliate of Landlord, other than any personnel engaged in the operation, management, maintenance and repair of the Property (but not leasing or marketing); provided, however, that if such personnel are also engaged in activities in addition to the operation, management, maintenance and repair of the Property, Landlord shall make an equitable allocation to Operating Expenses reflecting solely the operation, management, maintenance, and repair of the Property by such personnel;

(m) costs arising from the presence or removal of hazardous materials or contaminants located in the Building, including, without limitation, any such costs incurred pursuant to the requirements of any governmental laws, ordinances, regulations or orders relating to health, safety or environmental conditions, including but not limited to regulations concerning asbestos, soil and ground water conditions or contamination regarding hazardous materials or substances (but the foregoing shall not limit in any way the indemnification obligations of Tenant under Paragraph 11.1);

(n) costs arising from any type of insurance maintained by Landlord that is not typical and customary for a first-class office building in the Salt Lake metropolitan area; provided, however, that all costs arising from all insurance maintained by Landlord, whether or not typical and customary for a first-class office building in the Salt Lake metropolitan area, shall be included in Operating Expenses if such insurance is required by Landlord’s lender;

(o) acquisition costs for sculpture, paintings or other objects of art or any extraordinary costs for the insuring, repair or maintenance thereof;

(p) costs, including but not limited to attorneys’ fees, associated with the operation of the business of the entity that constitutes Landlord, as the same are distinguished from the costs of operation of the Building, including entity accounting and legal matters;

(q) costs incurred in removing and storing the property of former tenants or occupants of the Building;

(r) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties; provided, however, that reasonable operating reserves may be included in Operating Expenses as and to the extent attributable to the Term;

(s) costs of traffic studies, environmental impact reports, transportation system management plans and reports and traffic mitigation measures, as well as any fees, bond costs or assessments for mass transit improvements, including TRAX assessments, levied on the Building by the Utah Transit Authority (or any other governmental entity having the authority to impose such fees, bond costs or assessments for mass transit improvements);

(t) expenses incurred in connection with the marketing, negotiation, execution or enforcement of Building leases or making tenant improvements;

(u) items for which Landlord is otherwise reimbursed;

(v) expenses resulting from the violation by Landlord of applicable law;

(w) penalties for late payment by Landlord;

(x) Landlord’s income or franchise taxes;

(y) any expense paid to a related person that is in excess of the amount that would be paid in the absence of such relationship; and

(z) costs incurred in connection with the initial development and improvement of the Property.

In addition, if the Premises are at least ninety percent (90%) vacant for more than ninety (90) days, the Operating Expenses that vary with occupancy and would otherwise be payable by Tenant under this Paragraph 5 shall be reduced equitably to reflect the reduction, if any, in variable expenses resulting from such vacancy

5.1.3. “Operating Year” means each calendar year, all or a portion of which falls within the Term20.

5.1.4. “Tenant’s Estimated Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Estimated Operating Expenses and then subtracting from the result the Expense Stop. Tenant’s Estimated Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Estimated Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.1.5. “Tenant’s Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Operating Expenses actually incurred in any given Operating Year and then subtracting from the result the Expense Stop. Tenant’s Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.2. Payment of Operating Expenses. In addition to the Basic Monthly Rent, Tenant covenants to pay to Landlord without abatement, deduction, offset, prior notice (except as provided in this Paragraph 5) or demand Tenant’s Share of Operating Expenses in lawful money of the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on21 the Commencement Date, in accordance with the provisions of this Paragraph 5. On or prior to the22 and prior to each Operating Year after the23, if reasonably practicable, Landlord shall furnish Tenant with a written statement (the “Estimated Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Estimated Share of Operating Expenses. On or prior to the24, and on the first day of each month following the25, Tenant shall pay to Landlord26 of Tenant’s Estimated Share of Operating Expenses as specified in the Estimated Operating Expenses Statement for such

[20]	;provided, however, that the first Operating Year shall be comprised of the first twelve (12) full calendar months on or after the Commencement Date, and the second Operating Year shall be comprised of the period between the expiration of the first Operating Year and the end of the calendar year in which the expiration of the first Operating Year occurs

[21]	the first day (the “OECD”) of the thirteen (13th) full calendar month on or after

[22]	OECD

[23]	OECD

[24]	OECD

[25]	OECD

[26]	a prorated monthly amount

Operating Year. If Landlord fails to give Tenant an Estimated Operating Expenses Statement prior to any Operating Year, Tenant shall continue to pay on the basis of the Estimated Operating Expenses Statement for the prior Operating Year until the Estimated Operating Expenses Statement for the current Operating Year is received. If at any time it appears to Landlord that the Operating Expenses will vary from Landlord’s original estimate, Landlord may deliver to Tenant a revised Estimated Operating Expenses Statement for such Operating Year, and subsequent payments by Tenant for such Operating Year shall be based on such revised Estimated Operating Expenses Statement. Within a reasonable time after the expiration of any Operating Year27 , Landlord shall furnish Tenant with a written statement (the “Actual Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Share of Operating Expenses for such Operating Year and the amount by which Tenant’s Share of Operating Expenses exceeds or is less than the amounts paid by Tenant during such Operating Year. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year is less than Tenant’s Share of Operating Expenses for such Operating Year, Tenant shall pay to Landlord such deficit within thirty (30) days after delivery of the Actual Operating Expenses Statement. Such payments by Tenant shall be made notwithstanding that the Actual Operating Expenses Statement is furnished to Tenant after the expiration of the Term or sooner termination of this Lease. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year exceeds Tenant’s Share of Operating Expenses for such Operating Year, such excess shall, at28 option, either be applied against any amount then payable or to become payable by Tenant under this Lease, or promptly refunded to Tenant. No failure by Landlord to require the payment of Tenant’s Share of Operating Expenses for any period shall constitute a waiver of Landlord’s right to collect Tenant’s Share of Operating Expenses for such period or for any subsequent period. If the Expense Stop exceeds Tenant’s Share of Operating Expenses for any full or partial Operating Year, Tenant shall not be entitled to any refund, credit or adjustment of Basic Monthly Rent. Notwithstanding the foregoing to the contrary, the Operating Expenses that vary with occupancy and are attributable to any part of the Term or the base year used to calculate the Expense Stop in which less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants, will be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied.

5.3. Resolution of Disagreement. Every statement given to Tenant by Landlord under this Lease, including, without limitation, any statement given to Tenant pursuant to Paragraph 5.2, shall be conclusive and binding on Tenant unless within 29 days after the receipt of such statement Tenant notifies Landlord that Tenant disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect. Pending the determination of such dispute by agreement between Landlord and Tenant, Tenant

[27]	(but Landlord shall exert its best commercially reasonable efforts to do so on or before April 1st of the following Operating Year, but in no event later than May 1st of such Operating Year)

[28]	Tenant’s

[29]	forty-five (45)

shall, within thirty (30) days after receipt of such statement, pay the amounts set forth in such statement in accordance with such statement, and such payment shall be without prejudice to Tenant’s position. If such dispute exists and it is subsequently determined that Tenant has paid amounts in excess of those then due and payable under this Lease, Landlord, at 30 option, shall either apply such excess to an amount then payable or to become payable under this Lease or return such excess to Tenant.31 Landlord shall grant to an independent certified public accountant retained by Tenant reasonable access to Landlord’s books and records for the purpose of verifying Operating Expenses incurred by Landlord, at Tenant’s sole cost32.

[30]	Tenant’s

[31]	If such dispute is not resolved between Landlord and Tenant within sixty (60) days after Tenant notifies Landlord that Tenant disputes the correctness of such statement, at the request of either Landlord or Tenant, such dispute shall be resolved by an independent certified public accountant, whose decision shall be binding. Landlord and Tenant, acting reasonably and in good faith, shall mutually select, and equally share the cost of, such accountant, subject to the provision in the immediately following sentence.

[32]	; provided, however, that if such verification reveals that Tenant’s Share of Operating Expenses set forth in any Actual Operating Expenses Statement exceeded by more than five percent (5%) the amount that actually was due, Landlord shall reimburse Tenant for the reasonable charges of such accountant. Tenant may not hire such accountant on a contingency basis

7. Use. Tenant shall not use or occupy or permit the Premises to be used or occupied for any purpose other than for the Permitted Use, and shall not do or permit anything to be done by Tenant’s Occupants which may (a) increase the existing rate or violate the provisions of any33 insurance carried with respect to the Property, (b) create a public or private nuisance, commit waste or interfere with, annoy or disturb any other tenant or occupant of the Building or Landlord in the operation of the Building, (c) overload the floors or otherwise damage the structure of the Building, (d) constitute an improper, immoral or34 purpose, (e) increase the cost of any utility service beyond the level permitted by Paragraph 8, (f) violate any present or future laws, ordinances, regulations or requirements or any covenants, conditions and restrictions existing with respect to the Property, (g) subject Landlord or any other tenant to any liability to any third party, or (h) lower the first-class character of the Building. Tenant shall, at Tenant’s sole cost,35 (v) use the Premises in a careful, safe and proper manner, (w) comply with all present and future laws, ordinances, regulations and requirements and any covenants, conditions and restrictions existing with respect to the Property, including, without limitation, those relating to hazardous substances, hazardous wastes, pollutants or contaminants and those relating to access by disabled persons, (x) comply with the requirements of any board of fire underwriters or other similar body relating to the Premises, (y) keep the Premises free of objectionable noises and odors, including, without limitation, cigar, pipe and similar smoke odors, and (z) not store, use or dispose of any hazardous substances, hazardous wastes, pollutants or contaminants on the Property36. Landlord may, in Landlord’s sole discretion, designate some or all of the Building (including the Premises) as a non-smoking area.

8. Utilities and Services.

8.1. Landlord’s Obligations. Landlord shall cause to be furnished to the Premises electricity for normal lighting and office computers and equipment, heat and air-conditioning37, light janitorial services (emptying wastebaskets, dusting and vacuuming) and

[33]	customary

[34]	illegal

[35]	and in connection with Tenant’s use and occupancy of the Premises,

[36]	; provided that Tenant shall have no obligation with respect to any hazardous substances, hazardous wastes, pollutants or contaminants on the Property existing as of the Commencement Date and not stored, used or disposed of by Tenant, or with respect to any failure of the Improvements to comply as of the Commencement Date with any then-existing applicable laws, rules or regulations

[37]	sufficient to cause the temperature of the Premises to be not higher than 74° Fahrenheit during the summer and not lower than 68° Fahrenheit during the winter, provided that Tenant uses and occupies the Premises in compliance with the specifications set forth in Paragraph 7(b) of Appendix 2 to Exhibit C attached to this Lease, water and sewer service window washing,38 snow39 removal, landscaping, grounds keeping and elevator service. If Landlord provides electric current to the Premises in excess of normal office usage levels to enable Tenant to operate any data processing or other equipment requiring extra electric current, or if Landlord provides any other utility or service which is in excess of that typically required for routine office purposes, including additional cooling necessitated by Tenant’s equipment, Landlord shall reasonably determine or calculate the cost of such additional electric current, utility or service, and Tenant shall pay such cost on a monthly basis to Landlord. Landlord may cause an electric or water meter to be installed in the Premises in order to measure the amount of electricity or water consumed for any such use, and the cost of such meter shall be paid promptly by Tenant. Tenant, at Tenant’s sole cost, shall provide40 service to the Premises. Tenant may be separately billed for and, if billed, shall pay the cost of, any41, heating, ventilating and air-conditioning used during any period other than Monday through Friday from42

8.2. Landlord’s Liability. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease, to effectuate any abatement or reduction of rent or to collect any damages by reason of Landlord’s failure to provide or furnish any of the utilities or services set forth in Paragraph 8.1 if such failure was occasioned by any strike or labor controversy, any act or default of Tenant, the inability of Landlord to obtain services from the company supplying the same or any other cause beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Property43. In no event shall Landlord be liable for loss or injury to

[38]	trash removal,

[39]	and ice

[40]	telecommunication

[41]	lighting

[42]	6:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 12:00 noon; provided, however, that during the initial ten (10) year period constituting the Term under this Lease, such cost for lighting shall be $10.00 per hour per floor and such cost for heating, ventilating and air-conditioning shall be $25.00 per hour per floor, with the cost for such lighting, heating, ventilating and air-conditioning after such initial ten (10) year period being whatever Landlord customarily charges its tenants in the Building from time to time for such services. Landlord shall make at least two (2) communication vendors available to Tenant for telephone and data service with copper and/or fiber optics. Service redundancy shall also be available to Tenant at Tenant’s sole cost and expense. On or before the date on which Tenant takes occupancy of any other building in Millrock Park, the Building will have conduit installed to allow for interconnectivity of the Building with such other building.

[43]	, and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes (as defined below); provided, however, that if such failure or inability continues for any reason whatever (other than Tenant’s acts or omissions), and Tenant is unable to occupy and use the Premise for the Permitted Use, for more than one hundred eighty (180) consecutive days, Tenant shall have the right to terminate this Lease on written persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord,44

9. Maintenance and Repairs; Alterations; Access to Premises.

9.1. Maintenance and Repairs. Landlord shall maintain in good order, condition and repair and in a clean and sanitary condition45 the Property, excepting the Premises and portions of the Building leased by persons not affiliated with Landlord46. Tenant, at Tenant’s sole cost, shall maintain the Premises and every part of the Premises (including, without limitation, all floors, walls and ceilings and their coverings, doors and locks, and Tenant’s furnishings, trade fixtures, signage, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises) in good order, condition and repair and in a clean and sanitary condition. The presence of mold may have adverse health effects for Tenant and Tenant’s Occupants and may impact building materials. To reduce the likelihood and impact of mold growth within the Premises and the Building, Tenant shall notify Landlord or its designated property manager immediately in the event of any observed water intrusion/loss (e.g., plumbing notice given by Tenant to Landlord within fifteen (15) days after the expiration of such one hundred eighty (180) day period

[44]	and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes. Notwithstanding the foregoing to the contrary, Landlord shall exercise its best commercially reasonable efforts to restore any such discontinued utilities and services as soon as reasonably possible, and except in cases covered by Paragraphs 13 or 14, if, but only if, (a) Landlord fails to furnish to the Premises electricity, heat, air-conditioning or elevator service in accordance with Paragraph 8.1, (b) as a result of such failure, Tenant is unable to occupy and use the Premises for the Permitted Use for a period of five (5) or more consecutive business days, and (c) such failure is not caused by any act or omission of Tenant or Tenant’s Occupants, the Basic Monthly Rent and Tenant’s Share of Operating Expenses shall be abated commencing as of the fifth (5th) such consecutive business day and such abatement shall continue until the date on which the electricity, heat, air-conditioning or elevator service concerned is again furnished by Landlord in accordance with Paragraph 8.1, on which date such abatement shall cease and payment of Basic Monthly Rent and Tenant’s Share of Operating Expenses shall resume in accordance with this Lease. Notwithstanding the cessation of such abatement, if Tenant previously has vacated the Premises as a result of such failure, Tenant shall not be required to re-occupy the Premises, but no such vacation shall in any way affect any obligation of Tenant under this Lease.

[45]	and in compliance with all applicable laws, ordinances, regulations and requirements

[46]	; provided, that, subject to reimbursement of Landlord to the extent provided by Paragraph 5, and excluding damage caused by Tenant or Tenant’s Occupants, Landlord shall be solely responsible for maintenance and repair of the footings, foundations, floor slabs, exterior walls, roof and exterior windows of the Building, the electrical, plumbing, fire and life safety, heating, ventilating and air-conditioning systems serving the Building and the Premises (excepting any installed by Tenant) and the restrooms, lobbies and other common areas of the Building leaks, roof leaks, large volume liquid spills, etc.) either within the Premises or within the interior or exterior common areas of the Building47.

9.2. Alterations. Tenant shall not make any change, addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment, or the addition of any pipe, line, wire, conduit or related facility for water, electricity, natural gas, telephone, sewer or other utility), unless such change, addition or improvement (a) equals or exceeds the then-current standard for the Building and utilizes only new and first-grade materials, (b) is in conformity with all applicable laws, ordinances, regulations and requirements, and is made after obtaining any required permits and licenses, (c) is made with the prior written consent of Landlord, (d) is made pursuant to plans and specifications approved in writing in advance by Landlord, (e) is made after Tenant has provided to Landlord such indemnification or bonds, including, without limitation, a performance and completion bond, in such form and amount as may be satisfactory to Landlord, to protect against claims and liens for labor performed and materials furnished, and to insure the completion of any change, addition or improvement, (f) is carried out by persons approved in writing by Landlord, who, if required by Landlord, deliver to Landlord before commencement of their work proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured, and (g) is done only at such time and in such manner as Landlord may reasonably specify48. Any such change, addition or improvement shall immediately become the property of Landlord. Tenant shall promptly pay the entire cost of any such change, addition or improvement. Tenant shall indemnify, defend and hold harmless Landlord from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys’ fees, which may arise out of, or be connected in any way with, any such change, addition or improvement49. Within ten (10) days following the imposition of any lien resulting from any such change, addition or improvement, Tenant shall cause such lien to be released of record by payment of money or posting of a proper bond.

9.3. Access to Premises. Landlord and Landlord’s agents, employees and contractors may enter the Premises at reasonable times (including during normal business hours) on50 notice to Tenant for the purpose of cleaning, inspecting, altering, improving and repairing the Premises or other parts of the Building and ascertaining compliance with the

[47]	; provided, that the failure of Tenant to make such immediate notification shall not make Tenant liable for any damage resulting from such water intrusion/loss, unless Tenant would otherwise be liable for such damage under the other provisions of this Lease

[48]	; provided, however, that the foregoing items (c) through (g), inclusive shall not apply to the installation or movement within the Premises, by or at the direction of Tenant, of Tenant’s modular furniture, computers, equipment, wires, lines, cabling or similar connections, trade fixtures, partitions or other personal property located or to be located within the Premises that do not (x) require modification to the Building, (y) affect the structure of the Building, or (z) require the addition of, or connection to, any pipe, line, wire, conduit or related facility for water, electricity, natural gas, sewer or other utility

[49]	, excepting only claims caused by the Indemnified Causes

[50]	at least twenty-four (24) hours’

provisions of this Lease by Tenant51. Landlord shall have free access to the Premises in an emergency. Landlord may also show the Premises to prospective purchasers, tenants52 or mortgagees at reasonable times. Tenant waives any claim for any damage, injury or inconvenience to, or interference with, Tenant’s business, occupancy or quiet enjoyment of the Premises and other loss occasioned by such entry, unless caused by Landlord’s willful misconduct or gross negligence. Landlord shall at all times have a key with which to unlock all of the doors in the Premises (excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance).

10. Assignment.

10.1. Prohibition. 53Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, encumber, pledge or hypothecate this Lease or Tenant’s interest in this Lease, in whole or in part, permit the use of the Premises or any part of the Premises by any persons other than Tenant or Tenant’s employees, or sublease the Premises or any part of the Premises, without the prior written consent of Landlord. Consent to any assignment or subleasing shall not operate as a waiver of the necessity for consent to any subsequent assignment or subleasing and the terms of such consent shall be binding on any person holding by, through or under Tenant. At Landlord’s option, any assignment or sublease without Landlord’s prior written consent54 shall be void ab initio (from the beginning),55

[51]	; provided, however, that except in the event of an emergency, any such entry into the Premises shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises

[52]	(but only during the last twelve (12) months of the Term)

[53]	Except as otherwise expressly permitted by this Lease,

[54]	, when such consent is required,

[55]	Provided that this Lease is in full force and effect, Tenant is not in default under this Lease and no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, when such consent is required, Landlord shall not unreasonably withhold, condition or delay its consent to an assignment of this Lease or a subleasing of all or a portion of the Premises for all or a portion of the Term, provided that:

(a) Tenant provides to Landlord (i) the name and address of the proposed assignee or subtenant, (ii) the terms and conditions of the proposed assignment or sublease, (iii) any information reasonably required by Landlord with respect to the nature and character of the proposed assignee or subtenant and its business, activities and intended use of the Premises, (iv) any references and current financial information reasonably required by Landlord with respect to the net worth, credit and financial responsibility of the proposed assignee or subtenant, and (v) an executed counterpart of the assignment or sublease agreement that complies with Paragraph 10.3;

(b) the nature, character and reputation of the proposed assignee or subtenant and its business, activities and intended use of the Premises are suitable to and in keeping with the standards of Millrock Park, and in compliance with this Lease and all applicable laws, ordinances, rules and regulations;

(c) the proposed assignee or subtenant is a reputable party whose net worth, credit and financial responsibility are, considering the responsibilities involved, reasonably satisfactory to Landlord; and

(d) the proposed assignee or subtenant is not then an occupant of any part of the Building or of any other building within Millrock Park or a party who actively dealt with Landlord or any employee, agent or representative of Landlord (directly or through a broker) with respect to space in the Building or of any other building within Millrock Park during the six (6) months immediately preceding Tenant’s request for Landlord’s consent (with “actively dealt with” meaning, at least, written correspondence and negotiation for the lease of space within Millrock Park, but excluding, without more, the inquiry and delivery of leasing or property information relating to Millrock Park); provided, however, that Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subleasing of the Premises to a proposed assignee or subtenant under the foregoing portion of this subparagraph (d) if neither Landlord nor any affiliate of Landlord is able and willing to accommodate the space needs of such assignee or subtenant within Millrock Park and Tenant is able to do so by such assignment or sublease.

If Tenant believes that Landlord has unreasonably withheld, conditioned or delayed its consent, Tenant’s sole remedy shall be to seek a declaratory judgment that Landlord has unreasonably withheld, conditioned or delayed its consent or an order of specific performance or mandatory injunction of Landlord’s agreement to give its consent. In no event shall Tenant have any right to damages.

Notwithstanding anything else to the contrary contained in this Paragraph 10. Tenant may, without the consent of Landlord, assign this Lease or sublease all or a portion of the Premises to any affiliate of Tenant, any corporation or other business entity that acquires all or substantially all of the assets of Tenant or any entity resulting from a merger, non-bankruptcy reorganization or consolidation with Tenant, provided that Tenant gives Landlord prior or concurrent written notice of such assignment or sublease and otherwise complies with Paragraph 10.3. As used in the immediately preceding sentence, “affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant, where “control” is the holding of fifty percent (50%) or more of the outstanding voting interests.

Notwithstanding anything else to the contrary contained in this Lease, any sale, assignment or other transfer of Tenant’s capital stock, whether through any public exchange, in a private sale, for estate planning purposes, by redemption or the issuance of additional stock of any class, or otherwise, shall not be deemed an assignment or sublease, in whole or in part, of this Lease or any of Tenant’s rights or obligations hereunder for which Landlord’s consent shall be required.

10.3. Landlord’s Rights. If this Lease is assigned or if all or any portion of the Premises is subleased or occupied by any person other than Tenant without obtaining Landlord’s consent56, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges payable under this Lease, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment or subleasing, nor shall such collection constitute the recognition of such assignee or subtenant as Tenant under this Lease or a release of Tenant from the further performance of all of the covenants and obligations of Tenant contained in this Lease. No consent by Landlord to any assignment or subleasing by Tenant shall relieve Tenant of any obligation to be paid or performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subleasing, but rather Tenant and Tenant’s assignee or subtenant, as the case may be, shall be jointly and severally primarily liable for such payment and performance. Tenant shall reimburse Landlord for Landlord’s attorneys’ and other fees and costs incurred in connection with both determining whether to give consent and giving consent57. No assignment or subleasing under this Lease shall be effective unless and until Tenant provides to Landlord an executed counterpart of the assignment or sublease agreement, which shall specifically state that (a) such agreement is subject to all of the provisions of this Lease, (b) in the case of an assignment, the assignee assumes and agrees to perform all of Tenant’s obligations under this Lease, (c) the assignee or subtenant, as the case may be, may not further assign such agreement, or allow the Premises to be used by others, without the prior written consent of Landlord in each instance58, (d) a consent by Landlord to such

[56]	when such consent is required

[57]	when such consent is required

[58]	when such consent is required

assignment or subleasing59 shall not be deemed or construed to modify, amend or affect the provisions of this Lease or Tenant’s obligations under this Lease, which shall continue to apply to the Premises and the occupants of the Premises as if the assignment or sublease had not been made, (e) if Tenant defaults in the payment of any amounts due under this Lease, Landlord is authorized to collect any rents or other amounts due from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the sums payable under this Lease, and (f) the receipt by Landlord of any amounts from an assignee, subtenant or other occupant of any part of the Premises shall not be deemed or construed as releasing Tenant from Tenant’s obligations under this Lease or the acceptance of that party as a direct tenant. 60

11. Indemnity; Waiver and Release.

11.1. Indemnity. Tenant shall indemnify, defend and hold harmless Landlord and Landlord’s employees and agents from and against all demands, claims, causes of action, judgments, losses, damages61, liabilities, fines, penalties, costs and expenses, including attorneys’ fees, arising from the occupancy or use of the Property by Tenant or Tenant’s Occupants, any hazardous substances, hazardous wastes, pollutants or contaminants deposited, released or stored by Tenant or Tenant’s Occupants on the Property, the conduct of Tenant’s business on the Property, any act or omission done, permitted or suffered by Tenant or any of Tenant’s Occupants, any default or nonperformance by Tenant under this Lease, any injury or damage to the person, property or business of Tenant or Tenant’s Occupants or any litigation commenced by or against Tenant to which Landlord is made a party without willful misconduct or gross negligence on the part of Landlord. If any action or proceeding is brought against Landlord or Landlord’s employees or agents by reason of any of the matters set forth in the preceding sentence, Tenant, on notice from Landlord, shall defend Landlord at Tenant’s expense with counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 11.1 shall survive the expiration of the Term or sooner termination of this Lease.

11.2. Waiver and Release. Landlord

[59]	,when such consent is required,

[60]	Tenant shall cause any such assignee or subtenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in Paragraph 12 and to obtain the waiver of subrogation rights endorsements described in that Paragraph.

[61]	(excluding consequential, indirect, special, exemplary, punitive or other similar damages awarded to Landlord or Landlord’s employees or agents)

and Landlord’s employees and agents shall not be liable for any loss, injury, death or damage to persons, property or Tenant’s business resulting from any theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling object, steam, water, rain, snow, ice, wind and other weather-related occurrences, breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, construction, repair or alteration of the Premises62 or other cause beyond Landlord’s reasonable control.63

12. Insurance. On or before the date of this Lease, Tenant shall, at Tenant’s sole cost, procure and continue in force the following insurance coverage: (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, including, without limitation, contractual liability coverage for the performance by Tenant of the indemnity agreement set forth in Paragraph 11.1; (b) property insurance with special causes of loss including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement coat (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises; and (c) workers’ compensation insurance satisfying Tenant’s obligations under the workers’ compensation laws of the state of Utah. Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord and any other person specified from time to time by Landlord as an additional insured, such property insurance shall name Landlord as a loss payee as Landlord’s interests may appear, and both such liability and property insurance shall be with companies64

[62]	, unless caused by Landlord’s willful misconduct or gross negligence,

[63]

11.3. Landlord’s Limited Indemnity. Landlord shall indemnify, defend and hold harmless Tenant and Tenant’s employees and agents (but no other person) from and against all demands, claims, causes of action, judgments, losses, damages (but not consequential, indirect, special, exemplary, punitive or similar damages awarded to Tenant or Tenant’s employees or agents), liabilities, fines, penalties, costs and expenses, including attorneys’ fees, suffered by Tenant or Tenant’s employees or agents (but no other person) that are solely and directly caused by either of the following, but no other cause (collectively, the “Indemnified Causes”):

(a) the failure of Landlord or the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing to cure any default of Landlord or its employees or agents under this Lease even though all of the required notices have been given and all of the time periods for cure have expired under Paragraph 16.4; or

(b) Landlord’s willful misconduct or gross negligence.

The provisions of this Paragraph 11.3 shall survive the expiration of the Term or sooner termination of this Lease.

[64]	authorized to do business in Utah

Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days’ prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry, and shall only be subject to such deductibles as65. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Building and against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of each other or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, but only to the extent that such loss or damage is actually covered. Landlord and Tenant shall cause their respective insurance carriers to issue appropriate waivers of subrogation rights endorsements to all policies of insurance carried in connection with the Premises or the contents of the Premises. Any mortgage lender holding an interest in any part of the Property may, at Landlord’s option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee’s endorsement to the policy concerned.66

13. Damage or Destruction. If the Premises are partially damaged or destroyed by any casualty insured against under any insurance policy maintained by Landlord, Landlord shall, on receipt of the insurance proceeds, repair the Premises to substantially the condition in which the Premises were immediately prior to such damage or destruction. Landlord’s obligation under the preceding sentence shall not exceed the lesser of the cost of the standard improvements installed by Landlord in the Premises, or the proceeds received by Landlord from any insurance policy

[65]	Tenant may select

[66]	Notwithstanding the foregoing, provided that Tenant gives Landlord prior written notice, Tenant may self-insure as to any or all of the risks for which insurance is required to be carried by Tenant pursuant to the foregoing portion of this Paragraph through a commercially reasonable program of self-insurance, but only for so long as Tenant maintains a minimum net worth of at least $25,000,000. Landlord shall, as part of the Operating Expenses, procure and continue in force (x) property insurance covering the Building with a replacement cost endorsement, subject to such commercially reasonable deductibles as Landlord may select, together with rental interruption insurance in a commercially reasonable amount, (y) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, and (z) any insurance required by law for the protection of employees of Landlord working on or around the Property (including, without limitation, worker’s compensation insurance) with no less than the limits required by law. All such insurance shall be provided by financially capable, licensed, third-party insurers.

maintained by Landlord. Until such repair is complete, the Basic Monthly Rent67 shall be abated proportionately commencing on the date of such damage or destruction as to that portion of the Premises rendered untenantable, if any. If (a) by reason of such occurrence the Premises are rendered wholly untenantable, (b) the Premises are damaged as a result of a risk not covered by insurance, (c) the Premises are damaged in whole or in part during the last twelve (12) months of the Term, (d) the Premises or the Building (whether or not the Premises are damaged) is damaged to the extent of twenty-five percent (25%) or more of the then-replacement value of either or to the extent that it would take, in Landlord’s opinion, in excess of ninety (90) days to complete the requisite repairs, or (e) insurance proceeds adequate to repair the Property are not available to Landlord for any reason, Landlord may either elect to repair the damage or cancel this Lease by notice of cancellation within thirty (30) days after such event, and68 such notice Tenant shall vacate and surrender the Premises to Landlord. If Landlord elects to repair any such damage, any abatement of Basic Monthly Rent shall end on notice given by Landlord to Tenant that the Premises have been repaired. If the damage is caused by the negligence of Tenant or Tenant’s Occupants, Basic Monthly Rent shall not abate, Except for abatement of Basic Monthly Rent69, if any, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration, nor may Tenant terminate this Lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises or the Building. The proceeds of all insurance carried by Tenant on Tenant’s furnishings, trade fixtures, leasehold improvements, equipment and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage to, or to make any restoration or replacement of, any furnishings, trade fixtures, leasehold improvements, equipment and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant70. Unless this Lease is terminated by Landlord pursuant to this Paragraph, Tenant shall be required to restore or replace such furnishings, trade fixtures, leasehold improvements, equipment and other personal property on damage or destruction in at least a condition equal to that existing prior to such event.

14. Condemnation. As used in this Paragraph, the term “Condemnation Proceedings” means any actions or proceedings in which any interest in the Property is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or other means in lieu of such exercise. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date of the taking. The phrase “as of the date of the taking” means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession. If part, but not all, of the Premises is taken, either Landlord or

[67]	and Tenant’s Share of Operating Expenses

[68]	within thirty (30) days after receipt of

[69]	and Tenant’s Share of Operating Expenses

[70]	, unless such damage is caused by the willful misconduct or gross negligence of Landlord or Landlord’s employees or agents (but subject to the waiver of subrogation provisions set forth in Paragraph 12)

Tenant may terminate this Lease. Landlord may terminate this Lease if any portion of the Property (whether or not including the Premises) is taken which, in Landlord’s reasonable judgment, substantially interferes with Landlord’s ability to operate or use the Property for the purposes for which the Property was intended. Any such termination must be accomplished through written notice given no later than thirty (30) days after, and shall be effective as of, the date of such taking. In all other cases, or if neither Landlord nor Tenant exercises its right to terminate, this Lease shall remain in effect. If a portion of the Premises is taken and this Lease is not terminated, the Basic Monthly Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises immediately prior to the taking. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord, provided that Tenant shall be entitled to any award for the loss of, or damage to, Tenant’s trade fixtures or loss of business and moving expenses, if a separate award is actually made to Tenant and if the same will not reduce Landlord’s award. Tenant shall have no claim against Landlord for the occurrence of any Condemnation Proceedings, or for the termination of this Lease or a reduction in the Premises as a result of any Condemnation Proceedings.

15. Landlord’s Financing. This Lease shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Lease shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Lease superior to the lien of its mortgage or deed of trust, and gives written notice of such election to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may71 be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a non-disturbance agreement.72 Tenant shall from time to time if so requested by Landlord and if doing so will not adversely affect Tenant’s interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Property. Any sale, assignment or transfer of Landlord’s interest under this Lease or in the Premises, including any such disposition resulting from Landlord’s default under a debt obligation, shall be subject to this Lease and Tenant shall attorn to Landlord’s successors and assigns and shall recognize such successors or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract73.

[71]	reasonably

[72]	In addition, so long as Tenant occupies at least 15,000 rentable square feet in the Building, Landlord shall exercise its best, commercially reasonable efforts to cause each lender making a mortgage loan encumbering the Building to enter into a subordination, non-disturbance and attainment agreement.

[73]	, and such successors and assigns shall recognize this Lease and not disturb Tenant’s use and occupancy of the Premises so long as Tenant is not in default under this Lease

16. Default.

16.1. Default by Tenant. The occurrence of any of the following events shall constitute a default by Tenant under this Lease: (a) Tenant fails to pay in a timely manner any installment of Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within three (3) business days after written notice is given to Tenant that the same is past due; (b) Tenant fails to observe or perform in a timely manner any other term, covenant or condition to be observed or performed by Tenant under this Lease within74 business days after written notice is given to Tenant of such failure; provided, however, that if more than75 business days is reasonably required to cure such failure, Tenant shall not be in default if Tenant commences such cure within such76 day period and diligently prosecutes such cure to completion; (c) Tenant or any guarantor of this Lease dies (if an individual), files a petition in bankruptcy, becomes insolvent, has taken against such party in any court, pursuant to state or federal statute, a petition in bankruptcy or insolvency or for reorganization or appointment of a receiver or trustee, petitions for or enters into an arrangement for the benefit of creditors or suffers this Lease to become subject to a writ of execution77; (d) Tenant abandons the Premises; or (e) any guarantor of this Lease attempts to rescind or terminate its guaranty.78

16.2. Remedies. On any default by Tenant under this Lease, Landlord may at any time, without waiving or limiting any other right or remedy available to Landlord, (a) perform in Tenant’s stead any obligation that Tenant has failed to perform, and Landlord shall be reimbursed promptly for any cost incurred by Landlord with interest from the date of such expenditure until paid in full at the greater of the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank designated by Landlord), plus four percent (4%), or eighteen percent (18%)

[74]	ten (10)

[75]	ten (10)

[76]	ten (10)

[77]	, which petition or writ is not dismissed or set aside within ninety (90) days thereafter

[78]	For purposes of this Lease, Tenant shall be presumed or deemed to have abandoned the Premises in either of the following situations:

(y) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within fifteen (15) days after the due date and there is no reasonable evidence other than the presence of Tenant’s personal property that Tenant is occupying the Premises; or

(z) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease when due, Tenant’s personal property has been removed from the Premises and there is no reasonable evidence that Tenant is occupying the Premises.

per annum (the “Interest Rate”), (b) terminate Tenant’s rights under this Lease by written notice, (c) reenter and take possession of the Premises by any lawful means (with or without terminating this Lease), or (d) pursue any other remedy allowed by law. Tenant shall pay to Landlord the cost of recovering possession of the Premises, all costs of reletting, including reasonable renovation, remodeling and alteration of the Premises, the amount of any commissions paid by Landlord in connection with such reletting, and all other costs and damages arising out of Tenant’s default, including attorneys’ fees and costs. Notwithstanding any termination or reentry, the liability of Tenant for the rent payable under this Lease shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord on demand for any deficiency, whether arising from (v) reletting the Premises at a lesser rent than applies under this Lease, (w) reletting the Premises for a term shorter than the remaining Term, (x) reletting less than all of the Premises, (y) any default in the payment of rent by any person to whom Landlord relets the Premises, or (z) any other cause whatsoever. No reentry to or taking possession of the Premises or other action by Landlord or its agents on or following the occurrence of any default by Tenant shall be construed as an election by Landlord to terminate this Lease or as an acceptance of any surrender of the Premises, unless Landlord provides Tenant written notice of such termination or acceptance.

16.3. Past Due Amounts. If Tenant fails to pay when due any amount required to be paid by Tenant under this Lease, such unpaid amount shall bear interest at the Interest Rate from the due date of such amount to the date of payment in full, with interest. In addition, Landlord may also charge a sum of five percent (5%) of such unpaid amount as a service fee79. This late payment charge is intended to compensate Landlord for Landlord’s additional administrative costs resulting from Tenant’s failure to perform in a timely manner Tenant’s obligations under this Lease, and has been agreed on by Landlord and Tenant after negotiation as a reasonable estimate of the additional administrative costs which will be incurred by Landlord as a result of such failure. The actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge shall constitute liquidated damages and shall be paid to Landlord together with such unpaid amount. The payment of this late payment charge shall mot constitute a waiver by Landlord of any default by Tenant under this Lease. All amounts due under this Lease are and shall be deemed to be rent or additional rent, and shall be paid without abatement, deduction, offset, prior notice or demand (unless expressly provided by the terms of this Lease). Landlord shall have the same remedies for a default in the payment of any amount due under this Lease as Landlord has for a default in the payment of Basic Monthly Rent.

16.4. Default by Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord under this Lease within thirty (30) days after written notice by Tenant to Landlord and the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing, specifying the respects in which Landlord has failed to perform such obligation, and such holder fails to perform such obligation within a second thirty (30) day period commencing on the

[79]	if such amount is not paid within three (3) business days after the date when due. Notwithstanding the foregoing, such late payment charge shall not apply if such failure to pay is cured within three (3) business days after Landlord gives Tenant written or verbal notice of such failure; provided, that Landlord shall not be obligated to give such notice more than once in any calendar year.

expiration of such first thirty (30) day period. If the nature of such obligation is such that more than thirty (30) days are reasonably required for performance or cure, Landlord shall not be in default if Landlord or such holder commences performance within their respective thirty (30) day periods and after such commencement diligently prosecutes the same to completion. In no event may Tenant terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default80.

17. Expiration or Termination.

17.1. Surrender of Premises. On the expiration of the Term or sooner termination of this Lease, Tenant shall, at Tenant’s sole cost, (a) promptly and peaceably surrender the Premises to Landlord “broom clean,” in good order and condition, (b) repair any damage to the Property caused by or in connection with the removal of any property from the Premises by or at the direction of Tenant, (c) repair, patch and paint in a good and workmanlike manner all holes and other marks in the floors, walls and ceilings of the Premises to Landlord’s reasonable satisfaction, and (d) deliver all keys and access cards to the Premises to Landlord. Before surrendering the Premises, Tenant shall, at Tenant’s sole cost, remove Tenant’s personal property81 and trade fixtures (including signage) only, and all other property shall, unless otherwise directed by Landlord, remain in the Premises as the property of Landlord without compensation; however, Tenant shall not remove any personal property or trade fixtures from the Premises without Landlord’s prior written consent if such removal will impair the structure of the Building or Tenant is in default under this Lease. If Tenant is in default under this Lease, Landlord shall have a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et seq., of the Utah Code Ann. (or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant including, without limitation, any computer lines, wiring, cabling and facilities and other similar improvements, and to restore the Premises to

[80]	, unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding. If after all of the required notices have been given and all of the time periods for cure have expired under the foregoing portion of this Paragraph, neither Landlord nor such holder has performed such obligation, then Tenant may, after at least five (5) business days’ prior written notice to Landlord, in compliance with the provisions of Paragraphs 9.2(a), (b) and (f) (excluding any required Landlord approval) and subject to all other applicable provisions of this Lease (other than Paragraphs 9.2(c), (d), (e) and (g)), perform such obligation in a first-class and workmanlike manner. Nevertheless, even in such event, Tenant still may not terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default, unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding

[81]	(including furniture, equipment and appliances owned by Tenant, but excluding any items paid for by Landlord directly or through any tenant improvement allowance)

their condition as of the Commencement Date82. All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises83 or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. No surrender of the Premises shall be effected by Landlord’s acceptance of the keys or of the rent or by any other means without Landlord’s written acknowledgement of such acceptance as a surrender. Tenant shall not be released from Tenant’s obligations under this Lease in connection with surrender of the Premises84 until Landlord has inspected the Premises and delivered to Tenant a written release85.

17.2. Holding Over. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, resulting from delay by Tenant in surrendering the Premises in accordance with the provisions of this Lease. If Tenant remains in possession of the Premises after the expiration of the Term or sooner termination of this Lease with the prior written consent of Landlord, such occupancy, shall be a tenancy from month to month at a rental (and not as a penalty) in the amount of86

[82]	; provided, however, that notwithstanding the foregoing to the contrary, Tenant shall have no obligation to remove the improvements made by Landlord pursuant to the attached Exhibit C, and except as otherwise expressly required by this Lease (for example purposes only, in Paragraph 19.2 regarding signage), Tenant shall have no obligation to remove any other improvements made by Tenant with Landlord’s prior written consent unless Landlord’s consent to make such alterations was expressly conditioned on Tenant’s removing such alterations at the expiration of the Term or sooner termination of this Lease, except that, in all events, unless Landlord otherwise consents in writing, Tenant must remove all computer lines, wiring and cabling associated with Tenant’s personal property that are located above the ceiling tile in the Premises. If Landlord determines that such computer lines, wiring and cabling can be reused by the next subsequent tenant of the Premises, Landlord shall notify Tenant of such determination within fifteen (15) business days following receipt of written request from Tenant, which request may be made by Tenant at any time during the final ninety (90) days of the Term, and Tenant shall not be required to remove such computer lines, wiring and cabling. If Landlord fails to respond to Tenant within such fifteen (15) day period, Landlord shall be deemed to have withheld its consent to such computer lines, wiring and cabling remaining in the Premises, and Tenant shall remove such computer lines, wiring and cabling at the expiration of the Term or sooner termination of this Lease

[83]	(as such abandonment is described in Paragraph 16.1)

[8][4]	at the expiration of the Term or sooner termination of this Lease

[85]	; provided, that the failure of Landlord to object to such surrender or to deliver a written release within ninety (90) days after the expiration of the Term or sooner termination of this Lease shall be deemed a release and acceptance by Landlord, provided that Tenant is not in default under this Lease

[86]	(a) one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for the first three (3) months of such holdover term, (b) one hundred twenty-five percent (125%) of the Basic Monthly Rent plus all other charges payable under this Lease, and on all of the terms of this Lease applicable to a month-to-month tenancy.

17.3. Survival. The provisions of this Paragraph 17 shall survive the expiration of the Term or sooner termination of this Lease.

18. Estoppel Certificate; Financial Statements.

18.1. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord’s request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date and Expiration Date; (c) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Landlord or, in the alternative, those claimed by Tenant to exist; (f) the amount of advance rent, if any (or none if such is the case), paid by Tenant; (g) the date to which rent has been paid; (h) the amount of the Security Deposit; and (i) such other information87 as Landlord may88 request. Landlord’s mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

18.2. Financial Statements.89

payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for the second three (3) months of such holdover term, and (c) one hundred fifty percent (150%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for any period thereafter.

[87]	pertaining to this Lease

[88]	reasonably

[89]	Subject to the remaining provisions hereof, Tenant shall, within ten (10) days after Landlord’s written request, furnish to Landlord the most recently prepared consolidated audited annual financial statements and the most recently prepared unaudited consolidated quarterly financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct; provided, however, that (a) such quarterly statements may, in Tenant’s discretion, not have footnotes, so long as Tenant makes its representatives reasonably available to discuss any reasonable questions Landlord may raise regarding such statements, and (b) Landlord shall only use such financial statements for purposes of this Lease and Tenant’s obligations hereunder and shall only share such statements with prospective purchasers or mortgagees of the Building; provided, however, in no event shall Landlord disclose, nor shall Tenant be required to furnish, such financial statements or any part thereof to any competitor or potential competitor of Tenant or any of its affiliates. Notwithstanding the foregoing, prior to any required delivery or disclosure of such financial statements to Landlord or such permitted prospective purchasers or mortgagees hereunder, Landlord and such permitted prospective purchasers and mortgagees (as the case may be) shall execute and deliver to Tenant at Tenant’s request a

19. Parking; Signage.

19.1. Parking. Tenant shall have the non-exclusive right90 to use a number of parking stalls located91 on the Property equal to Tenant’s Parking Stall Allocation only, and shall not use a number of parking stalls greater than Tenant’s Parking Stall Allocation. The use by Tenant of a number of parking stalls greater than Tenant’s Parking Stall Allocation shall be a default under this Lease following the giving of notice and the expiration of the applicable cure period described in Paragraph 16.1. Automobiles of Tenant and Tenant’s Occupants shall be parked only within parking areas not otherwise reserved by Landlord or specifically designated for use by any other tenant or Occupants associated with any other tenant. Landlord may from time to time designate parking spaces for Tenant and make such other rules and regulations as Landlord reasonably determines to be necessary or appropriate. Landlord and Landlord’s representatives may, without any liability to Tenant or Tenant’s Occupants92, cause to be removed any automobile of Tenant or Tenant’s Occupants that may be parked wrongfully in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, arising in connection with such removal.93

19.2. Signage. Tenant shall be entitled to Building standard signage on the Building interior directory. Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Premises, on any part of the inside of the Premises which is visible from outside confidentiality agreement pertaining to such financial statements in a form reasonably acceptable to Tenant. Except in the event of Tenant’s default which shall not have been cured to Landlord’s reasonable satisfaction, any and all such financial statements shall be returned to Tenant or destroyed by Landlord, at Tenant’s option, upon termination or expiration of this Lease.

[90]	without charge, other than as contemplated by Paragraph 5 of this Lease with respect to Operating Expenses,

[91]	in the parking structure located adjacent to the Building and

[92]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

[93]	Notwithstanding the foregoing provisions contained in this Paragraph 19.1 to the contrary, a portion of the parking stalls comprising Tenant’s Parking Stall Allocation equal to one (1) parking stall per 5,000 rentable square feet of the Premises shall be reserved for the exclusive use of Tenant and Tenant’s Occupants, and shall initially be located in, and may subsequently be moved by Landlord to, an area of the parking structure located adjacent to the Building and on the Property mutually acceptable to Landlord and Tenant, acting reasonably and in good faith. Neither the access to the Building parking nor the amount of that parking shall be materially, adversely impacted by the development of the building commonly known as Millrock Park East or such building’s associated parking.

of the Premises or elsewhere on the Property, any sign, decoration, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord’s written approval. Landlord may, at Tenant’s cost, and without notice or liability to Tenant94, enter the Premises and remove any item erected in violation of this Paragraph. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. All approved signs or letterings on95 doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with the requirements of the governmental authorities having jurisdiction over the Property. At Tenant’s sole cost, Tenant shall maintain all permitted signs and shall, on the expiration of the Term or sooner termination of this Lease, remove all such permitted signs and repair any damage caused by such removal.

21. Rules. Tenant and Tenant’s Occupants shall faithfully observe and comply with all of the rules set forth on the attached Exhibit A, and landlord may from time to time amend, modify or make additions to or deletions from such rules96, Such amendments, modifications, additions and deletions shall be effective on notice to Tenant. On any breach of any of such rules, Landlord may exercise any or all of the remedies provided in this Lease on a default by Tenant under this Lease and may, in addition, exercise any remedies available at law or in equity including the right to enjoin any breach of such rules. 97Landlord shall not be responsible to Tenant for the failure of any other tenant or person to observe any such rules.

22. General Provisions.

[94]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

[95]	exterior

[96]	; provided, that no such amendments, modifications, additions or deletions shall adversely affect Tenant’s use of, or access to and from, the Premises, or increase any of Tenant’s obligations under this Lease, unless Landlord and Tenant otherwise agree

[97]	Although Landlord shall exercise commercially reasonable efforts to enforce such rules in a nondiscriminatory manner against all tenants of the Building,

22.1. No Partnership. Landlord does not by this Lease, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant’s business or otherwise.

22.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Paragraph shall not, however, operate to excuse Tenant from the prompt payment of rent or any other amounts required to be paid under this Lease98.

22.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

If to Landlord:

Millrock Park North, LLC

P.O. Box 71405

Salt Lake City, Utah 84171

Attention: Steven Peterson

with a required copy to:

Victor A. Taylor, Esq.

Parr, Waddoups, Brown, Gee & Loveless

185 South State Street, Suite 1300

Salt Lake City, Utah 84111

If to Tenant:

CHG Healthcare Services, Inc.

4021 South 700 East, Suite 300

Salt Lake City, Utah 84107

Attention: James Marshall

[98]	, except as otherwise expressly provided in Paragraphs 8.2, 13 and 14 of this Lease with a required copy to:

Guy P. Kroesche, Esq.

Stoel Rives LLP

201 South Main Street, Suite 1100

Salt Lake City, Utah 84111

Either Landlord or Tenant may change the address at which such party desires to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

22.4. Severability. If any provision of this Lease or the application of any provision of this Lease to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

22.5. Brokerage Commissions. 99

22.6. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations, limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

22.7. Successors. Except as otherwise provided in this Lease, all provisions contained in this Lease shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of the Premises or this Lease, Landlord shall, on and after such sale or assignment, be relieved entirely of all of

[99]	Except as agreed in writing by Landlord or Tenant, Landlord and Tenant each represent and warrant that no claims exist for brokerage commissions or finder’s fees in connection with this Lease and agree to indemnify, defend and hold harmless the other from and against all claims, liabilities and expenses, including reasonable attorneys’ fees, arising from any such brokerage commissions or finder’s fees related to any agreement made by the indemnifying party.

Landlord’s obligations under this Lease100 and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord’s successor in interest.

22.8. Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in the Premises101, subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant’s remedies.

22.9. Quiet Enjoyment. On Tenant paying the rent payable under this Lease and observing and performing all of the terms, covenants and conditions on Tenant’s part to be observed and performed under this Lease, Tenant shall have quiet enjoyment of the Premises for the Term without interference from Landlord, or anyone claiming by, through or under Landlord, subject to all of the provisions of this Lease.

22.10. Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Lease or to exercise any right or remedy consequent on a breach of this Lease shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this Lease, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Lease, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Lease but each other covenant, duty and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

22.11. Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Lease shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Lease, The parties’ respective rights and obligations under this Lease shall be enforceable by specific performance, injunction or any other equitable remedy.

22.12. Authorization. Each individual executing this Lease does represent and warrant to each other so signing (and each other entity for which another person may be signing) that such individual has been duly authorized to deliver this Lease in the capacity and for the entity set forth where such individual signs.

22.13. Attorneys’ Fees. If any action is brought to recover any rent or other amount under this Lease because of any default under this Lease, to enforce or interpret any of the

100	thereafter accruing
101	Property and the rents, issues and profits, the proceeds of any insurance carried by Landlord, and the awards of any condemnation proceedings, with respect to the Property provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys’ fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered. Tenant shall be responsible for all expenses, including, without limitation, attorneys’ fees, incurred by Landlord in any case or proceeding involving Tenant or any assignee or subtenant of Tenant under or related to any bankruptcy or insolvency law. The foregoing provisions of this Paragraph 22.13 shall survive the expiration of the Term or sooner termination of this Lease.

22.14. Merger. The surrender of this Lease by Tenant, the cancellation of this Lease by agreement of Landlord and Tenant or the termination of this Lease on account of Tenant’s default shall not work a merger, and shall, at Landlord’s option, either terminate any subleases of part or all of the Premises or operate as an assignment to Landlord of any of those subleases. Landlord’s option under this Paragraph 22.14 may be exercised by notice to Tenant and all known subtenants in the Premises.

22.15. Miscellaneous. The captions to the Paragraphs of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease. Exhibits referred to in this Lease and any addendums, riders and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though a part of this Lease. Tenant shall not record this Lease or a memorandum or notice of this Lease. This Lease and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Lease, all references to Paragraphs are to Paragraphs in this Lease. This Lease shall be governed by and construed and interpreted in accordance with the laws of the state of Utah, Venue on any action arising out of this Lease shall be proper only in the District Court of Salt Lake County, state of Utah. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE PREMISES. Time is of the essence of each provision of this Lease. The submission of this Lease to Tenant is not an offer to lease the Premises or an agreement by Landlord to reserve the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord, and Landlord has duly executed and delivered one of those duplicate original copies to Tenant.

LANDLORD AND TENANT have executed this Lease on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

MILLROCK PARK NORTH, LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson
Manager

Date	12-5-05

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its	CFO

Date	12/5/05

EXHIBIT A

to

OFFICE LEASE

RULES

The rules set forth in this Exhibit are a part of the foregoing Office Lease (the “Lease”). Whenever the term ‘Tenant” is used in these rules, such term shall be deemed to include Tenant and Tenant’s Occupants. The following rules may from time to time be modified by Landlord in the manner set forth in the Lease. The terms capitalized in this Exhibit shall have the same meaning as set forth in the Lease.

1. Obstruction. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not such item constitutes an obstruction, without the prior written consent of Landlord. Landlord may remove any obstruction or any such item without notice to Tenant and at the sole cost of Tenant. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to them by all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation or interests of the Property or Landlord’s tenants. Tenant shall not go on the roof of the Building102.

2. Deliveries. All deliveries and pickups of supplies, materials, garbage and refuse to or from the Premises shall be made only through such access as may be designated by Landlord for deliveries and only during the ordinary business hours of the Building. Tenant shall not obstruct or permit the obstruction of such access. Tenant shall be liable for the acts and omissions of any persons making such deliveries or pickups.

3. Moving. Furniture and equipment shall be moved in and out of the Building only through such access as may be designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. If Tenant’s movers damage any part of the Improvements, Tenant shall pay to Landlord on demand the amount required to repair such damage.

4. Heavy Articles. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard of damage to the Building, shall be moved into the Premises. Other safes and heavy articles shall be moved into, from or about the Building only

102	, except in accordance with Paragraph 10 of the Rider attached to the Lease

A-1

during such hours and in such manner as shall be prescribed by Landlord, and Landlord may designate the location of such safes and articles.

5. Building Security. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. that evening and103 a.m. the following day, access to the Building, the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge or has a pass and is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the event of an invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors of the Building or any other reasonable method, for the safety of the tenants and protection of the Building and property in the Building. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building. Tenant shall be entitled to receive a number of key cards for after-hours access to the Building equal to Tenant’s Parking Stall Allocation104. Replacements cards for any key cards that are lost or stolen may be issued by Landlord for a handling fee to be reasonably determined by Landlord, but such fee will not be less than $25 per replacement card.

6. Pass Key. The janitor of the Building may at all times keep a pass key to the Premises, and such janitor and other agents of Landlord shall at all times be allowed admittance to the Premises105.

7. Locks, Access Cards and Keys. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of access cards and keys to the Premises and to the toilet rooms, if locked by Landlord, will be furnished by Landlord, and Tenant shall not have any additional access cards or keys made, At the termination of this tenancy, Tenant shall promptly return to Landlord all access cards and keys to offices and toilet rooms and provide Landlord with all combinations and keys for any locks, safes, cabinets and vaults remaining in the Premises. Tenant shall keep the doors of the Premises closed and securely locked when Tenant is not at the Premises.

8. Use of Water Fixtures. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended. No foreign substances of any kind shall be placed in them, and any damage resulting to the same from use on the part of Tenant shall be paid for by Tenant. No persons shall waste water by tying back or wedging the faucets or in

103	6:00

104	, and, at Landlord’s standard charge, such additional keys as may reasonably be requested by Tenant

[10][5]	(excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance)

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any other manner. On leaving the Premises, Tenant shall shut off all water faucets and major electrical apparatus located within the Premises.

9. No Animals; Excessive Noise. No animals shall be allowed in the Building, other than guide dogs for hearing or vision-impaired persons. No persons shall disturb the occupants of the Building or adjoining buildings or space by the use of any electronic equipment or musical instrument or by the making of loud or improper noises.

10. Bicycles. Bicycles and other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those area designated by Landlord for bicycle parking.

11. Trash. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors or ventilating ducts or shafts, of the Building. All trash and refuse shall be placed in receptacles provided by Landlord for the Building or by Tenant for the Premises.

12. Exterior Windows, Walls and Doors. No window shades, blinds, curtains, shutters, screens or draperies shall be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord’s prior written consent.

13. Hazardous Operations and Items. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord’s prior written consent. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

14. Hours for Repairs, Maintenance and Alteration. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building unless Landlord shall have first consented in writing to such work being done at other times. If Tenant desires to have such work done by Landlord’s employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours, Tenant shall pay the extra cost for such labor.

15. No Defacing of Premises. Except as permitted by Landlord by prior written consent, Tenant shall not paint, mark on, place signs on, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building,106 and any defacement, damage or injury directly or indirectly caused by Tenant shall be paid for by Tenant. Pictures or diplomas shall be hung on tacks or small nails.

106	with the exception of hanging artwork and internal marketing materials customarily utilized by Tenant in the normal course of its business operations in a normal and reasonable manner,

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17. Solicitation; Food and Beverages. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building, Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, install or permit the installation or use of any machine or equipment for dispensing food or beverage in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises, without the prior written approval of Landlord and only in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverage within the Building or to use the public areas of the Building for that purpose, No cooking shall be done or permitted by Tenant on the Premises.107

18. Directory. Any bulletin board or directory for Building tenants shall be provided exclusively for the display of the name and location of Building tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to review and approve all signage and directory listings. Tenant shall pay Landlord’s reasonable charges for changing any directory listing at Tenant’s request.

19. Building Name. Landlord may, 108without liability to Tenant109, name the Building and change the name, number or designation by which the Building is commonly known110, Tenant shall not use the name of the Building for any purpose other than the address of the Building.

20. Expulsion. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

107	Notwithstanding the foregoing to the contrary, Tenant may use microwave ovens, refrigerators and coffee pots in connection with its use of the Premises, and may install vending machines for soft drinks, candy, fast food and other vending products.

108	with prior notice but

109	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

110	, except to the name of a company or individual without the advance written consent of Tenant, which consent may be withheld in Tenant’s sole discretion so long as Tenant leases more than fifty percent (50%) of the Building. If Tenant leases fifty percent (50%) or less of the Building, Tenant’s consent shall not be required

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21. Public Areas. 111Landlord may control and operate the public portions of the Building, and the public facilities, and heating and air-conditioning, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

111	Subject to the terms and conditions of the Lease,

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EXHIBIT B

to

OFFICE LEASE

DESCRIPTION OF PREMISES

The Premises referred to in the foregoing instrument are shown on the attached diagram(s).

B-1

WALL TO BE SOLID MATERIAL -
NO VISION GLASS
Key Map
Garden Level Floor Plan
Garden Level Floor Plan
Millrock Park
A1.1

MATCH LINE
DN
Key Map
Second Floor Plan
A1.3
Second Floor Plan
Millrock Park

Third Floor Plan
Key Map
MATCH LINE

A1.4 | Third Floor Plan | Millrock Park

MATCH LINE
Fourth Floor Plan
Key Map
A1.5
Fourth Floor Plan
Millrock Park

Fifth Floor Plan

Key Map

A1.6	Fifth Floor Plan	Millrock Park

EXHIBIT C

to

OFFICE LEASE

PREPARATION OF PREMISES FOR OCCUPANCY

THIS EXHIBIT is attached to, and is a part of, the foregoing Office Lease (the “Lease”), entered into between MILLROCK PARK NORTH, LLC, a Utah limited liability company, as landlord, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation, as tenant. All words capitalized in this Exhibit shall have the same meaning given in the Lease. If any conflict exists between the provisions of this Exhibit and the provisions of the Lease, the provisions of this Exhibit shall control.

1. Initial Improvements.

(a) Preliminary drawings of the floor plans of the Premises are attached as Appendix 1.

(b) Landlord shall cause the Base Building Improvements (the “Base Building Improvements”) described on Appendix 2 to be completed in accordance with the plans and specifications (the “Building Plans”) prepared in accordance with subparagraph (d) below, and, to the extent applicable, the Building Standards and Specifications attached as Appendix 3. (Tenant may work with Landlord to “value engineer” the floor lobbies on the garden level and second through fifth floors to replace granite flooring with carpet, and with respect to the design of the ceilings and walls. Any amount actually saved by such value engineering shall be added to the TI Allowance, as defined below.) The Base Building Improvements shall be made, and the Building Plans shall be prepared, at Landlord’s sole cost and expense, and the cost thereof shall not reduce the TI Allowance.

(c) Subject to Paragraph 1(f) of this Exhibit, Landlord shall also cause the Tenant Improvements (the “Tenant Improvements”) to be completed in accordance with the plans and specifications (the “Tenant Improvement Plans”) approved by Landlord and Tenant, and the Building Standards and Specifications attached as Appendix 3, subject to any modifications made by Tenant and approved by Landlord in accordance with this Exhibit. The Tenant Improvements shall be made, and the Tenant Improvement Plans shall be prepared, at Tenant’s cost, subject to the TI Allowance.

(The Base Building Improvements and the Tenant Improvements are referred to in this Exhibit collectively as the “Initial Improvements.” The Building Plans and the Tenant Improvement Plans are referred to in this Exhibit collectively as the “Plans.”)

(d) Landlord shall cause the Building Plans to be prepared by a registered professional architect. Landlord shall furnish the initial draft of the Building Plans to Tenant for Tenant’s review. Tenant shall have two (2) weeks after receipt to provide comments to such Plans.

(e) Tenant shall cause the Tenant Improvement Plans to be prepared by a registered professional architect as soon as reasonably practicable, but no later than six (6) months after date of the Lease. Tenant shall furnish the initial draft of the Tenant Improvement Plans to Landlord for Landlord’s review and approval. Landlord shall within two (2) weeks after receipt either provide comments to such Tenant Improvement Plans or approve the same. Landlord shall be deemed to have approved such Tenant Improvement Plans if Landlord does not timely provide comments on such Tenant Improvement Plans. If Landlord provides Tenant with comments to the initial draft of the Tenant Improvement Plans, Tenant shall provide revised Tenant Improvement Plans to Landlord incorporating Landlord’s comments within one week after receipt of Landlord’s comments. Landlord shall within one week after receipt then either provide comments to such revised Tenant Improvement Plans or approve such Tenant Improvement Plans. Landlord shall be deemed to have approved such revised Tenant Improvement Plans if Landlord does not timely provide comments on such Tenant Improvement Plans. The process described above shall be repeated, if necessary, until the Tenant Improvement Plans have been finally approved by Landlord.

(f) Millrock Development, LLC shall perform the construction of the Tenant Improvements on the initial Premises only, using a competitive bidding process, excluding electrical and mechanical items previously bid. (As used in this Exhibit C, “initial Premises” means the approximately 95,000 rentable square feet initially covered by the Lease, and does not include any other space, such as the First Expansion Space or the Second Expansion Space (as defined in the Rider attached to the Lease).) Tenant shall have the right to approve the contractors/subcontractors for the Tenant Improvements, subject to the proviso in this subparagraph below. Landlord shall solicit a minimum of three (3) bids from all construction trades involved in the Tenant Improvement process. Tenant shall have the right to review and approve the subcontractors based on the competitive bid process, subject to the proviso in this subparagraph below. All bids and all costs will be provided to Tenant for approval per an “open book” process. The cost of the Tenant Improvements shall be calculated at Landlord’s actual cost, with no additional markup or profit. Landlord shall, in good faith and in a commercially reasonable manner, provide Tenant with commercially reasonable input into the bidding process (including bid review) so long as Tenant’s actions do not delay such process or the completion of the Tenant Improvements; provided, however, that Landlord reserves the sole right and discretion, acting in good faith and in a commercially reasonable manner, to make all final decisions regarding selection of contractors. Landlord shall use commercially reasonable efforts to cause the Tenant Improvements to be substantially completed, except for minor “punch list” items, on or before the projected Commencement Date set forth in Paragraph 1.3 of the Lease, subject to Tenant Delay (as defined in Paragraph 4 of this Exhibit) and force majeure (as described in Paragraph 22.2 of the Lease).

(g) Landlord or an agent of Landlord shall provide project management services in connection with the construction of the Tenant Improvements and the Change Orders (defined below) for the initial Premises only. Project management services related to the Tenant Improvements and any Change Orders shall be performed at Tenant’s cost, to the extent that such cost (together with all other costs payable by Tenant under this Exhibit C) exceeds the TI Allowance, for a fee of two percent (2%) of the TI Allowance only for the initial Premises only.

2. Change Orders. If, prior to the Commencement Date, Tenant shall require improvements or changes (individually or collectively, “Change Orders”) to the Premises in addition to, revision of, or substitution for, the Tenant Improvements, Tenant shall deliver to Landlord for its approval plans and specifications for such Change Orders. If Landlord does not approve of the plans for Change Orders, Landlord shall advise Tenant of the revisions required. Tenant shall revise and redeliver the plans and specifications to Landlord within ten (10) business days of Landlord’s advice or Tenant shall be deemed to have abandoned its request for such Change Orders. Tenant shall pay for all preparations and revisions of plans and specifications for, and the construction of, all Change Orders, to the extent that such cost (together with all other costs payable by Tenant under this Exhibit C) exceeds the TI Allowance.

3. TI Allowance. Landlord shall contribute an amount up to $22.75 per rentable square foot of the Premises (the “TI Allowance”) toward the costs incurred for the design and construction of the Tenant Improvements and Change Orders. Except as expressly provided in the immediately preceding sentence, (a) Landlord has no obligation to pay for the costs of any Tenant Improvements or Change Orders in excess of the TI Allowance, and (b) if the cost of the Tenant Improvements and/or Change Orders exceeds the TI Allowance, Tenant shall pay such overage to Landlord within ten (10) days after the date of an invoice therefor. In calculating the cost of Tenant Improvements and/or Change Orders, Landlord shall give Tenant the benefit of any cash, trade and quantity discounts actually received by Landlord.

4. Commencement Date Delay. The Commencement Date shall be delayed until the date by which both of the following have occurred:

(i) the Temporary Certificate has been issued; and

(ii) the parking stalls constituting Tenant’s Parking Stall Allocation are, in fact, available for use by Tenant,

except to the extent that the delay is caused by and actually results from Tenant’s actions due to any one or more of the following (a “Tenant Delay”), in which case, for each day of Tenant Delay, the Commencement Date shall be advanced forward (and occur earlier) by one day:

(a) Tenant’s request for Change Orders, whether or not any such Change Orders are actually performed;

(b) the contractor’s performance of any Change Orders;

(c) Tenant’s request for materials, finishes or installations requiring unusually long lead times;

(d) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(e) Tenant’s delay in providing information critical to the normal progression of the project (Tenant shall provide such information as soon as reasonably possible, but in no event longer than two weeks after receipt of such request for information from Landlord);

(f) Tenant’s delay in making payments to Landlord for costs of the Tenant Improvements and/or Change Orders in excess of the TI Allowance;

(g) Tenant’s delay in preparing or finalizing the Tenant Improvement Plans in accordance with Paragraph 1(e) of this Exhibit;

(h) Tenant’s involvement in the bidding process under Paragraph 1(f) of this Exhibit;

(i) the delivery or installation of Tenant’s furniture, fixtures and equipment including, without limitation, if such delivery or installation (i) delays Landlord’s completion of its construction obligations, or (ii) delays the issuance of the Temporary Certificate; or

(j) any other act or omission by Tenant or its agents or contractors or persons employed by any of such persons.

If the Commencement Date is delayed by reason of Tenant Delay, then (y) Landlord shall cause Landlord’s architect to certify the date on which the Commencement Date would have occurred but for such Tenant Delay; provided, however, that if Tenant objects to the decision of Landlord’s architect by giving written notice to Landlord within five (5) business days after receipt of such certification, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant, and (z) the date on which the Commencement Date would have occurred but for such Tenant Delay, as established pursuant to the foregoing subparagraph (y), shall be the Commencement Date for all purposes of the Lease.

5. Access by Tenant Prior to Commencement Date. Landlord at its discretion may permit Tenant and its agents to enter the Premises prior to the Commencement Date to prepare the Premises for Tenant’s use and occupancy. Any such permission shall constitute a license only, conditioned upon Tenant’s:

(a) working in harmony with Landlord and Landlord’s agents, contractors, workmen, mechanics and suppliers and with other tenants and occupants of the Building;

(b) obtaining in advance Landlord’s approval of the contractors proposed to be used by Tenant and, if requested by Landlord, depositing with Landlord in advance of any work (i) security satisfactory to Landlord for the completion thereof, and (ii) the contractor’s affidavit for the proposed work and the waivers of lien from the contractor and all subcontractors and suppliers of material; and

(c) furnishing Landlord with such insurance as Landlord may require against liabilities that may arise out of such entry.

Landlord shall not be liable in any way for any injury, loss or damage that may occur to any of Tenant’s property or installations in the Premises prior to the Commencement Date, Tenant shall indemnify, defend and hold harmless Landlord from all claims, liabilities, losses, damages, costs and expenses (including, without limitation, attorneys’ fees) arising out of the activities of Tenant or its agents, contractors, suppliers or workmen in the Premises or the Building. Any such activities shall be governed by Paragraph 9.2 and all other terms of the Lease.

6. Parties’ Representatives. Tenant initially designates James Marshall to act as Tenant’s representative with respect to all approvals, directions and authorizations pursuant to this Exhibit C; provided, however, that Tenant shall have the right to designate an alternative representative at any time on prior written notice to Landlord. Landlord designates Steve Peterson or the acting property manager to act as Landlord’s representative with respect to all approvals, directions and authorizations pursuant to this Exhibit C.

Appendix 1

Floor Plans

[To be agreed on by Landlord and Tenant and then attached.]

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Appendix 2

Millrock Park North ~ Design & Construction Parameters

Base Building Improvements

1.	Framing System: Wide flange structural steel brace frame and moment frame system with a composite concrete floor.

2.	Superimposed floor loading capacity: 70 psf in all tenant lease areas in addition to inherent structural dead loads.

3.	Floor to Floor height: 13’-10”.

4.	Ceiling height: 9’-0” in office lease areas.

5.	Elevators: Three high speed electric elevators servicing all floors to be occupied except a minimum of two for the garden level.

6.	Two exit stairways from all floors occupied for office use, except for the garden level.

7.	Heating, Ventilation and Air-Conditioning (HVAC):

a)	Ventilation and cooling will be provided by a floor-by-floor Variable Air Volume (VAV) system served by two (2) roof-mounted, air-cooled liquid chillers of 100 tons nominal capacity each Chilled water will be circulated through a closed loop vertical plumbing riser to air handlers located in the equipment room on each floor. Supply and return air ducts will be extended from the air handler into the lease area and looped around each floor to supply conditioned air to the VAV terminal boxes. VAV terminal boxes will be installed on each floor complete with heating coils, piping and control valves on an average of one VAV terminal box per 1,200 square feet of usable office space. All ductwork and piping are to be installed “high and tight” against the structural members to allow for lighting and data/communication cabling as part of the Tenant Improvements. (Final temperature controls, balancing and testing are at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance.)

b)	Air-conditioning equipment capacity will be sized using the following load assumptions:

•	Occupancy load: Average of one person per 150 square feet of usable office space.

•	Lighting load: Average of one high-efficiency lighting fixture (defined as a 2’ x 4’ 18 cell parabolic fixture with electronic ballast and three T8 high-efficiency, fluorescent lamps) per 75 square feet of usable office space.

•	Office equipment load: Average of one personal computer (CPU and monitor) per 150 square feet of usable office space.

c)

Completion of the HVAC finish downstream from the VAV terminal unit including low pressure ductwork, dampers, grills, diffusers, temperature controls, testing and balancing and stand alone air-conditioning for server rooms are at Tenant’s sole cost and expense,

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to the extent that such cost (together with any other all costs payable by Tenant under Exhibit C) exceeds the TI Allowance.

d)	Heating: Two (2) natural gas-fired boilers of 2.1 million BTU’s each, located in the mechanical penthouse on the roof, will provide hot water to all VAV terminal boxes through a vertical plumbing riser in the Building core with plumbing loops on each floor.

e)	Complete HVAC systems servicing all common areas of the Building (including, without limitation, restrooms) will be provided as part of the Base Building Improvements.

8.	Domestic Water: Cold and warm water will be provided to all restrooms in the core of the Building via a stand-alone, gas-fired hot water heater in the penthouse. A circulation pump will continuously circulate warm water from the boiler through a vertical plumbing riser in the core of the Building. Cold domestic water will be stubbed out into lease space on each floor for future tenant use.

9.	Fire Protection System. A fire riser will be constructed to meet applicable national and local Building code requirements. The fire protection water supply will enter the Building underground at the fire control room on the main floor near the exterior of the Building. Wet standpipes will rise vertically through the stairwells. Branch lines complete with sprinkler heads will be installed in the Building core. A main branch line (defined as 2- 1/2” in diameter or larger) will be extended from the core into the tenant lease areas on each floor in two directions as part of the Base Building Improvements. Secondary branch lines (defined as 2” in diameter or less) and all sprinkler head installation are at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance.

10.	Electrical Systems: Electrical service will be installed to meet applicable national and local building codes.

a)	Power to Panel: Electrical service will be provided from the electrical utilities service entry point to the switchboard and panels in the equipment room located on each floor.

b)	Fire alarm system will be provided to meet applicable building codes in the core areas of the Building. Systems will be designed to provide the necessary capacity to integrate future horns and strobes on Tenant’s floors, Horns, strobes, pull stations and cabinets in the lease areas are at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance.

c)	Emergency Power Generator: A standby electrical generator sized to meet life-safety load will be provided as part of the Base Building Improvements. The marginal increase in cost to upsize the life safety generator to meet the backup load requirements for Tenant’s specific business use is at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance. The estimated size of the life-safety generator is 200 KW costing $78,700. The marginal cost of increasing the size of this generator to meet Tenant’s connected load requirements is at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance. For example purposes only, to upgrade to a 650 KW generator with its related ATS switches and connected into the Building EMS system would cost approximately $50,000.

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d)	Future electrical service from the panels in each equipment room to the final termination points, as well as all breakers, conduit, wiring, devices, lighting, strobes, alarms, security systems, card access systems (except as described in Paragraph 11 below), telephone and data communication cabling and equipment are at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance.

11.	Access Control System: an after-hour exterior door access control system will be installed as part of the Base Building Improvements. The system will include electro magnetic locks installed at the head of all exterior doors and connected to a control panel in the main floor electrical room. Card readers will be installed at primary entrances to the Building. Scheduling and monitoring of after-hour usage will be controlled by a computer in Landlord’s office. The system will be expandable. The incremental cost for additional expansion control modules and/or cards and readers for tenant use is at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance.

12.	Parking: A minimum of 90% of all parking stalls to be a minimum of 9’ x’ 18’. Handicap accessible parking stalls shall be provided according to local regulations.

Base Building Improvement Standard Finishes

Base Building Improvements to be constructed in accordance with applicable national and local building and life-safety code requirements including stairwells, elevators, restrooms, equipment rooms, mechanical systems, fire protection systems and electrical systems on each floor, finished per the following Building standards.

•	Exterior Building finishes: Combination of EFIS, reflective glass, aluminum and partial granite at entries.

•	Exterior common areas of hardscape and landscape completed per approved site plan including lighted walkways to Building entrances and lighted parking areas.

Interior Common Areas

•	1st floor entrance and elevator lobby: Floor to be granite tile; walls to be combination of glass windows, granite wainscot and wood paneling; lighting to be a combination of indirect recessed fluorescent and surface mounted incandescent fixtures.

•	2nd, 3rd, 4th and 5th level elevator lobbies: Granite floor tile; granite base; painted sheetrock walls; lighting to be a combination of indirect recessed fluorescent and surface mounted incandescent fixtures.

•	Lower level (garden level) elevator lobby contiguous to parking structure: Ceramic tile or hard surface floor and base; painted sheetrock walls; lighting to be a combination of indirect recessed fluorescent and surface mounted incandescent fixtures.

•	Building directory: A pedestal type electronic touch screen Building directory will be provided.

•	Stairwell corridors and secondary egress corridor: painted sheetrock ceiling and walls; recessed 2’ x 2’ parabolic lighting; carpet and carpet base.

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•	Restrooms: Floor will be granite or marble; walls and ceiling to painted sheetrock; walls to have granite wainscot, recessed and surface mounted lighting, to meet Building standard. Countertops will be of natural granite or marble. Floor mounted fixtures with pressurized flush values and motion censored shall be installed.

•	Equipment rooms: painted drywall; painted concrete floors; no ceiling; fluorescent strip lighting hung from deck above.

•	Stairwells: Concrete or steel stairs and landings, with painted walls, floor and painted steel handrails. Lighting including daytime and emergency egress is included.

•	Elevators: Combination of wood and composite veneers on walls; stone flooring; standard ceiling with recessed lighting and metal trim and accessories.

•	Life-safety exit and egress lighting with alarms and horns as required by code.

•	Building signage including stairwells, exiting and elevator instructions as per code.

Lease Areas

All improvements, except as provided above, within the lease areas are excluded from the Base Building Improvements and are at Tenant’s sole cost and expense, to the extent that such cost (together with all other costs payable by Tenant under Exhibit C) exceeds the TI Allowance, including but not limited to: interior partitions; sheetrock on perimeter walls; sheetrock column wraps; doors; hardware; interior sidelights; ceilings; wallcoverings; painting; floor coverings; cabinetry; millwork; HVAC finish (downstream of the VAV boxes); plumbing; electrical service from the panel; phone/data/communication service from the first floor point of demarcation; wall finishes; lighting; building permits and project management services (as described in Exhibit C).

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Appendix 3

Building Standards & Specifications

Doors

•	3’ x 8’ x 1 3/4” Solid Core Premium Grade A - 5 Ply Cherry Wood Veneer

•	Matching hardwood edges

Door Frames & Sidelights

•	16 gauge welded hollow metal

•	Finish: enamel paint to match architect sample

Hardware

•	Lockset and deadbolt at entry door: Schlage or equivalent commercial grade series lever door hardware

•	Passage set at interior doors: Schlage or equivalent commercial grade series lever door hardware

•	Finish: US26D Brushed Chrome

•	Hinges: Hager Full Mortise Hinges BB 1279

•	Entry door closer: LCN 4000 Series

•	Door stop: Hager 236, US26D

Paint

•	One coat primer, two coats eggshell finish

Carpet

•	Minimum weight: 28 oz., 11 stitches per inch

Vinyl Composite Tile

•	For use in breakrooms or workrooms

•	Manufacturers: Armstrong or approved equal

Ceilings in Tenant Lease Areas

•	2’ x 2’ white acoustical tile

•	Regressed tegular edge

•	White metal grid

Exterior Window Coverings

•	1 inch horizontal mini blinds

•	Aluminum finish

Window Sills

•	Aluminum: Mill Finish / Clear

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Mechanical Specifications

•	Air cooled rotary water chillers

•	Floor by floor air handlers

•	Fan-powered VAV terminal units with DDC controls and hot water coils

•	2’ x 2’ ceiling supply air diffusers, painted steel (Nailor Industries or equal)

•	Perforated return air diffusers (Nailor Industries or equal)

•	Allerton Energy Management controls for HVAC and after-hours lighting

Ducting

•	Medium Pressure duct: Galvanized steel oval and round

•	Rectangular Medium Pressure - Single wall-galvanized sheet metal with 1” acoustical liner (as shown on drawings)

•	Low Pressure (downstream of VAV): Flexible Polyethylene encapsulated steel wire helical duct with 1” fiberglass insulation and polyethylene vapor barrier

Electrical Specifications

The following are a list of Building standard lighting fixtures:

•	2’ x 4’, 18 cell parabolic fixture 3-T8 fluorescent lamps, electronic ballast, 277 volt

•	2’ x 2’, 9 cell parabolic fixture, 3-T8 fluorescent lamps, electronic ballast, 277 volt

•	65 watt incandescent dimmable recessed can light for use in conference rooms.

•	Recessed fluorescent down light with two (2) 26 watt lamps, or equal

•	Recessed florescent washer light with two (2) 26 watt lamps, or equal

•	Emergency egress lights as required per code.

•	All lighting except for emergency egress and exit lighting will be controlled by the Building energy management system with tenant override switching; any use of the lighting systems outside of the standard Building occupancy schedule will incur an after-hours charge.

•	Fluorescent lighting fixtures are budgeted at the rate of one (1) fixtures per 75 square feet of usable office area.

C3-2

EXHIBIT D

to

OFFICE LEASE

COMMENCEMENT DATE CERTIFICATE

THE UNDERSIGNED, Landlord and Tenant, respectively, under that certain Office Lease (the “Lease”), dated                     , 20    , agree that the “Commencement Date,” as defined in Paragraph 1.3 of the Lease, is                     , 20    , and that the “Expiration Date,” as defined in Paragraph 1.5 of the Lease, is                     . As used in the Lease, “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated:

Period(s)	Basic Monthly Rent		Annual Cost Per Rentable Square Foot
_________ through _________, inclusive	$	per month	$
_________ through _________, inclusive	$	per month	$
_________ through _________, inclusive	$	per month	$
_________ through _________, inclusive	$	per month	$
_________ through _________, inclusive	$	per month	$

E-2

LANDLORD AND TENANT have executed this Commencement Date Certificate on the respective dates set forth below.

LANDLORD:

MILLROCK PARK NORTH, LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson
Manager

Date

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its

Date

E-2

RIDER TO OFFICE LEASE

THIS RIDER is attached to, and is a part of, the foregoing Office Lease (the “Lease”), entered into between MILLROCK PARK NORTH, LLC, a Utah limited liability company, as landlord, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation, as tenant. All words capitalized in this Rider shall have the same meaning given in the Lease. If any conflict exists between the provisions of this Rider and the provisions of the Lease, the provisions of this Rider shall control.

1. Remedies for Delay or Early Completion.

1.1. Termination by Landlord—Financing Terms. Landlord may, without any liability to Tenant, terminate the Lease on written notice given to Tenant on or before January 4, 2006, if Landlord, in its sole, absolute and unfettered discretion, is dissatisfied on or before such date with the terms and conditions proposed by Landlord’s construction lender for the Building. Tenant waives and releases all claims against Landlord and Landlord’s employees and agents if such termination occurs. Such termination shall be effective as of the date of receipt by Tenant of such notice, Landlord and Tenant shall thereafter be released and discharged from all further obligations under the Lease (except as provided in the remainder of this sentence) and Tenant shall receive a refund of any prepaid Basic Monthly Rent actually received by Landlord. If Landlord fails to give such notice in a timely manner, such right of termination shall automatically terminate and cease to have any further force or effect.

1.2. Termination by Tenant—Failure to Obtain Financing. Not subject to force majeure (“Force Majeure”), as described in Paragraph 22.2 of the Lease, if Landlord has not closed on its construction financing for the Building on or before February 3, 2006, then Tenant may terminate the Lease on written notice given to Landlord prior to (but not on or after) the date on which Landlord closes on such financing. If obtained, on or before February 3, 2006, Landlord shall provide to Tenant verification that such construction financing has been obtained. Such termination shall be effective as of the date of receipt by Landlord of such notice, Landlord and Tenant shall thereafter be released and discharged from all further obligations under the Lease (except as provided in the remainder of this sentence) and Tenant shall receive a refund of any prepaid Basic Monthly Rent actually received by Landlord. If Tenant fails to give such notice on or before February 13, 2006, such right of termination shall automatically terminate and cease to have any further force or effect. Landlord shall keep Tenant informed regarding the timing of the closing on such financing and, if requested by Tenant, Landlord shall arrange for Tenant to communicate directly with the lender providing such financing regarding the timing of such closing.

1.3. Termination by Tenant—Failure to Commence. Not subject to Force Majeure, if (a) a footing and foundation building permit has not been issued for Landlord to commence construction of the Building and its related parking structure, and (b) Landlord has not commenced such construction, on or before May 4, 2006, then Tenant may terminate the Lease on written notice given to Landlord on or prior to (but not after) May 14, 2006. Such termination shall be effective as of the date of receipt by Landlord of such notice, Landlord and Tenant shall thereafter be released and discharged from all further obligations under the Lease (except as provided in the remainder of this sentence) and Tenant shall receive a refund of any prepaid Basic Monthly Rent actually received by Landlord. If Tenant fails to give such notice in a timely manner, such right of termination shall automatically terminate and cease to have any further force or effect.

1.4. Penalty for Completion Delay. Subject to Force Majeure and Tenant Delay, if the Commencement Date does not occur in accordance with Paragraph 1.3 of the Lease on or before May 20, 2007 (the “Penalty Date”), then for each day during the period (the “Penalty Period”) commencing on the day after the Penalty Date and expiring on the day immediately prior to the date on which the Commencement Date occurs, Tenant shall be entitled to a credit towards Basic Monthly Rent first payable under the Lease after the Commencement Date in an amount equal to twice the daily amount, calculated on a per diem basis based on the number of days in the month concerned, actually paid by CHG Companies, Inc., a Delaware corporation (“CHG Companies”), for the Penalty Period under the Lease Agreement for Woodlands Tower II, dated October 20, 1989, entered into between the predecessor in interest to Woodlands III Holdings, LLC, as landlord, and the predecessor in interest to CHG Companies, as tenant, as amended (as amended, the “Woodlands Lease”), as both of the following:

(a) holdover Basic Monthly Rent under Section 20.3 of the Woodlands Lease in the amount of $156,358.48 per month; and

(b) Tenant’s Share of Operating Expenses under Article V of the Woodlands Lease.

If the credit described in the foregoing portion of this Paragraph 1.4 is applicable, Landlord and Tenant shall, promptly following the Commencement Date, enter into an amendment to the Lease memorializing such credit.

1.5. Compensation for Early Completion. Taking into account and, therefore, subtracting Tenant Delay, if the Commencement Date occurs prior to the Penalty Date, Landlord shall be entitled to receive from Tenant an amount equal to $1,042.39 per day as additional Basic Monthly Rent for each day that the Commencement Date occurs prior to the Penalty Date. Such amount shall be paid by Tenant to Landlord within ten (10) days after the Commencement Date as Basic Monthly Rent, but shall not affect the schedule of, or reduce, Basic Monthly Rent set forth in Paragraph 1.1 of the Lease. If this Paragraph is applicable, Landlord and Tenant shall, promptly following the Commencement Date, enter into an amendment to the Lease memorializing such payment.

1.6. Termination by Tenant—Failure to Complete. Subject to Force Majeure and Tenant Delay, if the Commencement Date does not occur in accordance with Paragraph 1.3 of the Lease on or before September 4, 2007, then Tenant may terminate the Lease on written notice given to Landlord on or prior to (but not after) September 14, 2007. Such termination shall be effective as of the date of receipt by Landlord of such notice, Landlord and Tenant shall thereafter be released and discharged from all further obligations under the Lease (except as provided in the remainder of this sentence) and Tenant shall receive a refund of any prepaid Basic Monthly Rent actually received by Landlord. If Tenant fails to give such notice in a timely manner, such right of termination shall automatically terminate and cease to have any further force or effect. Notwithstanding the foregoing to the contrary, Landlord may at any time give Tenant written notice that Landlord will not complete its construction obligations with respect to the Premises on or before September 4, 2007, which notice shall also set forth Landlord’s then-current estimate of when such obligations will be completed, and Tenant shall have ten (10) days after receipt of such notice to exercise the foregoing termination right or such right will be deemed to have been waived and shall automatically terminate and cease to have any further force or effect.

2. First Mandatory Expansion of Premises.

2.1. Expansion. Effective as of, and for the period on and after, the earlier of either of the following dates (the earlier, the “First Expansion Date”):

(a) the date by which both of the following have occurred: (i) a certificate of temporary occupancy has been issued by the City of Holladay for the First Expansion Space; and (ii) the parking stalls constituting Tenant’s Parking Stall Allocation for the First Expansion Space are, in fact, available for use by Tenant (Landlord shall deliver to Tenant exclusive possession of the First Expansion Space within ten (10) days after receipt of written notice given by Tenant to Landlord of Tenant’s desire to expand into the First Expansion Space); or

(b) in all events and whether or not the First Expansion Space is occupied or improved, October 1, 2008,

the Premises shall be expanded to include approximately 17,611 rentable square feet of space (the “First Expansion Space”) located on the second floor of the Building.

2.2. Lease Amendment. On or about the First Expansion Date, Landlord and Tenant shall enter into an amendment to the Lease that adds the First Expansion Space to the Premises originally covered under the Lease as of the First Expansion Date in accordance with the terms and conditions set forth in this Paragraph 2 for the remainder of the Term; provided, however, that the calculation of “rentable square feet” contained within the First Expansion Space shall be subject to final measurement and verification by Landlord’s architect and Tenant’s architect according to ANSI/BOMA Standard Z65.1-1996 (or any successor standard) and, in the event of a variation, Landlord and Tenant shall amend the Lease accordingly, amending each provision that is based on rentable square feet, including, without limitation, Basic Monthly Rent, Tenant’s Percentage of Operating Expenses and the tenant improvement allowance for the First Expansion Space; provided, that if Landlord’s architect and Tenant’s architect fail to agree on the amount of rentable square feet contained within the First Expansion Space within five (5) business days after such measurement and verification is completed by Landlord’s architect, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant.

2.3. Basic Monthly Rent. Effective as of, and for the period on and after, the First Expansion Date, Basic Monthly Rent shall be increased by an amount equal to the product obtained by multiplying:

(a) the number of rentable square feet in the First Expansion Space (determined as set forth in Paragraph 2.2 of this Rider); times

(b) an amount, on a per rentable square foot basis, that is equal to the Basic Monthly Rent applicable to the original Premises covered by the Lease for the period concerned.

2.4. Tenant’s Percentage of Operating Expenses. Effective as of, and for the period on and after, the First Expansion Date, Tenant’s Percentage of Operating Expenses shall be increased by the result obtained by dividing the rentable square feet of the First Expansion Space by the rentable square feet of all premises within the Building, determined in accordance with Paragraph 1.9 of the Lease.

2.5. Improvements. Landlord shall provide to Tenant a tenant improvement allowance equal to $22.75 per rentable square foot of the First Expansion Space for improvements made by Tenant to the First Expansion Space in accordance with Paragraph 9.2 of the Lease.

3. Second Mandatory Expansion of Premises.

3.1. Expansion. Effective as of, and for the period on and after, the earlier of either of the following dates (the earlier, the “Second Expansion Date”):

(a) the date by which both of the following have occurred: (i) a certificate of temporary occupancy has been issued by the City of Holladay for the Second Expansion Space; and (ii) the parking stalls constituting Tenant’s Parking Stall Allocation for the Second Expansion Space are, in fact, available for use by Tenant; provided, however, that Landlord (y) shall not be required to deliver to Tenant exclusive possession of the Second Expansion Space any earlier than six (6) months after receipt of written notice given by Tenant to Landlord of Tenant’s desire to expand into the Second Expansion Space, and (z) shall deliver to Tenant exclusive possession of the Second Expansion Space no later than July 8, 2009; or

(b) in all events and whether or not the Second Expansion Space is occupied or improved, October 1, 2009,

the Premises shall be expanded to include the approximately 5,000 rentable square feet of space (the “Second Expansion Space”) comprising the balance of the space located on the second floor of the Building.

3.2. Lease Amendment. On or about the Second Expansion Date, Landlord and Tenant shall enter into an amendment to the Lease that adds the Second Expansion Space to the Premises originally covered under the Lease (and to the First Expansion Space) as of the Second Expansion Date in accordance with the terms and conditions set forth in this Paragraph 3 for the remainder of the Term; provided, however, that the calculation of “rentable square feet” contained within the Second Expansion Space shall be subject to final measurement and verification by Landlord’s architect according to ANSI/BOMA Standard Z65.1-1996 (or any successor standard) and, in the event of a variation, Landlord and Tenant shall amend the Lease accordingly, amending each provision that is based on rentable square feet, including, without limitation, Basic Monthly Rent, Tenant’s Percentage of Operating Expenses and the tenant improvement allowance for the Second Expansion Space; provided, that if Landlord’s architect and Tenant’s architect fail to agree on the amount of rentable square feet contained within the First Expansion Space within five (5) business days after such measurement and verification is completed by Landlord’s architect, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant.

3.3. Basic Monthly Rent. Effective as of, and for the period on and after, the Second Expansion Date, Basic Monthly Rent shall be increased by an amount equal to the product obtained by multiplying:

(a) the number of rentable square feet in the Second Expansion Space (determined as set forth in Paragraph 3.2 of this Rider); times

(b) an amount, on a per rentable square foot basis, that is equal to the Basic Monthly Rent applicable to the original Premises covered by the Lease for the period concerned.

3.4. Tenant’s Percentage of Operating Expenses. Effective as of, and for the period on and after, the Second Expansion Date, Tenant’s Percentage of Operating Expenses shall be increased by the result obtained by dividing the rentable square feet of the Second Expansion Space by the rentable square feet of all premises within the Building, determined in accordance with Paragraph 1.9 of the Lease.

3.5. Improvements. Landlord shall provide to Tenant a tenant improvement allowance equal to $22.75 per rentable square foot of the Second Expansion Space for improvements made by Tenant to the Second Expansion Space in accordance with Paragraph 9.2 of the Lease; provided, however, that such allowance shall be reduced by the estimated replacement cost of any existing tenant improvements including, without limitation, any perimeter walls, ceilings, lighting and window coverings (and by one-half ( 1/2) of the estimated replacement cost for any carpet), in the Second Expansion Space previously made or installed by Landlord that are usable by Tenant as part of the initial improvement of the Second Expansion Space for Tenant, as determined by Landlord’s architect; provided, however, that if Tenant objects to the determination of Landlord’s architect by giving written notice to Landlord within five (5) business days after receipt of such determination, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant.

4. Options to Expand Premises.

4.1. Options. Provided that as of the date of each notice given by Landlord to Tenant pursuant to Paragraph 4.2 of this Rider of the availability of expansion space, (a) the Lease is in full force and effect, (b) Tenant is not in default under the Lease, (c) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, (d) Tenant has not assigned the Lease in an assignment requiring Landlord’s consent, and (e) the expansion is not for the benefit of a subtenant of Tenant subletting pursuant to a sublease requiring Landlord’s consent, Landlord shall provide to Tenant four (4) options to expand the Premises on the first floor of the Building, effective in the fourth calendar quarter of each of the following calendar years: 2010; 2011; 2012; and 2013. Each such option shall be for at least 5,000, but not more than 8,000, rentable square feet; provided, however, that if Tenant exercises in a timely manner the first three (3) options, the fourth option shall be for the balance of the rentable space located on the first floor of the Building, and if Tenant fails to exercise in a timely manner any of the first three (3) options, the fourth option shall automatically terminate and cease to have any further force or effect.

4.2. Notice and Acceptance. During the calendar year concerned, Landlord shall give Tenant notice of the availability of the space concerned, including the approximate size and location, and the projected delivery date, of such space. Following receipt of such notice, Tenant shall have ten (10) business days in which to notify Landlord of its acceptance of such space. (The date on which Landlord receives such notification is referred to in this Rider as the “Acceptance Date.”) The failure of Tenant to give such notice within such ten (10) day period shall be deemed to be a rejection of such space. If Tenant rejects or is deemed to have rejected such space, such option shall terminate and cease to have any further force or effect, but such termination shall not terminate any subsequent option(s) to expand, which subsequent option(s) shall remain in full force and effect, except for the fourth option, which shall automatically terminate and cease to have any further force or effect. If Tenant notifies Landlord in a timely manner of its acceptance of such space, Landlord shall deliver to Tenant exclusive possession of such space on the Acceptance Date, and Landlord and Tenant shall promptly enter into an amendment to the Lease, adding such space to the Premises as of the earlier of either of the following dates (a “Commencement Date—Optional Expansion”):

(a) the date by which both of the following have occurred: (i) a certificate of temporary occupancy for such space has been issued by the City of Holladay; and (ii)

the parking stalls constituting Tenant’s Parking Stall Allocation for such space are, in fact, available for use by Tenant; or

(b) the date that is the later of (i) eighty-five (85) days after the Acceptance Date, or (ii) October 1st of the calendar quarter concerned.

4.3. Terms. Each such space shall be leased on the same terms and conditions as the original Premises covered by the Lease for the remainder of the Term, with (a) the Basic Monthly Rent for such space being at the same rate, on a per rentable square foot basis, as is applicable to the original Premises covered by the Lease for the period concerned, (b) the expiration date for each such space being the same as the Expiration Date for the original Premises covered by the Lease, (c) the tenant improvements being completed by Tenant in accordance with Paragraph 9.2 of the Lease, and (d) Landlord providing to Tenant a tenant improvement allowance for such space equal to the product of (i) $22.75 per rentable square foot, multiplied by (ii) a fraction, the numerator of which is the number of full calendar months remaining in the initial period constituting the Term under the Lease for the period on and after the applicable Commencement Date—Optional Expansion, and the denominator of which is one hundred twenty (120); provided, however, that with respect to the space having a Commencement Date—Optional Expansion in the fourth calendar quarter of 2010 only, such tenant improvement allowance shall be reduced by the estimated replacement cost of any existing tenant improvements including, without limitation, any perimeter walls, ceilings, lighting and window coverings, in such space previously made or installed by Landlord that are usable by Tenant as part of the initial improvement of such space for Tenant, as determined by Landlord’s architect; provided, however, that if Tenant objects to the determination of Landlord’s architect by giving written notice to Landlord within five (5) business days after receipt of such determination, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant.

5. Options to Extend.

5.1. Options. Tenant shall have the option to extend the initial period constituting the Term under the Lease for four (4) additional periods of five (5) years each, provided that Tenant gives Landlord written notice of the exercise of each such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term concerned, (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, and (iv) Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased fifty percent (50%) or more of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Each such extension term shall commence at 12:01 a.m. on the first day following the expiration of the immediately preceding period constituting the Term under the Lease. During any such extension term, all provisions of the Lease shall apply, except that:

(a) (i) the “Expense Stop” during the first extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, (ii) the “Expense Stop” during the second extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2022, (iii) the “Expense Stop” during the third extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2027, and (iv) the “Expense Stop” during the fourth extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2032; and

(b) the amount of the Basic Monthly Rent for any such extension term shall be the product of (i) the rentable square feet of the Premises to be covered by the Lease for the extension term concerned, and (ii) the following annual per rentable square foot amounts for the periods concerned (as used below in this subparagraph (b), the “Years” are consecutive twelve (12) month periods, commencing on the first full calendar month following the expiration of the initial period constituting the Term under the Lease):

First Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$28.39
Second Year	$28.95
Third Year	$29.53
Fourth Year	$30.12
Fifth Year	$30.73

Second Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$31.34
Second Year	$31.97
Third Year	$32.61
Fourth Year	$33.26
Fifth Year	$33.92

Third Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$34.60
Second Year	$35.29
Third Year	$36.00
Fourth Year	$36.72
Fifth Year	$37.45

Fourth Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$38.20
Second Year	$38.97
Third Year	$39.75
Fourth Year	$40.54
Fifth Year	$41.35

If Tenant timely exercises any such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise any such option in a timely manner, such option and any subsequent options to extend shall automatically terminate and cease to have any further force or effect.

5.2. Exercise Covering Portion of Premises. Such extension may be for less than all of the Premises then covered by the Lease (but may not be for less than seventy-five percent (75%) of the Premises covered by the Lease on the date on which such option is exercised), provided that the amount of space (the “Excluded Space”) that is not to be covered by such extension; (a) is set forth in Tenant’s notice of exercise of such option (and if a lesser amount is not set forth in such notice, such extension shall conclusively be for all of the Premises covered by the Lease on the date on which such option is exercised); (b) is not less than 5,000 rentable square feet; and (c) is reasonably capable of being excluded from the Premises and reconfigured in a commercially reasonable manner so as to make it, in size and configuration, readily leasable to a new tenant. Landlord shall, in a commercially reasonable manner, select which portion of the Premises shall constitute the Excluded Space, so long as the portion selected is reasonably close in size to the amount of space requested to be excluded by Tenant in its notice of exercise. Any corridors, demising walls or other similar improvements reasonably required to make the Excluded Space readily leasable to a new tenant shall be installed by Landlord at Tenant’s sole cost and expense. Tenant shall reimburse Landlord for such cost and expense within ten (10) business days after receipt by Tenant of an invoice therefor.

6. Limitations on Operating Expenses.

6.1. Limitation on Operating Expenses—Initial Term. Notwithstanding the provisions of Paragraph 5 of the Lease, the provisions of this Paragraph 6.1 shall be applicable, but only during the initial period constituting the Term under the Lease, and not during any period thereafter.

(a) Tenant’s Share of Controllable Operating Expenses (as defined below) for the second Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the second Operating Year; or

(ii) the product of (A) the sum of Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus four percent (4%), multiplied by (B) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12);

provided, however, that Tenant’s Share of Controllable Operating Expenses for the first Operating Year shall be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied for the entire first Operating Year.

(b) Tenant’s Share of Controllable Operating Expenses for the third Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the third Operating Year; or

(ii) the sum of (A) Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus (B) the product of i) four percent (4%), multiplied by ii) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12), plus (C) four percent (4%) (such sum is the initial “Cap Amount”).

(c) Tenant’s Share of Controllable Operating Expenses applicable to each Operating Year thereafter shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the applicable Operating Year; or

(ii) the sum of the Cap Amount for the immediately preceding Operating Year, plus four percent (4%).

(d) The intent of this Paragraph 6.1 is for increases in Tenant’s Share of Controllable Operating Expenses to be limited to a cumulative four percent (4%) per Operating Year (prorated in the second Operating Year to reflect the second Operating Year being less than a full twelve (12) calendar month period). Assume for example purposes only that Tenant’s Share of Controllable Operating Expenses in the first Operating Year is $100.00, and that the second Operating Year is comprised only of six (6) calendar months. In this example, Tenant’s Share of Controllable Operating Expenses in the second Operating Year would be capped at $52.00 ($100.00 + 4% x 6 ÷ 12). In the third Operating Year, the Cap Amount would be $106.08 ($100.00 + 2% + 4%), in the fourth Operating Year, the Cap Amount would be $110.32 ($106.08 + 4%), in the fifth Operating Year, the Cap Amount would be $114.73 ($110.32 + 4%) and so on.

(e) “Tenant’s Share of Controllable Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Controllable Operating Expenses (as defined below) actually incurred in any given Operating Year. Tenant’s Share of Controllable Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Controllable Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

(f) “Controllable Operating Expenses” means all Operating Expenses other than those not within the control of Landlord. Without limiting the generality of the immediately preceding sentence, those Operating Expenses not within the control of Landlord include, without limitation, Included Capital Items, insurance, utilities and real and personal property taxes and assessments. There shall be no cap on Operating Expenses other than Controllable Operating Expenses.

6.2. Limitation on Operating Expenses—Extension Terms. The provisions of this Paragraph 6.2 shall be applicable only during any extension term pursuant to Paragraph 5 of this Rider (in which the “Expense Stop” shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, as set forth in said Paragraph 5). Notwithstanding the other provisions of Paragraph 5 of the Lease, Tenant’s Share of Controllable Operating Expenses for calendar year 2018 shall be the lesser of (a) Tenant’s Share of Controllable Operating Expenses for calendar year 2018, or (b) the sum of Tenant’s Share of Controllable Operating Expenses for calendar year 2017, plus four percent (4%) (such sum is the initial “Cap Amount”); provided, however, that Tenant’s Share of Controllable Operating Expenses for calendar year 2017 shall be adjusted by Landlord to the amount that it would have been if ninety-five (95%) of the rentable area of the Building had been occupied for the entire 2017 calendar year. Tenant’s Share of Controllable Operating Expenses applicable to each calendar year thereafter shall be the lesser of (y) Tenant’s Share of Controllable Operating Expenses during the applicable calendar year, or (z) the sum of the Cap Amount for the immediately preceding calendar year, plus four percent (4%). (The intent of the immediately preceding sentence is for the Cap Amount to be a cumulative four percent (4%) per year cap amount.) For example purposes only, if Tenant’s Share of Controllable Operating Expenses are

$200.00 in calendar year 2017, the Cap Amount for calendar year 2018 will be $208.00, for calendar year 2019 will be $216.32 and so on.

7. Exclusive Use Provision. So long as, but only for so long as, at least 70,000 rentable square feet of the Premises are being used primarily as offices for a healthcare staffing company by (a) Tenant, or (b) an assignee to which Tenant has assigned the Lease pursuant to an assignment that does not, under the Lease, require Landlord’s consent, then no other space in the Building may be leased for use as offices for a healthcare staffing company, other than space leased by Landlord to Tenant or such assignee.

8. Monument Signage.

8.1. Point Monument Sign. So long as Tenant actually occupies at least 70,000 rentable square feet in the Building, Tenant may, at its sole cost and expense, as an exclusive right, place the name “CompHealth,” “CHG Healthcare Services” or any assumed name of Tenant, or, subject to the prior written consent of Landlord, any reasonable derivation thereof on the monument sign (the “Point Monument Sign”) to be constructed by Landlord along the southerly side of 6200 South Street in the approximate location set forth on the attached Exhibit A, incorporated by this reference, provided that the size, location, design, color and all other aspects of such signage are approved in advance in writing by Landlord. Tenant shall have reasonable input into the design of the Point Monument Sign, subject to all applicable codes, ordinances, rules and regulations. Landlord shall not place or allowed to be placed any other sign for any specific tenant(s) in Millrock Park in the area between the northernmost point of the Property and the entrance to Millrock Park from 6200 South Street; provided, however, that the foregoing portion of this sentence shall not limit in any way whatever the placement of any sign advertising Millrock Park or anything related to Millrock Park other than specific tenant(s) only. At the expiration of the Term or sooner termination of the Lease, Tenant shall, at its sole cost and expense, remove its signage from the Point Monument Sign and restore the Point Monument Sign to its condition prior to the addition of Tenant’s signage.

8.2. Multi-Tenant Monument Sign. Tenant shall have shared rights on the Millrock Park typical multi-tenant monument sign to be located near the entrance to Millrock North. At the expiration of the Term or sooner termination of the Lease, Tenant shall, at its sole cost and expense, remove its signage from such monument sign. If Tenant occupies the entire Building, Tenant shall have the exclusive right to such monument sign.

9. Crown Signage.

9.1. Conditional Right to Crown Signage. Currently crown signage on the Building is not permitted by the City of Holladay. If (i) in the future such signage is permitted by the City of Holladay, (ii) Landlord grants to any other tenant of any other building in Millrock Park the right to place such signage on such other building, and (iii) Tenant actually occupies at least 70,000 rentable square feet in the Building, then Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace similar exterior

Building signage on the Building, on an exclusive basis, with the name “CompHealth,” “CHG Healthcare Services” or any assumed name of Tenant, or, subject to the prior written consent of Landlord, any reasonable derivation thereof (such signage, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Crown Signage”), provided that (a) the size, location, design, color and all other aspects and specifications of the Crown Signage are approved in advance in writing by Landlord and by the requisite municipal authority, and (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any warranty or insurance maintained by Landlord on the Building and any applicable requirements of any covenants, conditions and restrictions affecting the Property.

9.2. Maintenance; Repair; Removal; Indemnification. Tenant shall maintain the Crown Signage at all times in a good, safe and clean condition. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage. The Crown Signage shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Crown Signage at any time during the Term. Tenant shall, at its sole cost and expense, remove the Crown Signage prior to the expiration of the Term or sooner termination of the Lease. On removal of the Crown Signage, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage. If Tenant is in default under the Lease beyond any applicable cure period, Landlord may, at Tenant’s sole cost and expense, remove the Crown Signage and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Crown Signage. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage.

9.3. Personal Rights. Tenant’s rights under this Paragraph shall be personal to;

(a) the initial Tenant;

(b) an assignee of the Lease pursuant to an assignment to which Landlord’s consent is not required under Paragraph 10.1 of the Lease; and

(c) a subtenant of the entire Premises for entire remainder of the Term pursuant to a sublease to which Landlord’s consent is not required under Paragraph 10.1 of the Lease,

and may only be exercised by such initial Tenant, assignee or subtenant; provided, however, that such rights shall not apply if such initial Tenant, assignee or subtenant vacates or abandons (as described in Paragraph 16.1 of the Lease) the Premises. Except as expressly set forth in the immediately preceding sentence, no other person shall have any rights to the Crown Signage under this Lease.

10. Satellite Dish. Provided that Tenant first obtains Landlord’s written approval, Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace a satellite dish or antennae for Tenant’s internal corporate use only, together with a connection to the Premises (such dish or antennae, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Dish”), with a non-penetrating base on the roof of the Building, in accordance with specifications reasonably approved in advance by Landlord, provided that (a) Tenant shall obtain Landlord’s prior approval of the proposed location of the Dish and the method for fastening the Dish to the roof, (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any bond, warranty or insurance maintained by Landlord on the roof and any applicable requirements of any covenants, conditions and restrictions affecting the Property, (c) Tenant shall not interfere with any other satellite dish or antennae or communication equipment on the roof, and (d) the Dish is within the roof screen walls so as not to be visible from the exterior of the Building. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Dish. The Dish shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Dish at any time during the Term. Tenant shall, at its sole cost and expense, remove the Dish prior to the expiration of the Term or sooner termination of the Lease. On removal of the Dish, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish. If Tenant is in default under the Lease beyond any applicable cure period, Landlord may, at Tenant’s sole cost and expense, remove the Dish and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Dish. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Dish.

11. Property Management. Tenant may give written notice to Landlord of any reasonably unsatisfactory performance of Building property management personnel. Landlord shall have thirty (30) days following such notice in which to correct such performance or such longer period time as may be reasonably necessary, so long as Landlord promptly commences such correction following such notice and thereafter diligently prosecutes the same to completion. If Landlord fails to correct such performance in accordance with the immediately preceding sentence, Tenant may, by written notice, direct Landlord to replace such non-performing personnel. If Landlord fails to replace such non-performing personnel within thirty (30) days after such second notice, or if Landlord fails to correct unsatisfactory performance of Building property management personnel twice in any twelve (12) month period within the applicable notice and cure period, then Tenant may, by a third written notice given to Landlord, direct Landlord to utilize a third-party property management company for the Building that is reasonably satisfactory to Landlord and Tenant.

12. Consent; Costs. Whenever in the Lease (including in the Exhibits attached to the Lease and this Rider): (a) consent or approval is required for an action, such consent or approval shall not be unreasonably withheld, conditioned or delayed; and (b) there is a reference to costs, expenses, fees or other charges (including, without limitation, attorneys’ fees and costs), such reference shall be deemed to be to reasonable, reasonably necessary and actual costs, expenses, fees and other charges, of which the party incurring such costs, expenses, fees or other charges has some reasonable documentation, record or evidence.

13. Millrock Park. The currently anticipated general design of Millrock Park is shown on the attached Exhibit B, incorporated by this reference. The attachment of such currently anticipated general design is made only for general reference purposes and shall not in any event or under any circumstance be deemed or construed as any limitation whatever on Landlord or its affiliates or their right to change such design from time to time or at any time, in their sole, absolute and unfettered discretion, so long as such change does not adversely affect Tenant’s access to and from, or Tenant’s parking on, the Property.

14. Option to Holdover. In lieu of, but not in addition to, the then-existing option to extend the then-existing period constituting the Term under the Lease set forth in Paragraph 5 of this Rider, Tenant shall have one (1) option to extend the then-existing period constituting the Term under the Lease for any number of full calendar months up to six (6) full calendar months, provided that Tenant gives Landlord written notice of the exercise of such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term, (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, and (iii) Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased all or substantially all of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Such holdover term shall commence at 12:01 a.m. on the first day following the expiration of the then-existing period constituting the Term under the Lease. During such holdover term, all provisions of the Lease shall apply, except that:

(a) the amount of the Basic Monthly Rent for each of the first three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised; and

(b) the amount of the Basic Monthly Rent for each of the second three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred twenty- five percent (125%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised.

If Tenant timely exercises such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise such option in a timely manner, such option shall automatically terminate and cease to have any further force or effect.

EXHIBIT A

to

RIDER TO OFFICE LEASE

LOCATION OF POINT MONUMENT SIGN

The approximate location of the Point Monument Sign described in the foregoing Rider to Office Lease is shown on the attachment.

RA-1

NORTH BUILDING
151,848 S.F. (GROSS)
C FFE = 4585.00
D FFE = 4575.00
E FFE = 4565.00
SERVICE AREA
NEW FIRE HYDRANT
MONUMENT SIGN
LEVEL A PKNG. SPACES: 18
LEVEL B PKNG. SPACES: 254
LEVEL C PKNG. SPACES: 337
LEVEL D PKNG. SPACES: 287
LEVEL E PKNG. SPACES: 206
PROPOSED
EAST BUILDING
121,202 S.F. (GROSS)
C FFE = 4590.00
D FFE = 4580.00
E FFE = 4570.00
EXISTING
SOUTH BUILDING
74,984 S.F. (GROSS)
1 PKNG. SPACES: 140
2 PKNG. SPACES: 153
P3 FFE = 4546.31
P2 FFE = 4536.17
P1 FFE = 4526.00
PKNG. SPACES: 25
Architectural Site Plan
GENERAL NOTES
LEGEND
570.98'
621.44'

SD1.1	Architectural Site Plan		Millrock Park

EXHIBIT B

to

RIDER TO OFFICE LEASE

GENERAL DESIGN OF MILLROCK PARK

The currently anticipated general design of Millrock Park is shown on the attachment, attached subject to the provisions of Paragraph 13 of the Rider.

RA-1

ZONING / CODE ANALYSIS

GENERAL NOTES

Overall Site Plan

Millrock Park

Overall Site Plan

SD0.0

AGREEMENT OF

RIGHT OF FIRST OFFER

[Millrock Park South Office Building]

THIS AGREEMENT (this “Agreement”) is entered into as of the 5th day of December, 2005, between MILLROCK PARK ONE, LLC, a Utah limited liability company (“Landlord”), whose address is P.O. Box 71405, Salt Lake City, Utah 84171, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation (“Tenant”), whose address is 4021 South 700 East, Suite 300, Salt Lake City, Utah 84107.

FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1. Definitions. As used in this Agreement, each of the following terms shall have the meaning indicated, and any term used in this Agreement that is capitalized but not defined shall have the same meaning as set forth in the Lease (defined below in this Paragraph 1):

1.1. “Form Lease” means a lease in the form attached as Exhibit A, incorporated by this reference.

1.2. “Lease” means the Office Lease, dated of even date with this Agreement, entered into between Millrock North LLC, as landlord, and Tenant, as tenant.

1.3. “Millrock North LLC” means Millrock Park North, LLC, a Utah limited liability company.

1.4. “Millrock South” means the office building commonly known as Millrock Park South, with a street address of 6550 South Millrock Drive, in Holladay, Utah.

2. Right of First Offer.

2.1. Right of First Offer. Provided that (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, (iv) Tenant has not assigned the Lease pursuant to an assignment requiring Millrock North LLC’s consent, and (v) the expansion is not for the benefit of a subtenant of Tenant subletting pursuant to a sublease requiring Millrock North LLC’s consent, and after such space has initially been leased at least once, then following the Commencement Date and during the Term under the Lease, Landlord shall give Tenant written notice of any space greater than 10,000 rentable square feet in Millrock South, that is available for lease. (For purposes of this Paragraph 2.1, any space covered by a renewal, extension or expansion option in any tenant’s lease, or any renewal or extension option given by Landlord to any then-existing tenant for its then-existing space, shall not be “available for lease” until after each such option or the rights created by such option have expired.) If Tenant gives Landlord written notice of Tenant’s interest in leasing such space within ten (10) business days after notification by Landlord of the availability of such space, Landlord and Tenant shall enter into a new lease substantially in the form of the Form Lease, covering such space (or an amendment to an existing lease, if Tenant previously has entered into a lease with respect to space in Millrock South). If Tenant fails to give Landlord such written notice within such ten (10) day period, such right of first offer shall terminate and be of no further force or effect. On any such termination, Landlord shall be free to lease such space to any other person on such terms and conditions as Landlord may wish, whether or not such terms and conditions are more or less favorable than the terms and conditions offered to Tenant, If Tenant fails to lease any space of which Landlord gives Tenant notice pursuant to the foregoing provisions of this Paragraph, the foregoing right shall not again apply to such space unless such space is thereafter first leased and then subsequently becomes available for lease.

2.2. New Lease or Amendment. Any new lease or lease amendment entered into pursuant to Paragraph 2.3 shall have a commencement date as of the earlier of either of the following:

(a) the date by which both of the following have occurred: (i) a certificate of temporary occupancy for such space has been issued by the City of Holladay; and (ii) the parking stalls constituting Tenant’s Parking Stall Allocation (as defined in the Form Lease) for such space are, in fact, available for use by Tenant; or

(b) the date that is eighty-five (85) days after the delivery by Landlord to Tenant of exclusive possession of such space.

2.3. Terms. Such space shall be leased on the same terms and conditions as the original Premises covered by the Lease for the remainder of the then-existing period constituting the Term under the Lease (but the Lease and any such new lease or amendment shall not be tied together, cross referenced or cross defaulted in any way), with:

(a) the Basic Monthly Rent payable under any such new lease or amendment being at the same rate, on a per rentable square foot basis, as is applicable to the original Premises covered by the Lease for the period concerned;

(b) the expiration date of such new lease or amendment being the same as the expiration date of the then-existing period constituting the Term under the Lease, with Tenant having rights to extend such expiration date as set forth in the Form Lease to the extent of the then-remaining extension periods under the Lease;

(c) Tenant having shared rights on the Millrock Park typical multi- tenant monument sign to be located near the entrance of Millrock South;

(d) the tenant improvements being completed by Tenant in accordance with Paragraph 9.2 of the Form Lease;

(e) Landlord providing to Tenant a tenant improvement allowance for such space equal to the product of (i) $22,75 per rentable square foot, multiplied by (ii) a fraction,

the numerator of which is the number of full calendar months remaining in the initial period constituting the Term under the Lease for the period on and after the commencement date for such new space, and the denominator of which is one hundred twenty (120); therefore, if as of the commencement date for such new space no full calendar months remain in the initial period constituting the Term under the Lease, the tenant improvement allowance for such space shall be zero (0); and

(f) the “Tenant’s Parking Stall Allocation” being only 4.2 parking stalls per 1,000 rentable square feet of premises covered by such new lease or amendment, on a non-exclusive basis without any reserved stalls.

3. Exclusive Use Provision. So long as, but only for so long as, at least 70,000 rentable square feet of the Premises covered by the Lease are being used primarily as offices for a healthcare staffing company by (a) Tenant, or (b) an assignee to which Tenant has assigned the Lease pursuant to an assignment that does not, under the Lease, require Landlord’s consent, no space in Millrock South may be leased for use as offices for a healthcare staffing company, other than space leased by Landlord to Tenant or such assignee. Within ten (10) days after Landlord’s request, Tenant shall provide to Landlord reasonable evidence of the facts set forth in the immediately preceding sentence.

4. No Assignment. This Agreement is personal to Tenant and may not be assigned, except to any affiliate of Tenant to which the Lease is assigned, any corporation or other business entity that acquires all or substantially all of the assets of Tenant or any entity resulting from a merger, non-bankruptcy reorganization or consolidation with Tenant, provided that Tenant gives Landlord prior or concurrent written notice of such assignment, together with a copy of the fully executed assignment instrument. As used in the immediately preceding sentence, “affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant, where “control” is the holding of fifty percent (50%) or more of the outstanding voting interests. Notwithstanding anything else to the contrary contained in this Agreement, any sale, assignment or other transfer of Tenant’s capital stock, whether through any public exchange, in a private sale, for estate planning purposes, by redemption or the issuance of additional stock of any class, or otherwise, shall not be deemed an assignment or sublease, in whole or in part, of this Agreement or any of Tenant’s rights or obligations under this Agreement for which Landlord’s consent shall be required.

5. Landlord’s Financing. This Agreement shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Agreement shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Agreement superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Agreement shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may reasonably be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a non-disturbance agreement. Tenant shall from time to time if so requested by Landlord and if doing so will not adversely affect Tenant’s interests under this Agreement, join with Landlord in amending this Agreement so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of Millrock South. Any sale, assignment or transfer of Landlord’s interest under this Agreement or in Millrock South, including any such disposition resulting from Landlord’s default under a debt obligation, shall be subject to this Agreement and Tenant shall attorn to Landlord’s successors and assigns and shall recognize such successors or assigns as Landlord under this Agreement, regardless of any rule of law to the contrary or absence of privity of contract, and such successors and assigns shall recognize this Agreement.

6. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord’s request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Agreement; (b) that this Agreement is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (c) that all conditions under this Agreement to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; and (d) such other information pertaining to this Agreement or the Lease as Landlord may reasonably request. Landlord’s mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

7. Financial Statements. Subject to the remaining provisions hereof, Tenant shall, within ten (10) days after Landlord’s written request, furnish to Landlord the most recently prepared consolidated audited annual financial statements and the most recently prepared unaudited consolidated quarterly financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct; provided, however, that (a) such quarterly statements may, in Tenant’s discretion, not have footnotes, so long as Tenant makes its representatives reasonably available to discuss any reasonable questions Landlord may raise regarding such statements, and (b) Landlord shall only use such financial statements for purposes of this Agreement and Tenant’s obligations hereunder and shall only share such statements with prospective purchasers or mortgagees of Millrock South; provided, however, in no event shall Landlord disclose, nor shall Tenant be required to furnish, such financial statements or any part thereof to any competitor or potential competitor of Tenant or any of its affiliates. Notwithstanding the foregoing, prior to any required delivery or disclosure of such financial statements to Landlord or such permitted prospective purchasers or mortgagees hereunder, Landlord and such permitted prospective purchasers and mortgagees (as the case may be) shall execute and deliver to Tenant at Tenant’s request a confidentiality agreement pertaining to such financial statements in a form reasonably acceptable to Tenant. Except in the event of Tenant’s default which shall not have been cured to Landlord’s reasonable satisfaction, any and all such financial statements shall be returned to Tenant or destroyed by Landlord, at Tenant’s option, upon termination or expiration of this Agreement.

8. General Provisions.

8.1. No Partnership. Landlord does not by this Agreement, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant’s business or otherwise.

8.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Agreement by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay.

8.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

If to Landlord:

Millrock Park One, LLC

P.O. Box 71405

Salt Lake City, Utah 84171

Attention: Steven Peterson

with a required copy to:

Victor A. Taylor, Esq.

Parr, Waddoups, Brown, Gee & Loveless

185 South State Street, Suite 1300

Salt Lake City, Utah 84111

If to Tenant:

CHG Healthcare Services, Inc.

4021 South 700 East, Suite 300

Salt Lake City, Utah 84107

Attention: James Marshall

with a required copy to:

Guy P. Kroesche, Esq.

Stoel Rives LLP

201 South Main Street, Suite 1100

Salt Lake City, Utah 84111

Either Landlord or Tenant may change the address at which such party desires to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

8.4. Severability. If any provision of this Agreement or the application of any provision of this Agreement to any person or circumstance shall to any extent be invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

8.5. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Agreement apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations, limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

8.6. Successors. Except as otherwise provided in this Agreement, all provisions contained in this Agreement shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of Millrock South or this Agreement, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord’s obligations under this Agreement thereafter accruing and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord’s successor in interest.

8.7. Recourse by Tenant. Anything in this Agreement to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in Millrock South and the rents, issues and profits, the proceeds of any insurance carried by Landlord, and the awards of any condemnation proceedings, with respect to Millrock South, subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Agreement to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant’s remedies.

8.8. Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Agreement or to exercise any right or remedy consequent on a breach of this Agreement shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this

Agreement, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Agreement, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Agreement but each other covenant, duty and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

8.9. Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Agreement. The parties’ respective rights and obligations under this Agreement shall be enforceable by specific performance, injunction or any other equitable remedy.

8.10. Authorization. Each individual executing this Agreement does represent and warrant to each other so signing (and each other entity for which another person may be signing) that such individual has been duly authorized to deliver this Agreement in the capacity and for the entity set forth where such individual signs.

8.11. Attorneys’ Fees. If any action is brought because of any default under this Agreement or to enforce or interpret any of the provisions of this Agreement, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys’ fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered.

8.12. Various Obligations. Landlord shall deliver a copy of this Agreement to any purchaser of Millrock South or lender whose loan is secured by Millrock South. If Landlord sells Millrock South, this Agreement shall be assigned to, and assumed by, the purchaser. If at the time concerned, Tenant has not entered into a lease covering any space in Millrock South, then concurrently with the sale of Millrock South or the foreclosure of a deed of trust, mortgage or similar instrument encumbering Millrock South, a notice of this Agreement shall be recorded properly against Millrock South in the official records of the Salt Lake County Recorder.

8.13. Miscellaneous. The captions to the Paragraphs of this Agreement are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Agreement. Except as otherwise expressly provided in Paragraph 8.12 of this Agreement, Tenant shall not record this Agreement or a memorandum or notice of this Agreement. This Agreement and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. No amendment to this Agreement shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Agreement, all references to Paragraphs are to Paragraphs in this Agreement. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. Venue on any action arising out of this Agreement shall be proper only in the District Court of Salt Lake County, state of Utah. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS AGREEMENT. Time is of the essence of each provision of this Agreement.

LANDLORD AND TENANT have executed this Agreement on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

MILLROCK PARK ONE, LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson Manager

Date	12-5-05

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its	CFO

Date	12/5/05

EXHIBIT A

to

AGREEMENT OF

RIGHT OF FIRST OFFER

FORM OF LEASE

The form of lease referred to in the foregoing instrument is attached.

OFFICE LEASE

[Millrock Park Office Building]

THIS OFFICE LEASE (this “Lease”) is entered into as of the      day of                     , 20    , between MILLROCK PARK          , LLC, a Utah limited liability company (“Landlord”), whose address is P.O. Box 71405, Salt Lake City, Utah 84171, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation (“Tenant”), whose address is 4021 South 700 East, Suite 300, Salt Lake City, Utah 84107.

FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

1.1. “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated1; provided, however, that if the Commencement Date occurs on a date other than the date set forth in Paragraph 1.32, the periods set forth below shall begin on such other date (as memorialized in the Commencement Date Certificate attached as Exhibit D) and shall shift accordingly:

Period(s)	Basic Monthly Rent	Annual Cost Per Rentable Square Foot

, through , inclusive	$ per month	$

, through , inclusive	$ per month	$

, through , inclusive	$ per month	$

, through , inclusive	$ per month	$

, through , inclusive	$ per month	$

The Expense Stop is included in the Basic Monthly Rent.

[1]	, which shall be subject to change as set forth in Paragraph 1.9

[2]	in accordance with the provisions of Paragraph 1.3

1.2. “Building” means the building with the street address of                      Millrock Drive, in Holladay, Utah.

1.3. “Commencement Date” means                      ; provided, however, that if Landlord’s construction obligations with respect to the Premises have not been fulfilled on or before such date, the “Commencement Date” shall be the date on which such obligations are fulfilled, subject only to the completion by Landlord of any “punch list” items that do not materially interfere with Tenant’s use and enjoyment of the Premises. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the date set forth in the first line of this definition, this Lease shall not be void or voidable, and Landlord shall not be liable to Tenant for any resultant loss or damage. [Modify this Paragraph as appropriate.]

1.4. “Expense Stop” means the “Operating Expenses” (as defined in Paragraph 5.1.2) allocable to the Premises that are actually incurred in3.

1.5. “Expiration Date” means the date that is                      after the Commencement Date, plus any partial calendar month occurring between the Commencement Date and the first day of the first full calendar month following the Commencement Date, if the Commencement Date does not occur on the first day of a calendar month.

1.6. “Improvements” means the Building and all other improvements related to the Building4.

1.7. “Occupants” means any assignee, subtenant, employee, agent, licensee or invitee of Tenant.

1.8. “Permitted Use” means general office purposes5 only, and no other purpose.

1.9. “Premises” means Suite                      on the                      floor, consisting of approximately                      rentable square feet, shown on the attached Exhibit B and located in the Building. The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land and other area beneath the floor of the Premises, the pipes, ducts, conduits, wires, fixtures and equipment above the suspended ceiling of the Premises and the structural elements that serve the Premises or comprise the Building. Landlord’s reservation includes the right to install, inspect, maintain, use, repair, alter and replace those areas and items and to enter

[3]	the first full twelve (12) calendar months commencing from or after [the first full calendar month from or after the Commencement Date of the Office Lease (the “Millrock North Lease”), entered into between Tenant, as tenant, and Millrock Park North, LLC, a Utah limited liability company, as landlord]

[4]	including, without limitation, the parking serving the Building and located on the Property

[5]	and uses customarily incidental to general office purposes

the Premises in order to do so6. For all purposes of this Lease, the calculation of “rentable square feet” contained within the Premises and the Building shall be subject to final measurement and verification by Landlord’s architect7 according to ANSI/BOMA Standard Z65.1-1996 (or any successor standard) and, in the event of a variation, Landlord and Tenant shall amend this Lease accordingly, amending each provision that is based on rentable square feet, including, without limitation, Basic Monthly Rent, Security Deposit, Tenant’s Percentage of Operating Expenses and tenant improvement allowance, if any8.

1.10. “Property” means the Improvements and the land owned by Landlord and serving the Improvements.

1.11. “Security Deposit” means $-0-.

1.12. “Tenant” means9. If more than one Tenant exists, any notice required or permitted by the terms of this Lease may be given by or to any one Tenant, and shall have the same force and effect as if given by or to all persons comprising Tenant.

1.13. “Tenant’s Parking Stall Allocation” means                      parking stalls per 1,000 rentable square feet of the Premises.

1.14. “Tenant’s Percentage of Operating Expenses” means                      percent, which is the result obtained by dividing the rentable square feet of the Premises by the rentable square feet of all premises within the Building10.

[6]	; provided, however, that except in the event of an emergency, any such entry into the Premises shall be after at least twenty-four (24) hours’ notice to Tenant, and shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises

[7]	and Tenant’s architect

[8]	; provided, that if Landlord’s architect and Tenant’s architect fail to agree on the amount of rentable square feet contained within the Premises and the Building within five (5) business days after such measurement and verification is completed by Landlord’s architect, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant

[9]	each person executing this Lease as a Tenant under this Lease, unless and until this Lease is assigned, in which case the assignee shall become the Tenant under this Lease, subject to the provisions of Paragraph 10. If more than one person is set forth on the signature line of this Lease or in any subsequent assignment instrument as Tenant, their liability under this Lease shall be joint and several.

[10]	, which shall be subject to change as set forth in Paragraph 1.9

1.15. “Term” means the period commencing at 12:01 a.m. of the Commencement Date and expiring at midnight of the Expiration Date11.

2. Agreement of Lease; Work of Improvement; Construction of Building.

2.1. Agreement of Lease. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Term, together with such rights of ingress and egress over and across the Property that are reasonably necessary for the use of the Premises,12 in accordance with the provisions set forth in this Lease.

2.2. Work of Improvement. The respective obligations (if any) of Landlord and Tenant to prepare the Premises for occupancy are described on the attached Exhibit C. Landlord and Tenant shall perform or have such work performed promptly, diligently and in a first-class and workmanlike manner. On occupancy of the Premises by Tenant, all of the obligations of Landlord set forth on the attached Exhibit C shall be deemed to be completed satisfactorily, except for any items set forth in a “punch list” prepared by Landlord and Tenant pursuant to a walk-through of the Premises within ten (10) days after the Commencement Date. Except as set forth on the attached Exhibit C, the Premises shall be delivered by Landlord and accepted by Tenant in their “as-is” condition, and Landlord shall not be obligated to make any improvements or repairs to the Premises.

2.3. Construction of Building. If the Building in which the Premises are to be located is not presently completed, Landlord shall construct and complete the Building and perform Landlord’s work as set forth on the attached Exhibit C as soon as reasonably possible.

3. Term; Commencement Date. Tenant’s obligation to pay rent under this Lease shall commence on the Commencement Date (unless otherwise set forth in Paragraph 1.1), and shall be for the Term. On Landlord’s13 request, Landlord and Tenant shall execute a written acknowledgement of the Commencement Date in the form of the attached Exhibit D, which acknowledgement shall be deemed to be a part of this Lease. If a dispute exists over when the Premises are ready for occupancy, the decision of Landlord’s architect shall be final14.

[11]	, as such period may be extended in accordance with the provisions of this Lease

[12]	together with the right to use all common areas on the Property,

[13]	or Tenant’s

[14]	, unless Tenant objects to the decision of Landlord’s architect by giving written notice to Landlord within five (5) business days after receipt of such decision, in which case the dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant

4. Basic Monthly Rent. Tenant covenants to pay to Landlord without abatement (except as expressly provided in this Lease), deduction, offset, prior notice or demand the Basic Monthly Rent in lawful money of the United States at such place as Landlord may designate, in advance on or before the first day off each calendar month during the Term, commencing on the Commencement Date (unless otherwise set forth in Paragraph 1.1). If the first day on which Basic Monthly Rent is due under this Lease is not the first day of a calendar month, on or before such due date the Basic Monthly Rent shall be paid for the initial fractional calendar month prorated on a per diem basis and for the first full calendar month following such due date. If this Lease expires or terminates on a day other than the last day of a calendar month, the Basic Monthly Rent for such fractional month shall be prorated on a per diem basis. Notwithstanding the foregoing, concurrently with its execution of this Lease, Tenant shall pay to Landlord in advance the Basic Monthly Rent for the first full calendar month following the Commencement Date in which full Basic Monthly Rent is payable.

5. Operating Expenses.

5.1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

5.1.1. “Estimated Operating Expenses” means the projected amount of Operating Expenses for any given Operating Year as estimated by Landlord, in Landlord’s reasonable discretion.

5.1.2. “Operating Expenses” means all reasonable costs, expenses and fees incurred or payable by Landlord in connection with this Lease and the ownership, operation, management, maintenance and repair of the Property, determined in accordance with the reasonable accounting procedures and business practices customarily employed by Landlord, including, without limitation, the costs, expenses and fees of the following: real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to such taxes and assessments)15; rent and gross receipts taxes16; assessments for Millrock Park levied under a common maintenance regime; removal of snow, ice, trash and other refuse; landscaping, cleaning, janitorial, parking and security services; fire protection; utilities17; supplies and materials; insurance; licenses, permits and inspections; administrative services, including, without limitation, legal, consulting and accounting services; labor and personnel; reasonable reserves for Operating Expenses; rental or a reasonable allowance for depreciation of personal property; improvements to and maintenance and repair of the Building and all equipment used in the Building; management

[15]	, excluding any increase in real property taxes caused solely by the sale, refinance, transfer of ownership or any other “triggering” event during the Term where such increase is not based on (a) an increase in the assessed value of all or a portion of the Property, and/or (b) an increase in the mill levy being applied to the Property

[16]	, except to the extent imposed in lieu of income taxes

[17]	(excluding any utilities that are separately metered and paid in full by another tenant)

services; and that part of office rent or the rental value of space in the Building or another building used by Landlord to operate the Property. All Operating Expenses shall be computed on an annual basis. Tenant shall have sole responsibility for and shall pay when due all taxes, assessments, charges and fees levied by any governmental or quasi-governmental authority on Tenant’s use of the Premises or any leasehold improvements, personal property or fixtures kept or installed in the Premises by Tenant. Notwithstanding the foregoing, Operating Expenses shall not include depreciation of the Improvements or debt service related to the Property18.

[18]	or any of the following:

(a) costs associated with defending any lawsuits with any lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Property, costs of any disputes between Landlord and any employees, or outside fees paid in connection with disputes with other tenants;

(b) in-house legal and/or accounting fees and costs, except to the extent attributable to administering, determining and assessing the Operating Expenses,

(c) costs of any training or incentive programs;

(d) rental payments incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except for Included Capital Items (as defined below);

(e) Landlord’s professional dues or charitable contributions;

(f) costs of repair and restoration to the Property attributable to condemnation, fire or other casualty to the extent the damage concerned is covered, or would have been covered but for the failure to obtain the required insurance, by property insurance that Landlord is required to maintain under Paragraph 12;

(g) costs of repairs to the Premises necessitated by the breach under this Lease, willful misconduct or gross negligence of Landlord or its employees or agents;

(h) amounts in excess of the actual direct costs incurred by Landlord after reduction for all cash, trade and quantity discounts received by Landlord or its agents;

(i) costs of a capital mature (including amortization payments), including, without limitation, capital improvements, equipment, replacements, alterations and additions, except for equipment not affixed to the Improvements that is used in providing janitorial, maintenance, repair or similar services, capital improvements that are intended to reduce Operating Expenses or improve safety, and capital improvements made to keep the Property in compliance with governmental requirements applicable from time to time (collectively, “Included Capital Items”); provided, that the costs of any Included Capital Item shall be amortized by Landlord, together interest thereon at the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank reasonably designated by Landlord), plus two percent (2%), over the estimated useful life of such item and such amortized costs shall only be included in Operating Expenses for that portion of the useful life of the Included Capital Item that falls within the Term;

(j) attorneys’ fees, environmental investigations or reports, points, fees and other lender and closing costs incurred in connection with indebtedness secured by any deed of trust, mortgage or other debt instrument encumbering all or part of the Property or related to any unsecured debt;

(k) Landlord’s general corporate overhead and general and administrative expenses, including costs relating to accounting (except for those atributable to administering, determining and assessing the Operating Expenses), payroll, legal and computer services that are partially or totally rendered in locations outside the Building;

(l) salaries of officers, executives or other employees of Landlord or any affiliate of Landlord, other than any personnel engaged in the operation, management, maintenance and repair of the Property (but not leasing or marketing); provided, however, that if such personnel are also engaged in activities in addition to the operation, management, maintenance and repair of the Property, Landlord shall make an equitable allocation to Operating Expenses reflecting solely the operation, management, maintenance, and repair of the Property by such personnel;

(m) costs arising from the presence or removal of hazardous materials or contaminants located in the Building, including, without limitation, any such costs incurred pursuant to the requirements of any governmental laws, ordinances, regulations or orders relating to health, safety or environmental conditions, including but not limited to regulations concerning asbestos, soil and ground water conditions or contamination regarding hazardous materials or substances (but the foregoing shall not limit in any way the indemnification obligations of Tenant under Paragraph 11.1);

(n) costs arising from any type of insurance maintained by Landlord that is not typical and customary for a first-class office building in the Salt Lake metropolitan area; provided, however, that all costs arising from all insurance maintained by Landlord, whether or not typical and customary for a first-class office building in the Salt Lake metropolitan area, shall be included in Operating Expenses if such insurance is required by Landlord’s lender;

(o) acquisition costs for sculpture, paintings or other objects of art or any extraordinary costs for the insuring, repair or maintenance thereof;

(p) costs, including but not limited to attorneys’ fees, associated with the operation of the business of the entity that constitutes Landlord, as the same are distinguished from the costs of operation of the Building, including entity accounting and legal matters;

(q) costs incurred in removing and storing the property of former tenants or occupants of the Building;

(r) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties; provided, however, that reasonable operating reserves may be included in Operating Expenses as and to the extent attributable to the Term;

(s) costs of traffic studies, environmental impact reports, transportation system management plans and reports and traffic mitigation measures, as well as any fees, bond costs or assessments for mass transit improvements, including TRAX assessments, levied on the

5.1.3. “Operating Year” means each calendar year, all or a portion of which falls within the Term.

5.1.4. “Tenant’s Estimated Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Estimated Operating Expenses and then subtracting from the result the Expense Stop. Tenant’s Estimated Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Estimated Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.1.5. “Tenant’s Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Operating Expenses actually incurred in any given Operating Year and then subtracting from the result the Expense Stop. Tenant’s Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.2. Payment of Operating Expenses. In addition to the Basic Monthly Rent, Tenant covenants to pay to Landlord without abatement, deduction, offset, prior notice (except as provided in this Paragraph 5) or demand Tenant’s Share of Operating Expenses in lawful money of

Building by the Utah Transit Authority (or any other governmental entity having the authority to impose such fees, bond costs or assessments for mass transit improvements);

(t) expenses incurred in connection with the marketing, negotiation, execution or enforcement of Building leases or making tenant improvements;

(u) items for which Landlord is otherwise reimbursed;

(v) expenses resulting from the violation by Landlord of applicable law;

(w) penalties for late payment by Landlord;

(x) Landlord’s income or franchise taxes;

(y) any expense paid to a related person that is in excess of the amount that would be paid in the absence of such relationship; and

(z) costs incurred in connection with the initial development and improvement of the Property.

In addition, if the Premises are at least ninety percent (90%) vacant for more than ninety (90) days, the Operating Expenses that vary with occupancy and would otherwise be payable by Tenant under this Paragraph 5 shall be reduced equitably to reflect the reduction, if any, in variable expenses resulting from such vacancy the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date, in accordance with the provisions of this Paragraph 5. On or prior to the Commencement Date and prior to each Operating Year after the Commencement Date, if reasonably practicable, Landlord shall furnish Tenant with a written statement (the “Estimated Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Estimated Share of Operating Expenses. On or prior to the Commencement Date, and on the first day of each month following the Commencement Date, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant’s Estimated Share of Operating Expenses as specified in the Estimated Operating Expenses Statement for such Operating Year. If Landlord fails to give Tenant an Estimated Operating Expenses Statement prior to any Operating Year, Tenant shall continue to pay on the basis of the Estimated Operating Expenses Statement for the prior Operating Year until the Estimated Operating Expenses Statement for the current Operating Year is received. If at any time it appears to Landlord that the Operating Expenses will vary from Landlord’s original estimate, Landlord may deliver to Tenant a revised Estimated Operating Expenses Statement for such Operating Year, and subsequent payments by Tenant for such Operating Year shall be based on such revised Estimated Operating Expenses Statement. Within a reasonable time after the expiration of any Operating Year19, Landlord shall furnish Tenant with a written statement (the “Actual Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Share of Operating Expenses for such Operating Year and the amount by which Tenant’s Share of Operating Expenses exceeds or is less than the amounts paid by Tenant during such Operating Year. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year is less than Tenant’s Share of Operating Expenses for such Operating Year, Tenant shall pay to Landlord such deficit within thirty (30) days after delivery of the Actual Operating Expenses Statement. Such payments by Tenant shall be made notwithstanding that the Actual Operating Expenses Statement is furnished to Tenant after the expiration of the Term or sooner termination of this Lease. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year exceeds Tenant’s Share of Operating Expenses for such Operating Year, such excess shall, at20 option, either be applied against any amount then payable or to become payable by Tenant under this Lease, or promptly refunded to Tenant. No failure by Landlord to require the payment of Tenant’s Share of Operating Expenses for any period shall constitute a waiver of Landlord’s right to collect Tenant’s Share of Operating Expenses for such period or for any subsequent period. If the Expense Stop exceeds Tenant’s Share of Operating Expenses for any full or partial Operating Year, Tenant shall not be entitled to any refund, credit or adjustment of Basic Monthly Rent. Notwithstanding the foregoing to the contrary, the Operating Expenses that vary with occupancy and are attributable to any part of the Term or the base calendar year used to calculate the Expense Stop in which less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants, will be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied.

[19]	(but Landlord shall exert its best commercially reasonable efforts to do so on or before April 1st of the following Operating Year, but in no event later than May 1st of such Operating Year)

[20]	Tenant’s

5.3. Resolution of Disagreement. Every statement given to Tenant by Landlord under this Lease, including, without limitation, any statement given to Tenant pursuant to Paragraph 5.2, shall be conclusive and binding on Tenant unless within21 days after the receipt of such statement Tenant notifies Landlord that Tenant disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect. Pending the determination of such dispute by agreement between Landlord and Tenant, Tenant shall, within thirty (30) days after receipt of such statement, pay the amounts set forth in such statement in accordance with such statement, and such payment shall be without prejudice to Tenant’s position. If such dispute exists and it is subsequently determined that Tenant has paid amounts in excess of those then due and payable under this Lease, Landlord, at22 option, shall either apply such excess to an amount then payable or to become payable under this Lease or return such excess to Tenant.23 Landlord shall grant to an independent certified public accountant retained by Tenant reasonable access to Landlord’s books and records for the purpose of verifying Operating Expenses incurred by Landlord, at Tenant’s sole cost24.

[21]	forty-five (45)

[22]	Tenant’s

[23]	If such dispute is not resolved between Landlord and Tenant within sixty (60) days after Tenant notifies Landlord that Tenant disputes the correctness of such statement, at the request of either Landlord or Tenant, such dispute shall be resolved by an independent certified public accountant, whose decision shall be binding. Landlord and Tenant, acting reasonably and in good faith, shall mutually select, and equally share the cost of, such accountant, subject to the proviso in the immediately following sentence.

[2][4]	; provided, however, that if such verification reveals that Tenant’s Share of Operating Expenses set forth in any Actual Operating Expenses Statement exceeded by more than five percent (5%) the amount that actually was due, Landlord shall reimburse Tenant for the reasonable charges of such accountant. Tenant may not hire such accountant on a contingency basis

7. Use. Tenant shall not use or occupy or permit the Premises to be used or occupied for any purpose other than for the Permitted Use, and shall not do or permit anything to be done by Tenant’s Occupants which may (a) increase the existing rate or violate the provisions of any25 insurance carried with respect to the Property, (b) create a public or private nuisance, commit waste or interfere with, annoy or disturb any other tenant or occupant of the Building or Landlord in the operation of the Building, (c) overload the floors or otherwise damage the structure of the Building, (d) constitute an improper, immoral or26 purpose, (e) increase the cost of any utility service beyond the level permitted by Paragraph 8, (f) violate any present or future laws, ordinances, regulations or requirements or any covenants, conditions and restrictions existing with respect to the Property, (g) subject Landlord or any other tenant to any liability to any third party, or (h) lower the first-class character of the Building. Tenant shall, at Tenant’s sole cost,27 (v) use the Premises in a careful, safe and proper manner, (w) comply with all present and future laws, ordinances, regulations and requirements and any covenants, conditions and restrictions existing with respect to the Property, including, without limitation, those relating to hazardous substances, hazardous wastes, pollutants or contaminants and those relating to access by disabled persons, (x) comply with the requirements of any board of fire underwriters or other similar body relating to the Premises, (y) keep the Premises free of objectionable noises and odors, including, without limitation, cigar, pipe and similar smoke odors, and (z) not store, use or dispose of any hazardous substances, hazardous wastes, pollutants or contaminants on the Property28. Landlord may, in Landlord’s sole discretion, designate some or all of the Building (including the Premises) as a non-smoking area.

[25]	customary

[26]	illegal

[27]	and in connection with Tenant’s use and occupancy of the Premises,

[28]	; provided, that Tenant shall have no obligation with respect to any hazardous substances, hazardous wastes, pollutants or contaminants on the Property existing as of the Commencement Date and not stored, used or disposed of by Tenant, or with respect to any failure of the Improvements to comply as of the Commencement Date with any then-existing applicable laws, rules or regulations

8. Utilities and Services.

8.1. Landlord’s Obligations. Landlord shall cause to be furnished to the Premises electricity for normal lighting and office computers and equipment, heat and air-conditioning29, light janitorial services (emptying wastebaskets, dusting and vacuuming) and window washing,30 snow31 removal, landscaping, grounds keeping and elevator service. If Landlord provides electric current to the Premises in excess of normal office usage levels to enable Tenant to operate any data processing or other equipment requiring extra electric current, or if Landlord provides any other utility or service which is in excess of that typically required for routine office purposes, including additional cooling necessitated by Tenant’s equipment, Landlord shall reasonably determine or calculate the cost of such additional electric current, utility or service, and Tenant shall pay such cost on a monthly basis to Landlord. Landlord may cause an electric or water meter to be installed in the Premises in order to measure the amount of electricity or water consumed for any such use, and the cost of such meter shall be paid promptly by Tenant. Tenant, at Tenant’s sole cost, shall provide32 service to the Premises. Tenant may be separately billed for and, if billed, shall pay the cost of, any33, heating, ventilating and air-conditioning used during any period other than Monday through Friday from34

[29]	sufficient to cause the temperature of the Premises to be not higher than 74° Fahrenheit during the summer and not lower than 68° Fahrenheit during the winter, provided that Tenant uses and occupies the Premises in compliance with the following specifications:

•	Occupancy load: Average of one person per 150 square feet of usable office space;

•	Lighting load: Average of one high-efficiency lighting fixture (defined as a 2’ x 4’ 18 cell parabolic fixture with electronic ballast and three T8 high-efficiency, fluorescent lamps) per 75 square feet of usable office space; and

•	Office equipment load: Average of one personal computer (CPU and monitor) per 150 square feet of usable office space,

water and sewer service

[30]	trash removal,

[31]	and ice

[32]	telecommunication

[33]	lighting

[34]	6:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 12:00 noon; provided, however, that during the initial year period constituting the Term under this Lease, such cost for lighting shall be $10.00 per hour per floor and such cost for heating, ventilating and air-conditioning shall be $25.00 per hour per floor, with the cost for such lighting, heating, ventilating and air-conditioning after such initial year period being whatever Landlord customarily charges its tenants in the Building from time to time for such services. Landlord shall make at least two (2) communication vendors available to

8.2. Landlord’s Liability. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease, to effectuate any abatement or reduction of rent or to collect any damages by reason of Landlord’s failure to provide or furnish any of the utilities or services set forth in Paragraph 8.1 if such failure was occasioned by any strike or labor controversy, any act or default of Tenant, the inability of Landlord to obtain services from the company supplying the same or any other cause beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Property35. In no event shall Landlord be liable for loss or injury to persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord,36

9. Maintenance and Repairs; Alterations; Access to Premises.

9.1. Maintenance and Repairs. Landlord shall maintain in good order, condition and repair and in a clean and sanitary condition37 the Property, excepting the Premises and portions

Tenant for telephone and data service with copper and/or fiber optics. Service redundancy shall also be available to Tenant at Tenant’s sole cost and expense. On or before the date on which Tenant takes occupancy of any other building in Millrock Park, the Building will have conduit installed to allow for interconnectivity of the Building with such other building.

[3][5]	, and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes (as defined below); provided, however, that if such failure or inability continues for any reason whatever (other than Tenant’s acts or omissions), and Tenant is unable to occupy and use the Premise for the Permitted Use, for more than one hundred eighty (180) consecutive days, Tenant shall have the right to terminate this Lease on written notice given by Tenant to Landlord within fifteen (15) days after the expiration of such one hundred eighty (180) day period

[36]	and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes. Notwithstanding the foregoing to the contrary, Landlord shall exercise its best commercially reasonable efforts to restore any such discontinued utilities and services as soon as reasonably possible, and except in cases covered by Paragraphs 13 or 14, if, but only if, (a) Landlord fails to furnish to the Premises electricity, heat, air-conditioning or elevator service in accordance with Paragraph 8.1, (b) as a result of such failure, Tenant is unable to occupy and use the Premises for the Permitted Use for a period of five (5) or more consecutive business days, and (c) such failure is not caused by any act or omission of Tenant or Tenant’s Occupants, the Basic Monthly Rent and Tenant’s Share of Operating Expenses shall be abated commencing as of the fifth (5th) such consecutive business day and such abatement shall continue until the date on which the electricity, heat, air-conditioning or elevator service concerned is again furnished by Landlord in accordance with Paragraph 8.1, on which date such abatement shall cease and payment of Basic Monthly Rent and Tenant’s Share of Operating Expenses shall resume in accordance with this Lease. Notwithstanding the cessation of such abatement, if Tenant previously has vacated the Premises as a result of such failure, Tenant shall not be required to re-occupy the Premises, but no such vacation shall in any way affect any obligation of Tenant under this Lease.

[37]	and in compliance with all applicable laws, ordinances, regulations and requirements of the Building leased by persons not affiliated with Landlord38. Tenant, at Tenant’s sole cost, shall maintain the Premises and every part of the Premises (including, without limitation, all floors, walls and ceilings and their coverings, doors and locks, and Tenant’s furnishings, trade fixtures, signage, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises) in good order, condition and repair and in a clean and sanitary condition. The presence of mold may have adverse health effects for Tenant and Tenant’s Occupants and may impact building materials. To reduce the likelihood and impact of mold growth within the Premises and the Building, Tenant shall notify Landlord or its designated property manager immediately in the event of any observed water intrusion/loss (e.g., plumbing leaks, roof leaks, large volume liquid spills, etc.) either within the Premises or within the interior or exterior common areas of the Building39.

9.2. Alterations. Tenant shall not make any change, addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment, or the addition of any pipe, line, wire, conduit or related facility for water, electricity, natural gas, telephone, sewer or other utility), unless such change, addition or improvement (a) equals or exceeds the then-current standard for the Building and utilizes only new and first-grade materials, (b) is in conformity with all applicable laws, ordinances, regulations and requirements, and is made after obtaining any required permits and licenses, (c) is made with the prior written consent of Landlord, (d) is made pursuant to plans and specifications approved in writing in advance by Landlord, (e) is made after Tenant has provided to Landlord such indemnification or bonds, including, without limitation, a performance and completion bond, in such form and amount as may be satisfactory to Landlord, to protect against claims and liens for labor performed and materials furnished, and to insure the completion of any change, addition or improvement, (f) is carried out by persons approved in writing by Landlord, who, if required by Landlord, deliver to Landlord before commencement of their work proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured, and (g) is done only at such time and in such manner as Landlord may reasonably specify40. Any such change, addition or improvement

[38]	; provided, that, subject to reimbursement of Landlord to the extent provided by Paragraph 5, and excluding damage caused by Tenant or Tenant’s Occupants, Landlord shall be solely responsible for maintenance and repair of the footings, foundations, floor slabs, exterior walls, roof and exterior windows of the Building, the electrical, plumbing, fire and life safety, heating, ventilating and air-conditioning systems serving the Building and the Premises (excepting any installed by Tenant) and the restrooms, lobbies and other common areas of the Building

[39]	; provided, that the failure of Tenant to make such immediate notification shall not make Tenant liable for any damage resulting from such water intrusion/loss, unless Tenant would otherwise be liable for such damage under the other provisions of this Lease

[40]	; provided, however, that the foregoing items (c) through (g), inclusive shall not apply to the installation or movement within the Premises, by or at the direction of Tenant, of Tenant’s modular furniture, computers, equipment, wires, lines, cabling or similar connections, trade fixtures, partitions or other personal property located or to be located within the Premises that do not (x) require modification to the Building, (y) affect the structure of the Building, or (z) require the addition of, or connection to, any pipe, line, wire, conduit or related facility for water, electricity, natural gas, sewer or other utility shall immediately become the property of Landlord. Tenant shall promptly pay the entire cost of any such change, addition or improvement. Tenant shall indemnify, defend and hold harmless Landlord from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys’ fees, which may arise out of, or be connected in any way with, any such change, addition or improvement41. Within ten (10) days following the imposition of any lien resulting from any such change, addition or improvement, Tenant shall cause such lien to be released of record by payment of money or posting of a proper bond.

9.3. Access to Premises. Landlord and Landlord’s agents, employees and contractors may enter the Premises at reasonable times (including during normal business hours) on42 notice to Tenant for the purpose of cleaning, inspecting, altering, improving and repairing the Premises or other parts of the Building and ascertaining compliance with the provisions of this Lease by Tenant43. Landlord shall have free access to the Premises in an emergency. Landlord may also show the Premises to prospective purchasers, tenants44 or mortgagees at reasonable times. Tenant waives any claim for any damage, injury or inconvenience to, or interference with, Tenant’s business, occupancy or quiet enjoyment of the Premises and other loss occasioned by such entry, unless caused by Landlord’s willful misconduct or gross negligence, Landlord shall at all times have a key with which to unlock all of the doors in the Premises (excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance).

10. Assignment.

10.1. Prohibition. 45Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, encumber, pledge or hypothecate this Lease or Tenant’s interest in this Lease, in whole or in part, permit the use of the Premises or any part of the Premises by any persons other than Tenant or Tenant’s employees, or sublease the Premises or any part of the Premises, without the prior written consent of Landlord, Consent to any assignment or subleasing shall not operate as a waiver of the necessity for consent to any

[41]	, excepting only claims caused by the Indemnified Causes

[42]	at least twenty-four (24) hours’

[43]	; provided, however, that except in the event of an emergency, any such entry into the Premises shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises

[44]	(but only during the last twelve (12) months of the Term)

[45]	Except as otherwise expressly permitted by this Lease,

subsequent assignment or subleasing and the terms of such consent shall be binding on any person holding by, through or under Tenant. At Landlord’s option, any assignment or sublease without Landlord’s prior written consent46 shall be void ab initio (from the beginning).47

[46]	, when such consent is required,

[47]	Provided that this Lease is in full force and effect, Tenant is not in default under this Lease and no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, when such consent is required, Landlord shall not unreasonably withhold, condition or delay its consent to an assignment of this Lease or a subleasing of all or a portion of the Premises for all or a portion of the Term, provided that:

(a) Tenant provides to Landlord (i) the name and address of the proposed assignee or subtenant, (ii) the terms and conditions of the proposed assignment or sublease, (iii) any information reasonably required by Landlord with respect to the nature and character of the proposed assignee or subtenant and its business, activities and intended use of the Premises, (iv) any references and current financial information reasonably required by Landlord with respect to the net worth, credit and financial responsibility of the proposed assignee or subtenant, and (v) an executed counterpart of the assignment or sublease agreement that complies with Paragraph 10.3;

(b) the nature, character and reputation of the proposed assignee or subtenant and its business, activities and intended use of the Premises are suitable to and in keeping with the standards of Millrock Park, and in compliance with this Lease and all applicable laws, ordinances, rules and regulations;

(c) the proposed assignee or subtenant is a reputable party whose net worth, credit and financial responsibility are, considering the responsibilities involved, reasonably satisfactory to Landlord; and

(d) the proposed assignee or subtenant is not then an occupant of any part of the Building or of any other building within Millrock Park or a party who actively dealt with Landlord or any employee, agent or representative of Landlord (directly or through a broker) with respect to space in the Building or of any other building within Millrock Park during the six (6) months immediately preceding Tenant’s request for Landlord’s consent (with “actively dealt with” meaning, at least, written correspondence and negotiation for the lease of space within Millrock Park, but excluding, without more, the inquiry and delivery of leasing or property information relating to Millrock Park); provided, however, that Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subleasing of the Premises to a proposed assignee or subtenant under the foregoing portion of this subparagraph (d) if neither Landlord nor any affiliate of Landlord is able and willing to accommodate the space needs of such assignee or subtenant within Millrock Park and Tenant is able to do so by such assignment or sublease.

If Tenant believes that Landlord has unreasonably withheld, conditioned or delayed its consent, Tenant’s sole remedy shall be to seek a declaratory judgment that Landlord has unreasonably withheld, conditioned or delayed its consent or an order of specific performance or mandatory injunction of Landlord’s agreement to give its consent. In no event shall Tenant have any right to damages.

Notwithstanding anything else to the contrary contained in this Paragraph 10, Tenant may, without the consent of Landlord, assign this Lease or sublease all or a portion of the Premises to any

10.3. Landlord’s Rights. If this Lease is assigned or if all or any portion of the Premises is subleased or occupied by any person other than Tenant without obtaining Landlord’s consent48, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges payable under this Lease, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment or subleasing, nor shall such collection constitute the recognition of such assignee or subtenant as Tenant under this Lease or a release of Tenant from the further performance of all of the covenants and obligations of Tenant contained in this Lease. No consent by Landlord to any assignment or subleasing by Tenant shall relieve Tenant of any obligation to be paid or performed by Tenant affiliate of Tenant, any corporation or other business entity that acquires all or substantially all of the assets of Tenant or any entity resulting from a merger, non-bankruptcy reorganization or consolidation with Tenant, provided that Tenant gives Landlord prior or concurrent written notice of such assignment or sublease and otherwise complies with Paragraph 10.3. As used in the immediately preceding sentence, “affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant, where “control” is the holding of fifty percent (50%) or more of the outstanding voting interests.

Notwithstanding anything else to the contrary contained in this Lease, any sale, assignment or other transfer of Tenant’s capital stock, whether through any public exchange, in a private sale, for estate planning purposes, by redemption or the issuance of additional stock of any class, or otherwise, shall not be deemed an assignment or sublease, in whole or in part, of this Lease or any of Tenant’s rights or obligations hereunder for which Landlord’s consent shall be required.

[48]	when such consent is required

under this Lease, whether occurring before or after such consent, assignment or subleasing, but rather Tenant and Tenant’s assignee or subtenant, as the case may be, shall be jointly and severally primarily liable for such payment and performance. Tenant shall reimburse Landlord for Landlord’s attorneys’ and other fees and costs incurred in connection with both determining whether to give consent and giving consent49. No assignment or subleasing under this Lease shall be effective unless and until Tenant provides to Landlord an executed counterpart of the assignment or sublease agreement, which shall specifically state that (a) such agreement is subject to all of the provisions of this Lease, (b) in the case of an assignment, the assignee assumes and agrees to perform all of Tenant’s obligations under this Lease, (c) the assignee or subtenant, as the case may be, may not further assign such agreement, or allow the Premises to be used by others, without the prior written consent of Landlord in each instance50, (d) a consent by Landlord to such assignment or subleasing51 shall not be deemed or construed to modify, amend or affect the provisions of this Lease or Tenant’s obligations under this Lease, which shall continue to apply to the Premises and the occupants of the Premises as if the assignment or sublease had not been made, (e) if Tenant defaults in the payment of any amounts due under this Lease, Landlord is authorized to collect any rents or other amounts due from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the sums payable under this Lease, and (f) the receipt by Landlord of any amounts from an assignee, subtenant or other occupant of any part of the Premises shall not be deemed or construed as releasing Tenant from Tenant’s obligations under this Lease or the acceptance of that party as a direct tenant52.

11. Indemnity; Waiver and Release.

11.1. Indemnity. Tenant shall indemnify, defend and hold harmless Landlord and Landlord’s employees and agents from and against all demands, claims, causes of action, judgments, losses, damages53, liabilities, fines, penalties, costs and expenses, including attorneys’ fees, arising from the occupancy or use of the Property by Tenant or Tenant’s Occupants, any hazardous substances, hazardous wastes, pollutants or contaminants deposited, released or stored by Tenant or Tenant’s Occupants on the Property, the conduct of Tenant’s business on the

[49]	when such consent is required

[50]	when such consent is required

[51]	, when such consent is required,

[52]	Tenant shall cause any such assignee or subtenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in Paragraph 12 and to obtain the waiver of subrogation rights endorsements described in that Paragraph.

[53]	(excluding consequential, indirect, special, exemplary, punitive or other similar damages awarded to Landlord or Landlord’s employees or agents)

Property, any act or omission done, permitted or suffered by Tenant or any of Tenant’s Occupants, any default or nonperformance by Tenant under this Lease, any injury or damage to the person, property or business of Tenant or Tenant’s Occupants or any litigation commenced by or against Tenant to which Landlord is made a party without willful misconduct or gross negligence on the part of Landlord. If any action or proceeding is brought against Landlord or Landlord’s employees or agents by reason of any of the matters set forth in the preceding sentence, Tenant, on notice from Landlord, shall defend Landlord at Tenant’s expense with counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 11.1 shall survive the expiration of the Term or sooner termination of this Lease.

11.2. Waiver and Release. Landlord and Landlord’s employees and agents shall not be liable for any loss, injury, death or damage to persons, property or Tenant’s business resulting from any theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling object, steam, water, rain, snow, ice, wind and other weather-related occurrences, breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, construction, repair or alteration of the Premises54 or other cause beyond Landlord’s reasonable control.55

12. Insurance. On or before the date of this Lease, Tenant shall, at Tenant’s sole cost, procure and continue in force the following insurance coverage: (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, including, without limitation, contractual liability coverage for the

[5][4]	, unless caused by Landlord’s willful misconduct or gross negligence,

55

11.3. Landlord’s Limited Indemnity. Landlord shall indemnify, defend and hold harmless Tenant and Tenant’s employees and agents (but no other person) from and against all demands, claims, causes of action, judgments, losses, damages (but not consequential, indirect, special, exemplary, punitive or similar damages awarded to Tenant or Tenant’s employees or agents), liabilities, fines, penalties, costs and expenses, including attorneys’ fees, suffered by Tenant or Tenant’s employees or agents (but no other person) that are solely and directly caused by either of the following, but no other cause (collectively, the “Indemnified Causes”);

(a) the failure of Landlord or the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing to cure any default of Landlord or its employees or agents under this Lease even though all of the required notices have been given and all of the time periods for cure have expired under Paragraph 16.4; or

(b) Landlord’s willful misconduct or gross negligence.

The provisions of this Paragraph 11.3 shall survive the expiration of the Term or sooner termination of this Lease.

performance by Tenant of the indemnity agreement set forth in Paragraph 11.1; (b) property insurance with special causes of loss including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement cost (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises; and (c) workers’ compensation insurance satisfying Tenant’s obligations under the workers’ compensation laws of the state of Utah. Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord and any other person specified from time to time by Landlord as an additional insured, such property insurance shall name Landlord as a loss payee as Landlord’s interests may appear, and both such liability and property insurance shall be with companies56. Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry, and shall only be subject to such deductibles as57. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Building and against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of each other or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, but only to the extent that such loss or damage is actually covered. Landlord and Tenant shall cause their respective insurance carriers to issue appropriate waivers of subrogation rights endorsements to all policies of insurance carried in connection with the Premises or the contents of the Premises. Any mortgage lender holding an interest in any part of the Property may, at Landlord’s option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee’s endorsement to the policy concerned.58

[56]	authorized to do business in Utah

[57]	Tenant may select

[58]	Notwithstanding the foregoing, provided that Tenant gives Landlord prior written notice, Tenant may self-insure as to any or all of the risks for which insurance is required to be carried by Tenant pursuant to the foregoing portion of this Paragraph through a commercially reasonable program of self-insurance, but only for so long as Tenant maintains a minimum net worth of at least $25,000,000. Landlord shall, as part of the Operating Expenses, procure and continue in force (x) property insurance covering the Building with a replacement cost endorsement, subject to such commercially reasonable deductibles as Landlord may

13. Damage or Destruction. If the Premises are partially damaged or destroyed by any casualty insured against under any insurance policy maintained by Landlord, Landlord shall, on receipt of the insurance proceeds, repair the Premises to substantially the condition in which the Premises were immediately prior to such damage or destruction. Landlord’s obligation under the preceding sentence shall not exceed the lesser of the cost of the standard improvements installed by Landlord in the Premises, or the proceeds received by Landlord from any insurance policy maintained by Landlord. Until such repair is complete, the Basic Monthly Rent59 shall be abated proportionately commencing on the date of such damage or destruction as to that portion of the Premises rendered untenantable, if any. If (a) by reason of such occurrence the Premises are rendered wholly untenantable, (b) the Premises are damaged as a result of a risk not covered by insurance, (c) the Premises are damaged in whole or in part during the last twelve (12) months of the Term, (d) the Premises or the Building (whether or not the Premises are damaged) is damaged to the extent of twenty-five percent (25%) or more of the then-replacement value of either or to the extent that it would take, in Landlord’s opinion, in excess of ninety (90) days to complete the requisite repairs, or (e) insurance proceeds adequate to repair the Property are not available to Landlord for any reason, Landlord may either elect to repair the damage or cancel this Lease by notice of cancellation within thirty (30) days after such event, and60 such notice Tenant shall vacate and surrender the Premises to Landlord. If Landlord elects to repair any such damage, any abatement of Basic Monthly Rent shall end on notice given by Landlord to Tenant that the Premises have been repaired. If the damage is caused by the negligence of Tenant or Tenant’s Occupants, Basic Monthly Rent shall not abate. Except for abatement of Basic Monthly Rent61, if any, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration, nor may Tenant terminate this Lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises or the Building. The proceeds of all insurance carried by Tenant on Tenant’s furnishings, trade fixtures, leasehold improvements, equipment and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage to, or to make any restoration or replacement of, any furnishings, trade fixtures, leasehold improvements, equipment and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant62. Unless this select, together with rental interruption insurance in a commercially reasonable amount, (y) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, and (z) any insurance required by law for the protection of employees of Landlord working on or around the Property (including, without limitation, worker’s compensation insurance) with no less than the limits required by law. All such insurance shall be provided by financially capable, licensed, third-party insurers.

[59]	and Tenant’s Share of Operating Expenses

[60]	within thirty (30) days after receipt of

[61]	and Tenant’s Share of Operating Expenses

[62]	, unless such damage is caused by the willful misconduct or gross negligence of Landlord or Landlord’s employees or agents (but subject to the waiver of subrogation provisions set forth in Paragraph 12)

Lease is terminated by Landlord pursuant to this Paragraph, Tenant shall be required to restore or replace such furnishings, trade fixtures, leasehold improvements, equipment and other personal property on damage or destruction in at least a condition equal to that existing prior to such event.

14. Condemnation. As used in this Paragraph, the term “Condemnation Proceedings” means any actions or proceedings in which any interest in the Property is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or other means in lieu of such exercise. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date of the taking. The phrase “as of the date of the taking” means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession. If part, but not all, of the Premises is taken, either Landlord or Tenant may terminate this Lease. Landlord may terminate this Lease if any portion of the Property (whether or not including the Premises) is taken which, in Landlord’s reasonable judgment, substantially interferes with Landlord’s ability to operate or use the Property for the purposes for which the Property was intended. Any such termination must be accomplished through written notice given no later than thirty (30) days after, and shall be effective as of, the date of such taking. In all other cases, or if neither Landlord nor Tenant exercises its right to terminate, this Lease shall remain in effect. If a portion of the Premises is taken and this Lease is not terminated, the Basic Monthly Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises immediately prior to the taking. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord, provided that Tenant shall be entitled to any award for the loss of, or damage to, Tenant’s trade fixtures or loss of business and moving expenses, if a separate award is actually made to Tenant and if the same will not reduce Landlord’s award. Tenant shall have no claim against Landlord for the occurrence of any Condemnation Proceedings, or for the termination of this Lease or a reduction in the Premises as a result of any Condemnation Proceedings.

15. Landlord’s Financing. This Lease shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Lease shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Lease superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may63 be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a

[63]	reasonably

non-disturbance agreement.64 Tenant shall from time to time if so requested by Landlord and if doing so will not adversely affect Tenant’s interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Property. Any sale, assignment or transfer of Landlord’s interest under this Lease or in the Premises, including any such disposition resulting from Landlord’s default under a debt obligation, shall be subject to this Lease and Tenant shall attorn to Landlord’s successors and assigns and shall recognize such successors or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract65.

16. Default.

16.1. Default by Tenant. The occurrence of any of the following events shall constitute a default by Tenant under this Lease: (a) Tenant fails to pay in a timely manner any installment of Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within three (3) business days after written notice is given to Tenant that the same is past due; (b) Tenant fails to observe or perform in a timely manner any other term, covenant or condition to be observed or performed by Tenant under this Lease within66 business days after written notice is given to Tenant of such failure; provided, however, that if more than67 business days is reasonably required to cure such failure, Tenant shall not be in default if Tenant commences such cure within such68 day period and diligently prosecutes such cure to completion; (c) Tenant or any guarantor of this Lease dies (if an individual), files a petition in bankruptcy, becomes insolvent, has taken against such party in any court, pursuant to state or federal statute, a petition in bankruptcy or insolvency or for reorganization or appointment of a receiver or trustee, petitions for or enters into an arrangement for the benefit of creditors or suffers this Lease to become subject to a writ of execution69; (d) Tenant abandons the Premises; or (e) any guarantor of this Lease attempts to rescind or terminate its guaranty.70

[64]	In addition, so long as Tenant occupies at least 15,000 rentable square feet in the Building, Landlord shall exercise its best, commercially reasonable efforts to cause each lender making a mortgage loan encumbering the Building to enter into a subordination, non-disturbance and attornment agreement.

[65]	, and such successors and assigns shall recognize this Lease and not disturb Tenant’s use and occupancy of the Premises so long as Tenant is not in default under this Lease

[66]	ten (10)

[67]	ten (10)

[68]	ten (10)

[69]	, which petition or writ is not dismissed or set aside within ninety (90) days thereafter

[70]	For purposes of this Lease, Tenant shall be presumed or deemed to have abandoned the Premises in either of the following situations:

16.2. Remedies. On any default by Tenant under this Lease, Landlord may at any time, without waiving or limiting any other right or remedy available to Landlord, (a) perform in Tenant’s stead any obligation that Tenant has failed to perform, and Landlord shall be reimbursed promptly for any cost incurred by Landlord with interest from the date of such expenditure until paid in full at the greater of the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank designated by Landlord), plus four percent (4%), or eighteen percent (18%) per annum (the “Interest Rate”), (b) terminate Tenant’s lights under this Lease by written notice, (c) reenter and take possession of the Premises by any lawful means (with or without terminating this Lease), or (d) pursue any other remedy allowed by law. Tenant shall pay to Landlord the cost of recovering possession of the Premises, all costs of reletting, including reasonable renovation, remodeling and alteration of the Premises, the amount of any commissions paid by Landlord in connection with such reletting, and all other costs and damages arising out of Tenant’s default, including attorneys’ fees and costs. Notwithstanding any termination or reentry, the liability of Tenant for the rent payable under this Lease shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord on demand for any deficiency, whether arising from (v) reletting the Premises at a lesser rent than applies under this Lease, (w) reletting the Premises for a term shorter than the remaining Term, (x) reletting less than all of the Premises, (y) any default in the payment of rent by any person to whom Landlord relets the Premises, or (z) any other cause whatsoever. No reentry to or taking possession of the Premises or other action by Landlord or its agents on or following the occurrence of any default by Tenant shall be construed as an election by Landlord to terminate this Lease or as an acceptance of any surrender of the Premises, unless Landlord provides Tenant written notice of such termination or acceptance.

16.3. Past Due Amounts. If Tenant fails to pay when due any amount required to be paid by Tenant under this Lease, such unpaid amount shall bear interest at the Interest Rate from the due date of such amount to the date of payment in full, with interest. In addition, Landlord may also charge a sum of five percent (5%) of such unpaid amount as a service fee71. This late payment charge is intended to compensate Landlord for Landlord’s, additional administrative costs resulting from Tenant’s failure to perform in a timely manner Tenant’s obligations under this Lease, and has been agreed on by Landlord and Tenant after negotiation as a reasonable estimate of the additional

(y) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within fifteen (15) days after the due date and there is no reasonable evidence other than the presence of Tenant’s personal property that Tenant is occupying the Premises; or

(z) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease when due, Tenant’s personal property has been removed from the Premises and there is no reasonable evidence that Tenant is occupying the Premises.

[71]	if such amount is not paid within three (3) business days after the date when due. Notwithstanding the foregoing, such late payment charge shall not apply if such failure to pay is cured within three (3) business days after Landlord gives Tenant written or verbal notice of such failure; provided, that Landlord shall not be obligated to give such notice more than once in any calendar year.

administrative costs which will be incurred by Landlord as a result of such failure. The actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge shall constitute liquidated damages and shall be paid to Landlord together with such unpaid amount. The payment of this late payment charge shall not constitute a waiver by Landlord of any default by Tenant under this Lease. All amounts due under this Lease are and shall be deemed to be rent or additional rent, and shall be paid without abatement, deduction, offset, prior notice or demand (unless expressly provided by the terms of this Lease). Landlord shall have the same remedies for a default in the payment of any amount due under this Lease as Landlord has for a default in the payment of Basic Monthly Rent.

16.4. Default by Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord under this Lease within thirty (30) days after written notice by Tenant to Landlord and the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing, specifying the respects in which Landlord has failed to perform such obligation, and such holder fails to perform such obligation within a second thirty (30) day period commencing on the expiration of such first thirty (30) day period. If the nature of such obligation is such that more than thirty (30) days are reasonably required for performance or cure, Landlord shall not be in default if Landlord or such holder commences performance within their respective thirty (30) day periods and after such commencement diligently prosecutes the same to completion. In no event may Tenant terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default72.

17. Expiration or Termination.

17.1. Surrender of Premises. On the expiration of the Term or sooner termination of this Lease, Tenant shall, at Tenant’s sole cost, (a) promptly and peaceably surrender the Premises to Landlord “broom clean,” in good order and condition, (b) repair any damage to the Property caused by or in connection with the removal of any property from the Premises by or at the direction of Tenant, (c) repair, patch and paint in a good and workmanlike manner all holes and other marks in the floors, walls and ceilings of the Premises to Landlord’s reasonable satisfaction, and (d) deliver all keys and access cards to the Premises to Landlord. Before surrendering the

[72]	, unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding. If after all of the required notices have been given and all of the time periods for cure have expired under the foregoing portion of this Paragraph, neither Landlord nor such holder has performed such obligation, then Tenant may, after at least five (5) business days’ prior written notice to Landlord, in compliance with the provisions of Paragraphs 9.2(a), (b) and (f) (excluding any required Landlord approval) and subject to all other applicable provisions of this Lease (other than Paragraphs 9.2(c), (d), (e) and (g)), perform such obligation in a first-class and workmanlike manner. Nevertheless, even in such event, Tenant still may not terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default, , unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding

Premises, Tenant shall, at Tenant’s sole cost, remove Tenant’s personal property73 and trade fixtures (including signage) only, and all other property shall, unless otherwise directed by Landlord, remain in the Premises as the property of Landlord without compensation; however, Tenant shall not remove any personal property or trade fixtures from the Premises without Landlord’s prior written consent if such removal will impair the structure of the Building or Tenant is in default under this Lease. If Tenant is in default under this Lease, Landlord shall have a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et seq., of the Utah Code Ann. (or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant including, without limitation, any computer lines, wiring, cabling and facilities and other similar improvements, and to restore the Premises to their condition as of the Commencement Date74. All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises75 or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. No surrender of the Premises shall be effected by Landlord’s acceptance of the keys or of the rent or by any other means without Landlord’s written acknowledgement of such acceptance as a surrender. Tenant shall not be released from Tenant’s obligations under this Lease in connection with surrender of the Premises76 until Landlord has inspected the Premises and delivered to Tenant a written release77.

[73]	(including furniture, equipment and appliances owned by Tenant, but excluding any items paid for by Landlord directly or through any tenant improvement allowance)

[74]	; provided, however, that notwithstanding the foregoing to the contrary, Tenant shall have no obligation to remove the improvements made by Landlord pursuant to the attached Exhibit C, and except as otherwise expressly required by this Lease (for example purposes only, in Paragraph 19.2 regarding signage), Tenant shall have no obligation to remove any other improvements made by Tenant with Landlord’s prior written consent unless Landlord’s consent to make such alterations was expressly conditioned on Tenant’s removing such alterations at the expiration of the Term or sooner termination of this Lease, except that, in all events, unless Landlord otherwise consents in writing, Tenant must remove all computer lines, wiring and cabling associated with Tenant’s personal property that are located above the ceiling tile in the Premises. If Landlord determines that such computer lines, wiring and cabling can be reused by the next subsequent tenant of the Premises, Landlord shall notify Tenant of such determination within fifteen (15) business days following receipt of written request from Tenant, which request may be made by Tenant at any time during the final ninety (90) days of the Term, and Tenant shall not be required to remove such computer lines, wiring and cabling. If Landlord fails to respond to Tenant within such fifteen (15) day period, Landlord shall be deemed to have withheld its consent to such computer lines, wiring and cabling remaining in the Premises, and Tenant shall remove such computer lines, wiring and cabling at the expiration of the Term or sooner termination of this Lease

[75]	(as such abandonment is described in Paragraph 16.1)

[76]	at the expiration of the Term or sooner termination of this Lease

17.2. Holding Over. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, resulting from delay by Tenant in surrendering the Premises in accordance with the provisions of this Lease. If Tenant remains in possession of the Premises after the expiration of the Term or sooner termination of this Lease with the prior written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental (and not as a penalty) in the amount of78 plus all other charges payable under this Lease, and on all of the terms of this Lease applicable to a month-to-month tenancy.

17.3. Survival. The provisions of this Paragraph 17, shall survive the expiration of the Term or sooner termination of this Lease.

18. Estoppel Certificate; Financial Statements.

18.1. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord’s request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date and Expiration Date; (c) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Landlord or, in the alternative, those claimed by Tenant to exist; (f) the amount of advance rent, if any (or none if such is the case), paid by Tenant; (g) the date to which rent has been paid; (h) the amount of the Security Deposit; and (i) such other information79 as Landlord may80 request. Landlord’s mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

[77]	; provided, that the failure of Landlord to object to such surrender or to deliver a written release within ninety (90) days after the expiration of the Term or sooner termination of this Lease shall be deemed a release and acceptance by Landlord, provided that Tenant is not in default under this Lease

[78]	(a) one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for the first three (3) months of such holdover term, (b) one hundred twenty-five percent (125%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the Initial period constituting the Term under this Lease for the second three (3) months of such holdover term, and (c) one hundred fifty percent (150%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for any period thereafter,

[79]	pertaining to this Lease

[80]	reasonably

18.2. Financial Statements.81

19. Parking; Signage.

19.1. Parking. Tenant shall have the non-exclusive right82 to use a number of parking stalls located on the Property equal to Tenant’s Parking Stall Allocation only, and shall not use a number of parking stalls greater than Tenant’s Parking Stall Allocation. The use by Tenant of a number of parking stalls greater than Tenant’s Parking Stall Allocation shall be a default under this Lease following the giving of notice and the expiration of the applicable cure period described in Paragraph 16.1. Automobiles of Tenant and Tenant’s Occupants shall be parked only within parking areas not otherwise reserved by Landlord or specifically designated for use by any other tenant or Occupants associated with any other tenant. Landlord may from time to time designate parking spaces for Tenant and make such other rules and regulations as Landlord reasonably determines to be necessary or appropriate. Landlord and Landlord’s representatives may, without any liability to Tenant or Tenant’s Occupants83, cause to be removed any automobile of Tenant or Tenant’s Occupants that may be parked wrongfully in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, arising in connection with such removal.

[81]	Subject to the remaining provisions hereof, Tenant shall, within ten (10) days after Landlord’s written request, furnish to Landlord the most recently prepared consolidated audited annual financial statements and the most recently prepared unaudited consolidated quarterly financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct; provided, however, that (a) such quarterly statements may, in Tenant’s discretion, not have footnotes, so long as Tenant makes its representatives reasonably available to discuss any reasonable questions Landlord may raise regarding such statements, and (b) Landlord shall only use such financial statements for purposes of this Lease and Tenant’s obligations hereunder and shall only share such statements with prospective purchasers or mortgagees of the Building; provided, however, in no event shall Landlord disclose, nor shall Tenant be required to furnish, such financial statements or any part thereof to any competitor or potential competitor of Tenant or any of its affiliates. Notwithstanding the foregoing, prior to any required delivery or disclosure of such financial statements to Landlord or such permitted prospective purchasers or mortgagees hereunder, Landlord and such permitted prospective purchasers and mortgagees (as the case may be) shall execute and deliver to Tenant at Tenant’s request a confidentiality agreement pertaining to such financial statements in a form reasonably acceptable to Tenant. Except in the event of Tenant’s default which shall not have been cured to Landlord’s reasonable satisfaction, any and all such financial statements shall be returned to Tenant or destroyed by Landlord, at Tenant’s option, upon termination or expiration of this Lease.

[82]	without charge, other than as contemplated by Paragraph 5 of this Lease with respect to Operating Expenses,

[83]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

19.2. Signage. Tenant shall be entitled to Building standard signage on the Building interior directory. Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Premises, on any part of the inside of the Premises which is visible from outside of the Premises or elsewhere on the Property, any sign, decoration, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord’s written approval. Landlord may, at Tenant’s cost, and without notice or liability to Tenant84, enter the Premises and remove any item erected in violation of this Paragraph. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. All approved signs or letterings on85 doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with the requirements of the governmental authorities having jurisdiction over the Property. At Tenant’s sole cost, Tenant shall maintain all permitted signs and shall, on the expiration of the Term or sooner termination of this Lease, remove all such permitted signs and repair any damage caused by such removal.

21. Rules. Tenant and Tenant’s Occupants shall faithfully observe and comply with all of the rules set forth on the attached Exhibit A, and Landlord may from time to time amend, modify or make additions to or deletions from such rules86. Such amendments, modifications, additions and deletions shall be effective on notice to Tenant. On any breach of any of such rules, Landlord may exercise any or all of the remedies provided in this Lease on a default by Tenant under this Lease and may, in addition, exercise any remedies available at law or in equity including

[84]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

[85]	exterior

[86]	; provided, that no such amendments, modifications, additions or deletions shall adversely affect Tenant’s use of, or access to and from, the Premises, or increase any of Tenant’s obligations under this Lease, unless Landlord and Tenant otherwise agree the right to enjoin any breach of such rules. 87Landlord shall not be responsible to Tenant for the failure of any other tenant or person to observe any such rules.

22. General Provisions.

22.1. No Partnership. Landlord does not by this Lease, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant’s business or otherwise.

22.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Paragraph shall not, however, operate to excuse Tenant from the prompt payment of rent or any other amounts required to be paid under this Lease88.

22.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

If to Landlord:

Millrock Park             , LLC

P.O. Box 71405

Salt Lake City, Utah 84171

Attention: Steven Peterson

with a required copy to:

Victor A. Taylor, Esq.

Parr, Waddoups, Brown, Gee & Loveless

185 South State Street, Suite 1300

Salt Lake City, Utah 84111

[87]	Although Landlord shall exercise commercially reasonable efforts to enforce such rules in a nondiscriminatory manner against all tenants of the Building,

[88]	, except as otherwise expressly provided in Paragraphs 8.2, 13 and 14 of this Lease

If to Tenant:

CHG Healthcare Services, Inc.

4021 South 700 East, Suite 300

Salt Lake City, Utah 84107

Attention: James Marshall

with a required copy to:

Guy P. Kroesche, Esq.

Stoel Rives LLP

201 South Main Street, Suite 1100

Salt Lake City, Utah 84111

Either Landlord or Tenant may change the address at which such party desires to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

22.4. Severability. If any provision of this Lease or the application of any provision of this Lease to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

22.5. Brokerage Commissions.89

22.6. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations,

[89]	Except as agreed in writing by Landlord or Tenant, Landlord and Tenant each represent and warrant that no claims exist for brokerage commissions or finder’s fees in connection with this Lease and agree to indemnify, defend and hold harmless the other from and against all claims, liabilities and expenses, including reasonable attorneys’ fees, arising from any such brokerage commissions or finder’s fees related to any agreement made by the indemnifying party.

limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

22.7. Successors. Except as otherwise provided in this Lease, all provisions contained in this Lease shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of the Premises or this Lease, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord’s obligations under this Lease90 and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord’s successor in interest.

22.8. Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in the91, subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant’s remedies.

22.9. Quiet Enjoyment. On Tenant paying the rent payable under this Lease and observing and performing all of the terms, covenants and conditions on Tenant’s part to be observed and performed under this Lease, Tenant shall have quiet enjoyment of the Premises for the Term without interference from Landlord, or anyone claiming by, through or under Landlord, subject to all of the provisions of this Lease.

22.10. Waiver. No failure by any party no insist on the strict performance of any covenant, duty or condition of this Lease or to exercise any right or remedy consequent on a breach of this Lease shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this Lease, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Lease, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Lease but each other covenant, duty and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

22.11. Rights and Remedies. The rights; and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Lease shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Lease. The parties’ respective rights and obligations under this Lease shall be enforceable by specific performance, injunction or any other equitable remedy.

[90]	thereafter accruing

[91]	Property and the rents, issues and profits, the proceeds of any insurance carried by Landlord, and the awards of any condemnation proceedings, with respect to the Property

22.12. Authorization. Each individual executing this Lease does represent and warrant to each other so signing (and each other entity for which another person may be signing) that such individual has been duly authorized to deliver this Lease in the capacity and for the entity set forth where such individual signs.

22.13. Attorneys’ Fees. If any action is brought to recover any rent or other amount under this Lease because of any default under this Lease, to enforce or interpret any of the provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys’ fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered. Tenant shall be responsible for all expenses, including, without limitation, attorneys’ fees, incurred by Landlord in any case or proceeding involving Tenant or any assignee or subtenant of Tenant under or related to any bankruptcy or insolvency law. The foregoing provisions of this Paragraph 22.13 shall survive the expiration of the Term or sooner termination of this Lease.

22.14. Merger. The surrender of this Lease by Tenant, the cancellation of this Lease by agreement of Landlord and Tenant or the termination of this Lease on account of Tenant’s default shall not work a merger, and shall, at Landlord’s option, either terminate any subleases of part or all of the Premises or operate as an assignment to Landlord of any of those subleases. Landlord’s option under this Paragraph 22.14 may be exercised by notice to Tenant and all known subtenants in the Premises.

22.15. Miscellaneous. The captions to the Paragraphs of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease. Exhibits referred to in this Lease and any addendums, riders and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though a part of this Lease. Tenant shall not record this Lease or a memorandum or notice of this Lease. This Lease and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Lease, all references to Paragraphs are to Paragraphs in this Lease. This Lease shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. Venue on any action arising out of this Lease shall be proper only in the District Court of Salt Lake County, state of Utah. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE PREMISES. Time is of the essence of each provision of this Lease. The submission of this Lease to Tenant is not an offer to lease the Premises or an agreement by Landlord to reserve the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord, and Landlord has duly executed and delivered one of those duplicate original copies to Tenant.

LANDLORD AND TENANT have executed this Lease on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

MILLROCK PARK , LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson
Manager

Date

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its

Date

EXHIBIT A

to

OFFICE LEASE

RULES

The rules set forth in this Exhibit are a part of the foregoing Office Lease (the “Lease”). Whenever the term ‘Tenant” is used in these rules, such term shall be deemed to include Tenant and Tenant’s Occupants. The following rules may from time to time be modified by Landlord in the manner set forth in the Lease. The terms capitalized in this Exhibit shall have the same meaning as set forth in the Lease.

1. Obstruction. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not such item constitutes an obstruction, without the prior written consent of Landlord. Landlord may remove any obstruction or any such item without notice to Tenant and at the sole cost of Tenant. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to them by all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation or interests of the Property or Landlord’s tenants. Tenant shall not go on the roof of the Building92.

2. Deliveries. All deliveries and pickups of supplies, materials, garbage and refuse to or from the Premises shall be made only through such access as may be designated by Landlord for deliveries and only during the ordinary business hours of the Building. Tenant shall not obstruct or permit the obstruction of such access. Tenant shall be liable for the acts and omissions of any persons making such deliveries or pickups.

3. Moving. Furniture and equipment shall be moved in and out of the Building only through such access as may be designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. If Tenant’s movers damage any part of the Improvements, Tenant shall pay to Landlord on demand the amount required to repair such damage.

4. Heavy Articles. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard of damage to the Building, shall be moved into the Premises. Other safes and heavy articles shall be moved into, from or about the Building only

[92]	, except in accordance with Paragraph 5 of the Rider attached to the Lease

A-1

during such hours and in such manner as shall be prescribed by Landlord, and Landlord may designate the location of such safes and articles.

5. Building Security. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. that evening and 93 a.m. the following day, access to the Building, the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge or has a pass and is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the event of an invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors of the Building or any other reasonable method, for the safety of the tenants and protection of the Building and property in the Building. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building. Tenant shall be entitled to receive a number of key cards for after-hours access to the Building equal to Tenant’s Parking Stall Allocation94. Replacements cards for any key cards that are lost or stolen may be issued by Landlord for a handling fee to be reasonably determined by Landlord, but such fee will not be less than $25 per replacement card.

6. Pass Key. The janitor of the Building may at all times keep a pass key to the Premises, and such janitor and other agents of Landlord shall at all times be allowed admittance to the Premises95.

7. Locks, Access Cards and Keys. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of access cards and keys to the Premises and to the toilet rooms, if locked by Landlord, will be furnished by Landlord, and Tenant shall not have any additional access cards or keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all access cards and keys to offices and toilet rooms and provide Landlord with all combinations and keys for any locks, safes, cabinets and vaults remaining in the Premises, Tenant shall keep the doors of the Premises closed and securely locked when Tenant is not at the Premises.

8. Use of Water Fixtures. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended. No foreign substances of any kind shall be placed in them, and any damage resulting to the same from use on the part of Tenant shall be paid for by Tenant. No persons shall waste water by tying back or wedging the faucets or in

[93]	6:00

[94]	, and, at Landlord’s standard charge, such additional keys as may reasonably be requested by Tenant

[95]	(excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance)

A-2

any other manner. On leaving the Premises, Tenant shall shut off all water faucets and major electrical apparatus located within the Premises.

9. No Animals; Excessive Noise. No animals shall be allowed in the Building, other than guide dogs for hearing or vision-impaired persons. No persons shall disturb the occupants of the Building or adjoining buildings or space by the use of any electronic equipment or musical instrument or by the making of loud or improper noises.

10. Bicycles. Bicycles and other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking.

11. Trash. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors or ventilating ducts or shafts, of the Building. All trash and refuse shall be placed in receptacles provided by Landlord for the Building or by Tenant for the Premises.

12. Exterior Windows, Walls and Doors. No window shades, blinds, curtains, shutters, screens or draperies shall be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord’s prior written consent.

13. Hazardous Operations and Items. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord’s prior written consent. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

14. Hours for Repairs, Maintenance and Alteration. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building unless Landlord shall have first consented in writing to such work being done at other times. If Tenant desires to have such work done by Landlord’s employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours, Tenant shall pay the extra cost for such labor.

15. No Defacing of Premises. Except as permitted by Landlord by prior written consent, Tenant shall not paint, mark on, place signs on, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building,96 and any defacement, damage or injury directly or indirectly caused by Tenant shall be paid for by Tenant. Pictures or diplomas shall be hung on tacks or small nails.

[96]	with the exception of hanging artwork and internal marketing materials customarily utilized by Tenant in the normal course of its business operations in a normal and reasonable manner,

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17. Solicitation; Food and Beverages. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building, Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, install or permit the installation or use of any machine or equipment for dispensing food or beverage in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises, without the prior written approval of Landlord and only in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverage within the Building or to use the public areas of the Building for that purpose, No cooking shall be done or permitted by Tenant on the Premises.

18. Directory. Any bulletin board or directory for Building tenants shall be provided exclusively for the display of the name and location of Building tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to review and approve all signage and directory listings. Tenant shall pay Landlord’s reasonable charges for changing any directory listing at Tenant’s request.

19. Building Name. Landlord may, 98without liability to Tenant99, name the Building and change the name, number or designation by which the Building is commonly known100. Tenant shall not use the name of the Building for any purpose other than the address of the Building.

20. Expulsion. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

[97]	Notwithstanding the foregoing to the contrary, Tenant may use microwave ovens, refrigerators and coffee pots in connection with its use of the Premises, and may install vending machines for soft drinks, candy, fast food and other vending products.

[9][8]	with prior notice but

[99]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

100	, except to the name of a company or individual without the advance written consent of Tenant, which consent may be withheld in Tenant’s sole discretion so long as Tenant leases more than fifty percent (50%) of the Building. If Tenant leases fifty percent (50%) or less of the Building, Tenant’s consent shall not be required

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21. Public Areas. 101Landlord may control and operate the public portions of the Building, and the public facilities, and heating and air-conditioning, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

101	Subject to the terms and conditions of the Lease,

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EXHIBIT B

to

OFFICE LEASE

DESCRIPTION OF PREMISES

The Premises referred to in the foregoing instrument are shown on the attached diagram(s).

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EXHIBIT C

to

OFFICE LEASE

PREPARATION OF PREMISES FOR OCCUPANCY

Intentionally Omitted.

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EXHIBIT D

to

OFFICE LEASE

COMMENCEMENT DATE CERTIFICATE

THE UNDERSIGNED, Landlord and Tenant, respectively, under that certain Office Lease (the “Lease”), dated                     , 20        , agree that the “Commencement Date,” as defined in Paragraph 1.3 of the Lease, is                     , 20        , and that the “Expiration Date,” as defined in Paragraph 1.5 of the Lease, is                             . As used in the Lease, “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated:

Period(s)	Basic Monthly Rent		Annual Cost Per Rentable Square Foot
through , inclusive	$	per month	$
through , inclusive	$	per month	$
through , inclusive	$	per month	$
through , inclusive	$	per month	$
through , inclusive	$	per month	$

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LANDLORD AND TENANT have executed this Commencement Date Certificate on the respective dates set forth below.

LANDLORD: MILLROCK PARK , LLC, by its Manager: MILLROCK DEVELOPMENT, LLC

By
Steven Peterson Manager

Date

TENANT: CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its ______________________________________

Date ____________________________________

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RIDER TO OFFICE LEASE

THIS RIDER is attached to, and is a part of, the foregoing Office Lease (the “Lease”), entered into between MILLROCK PARK                     , LLC, a Utah limited liability company, as landlord, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation, as tenant. All words capitalized in this Rider shall have the same meaning given in the Lease. If any conflict exists between the provisions of this Rider and the provisions of the Lease, the provisions of this Rider shall control.

1. Options to Extend.

1.1. Options. Tenant shall have the option to extend the initial period constituting the Term under the Lease for four (4) additional periods of five (5) years each, provided that Tenant gives Landlord written notice of the exercise of each such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term concerned, (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, and (iv) Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased fifty percent (50%) or more of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Each such extension term shall commence at 12:01 a.m on the first day following the expiration of the immediately preceding period constituting the Term under the Lease. During any such extension term, all provisions of the Lease shall apply, except that:

(a) (i) the “Expense Stop” during the first extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, (ii) the “Expense Stop” during the second extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2022, (iii) the “Expense Stop” during the third extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2027, and (iv) the “Expense Stop” during the fourth extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2032; and

(b) the amount of the Basic Monthly Rent for any such extension term shall be the product of (i) the rentable square feet of the Premises to be covered by the Lease for the extension term concerned, and (ii) the following annual per rentable square foot amounts for the periods concerned (as used below in this subparagraph (b), the “Years” are consecutive twelve (12) month periods, commencing on the first full calendar month following the expiration of the initial period constituting the Term under the Lease):

First Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$28.39
Second Year	$28.95
Third Year	$29.53
Fourth Year	$30.12
Fifth Year	$30.73

Second Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$31.34
Second Year	$31.97
Third Year	$32.61
Fourth Year	$33.26
Fifth Year	$33.92

Third Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$34.60
Second Year	$35.29
Third Year	$36.00
Fourth Year	$36.72
Fifth Year	$37.45

Fourth Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$38.20
Second Year	$38.97
Third Year	$39.75
Fourth Year	$40.54
Fifth Year	$41.35

If Tenant timely exercises any such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise any such option in a timely manner, such option and any

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subsequent options to extend shall automatically terminate and cease to have any further force or effect.

1.2. Exercise Covering Portion of Premises. Such extension may be for less than all of the Premises then covered by the Lease (but may not be for less than seventy-five percent (75%) of the Premises covered by the Lease on the date on which such option is exercised), provided that the amount of space (the “Excluded Space”) that is not to be covered by such extension: (a) is set forth in Tenant’s notice of exercise of such option (and if a lesser amount is not set forth in such notice, such extension shall conclusively be for all of the Premises covered by the Lease on the date on which such option is exercised); (b) is not less than 5,000 rentable square feet; and (c) is reasonably capable of being excluded from the Premises and reconfigured in a commercially reasonable manner so as to make it, in size and configuration, readily leasable to a new tenant. Landlord shall, in a commercially reasonable manner, select which portion of the Premises shall constitute the Excluded Space, so long as the portion selected is reasonably close in size to the amount of space requested to be excluded by Tenant in its notice of exercise. Any corridors, demising walls or other similar improvements reasonably required to make the Excluded Space readily leasable to a new tenant shall be installed by Landlord at Tenant’s sole cost and expense. Tenant shall reimburse Landlord for such cost and expense within ten (10) business days after receipt by Tenant of an invoice therefor.

2. Limitations on Operating Expenses.

2.1. Limitation on Operating Expenses—Initial Term. [This Paragraph 2.1 is verbatim from the Millrock North Lease. The economics of this provision will not change, but the language will need to be revised to reflect the start date of this Lease.] Notwithstanding the provisions of Paragraph 5 of the Lease, the provisions of this Paragraph 2.1 shall be applicable, but only during the initial period constituting the Term under the Lease, and not during any period thereafter.

(a) Tenant’s Share of Controllable Operating Expenses (as defined below) for the second Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the second Operating Year; or

(ii) the product of (A) the sum of Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus four percent (4%), multiplied by (B) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12);

provided, however, that Tenant’s Share of Controllable Operating Expenses for the first Operating Year shall be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied for the entire first Operating Year.

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(b) Tenant’s Share of Controllable Operating Expenses for the third Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the third Operating Year; or

(ii) the sum of (A) Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus (B) the product of i) four percent (4%), multiplied by ii) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12), plus (C) four percent (4%) (such sum is the initial “Cap Amount”).

(c) Tenant’s Share of Controllable Operating Expenses applicable to each Operating Year thereafter shall be the lesser of the following;

(i) Tenant’s Share of Controllable Operating Expenses for the applicable Operating Year; or

(ii) the sum of the Cap Amount for the immediately preceding Operating Year, plus four percent (4%).

(d) The intent of this Paragraph 2.1 is for increases in Tenant’s Share of Controllable Operating Expenses to be limited to a cumulative four percent (4%) per Operating Year (prorated in the second Operating Year to reflect the second Operating Year being less than a full twelve (12) calendar month period). Assume for example purposes only that Tenant’s Share of Controllable Operating Expenses in the first Operating Year is $100.00, and that the second Operating Year is comprised only of six (6) calendar months. In this example, Tenant’s Share of Controllable Operating Expenses in the second Operating Year would be capped at $52.00 ($100.00 + 4% x 6 ÷ 12). In the third Operating Year, the Cap Amount would be $106.08 ($100.00 + 2% + 4%), in the fourth Operating Year, the Cap Amount would be $110.32 ($106.08 + 4%), in the fifth Operating Year, the Cap Amount would be $114,73 ($110.32 + 4%) and so on.

(e) “Tenant’s Share of Controllable Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Controllable Operating Expenses (as defined below) actually incurred in any given Operating Year. Tenant’s Share of Controllable Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Controllable Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

(f) “Controllable Operating Expenses” means all Operating Expenses other than those not within the control of Landlord. Without limiting the generality of the immediately preceding sentence, those Operating Expenses not within the control of Landlord

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include, without limitation, Included Capital Items, insurance, utilities and real and personal property taxes and assessments. There shall be no cap on Operating Expenses other than Controllable Operating Expenses.

2.2. Limitation on Operating Expenses—Extension Terms. The provisions of this Paragraph 2.2 shall be applicable only during any extension term pursuant to Paragraph 1 of this Rider (in which the “Expense Stop” shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, as set forth in said Paragraph 1). Notwithstanding the other provisions of Paragraph 5 of the Lease, Tenant’s Share of Controllable Operating Expenses for calendar year 2018 shall be the lesser of (a) Tenant’s Share of Controllable Operating Expenses for calendar year 2018, or (b) the sum of Tenant’s Share of Controllable Operating Expenses for calendar year 2017, plus four percent (4%) (such sum is the initial “Cap Amount”); provided, however, that Tenant’s Share of Controllable Operating Expenses for calendar year 2017 shall be adjusted by Landlord to the amount that it would have been if ninety-five (95%) of the rentable area of the Building had been occupied for the entire 2017 calendar year. Tenant’s Share of Controllable Operating Expenses applicable to each calendar year thereafter shall be the lesser of (y) Tenant’s Share of Controllable Operating Expenses during the applicable calendar year, or (z) the sum of the Cap Amount for the immediately preceding calendar year, plus four percent (4%). (The intent of the immediately preceding sentence is for the Cap Amount to be a cumulative four percent (4%) per year cap amount.) For example purposes only, if Tenant’s Share of Controllable Operating Expenses are $200.00 in calendar year 2017, the Cap Amount for calendar year 2018 will be $208.00, for calendar year 2019 will be $216.32 and so on.

3. Exclusive Use Provision. So long as, but only for so long as, at least 70,000 rentable square feet of premises in Millrock North are being used primarily as offices for a healthcare staffing company by (a) Tenant, or (b) an assignee to which Tenant has assigned the Millrock North Lease pursuant to an assignment that does not, under the Millrock North Lease, require Landlord’s consent, then no other space in the Building may be leased for use as offices for a healthcare staffing company, other than space leased by Landlord to Tenant or such assignee. Within ten (10) days after Landlord’s request, Tenant shall provide to Landlord reasonable evidence of the facts set forth in the immediately preceding sentence.

4. Multi-Tenant Monument Sign. Tenant shall have shared rights on the Millrock Park typical multi-tenant monument sign to be located near the entrance to Millrock             . At the expiration of the Term or sooner termination of the Lease, Tenant shall, at its sole cost and expense, remove its signage from such monument sign. If Tenant occupies the entire Building, Tenant shall have the exclusive right to such monument sign.

5. Crown Signage.

5.1. Conditional Right to Crown Signage. Currently crown signage on the Building is not permitted by the City of Holladay. If (i) in the future such signage is permitted by the City of Holladay, (ii) Landlord grants to any other tenant of any other building in Millrock Park

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the right to place such signage on such other building, and (iii) Tenant actually occupies at least 70,000 rentable square feet in the Building, then subject to any then-existing rights held by any other tenant, Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace similar exterior Building signage on the Building, on a nonexclusive basis, with the name “CompHealth,” “CHG Healthcare Services” or any assumed name of Tenant, or, subject to the prior written consent of Landlord, any reasonable derivation thereof (such signage, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Crown Signage”), provided that (a) the size, location, design, color and all other aspects and specifications of the Crown Signage are approved in advance in writing by Landlord and by the requisite municipal authority, and (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any warranty or insurance maintained by Landlord on the Building and any applicable requirements of any covenants, conditions and restrictions affecting the Property.

5.2. Maintenance; Repair; Removal; Indemnification. Tenant shall maintain the Crown Signage at all times in a good, safe and clean condition. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage. The Crown Signage shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Crown Signage at any time during the Term. Tenant shall, at its sole cost and expense, remove the Crown Signage prior to the expiration of the Term or sooner termination of the Lease. On removal of the Crown Signage, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage. If Tenant is in default under the Lease beyond any applicable cure period. Landlord may, at Tenant’s sole cost and expense, remove the Crown Signage and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Crown Signage. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage.

5.3. Personal Rights. Tenant’s rights under this Paragraph shall be personal to;

(a) the initial Tenant;

(b) an assignee of the Lease pursuant to an assignment to which Landlord’s consent is not required under Paragraph 10.1 of the Lease; and

(c) a subtenant of the entire Premises for entire remainder of the Term pursuant to a sublease to which Landlord’s consent is not required under Paragraph 10.1 of the Lease,

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and may only be exercised by such initial Tenant, assignee or subtenant; provided, however, that such rights shall not apply if such initial Tenant, assignee or subtenant vacates or abandons (as described in Paragraph 16.1 of the Lease) the Premises. Except as expressly set forth in the immediately preceding sentence, no other person shall have any rights to the Crown Signage under this Lease.

6. Satellite Dish. Provided that Tenant first obtains Landlord’s written approval, Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace a satellite dish or antennae for Tenant’s internal corporate use only, together with a connection to the Premises (such dish or antennae, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Dish”), with a non-penetrating base on the roof of the Building, in accordance with specifications reasonably approved in advance by Landlord, provided that (a) Tenant shall obtain Landlord’s prior approval of the proposed location of the Dish and the method for fastening the Dish to the roof, (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any bond, warranty or insurance maintained by Landlord on the roof and any applicable requirements of any covenants, conditions and restrictions affecting the Property, (c) Tenant shall not interfere with any other satellite dish or antennae or communication equipment on the roof, and (d) the Dish is within the roof screen walls so as not to be visible from the exterior of the Building. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Dish. The Dish shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Dish at any time during the Term. Tenant shall, at its sole cost and expense, remove the Dish prior to the expiration of the Term or sooner termination of the Lease. On removal of the Dish, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish. If Tenant is in default under the Lease beyond any applicable cure period, Landlord may, at Tenant’s sole cost and expense, remove the Dish and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Dish. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Dish.

7. Property Management. Tenant may give written notice to Landlord of any reasonably unsatisfactory performance of Building property management personnel. Landlord shall have thirty (30) days following such notice in which to correct such performance or such longer period time as may be reasonably necessary, so long as Landlord promptly commences such correction following such notice and thereafter diligently prosecutes the same to completion. If Landlord fails to correct such performance in accordance with the immediately preceding sentence, Tenant may, by written notice, direct Landlord to replace such non-performing personnel. If Landlord fails to replace such non-performing personnel within thirty (30) days after such second notice, or if Landlord fails to correct unsatisfactory performance of Building property management personnel twice in any twelve (12) month period within the applicable notice and cure period, then

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Tenant may, by a third written notice given to Landlord, direct Landlord to utilize a third-party property management company for the Building that is reasonably satisfactory to Landlord and Tenant.

8. Consent; Costs. Whenever in the Lease (including in the Exhibits attached to the Lease and this Rider): (a) consent or approval is required for an action, such consent or approval shall not be unreasonably withheld, conditioned or delayed; and (b) there is a reference to costs, expenses, fees or other charges (including, without limitation, attorneys’ fees and costs), such reference shall be deemed to be to reasonable, reasonably necessary and actual costs, expenses, fees and other charges, of which the party incurring such costs, expenses, fees or other charges has some reasonable documentation, record or evidence.

9. Option to Holdover. In lieu of, but not in addition to, the then-existing option to extend the then-existing period constituting the Term under the Lease set forth in Paragraph 1 of this Rider, Tenant shall have one (I) option to extend the then-existing period constituting the Term under the Lease for any number of full calendar months up to six (6) full calendar months, provided that Tenant gives Landlord written notice of the exercise of such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term, the Lease is in full force and effect, Tenant is not in default under the Lease, no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default and Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased all or substantially all of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Such holdover term shall commence at 12:01 a.m. on the first day following the expiration of the then-existing period constituting the Term under the Lease. During such holdover term, all provisions of the Lease shall apply, except that:

(a) the amount of the Basic Monthly Rent for each of the first three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised; and

(b) the amount of the Basic Monthly Rent for each of the second three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred twenty-five percent (125%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised.

If Tenant timely exercises such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise such option in a timely manner, such option shall automatically terminate and cease to have any further force or effect.

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AGREEMENT OF

RIGHT OF FIRST OFFER

[Millrock Park East Office Building]

THIS AGREEMENT (this “Agreement”) is entered into as of the 5th day of December, 2005, between MILLROCK PARK EAST, LLC, a Utah limited liability company (“Landlord”) whose address is P.O. Box 71405, Salt Lake City, Utah 84171, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation (“Tenant”), whose address is 4021 South 700 East, Suite 300, Salt Lake City, Utah 84107.

FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1. Definitions. As used in this Agreement, each of the following terms shall have the meaning indicated, and any term used in this Agreement that is capitalized but not defined shall have the same meaning as set forth in the Lease (defined below in this Paragraph 1):

1.1. “Form Lease” means a lease in the form attached as Exhibit A, incorporated by this reference.

1.2. “Lease” means the Office Lease, dated of even date with this Agreement, entered into between Millrock North LLC, as landlord, and Tenant, as tenant.

1.3. “Millrock East” means the office building commonly known as Millrock Park East, with a street address of 6510 South Millrock Drive, in Holladay, Utah.

1.4. “Millrock North LLC” means Millrock Park North, LLC, a Utah limited liability company.

2. Right of First Offer.

2.1. Right of First Offer. Provided that (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, (iv) Tenant has not assigned the Lease pursuant to an assignment requiring Millrock North LLC’s consent, and (v) the expansion is not for the benefit of a subtenant of Tenant subletting pursuant to a sublease requiring Millrock North LLC’s consent, and after such space has initially been leased at least once, then following the Commencement Date and during the Term under the Lease, Landlord shall give Tenant written notice of any space greater than 10,000 rentable square feet in Millrock East, that is available for lease, (For purposes of this Paragraph 2.1. any space covered by a renewal, extension or expansion option in any tenant’s lease, or any renewal or extension option given by Landlord to any then-existing tenant for its then-existing space, shall not be “available for lease” until after each such option or the rights created by such option have expired.) If Tenant gives Landlord written notice of Tenant’s interest in leasing such space within ten (10) business days after notification by Landlord of the availability of such space, Landlord and Tenant shall enter into a new lease substantially in the form of the Form Lease, covering such space (or an amendment to an existing lease, if Tenant previously has entered into a lease with respect to space in Millrock East). If Tenant fails to give Landlord such written notice within such ten (10) day period, such right of first offer shall terminate and be of no further force or effect. On any such termination, Landlord shall be free to lease such space to any other person on such terms and conditions as Landlord may wish, whether or not such terms and conditions are more or less favorable than the terms and conditions offered to Tenant. If Tenant fails to lease any space of which Landlord gives Tenant notice pursuant to the foregoing provisions of this Paragraph, the foregoing right shall not again apply to such space unless such space is thereafter first leased and then subsequently becomes available for lease.

2.2. New Lease or Amendment. Any new lease or lease amendment entered into pursuant to Paragraph 2.3 shall have a commencement date as of the earlier of either of the following:

(a) the date by which both of the following have occurred: (i) a certificate of temporary occupancy for such space has been issued by the City of Holladay; and (ii) the parking stalls constituting Tenant’s Parking Stall Allocation (as defined in the Form Lease) for such space are, in fact, available for use by Tenant; or

(b) the date that is eighty-five (85) days after the delivery by Landlord to Tenant of exclusive possession of such space.

2.3. Terms. Such space shall be leased on the same terms and conditions as the original Premises covered by the Lease for the remainder of the then-existing period constituting the Term under the Lease (but the Lease and any such new lease or amendment shall not be tied together, cross referenced or cross defaulted in any way), with:

(a) the Basic Monthly Rent payable under any such new lease or amendment being at the same rate, on a per rentable square foot basis, as is applicable to the original Premises covered by the Lease for the period concerned;

(b) the expiration date of such new lease or amendment being the same as the expiration date of the then-existing period constituting the Term under the Lease, with Tenant having rights to extend such expiration date as set forth in the Form Lease to the extent of the then-remaining extension periods under the Lease;

(c) Tenant having shared rights on the Millrock Park typical multi-tenant monument sign to be located near the entrance of Millrock East;

(d) the tenant improvements being completed by Tenant in accordance with Paragraph 9.2 of the Form Lease;

(e) Landlord providing to Tenant a tenant improvement allowance for such space equal to the product of (i) $22.75 per rentable square foot, multiplied by (ii) a fraction,

the numerator of which is the number of full calendar months remaining in the initial period constituting the Term under the Lease for the period on and after the commencement date for such new space, and the denominator of which is one hundred twenty (120); therefore, if as of the commencement date for such new space no full calendar months remain in the initial period constituting the Term under the Lease, the tenant improvement allowance for such space shall be zero (0); and

(f) the “Tenant’s Parking Stall Allocation” being only 4.2 parking stalls per 1,000 rentable square feet of premises covered by such new lease or amendment, on a nonexclusive basis without any reserved stalls.

3. Exclusive Use Provision. So long as, but only for so long as, at least 70,000 rentable square feet of the Premises covered by the Lease are being used primarily as offices for a healthcare staffing company by (a) Tenant, or (b) an assignee to which Tenant has assigned the Lease pursuant to an assignment that does not, under the Lease, require Landlord’s consent, no space in Millrock East may be leased for use as offices for a healthcare staffing company, other than space leased by Landlord to Tenant or such assignee. Within ten (10) days after Landlord’s request, Tenant shall provide to Landlord reasonable evidence of the facts set forth in the immediately preceding sentence.

4. No Assignment. This Agreement is personal to Tenant and may not be assigned, except to any affiliate of Tenant to which the Lease is assigned, any corporation or other business entity that acquires all or substantially all of the assets of Tenant or any entity resulting from a merger, non-bankruptcy reorganization or consolidation with Tenant, provided that Tenant gives Landlord prior or concurrent written notice of such assignment, together with a copy of the fully executed assignment instrument. As used in the immediately preceding sentence, “affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant, where “control” is the holding of fifty percent (50%) or more of the outstanding voting interests. Notwithstanding anything else to the contrary contained in this Agreement, any sale, assignment or other transfer of Tenant’s capital stock, whether through any public exchange, in a private sale, for estate planning purposes, by redemption or the issuance of additional stock of any class, or otherwise, shall not be deemed an assignment or sublease, in whole or in part, of this Agreement or any of Tenant’s rights or obligations under this Agreement for which Landlord’s consent shall be required.

5. Landlord’s Financing. This Agreement shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Agreement shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Agreement superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Agreement shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may reasonably be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a non-disturbance agreement. Tenant shall from time to time if so requested by Landlord and if doing so will not adversely affect Tenant’s interests under this Agreement, join with Landlord in amending this Agreement so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of Millrock East. Any sale, assignment or transfer of Landlord’s interest under this Agreement or in Millrock East, including any such disposition resulting from Landlord’s default under a debt obligation, shall be subject to this Agreement and Tenant shall attorn to Landlord’s successors and assigns and shall recognize such successors or assigns as Landlord under this Agreement, regardless of any rule of law to the contrary or absence of privity of contract, and such successors and assigns shall recognize this Agreement.

6. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord’s request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Agreement; (b) that this Agreement is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (c) that all conditions under this Agreement to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; and (d) such other information pertaining to this Agreement or the Lease as Landlord may reasonably request. Landlord’s mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

7. Financial Statements. Subject to the remaining provisions hereof, Tenant shall, within ten (10) days after Landlord’s written request, furnish to Landlord the most recently prepared consolidated audited annual financial statements and the most recently prepared unaudited consolidated quarterly financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct; provided, however, that (a) such quarterly statements may, in Tenant’s discretion, not have footnotes, so long as Tenant makes its representatives reasonably available to discuss any reasonable questions Landlord may raise regarding such statements, and (b) Landlord shall only use such financial statements for purposes of this Agreement and Tenant’s obligations hereunder and shall only share such statements with prospective purchasers or mortgagees of Millrock East; provided, however, in no event shall Landlord disclose, nor shall Tenant be required to furnish, such financial statements or any part thereof to any competitor or potential competitor of Tenant or any of its affiliates. Notwithstanding the foregoing, prior to any required delivery or disclosure of such financial statements to Landlord or such permitted prospective purchasers or mortgagees hereunder, Landlord and such permitted prospective purchasers and mortgagees (as the case may be) shall execute and deliver to Tenant at Tenant’s request a confidentiality agreement pertaining to such financial statements in a form reasonably acceptable to Tenant. Except in the event of Tenant’s default which shall not have been cured to Landlord’s reasonable satisfaction, any and all such financial statements shall be returned to Tenant or destroyed by Landlord, at Tenant’s option, upon termination or expiration of this Agreement.

8. General Provisions.

8.1. No Partnership. Landlord does not by this Agreement, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant’s business or otherwise.

8.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Agreement by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay.

8.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

If to Landlord:

Millrock Park East, LLC

P.O. Box 71405

Salt Lake City, Utah 84171

Attention: Steven Peterson

with a required copy to:

Victor A. Taylor, Esq.

Parr, Waddoups, Brown, Gee & Loveless

185 South State Street, Suite 1300

Salt Lake City, Utah 84111

If to Tenant:

CHG Health Care Services, Inc.

4021 South 700 East, Suite 300

Salt Lake City, Utah 84107

Attention: James Marshall

with a required copy to:

Guy P. Kroesche, Esq.

Stoel Rives LLP

201 South Main Street, Suite 1100

Salt Lake City, Utah 84111

Either Landlord or Tenant may change the address at which such party desires to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

8.4. Severability. If any provision of this Agreement or the application of any provision of this Agreement to any person or circumstance shall to any extent be invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

8.5. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Agreement apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations, limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

8.6. Successors. Except as otherwise provided in this Agreement, all provisions contained in this Agreement shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representative, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of Millrock East or this Agreement, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord’s obligations under this Agreement thereafter accruing and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord’s successor in interest.

8.7. Recourse by Tenant. Anything in this Agreement to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in Millrock East and the rents, issues and profits, the proceeds of any insurance carried by Landlord, and the awards of any condemnation proceedings, with respect to Millrock East, subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Agreement to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant’s remedies.

8.8. Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Agreement or to exercise any right or remedy consequent on a breach of this Agreement shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this

Agreement, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Agreement, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Agreement but each other covenant, duty and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

8.9. Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Agreement. The parties’ respective rights and obligations under this Agreement shall be enforceable by specific performance, injunction or any other equitable remedy.

8.10. Authorization. Each individual executing this Agreement does represent and warrant to each other so signing (and each other entity for which another person may be signing) that such individual has been duly authorized to deliver this Agreement in the capacity and for the entity set forth where such individual signs.

8.11. Attorneys’ Fees. If any action is brought because of any default under this Agreement or to enforce or interpret any of the provisions of this Agreement, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys’ fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered.

8.12. Various Obligations. Landlord shall deliver a copy of this Agreement to any purchaser of Millrock East or lender whose loan is secured by Millrock East. If Landlord sells Millrock East, this Agreement shall be assigned to, and assumed by, the purchaser. If at the time concerned, Tenant has not entered into a lease covering any space in Millrock East, then concurrently with the sale of Millrock East or the foreclosure of a deed of trust, mortgage or similar instrument encumbering Millrock East, a notice of this Agreement shall be recorded properly against Millrock East in the official records of the Salt Lake County Recorder.

8.13. Miscellaneous. The captions to the Paragraphs of this Agreement are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Agreement. Except as otherwise expressly provided in Paragraph 8.12 of this Agreement, Tenant shall not record this Agreement or a memorandum or notice of this Agreement. This Agreement and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. No amendment to this Agreement shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Agreement, all references to Paragraphs are to Paragraphs in this Agreement. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. Venue on any action arising out of this Agreement shall be proper only in the District Court of Salt Lake County, state of Utah. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS AGREEMENT. Time is of the essence of each provision of this Agreement.

LANDLORD AND TENANT have executed this Agreement on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

MILLROCK PARK EAST, LLC. by its Manager:

MILLROCK DEVELOPMENT, LLC.

By
Steven Peterson
Manager

Date	12-5-05

TENANT:

CHG HEALTHCARE SERVICES, INC.

By
Print or Type Name of Signatory:

Its	CFO

Date	12/5/05

EXHIBIT A

to

AGREEMENT OF

RIGHT OF FIRST OFFER

FORM OF LEASE

The form of lease referred to in the foregoing instrument is attached.

OFFICE LEASE

[Millrock Park Office Building]

THIS OFFICE LEASE (this “Lease”) is entered into as of the      day of                     , 20    , between MILLROCK PARK                     , LLC, a Utah limited liability company (“Landlord”), whose address is P.O. Box 71405, Salt Lake City, Utah 84171, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation (“Tenant”), whose address is 4021 South 700 East, Suite 300, Salt Lake City, Utah 84107.

FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

1.1. “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated1; provided, however, that if the Commencement Date occurs on a date other than the date set forth in Paragraph 1.32, the periods set forth below shall begin on such other date (as memorialized in the Commencement Date Certificate attached as Exhibit D) and shall shift accordingly:

Period(s)	Basic Monthly Rent	Annual Cost Per Rentable Square Foot
through, , inclusive	$ per month	$
through, , inclusive	$ per month	$
through, , inclusive	$ per month	$
through, , inclusive	$ per month	$
through, , inclusive	$ per month	$

The Expense Stop is included in the Basic Monthly Rent.

[1]	which shall be subject to change as set forth in Paragraph 1.9

[2]	in accordance with the provisions of Paragraph 1.3

1.2. “Building” means the building with the street address of                                          Millrock Drive, in Holladay, Utah.

1.3. “Commencement Date” means                     ; provided, however, that if Landlord’s construction obligations with respect to the Premises have not been fulfilled on or before such date, the “Commencement Date” shall be the date on which such obligations are fulfilled, subject only to the completion by Landlord of any “punch list” items that do not materially interfere with Tenant’s use and enjoyment of the Premises. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the date set forth in the first line of this definition, this Lease shall not be void or voidable, and Landlord shall not be liable to Tenant for any resultant loss or damage. [Modify this Paragraph as appropriate.]

1.4. “Expense Stop” means the “Operating Expenses” (as defined in Paragraph 5.1.2) allocable to the Premises that are actually incurred in3.

1.5. “Expiration Date” means the date that is ______________ after the Commencement Date, plus any partial calendar month occurring between the Commencement Date and the first day of the first full calendar month following the Commencement Date, if the Commencement Date does not occur on the first day of a calendar month.

1.6. “Improvements” means the Building and all other improvements related to the Building4.

1.7. “Occupants” means any assignee, subtenant, employee, agent, licensee or invitee of Tenant.

1.8. “Permitted Use” means general office purposes5 only, and no other purpose.

1.9. “Premises” means Suite                      on the                      floor, consisting of approximately                      rentable square feet, shown on the attached Exhibit B and located in the Building. The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land and other area beneath the floor of the Premises, the pipes, ducts, conduits, wires, fixtures and equipment above the suspended ceiling of the Premises and the structural elements that serve the Premises or comprise the Building. Landlord’s reservation includes the right to install, inspect, maintain, use, repair, alter and replace those areas and items and to enter

[3]	the first full twelve (12) calendar months commencing from or after [the first full calendar month from or after the Commencement Date of the Office Lease (the “Millrock North Lease”), entered into between Tenant, as tenant, and Millrock Park North, LLC, a Utah limited liability company, as landlord]

[4]	including, without limitation, the parking serving the Building and located on the Property

[5]	and uses customarily incidental to general office purposes

the Premises in order to do so6. For all purposes of this Lease, the calculation of “rentable square feet” contained within the Premises and the Building shall be subject to final measurement and verification by Landlord’s architect7 according to ANSI/BOMA Standard Z65.1-1996 (or any successor standard) and, in the event of a variation, Landlord and Tenant shall amend this Lease accordingly, amending each provision that is based on rentable square feet, including, without limitation, Basic Monthly Rent, Security Deposit, Tenant’s Percentage of Operating Expenses and tenant improvement allowance, if any8.

1.10. “Property” means the Improvements and the land owned by Landlord and serving the Improvements.

1.11. “Security Deposit” means $-0-.

1.12. “Tenant” means9 If more than one Tenant exists, any notice required or permitted by the terms of this Lease may be given by or to any one Tenant, and shall have the same force and effect as if given by or to all persons comprising Tenant.

1.13. “Tenant’s Parking Stall Allocation” ____________ means parking stalls per 1,000 rentable square feet of the Premises.

1.14. “Tenant’s Percentage of Operating Expenses” means _________________ percent, which is the result obtained by dividing the rentable square feet of the Premises by the rentable square feet of all premises within the Building10.

[6]	;provided, however, that except in the event of an emergency, any such entry into the Premises shall be after at least twenty-four (24) hours’ notice to Tenant, and shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises

[7]	and Tenant’s architect

[8]	; provided, that if Landlord’s architect and Tenant’s architect fail to agree on the amount of rentable square feet contained within the Premises and the Building within five (5) business days after such measurement and verification is completed by Landlord’s architect, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant

[9]	each person executing this Lease as a Tenant under this Lease, unless and until this Lease is assigned, in which case the assignee shall become the Tenant under this Lease, subject to the provisions of Paragraph 10. If more than one person is set forth on the signature line of this Lease or in any subsequent assignment instrument as Tenant, their liability under this Lease shall be joint and several.

[10]	, which shall be subject to change as set forth in Paragraph 1.9

1.15. “Term” means the period commencing at 12:01 a.m. of the Commencement Date and expiring at midnight of the Expiration Date11.

2. Agreement of Lease; Work of Improvement; Construction of Building.

2.1. Agreement of Lease. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Term, together with such rights of ingress and egress over and across the Property that are reasonably necessary for the use of the Premises,12 in accordance with the provisions set forth in this Lease.

2.2. Work of Improvement. The respective obligations (if any) of Landlord and Tenant to prepare the Premises for occupancy are described on the attached Exhibit C. Landlord and Tenant shall perform or have such work performed promptly, diligently and in a first-class and workmanlike manner. On occupancy of the Premises by Tenant, all of the obligations of Landlord set forth on the attached Exhibit C shall be deemed to be completed satisfactorily, except for any items set forth in a “punch list” prepared by Landlord and Tenant pursuant to a walk-through of the Premises within ten (10) days after the Commencement Date. Except as set forth on the attached Exhibit C, the Premises shall be delivered by Landlord and accepted by Tenant in their “as-is” condition, and Landlord shall not be obligated to make any improvements or repairs to the Premises.

2.3. Construction of Building. If the Building in which the Premises are to be located is not presently completed, Landlord shall construct and complete the Building and perform Landlord’s work as set forth on the attached Exhibit C as soon as reasonably possible.

3. Term; Commencement Date. Tenant’s obligation to pay rent under this Lease shall commence on the Commencement Date (unless otherwise set forth in Paragraph 1.1), and shall be for the Term. On Landlord’s13 request, Landlord and Tenant shall execute a written acknowledgement of the Commencement Date in the form of the attached Exhibit D, which acknowledgement shall be deemed to be a part of this Lease. If a dispute exists over when the Premises are ready for occupancy, the decision of Landlord’s architect shall be final14.

[11]	, as such period may be extended in accordance with the provisions of this Lease

[12]	together with the right to use all common areas on the Property,

[13]	or Tenant’s

[14]	, unless Tenant objects to the decision of Landlord’s architect by giving written notice to Landlord within five (5) business days after receipt of such decision, in which case the dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant

4. Basic Monthly Rent. Tenant covenants to pay to Landlord without abatement (except as expressly provided in this Lease), deduction, offset, prior notice or demand the Basic Monthly Rent in lawful money of the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date (unless otherwise set forth in Paragraph 1.1). If the first day on which Basic Monthly Rent is due under this Lease is not the first day of a calendar month, on or before such due date the Basic Monthly Rent shall be paid for the initial fractional calendar month prorated on a per diem basis and for the first full calendar month following such due date. If this Lease expires or terminates on a day other than the last day of a calendar month, the Basic Monthly Rent for such fractional month shall be prorated on a per diem basis. Notwithstanding the foregoing, concurrently with its execution of this Lease, Tenant shall pay to Landlord in advance the Basic Monthly Rent for the first full calendar month following the Commencement Date in which full Basic Monthly Rent is payable.

5. Operating Expenses.

5.1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

5.1.1. “Estimated Operating Expenses” means the projected amount of Operating Expenses for any given Operating Year as estimated by Landlord, in Landlord’s reasonable discretion.

5.1.2. “Operating Expenses” means all reasonable costs, expenses and fees incurred or payable by Landlord in connection with this Lease and the ownership, operation, management, maintenance and repair of the Property, determined in accordance with the reasonable accounting procedures and business practices customarily employed by Landlord, including, without limitation, the costs, expenses and fees of the following: real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to such taxes and assessments)15; rent and gross receipts taxes16; assessments for Millrock Park levied under a common maintenance regime; removal of snow, ice, trash and other refuse; landscaping, cleaning, janitorial, parking and security services; fire protection; utilities17; supplies and materials; insurance; licenses, permits and inspections; administrative services, including, without limitation, legal, consulting and accounting services; labor and personnel; reasonable reserves for Operating Expenses; rental or a reasonable allowance for depreciation of personal property; improvements to and maintenance and repair of the Building and all equipment used in the Building; management

[15]	, excluding any increase in real property taxes caused solely by the sale, refinance, transfer of ownership or any other “triggering” event during the Term where such increase is not based on (a) an increase in the assessed value of all or a portion of the Property, and/or (b) an increase in the mill levy being applied to the Property

[16]	, except to the extent imposed in lieu of income taxes

[17]	(excluding any utilities that are separately metered and paid in full by another tenant)

services; and that part of office rent or the rental value of space in the Building or another building used by Landlord to operate the Property. All Operating Expenses shall be computed on an annual basis. Tenant shall have sole responsibility for and shall pay when due all taxes, assessments, charges and fees levied by any governmental or quasi-governmental authority on Tenant’s use of the Premises or any leasehold improvements, personal property or fixtures kept or installed in the Premises by Tenant. Notwithstanding the foregoing, Operating Expenses shall not include depreciation of the Improvements or debt service related to the Property18.

[18]	or any of the following:

(a) costs associated with defending any lawsuits with any lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Property, costs of any disputes between Landlord and any employees, or outside fees paid in connection with disputes with other tenants;

(b) in-house legal and/or accounting fees and costs, except to the extent attributable to administering, determining and assessing the Operating Expenses,

(c) costs of any training or incentive programs;

(d) rental payments incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except for Included Capital Items (as defined below);

(e) Landlord’s professional dues or charitable contributions;

(f) costs of repair and restoration to the Property attributable to condemnation, fire or other casualty to the extent the damage concerned is covered, or would have been covered but for the failure to obtain the required insurance, by property insurance that Landlord is required to maintain under Paragraph 12;

(g) costs of repairs to the Premises necessitated by the breach under this Lease, willful misconduct or gross negligence of Landlord or its employees or agents;

(h) amounts in excess of the actual direct costs incurred by Landlord after reduction for all cash, trade and quantity discounts received by Landlord or its agents;

(i) costs of a capital nature (including amortization payments), including, without limitation, capital improvements, equipment, replacements, alterations and additions, except for equipment not affixed to the Improvements that is used in providing janitorial, maintenance, repair or similar services, capital improvements that are intended to reduce Operating Expenses or improve safety, and capital improvements made to keep the Property in compliance with governmental requirements applicable from time to time (collectively, “Included Capital Items”); provided, that the costs of any Included Capital Item shall be amortized by Landlord, together interest thereon at the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank reasonably designated by Landlord), plus two percent (2%), over the estimated useful life of such item and such amortized costs shall only be included in Operating Expenses for that portion of the useful life of the Included Capital Item that falls within the Term;

(j) attorneys’ fees, environmental investigations or reports, points, fees and other lender and closing costs incurred in connection with indebtedness secured by any deed of trust, mortgage or other debt instrument encumbering all or part of the Property or related to any unsecured debt;

(k) Landlord’s general corporate overhead and general and administrative expenses, including costs relating to accounting (except for those atributable to administering, determining and assessing the Operating Expenses), payroll, legal and computer services that are partially or totally rendered in locations outside the Building;

(l) salaries of officers, executives or other employees of Landlord or any affiliate of Landlord, other than any personnel engaged in the operation, management, maintenance and repair of the Property (but not leasing or marketing); provided, however, that if such personnel are also engaged in activities in addition to the operation, management, maintenance and repair of the Property, Landlord shall make an equitable allocation to Operating Expenses reflecting solely the operation, management, maintenance, and repair of the Property by such personnel;

(m) costs arising from the presence or removal of hazardous materials or contaminants located in the Building, including, without limitation, any such costs incurred pursuant to the requirements of any governmental laws, ordinances, regulations or orders relating to health, safety or environmental conditions, including but not limited to regulations concerning asbestos, soil and ground water conditions or contamination regarding hazardous materials or substances (but the foregoing shall not limit in any way the indemnification obligations of Tenant under Paragraph 11.1);

(n) costs arising from any type of insurance maintained by Landlord that is not typical and customary for a first-class office building in the Salt Lake metropolitan area; provided, however, that all costs arising from all insurance maintained by Landlord, whether or not typical and customary for a first-class office building in the Salt Lake metropolitan area, shall be included in Operating Expenses if such insurance is required by Landlord’s lender;

(o) acquisition costs for sculpture, paintings or other objects of art or any extraordinary costs for the insuring, repair or maintenance thereof;

(p) costs, including but not limited to attorneys’ fees, associated with the operation of the business of the entity that constitutes Landlord, as the same are distinguished from the costs of operation of the Building, including entity accounting and legal matters;

(q) costs incurred in removing and storing the property of former tenants or occupants of the Building;

(r) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties; provided, however, that reasonable operating reserves may be included in Operating Expenses as and to the extent attributable to the Term;

(s) costs of traffic studies, environmental impact reports, transportation system management plans and reports and traffic mitigation measures, as well as any fees, bond costs or assessments for mass transit improvements, including TRAX assessments, levied on the

5.1.3. “Operating Year” means each calendar year, all or a portion of which falls within the Term.

5.1.4. “Tenant’s Estimated Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Estimated Operating Expenses and then subtracting from the result the Expense Stop. Tenant’s Estimated Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Estimated Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.1.5. ‘Tenant’s Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Operating Expenses actually incurred in any given Operating Year and then subtracting from the result the Expense Stop. Tenant’s Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.2. Payment of Operating Expenses. In addition to the Basic Monthly Rent, Tenant covenants to pay to Landlord without abatement, deduction, offset, prior notice (except as provided in this Paragraph 5) or demand Tenant’s Share of Operating Expenses in lawful money of

Building by the Utah Transit Authority (or any other governmental entity having the authority to impose such fees, bond costs or assessments for mass transit improvements);

(t) expenses incurred in connection with the marketing, negotiation, execution or enforcement of Building leases or making tenant improvements;

(u) items for which Landlord is otherwise reimbursed;

(v) expenses resulting from the violation by Landlord of applicable law;

(w) penalties for late payment by Landlord;

(x) Landlord’s income or franchise taxes;

(y) any expense paid to a related person that is in excess of the amount that would be paid in the absence of such relationship; and

(z) costs incurred in connection with the initial development and improvement of the Property.

In addition, if the Premises are at least ninety percent (90%) vacant for more than ninety (90) days, the Operating Expenses that vary with occupancy and would otherwise be payable by Tenant under this Paragraph 5 shall be reduced equitably to reflect the reduction, if any, in variable expenses resulting from such vacancy the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date, in accordance with the provisions of this Paragraph 5. On or prior to the Commencement Date and prior to each Operating Year after the Commencement Date, if reasonably practicable, Landlord shall furnish Tenant with a written statement (the “Estimated Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Estimated Share of Operating Expenses. On or prior to the Commencement Date, and on the first day of each month following the Commencement Date, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant’s Estimated Share of Operating Expenses as specified in the Estimated Operating Expenses Statement for such Operating Year. If Landlord fails to give Tenant an Estimated Operating Expenses Statement prior to any Operating Year, Tenant shall continue to pay on the basis of the Estimated Operating Expenses Statement for the prior Operating Year until the Estimated Operating Expenses Statement for the current Operating Year is received. If at any time it appears to Landlord that the Operating Expenses will vary from Landlord’s original estimate, Landlord may deliver to Tenant a revised Estimated Operating Expenses Statement for such Operating Year, and subsequent payments by Tenant for such Operating Year shall be based on such revised Estimated Operating Expenses Statement. Within a reasonable time after the expiration of any Operating Year19, Landlord shall furnish Tenant with a written statement (the “Actual Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Share of Operating Expenses for such Operating Year and the amount by which Tenant’s Share of Operating Expenses exceeds or is less than the amounts paid by Tenant during such Operating Year. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year is less than Tenant’s Share of Operating Expenses for such Operating Year, Tenant shall pay to Landlord such deficit within thirty (30) days after delivery of the Actual Operating Expenses Statement. Such payments by Tenant shall be made notwithstanding that the Actual Operating Expenses Statement is furnished to Tenant after the expiration of the Term or sooner termination of this Lease. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year exceeds Tenant’s Share of Operating Expenses for such Operating Year, such excess shall, at 20 option, either be applied against any amount then payable or to become payable by Tenant under this Lease, or promptly refunded to Tenant. No failure by Landlord to require the payment of Tenant’s Share of Operating Expenses for any period shall constitute a waiver of Landlord’s right to collect Tenant’s Share of Operating Expenses for such period or for any subsequent period. If the Expense Stop exceeds Tenant’s Share of Operating Expenses for any full or partial Operating Year, Tenant shall not be entitled to any refund, credit or adjustment of Basic Monthly Rent. Notwithstanding the foregoing to the contrary, the Operating Expenses that vary with occupancy and are attributable to any part of the Term or the base calendar year used to calculate the Expense Stop in which less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants, will be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied.

[19]	(but Landlord shall exert its best commercially reasonable efforts to do so on or before April 1[s]t of the following Operating Year, but in no event later than May 1st of such Operating Year)

[20]	Tenant’s

5.3. Resolution of Disagreement. Every statement given to Tenant by Landlord under this Lease, including, without limitation, any statement given to Tenant pursuant to Paragraph 5.2, shall be conclusive and binding on Tenant unless within 21 days after the receipt of such statement Tenant notifies Landlord that Tenant disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect. Pending the determination of such dispute by agreement between Landlord and Tenant, Tenant shall, within thirty (30) days after receipt of such statement, pay the amounts set forth in such statement in accordance with such statement, and such payment shall be without prejudice to Tenant’s position. If such dispute exists and it is subsequently determined that Tenant has paid amounts in excess of those then due and payable under this Lease, Landlord, at 22 option, shall either apply such excess to an amount then payable or to become payable under this Lease or return such excess to Tenant,23 Landlord shall grant to an independent certified public accountant retained by Tenant reasonable access to Landlord’s books and records for the purpose of verifying Operating Expenses incurred by Landlord, at Tenant’s sole cost24.

[21]	forty-five (45)

[22]	Tenant’s

[23]	If such dispute is not resolved between Landlord and Tenant within sixty (60) days after Tenant notifies Landlord that Tenant disputes the correctness of such statement, at the request of either Landlord or Tenant, such dispute shall be resolved by an independent certified public accountant, whose decision shall be binding. Landlord and Tenant, acting reasonably and in good faith, shall mutually select, and equally share the cost of, such accountant, subject to the proviso in the immediately following sentence.

[24]	; provided, however, that if such verification reveals that Tenant’s Share of Operating Expenses set forth in any Actual Operating Expenses Statement exceeded by more than five percent (5%) the amount that actually was due, Landlord shall reimburse Tenant for the reasonable charges of such accountant. Tenant may not hire such accountant on a contingency basis

7. Use. Tenant shall not use or occupy or permit the Premises to be used or occupied for any purpose other than for the Permitted Use, and shall not do or permit anything to be done by Tenant’s Occupants which may (a) increase the existing rate or violate the provisions of any25 insurance carried with respect to the Property, (b) create a public or private nuisance, commit waste or interfere with, annoy or disturb any other tenant or occupant of the Building or Landlord in the operation of the Building, (c) overload the floors or otherwise damage the structure of the Building, (d) constitute an improper, immoral or26 purpose, (e) increase the cost of any utility service beyond the level permitted by Paragraph 8, (f) violate any present or future laws, ordinances, regulations or requirements or any covenants, conditions and restrictions existing with respect to the Property, (g) subject Landlord or any other tenant to any liability to any third party, or (h) lower the first-class character of the Building. Tenant shall, at Tenant’s sole cost,27 (v) use the Premises in a careful, safe and proper manner, (w) comply with all present and future laws, ordinances, regulations and requirements and any covenants, conditions and restrictions existing with respect to the Property, including, without limitation, those relating to hazardous substances, hazardous wastes, pollutants or contaminants and those relating to access by disabled persons, (x) comply with the requirements of any board of fire underwriters or other similar body relating to the Premises, (y) keep the Premises free of objectionable noises and odors, including, without limitation, cigar, pipe and similar smoke odors, and (z) not store, use or dispose of any hazardous substances, hazardous wastes, pollutants or contaminants on the Property28. Landlord may, in Landlord’s sole discretion, designate some or all of the Building (including the Premises) as a non-smoking area.

[25]	customary

[26]	illegal

[27]	and in connection with Tenant’s use and occupancy of the Premises,

[28]	; provided, that Tenant shall have no obligation with respect to any hazardous substances, hazardous wastes, pollutants or contaminants on the Property existing as of the Commencement Date and not stored, used or disposed of by Tenant, or with respect to any failure of the Improvements to comply as of the Commencement Date with any then-existing applicable laws, rules or regulations

8. Utilities and Services.

8.1. Landlord’s Obligations. Landlord shall cause to be furnished to the Premises electricity for normal lighting and office computers and equipment, heat and air-conditioning29, light janitorial services (emptying wastebaskets, dusting and vacuuming) and window washing,30 snow31 removal, landscaping, grounds keeping and elevator service. If Landlord provides electric current to the Premises in excess of normal office usage levels to enable Tenant to operate any data processing or other equipment requiring extra electric current, or if Landlord provides any other utility or service which is in excess of that typically required for routine office purposes, including additional cooling necessitated by Tenant’s equipment, Landlord shall reasonably determine or calculate the cost of such additional electric current, utility or service, and Tenant shall pay such cost on a monthly basis to Landlord. Landlord may cause an electric or water meter to be installed in the Premises in order to measure the amount of electricity or water consumed for any such use, and the cost of such meter shall be paid promptly by Tenant. Tenant, at Tenant’s sole cost, shall provide 32 service to the Premises. Tenant may be separately billed for and, if billed, shall pay the cost of, any 33, heating, ventilating and air-conditioning used during any period other than Monday through Friday from34

[29]	sufficient to cause the temperature of the Premises to be not higher than 74° Fahrenheit during the summer and not lower than 68° Fahrenheit during the winter, provided that Tenant uses and occupies the Premises in compliance with the following specifications:

•	Occupancy load: Average of one person per 150 square feet of usable office space;

•	Lighting load: Average of one high-efficiency lighting fixture (defined as a 2’ x 4’ 18 cell parabolic fixture with electronic ballast and three T8 high-efficiency, fluorescent lamps) per 75 square feet of usable office space; and

•	Office equipment load: Average of one personal computer (CPU and monitor) per 150 square feet of usable office space,

water and sewer service

[30]	trash removal,

[31]	and ice

[32]	telecommunication

[33]	lighting

[34]	6:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 12:00 noon; provided, however, that during the initial year period constituting the Term under this Lease, such cost for lighting shall be $10.00 per hour per floor and such cost for heating, ventilating and air-conditioning shall be $25.00 per hour per floor, with the cost for such lighting, heating, ventilating and air-conditioning after such initial year period being whatever Landlord customarily charges its tenants in the Building from time to time for such services. Landlord shall make at least two (2) communication vendors available to

8.2. Landlord’s Liability. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease, to effectuate any abatement or reduction of rent or to collect any damages by reason of Landlord’s failure to provide or furnish any of the utilities or services set forth in Paragraph 8.1 if such failure was occasioned by any strike or labor controversy, any act or default of Tenant, the inability of Landlord to obtain services from the company supplying the same or any other cause beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Property35. In no event shall Landlord be liable for loss or injury to persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord,36

9. Maintenance and Repairs; Alterations; Access to Premises.

9.1. Maintenance and Repairs. Landlord shall maintain in good order, condition and repair and in a clean and sanitary condition37 the Property, excepting the Premises and portions

Tenant for telephone and data service with copper and/or fiber optics. Service redundancy shall also be available to Tenant at Tenant’s sole cost and expense. On or before the date on which Tenant takes occupancy of any other building in Millrock Park, the Building will have conduit installed to allow for interconnectivity of the Building with such other building.

[35]	, and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes (as defined below); provided, however, that if such failure or inability continues for any reason whatever (other than Tenant’s acts or omissions), and Tenant is unable to occupy and use the Premise for the Permitted Use, for more than one hundred eighty (180) consecutive days, Tenant shall have the right to terminate this Lease on written notice given by Tenant to Landlord within fifteen (15) days after the expiration of such one hundred eighty (180) day period

[36]	and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes. Notwithstanding the foregoing to the contrary, Landlord shall exercise its best commercially reasonable efforts to restore any such discontinued utilities and services as soon as reasonably possible, and except in cases covered by Paragraphs 13 or 14, if, but only if, (a) Landlord fails to furnish to the Premises electricity, heat, air-conditioning or elevator service in accordance with Paragraph 8.1, (b) as a result of such failure, Tenant is unable to occupy and use the Premises for the Permitted Use for a period of five (5) or more consecutive business days, and (c) such failure is not caused by any act or omission of Tenant or Tenant’s Occupants, the Basic Monthly Rent and Tenant’s Share of Operating Expenses shall be abated commencing as of the fifth (5th) such consecutive business day and such abatement shall continue until the date on which the electricity, heat, air-conditioning or elevator service concerned is again furnished by Landlord in accordance with Paragraph 8.1, on which date such abatement shall cease and payment of Basic Monthly Rent and Tenant’s Share of Operating Expenses shall resume in accordance with this Lease. Notwithstanding the cessation of such abatement, if Tenant previously has vacated the Premises as a result of such failure, Tenant shall not be required to re-occupy the Premises, but no such vacation shall in any way affect any obligation of Tenant under this Lease.

[37]	and in compliance with all applicable laws, ordinances, regulations and requirements of the Building leased by persons not affiliated with landlord38. Tenant, at Tenant’s sole cost, shall maintain the Premises and every part of the Premises (including, without limitation, all floors, walls and ceilings and their coverings, doors and locks, and Tenant’s furnishings, trade fixtures, signage, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises) in good order, condition and repair and in a clean and sanitary condition. The presence of mold may have adverse health effects for Tenant and Tenant’s Occupants and may impact building materials. To reduce the likelihood and impact of mold growth within the Premises and the Building, Tenant shall notify Landlord or its designated property manager immediately in the event of any observed water intrusion/loss (e.g., plumbing leaks, roof leaks, large volume liquid spills, etc.) either within the Premises or within the interior or exterior common areas of the Building39.

9.2. Alterations. Tenant shall not make any change, addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment, or the addition of any pipe, line, wire, conduit or related facility for water, electricity, natural gas, telephone, sewer or other utility), unless such change, addition or improvement (a) equals or exceeds the then-current standard for the Building and utilizes only new and first-grade materials, (b) is in conformity with all applicable laws, ordinances, regulations and requirements, and is made after obtaining any required permits and licenses, (c) is made with the prior written consent of Landlord, (d) is made pursuant to plans and specifications approved in writing in advance by Landlord, (e) is made after Tenant has provided to Landlord such indemnification or bonds, including, without limitation, a performance and completion bond, in such form and amount as may be satisfactory to Landlord, to protect against claims and liens for labor performed and materials furnished, and to insure the completion of any change, addition or improvement, (f) is carried out by persons approved in writing by Landlord, who, if required by Landlord, deliver to Landlord before commencement of their work proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured, and (g) is done only at such time and in such manner as Landlord may reasonably specify40, Any such change, addition or improvement

[38]	; provided, that, subject to reimbursement of Landlord to the extent provided by Paragraph 5, and excluding damage caused by Tenant or Tenant’s Occupants, Landlord shall be solely responsible for maintenance and repair of the footings, foundations, floor slabs, exterior walls, roof and exterior windows of the Building, the electrical, plumbing, fire and life safety, heating, ventilating and air-conditioning systems serving the Building and the Premises (excepting any installed by Tenant) and the restrooms, lobbies and other common areas of the Building

[39]	; provided, that the failure of Tenant to make such immediate notification shall not make Tenant liable for any damage resulting from such water intrusion/loss, unless Tenant would otherwise be liable for such damage under the other provisions of this Lease

[40]	; provided, however, that the foregoing items (c) through (g), inclusive shall not apply to the installation or movement within the Premises, by or at the direction of Tenant, of Tenant’s modular furniture, computers, equipment, wires, lines, cabling or similar connections, trade fixtures, partitions or other personal property located or to be located within the Premises that do not (x) require modification to the Building, (y) affect the structure of the Building, or (z) require the addition of, or connection to, any pipe, line, wire, conduit or related facility for water, electricity, natural gas, sewer or other utility shall immediately become the property of Landlord. Tenant shall promptly pay the entire cost of any such change, addition or improvement. Tenant shall indemnify, defend and hold harmless Landlord from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys’ fees, which may arise out of, or be connected in any way with, any such change, addition or improvement41. Within ten (10) days following the imposition of any lien resulting from any such change, addition or improvement, Tenant shall cause such lien to be released of record by payment of money or posting of a proper bond.

9.3. Access to Premises. Landlord and Landlord’s agents, employees and contractors may enter the Premises at reasonable times (including during normal business hours) on 42 notice to Tenant for the purpose of cleaning, inspecting, altering, improving and repairing the Premises or other parts of the Building and ascertaining compliance with the provisions of this Lease by Tenant43. Landlord shall have free access to the Premises in an emergency. Landlord may also show the Premises to prospective purchasers, tenants44 or mortgagees at reasonable times. Tenant waives any claim for any damage, injury or inconvenience to, or interference with, Tenant’s business, occupancy or quiet enjoyment of the Premises and other loss occasioned by such entry, unless caused by Landlord’s willful misconduct or gross negligence. Landlord shall at all times have a key with which to unlock all of the doors in the Premises (excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance).

10. Assignment.

10.1. Prohibition. 45Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, encumber, pledge or hypothecate this Lease or Tenant’s interest in this Lease, in whole or in part, permit the use of the Premises or any part of the Premises by any persons other than Tenant or Tenant’s employees, or sublease the Premises or any part of the Premises, without the prior written consent of Landlord. Consent to any assignment or subleasing shall not operate as a waiver of the necessity for consent to any

[41]	, excepting only claims caused by the Indemnified Causes

[42]	at least twenty-four (24) hours’

[43]	; provided, however, that except in the event of an emergency, any such entry into the Premises shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises

[44]	(but only during the last twelve (12) months of the Term)

[45]	Except as otherwise expressly permitted by this Lease,

subsequent assignment or subleasing and the terms of such consent shall be binding on any person holding by, through or under Tenant. At Landlord’s option, any assignment or sublease without Landlord’s prior written consent46 shall be void ab initio (from the beginning).47

[46]	, when such consent is required,

[47]	Provided that this Lease is in full force and effect, Tenant is not in default under this Lease and no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, when such consent is required, Landlord shall not unreasonably withhold, condition or delay its consent to an assignment of this Lease or a subleasing of all or a portion of the Premises for all or a portion of the Term, provided that:

(a) Tenant provides to Landlord (i) the name and address of the proposed assignee or subtenant, (ii) the terms and conditions of the proposed assignment or sublease, (iii) any information reasonably required by Landlord with respect to the nature and character of the proposed assignee or subtenant and its business, activities and intended use of the Premises, (iv) any references and current financial information reasonably required by Landlord with respect to the net worth, credit and financial responsibility of the proposed assignee or subtenant, and (v) an executed counterpart of the assignment or sublease agreement that complies with Paragraph 10.3;

(b) the nature, character and reputation of the proposed assignee or subtenant and its business, activities and intended use of the Premises are suitable to and in keeping with the standards of Millrock Park, and in compliance with this Lease and all applicable laws, ordinances, rules and regulations;

(c) the proposed assignee or subtenant is a reputable party whose net worth, credit and financial responsibility are, considering the responsibilities involved, reasonably satisfactory to Landlord; and

(d) the proposed assignee or subtenant is not then an occupant of any part of the Building or of any other building within Millrock Park or a party who actively dealt with Landlord or any employee, agent or representative of Landlord (directly or through a broker) with respect to space in the Building or of any other building within Millrock Park during the six (6) months immediately preceding Tenant’s request for Landlord’s consent (with “actively dealt with” meaning, at least, written correspondence and negotiation for the lease of space within Millrock Park, but excluding, without more, the inquiry and delivery of leasing or property information relating to Millrock Park); provided, however, that Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subleasing of the Premises to a proposed assignee or subtenant under the foregoing portion of this subparagraph (d) if neither Landlord nor any affiliate of Landlord is able and willing to accommodate the space needs of such assignee or subtenant within Millrock Park and Tenant is able to do so by such assignment or sublease.

If Tenant believes that Landlord has unreasonably withheld, conditioned or delayed its consent, Tenant’s sole remedy shall be to seek a declaratory judgment that Landlord has unreasonably withheld, conditioned or delayed its consent or an order of specific performance or mandatory injunction of Landlord’s agreement to give its consent. In no event shall Tenant have any right to damages.

Notwithstanding anything else to the contrary contained in this Paragraph 10, Tenant may, without the consent of Landlord, assign this Lease or sublease all or a portion of the Premises to any

10.3. Landlord’s Rights. If this Lease is assigned or if all or any portion of the Premises is subleased or occupied by any person other than Tenant without obtaining Landlord’s consent48, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges payable under this Lease, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment or subleasing, nor shall such collection constitute the recognition of such assignee or subtenant as Tenant under this Lease or a release of Tenant from the further performance of all of the covenants and obligations of Tenant contained in this Lease. No consent by Landlord to any assignment or subleasing by Tenant shall relieve Tenant of any obligation to be paid or performed by Tenant affiliate of Tenant, any corporation or other business entity that acquires all or substantially all of the assets of Tenant or any entity resulting from a merger, non-bankruptcy reorganization or consolidation with Tenant, provided that Tenant gives Landlord prior or concurrent written notice of such assignment or sublease and otherwise complies with Paragraph 10.3. As used in the immediately preceding sentence, “affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant, where “control” is the holding of fifty percent (50%) or more of the outstanding voting interests.

Notwithstanding anything else to the contrary contained in this Lease, any sale, assignment or other transfer of Tenant’s capital stock, whether through any public exchange, in a private sale, for estate planning purposes, by redemption or the issuance of additional stock of any class, or otherwise, shall not be deemed an assignment or sublease, in whole or in part, of this Lease or any of Tenant’s rights or obligations hereunder for which Landlord’s consent shall be required.

[48]	when such consent is required

under this Lease, whether occurring before or after such consent, assignment or subleasing, but rather Tenant and Tenant’s assignee or subtenant, as the case may be, shall be jointly and severally primarily liable for such payment and performance. Tenant shall reimburse Landlord for Landlord’s attorneys’ and other fees and costs incurred in connection with both determining whether to give consent and giving consent49. No assignment or subleasing under this Lease shall be effective unless and until Tenant provides to Landlord an executed counterpart of the assignment or sublease agreement, which shall specifically state that (a) such agreement is subject to all of the provisions of this Lease, (b) in the case of an assignment, the assignee assumes and agrees to perform all of Tenant’s obligations under this Lease, (c) the assignee or subtenant, as the case may be, may not further assign such agreement, or allow the Premises to be used by others, without the prior written consent of Landlord in each instance50, (d) a consent by Landlord to such assignment or subleasing51 shall not be deemed or construed to modify, amend or affect the provisions of this Lease or Tenant’s obligations under this Lease, which shall continue to apply to the Premises and the occupants of the Premises as if the assignment or sublease had not been made, (e) if Tenant defaults in the payment of any amounts due under this Lease, Landlord is authorized to collect any rents or other amounts due from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the sums payable under this Lease, and (f) the receipt by Landlord of any amounts from an assignee, subtenant or other occupant of any part of the Premises shall not be deemed or construed as releasing Tenant from Tenant’s obligations under this Lease or the acceptance of that party as a direct tenant,52

11. Indemnity; Waiver and Release.

11.1. Indemnity. Tenant shall indemnify, defend and hold harmless Landlord and Landlord’s employees and agents from and against all demands, claims, causes of action, judgments, losses, damages53, liabilities, fines, penalties, costs and expenses, including attorneys’ fees, arising from the occupancy or use of the Property by Tenant or Tenant’s Occupants, any hazardous substances, hazardous wastes, pollutants or contaminants deposited, released or stored by Tenant or Tenant’s Occupants on the Property, the conduct of Tenant’s business on the

[49]	when such consent is required

[50]	when such consent is required

[51]	, when such consent is required,

[52]	Tenant shall cause any such assignee or subtenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in Paragraph 12 and to obtain the waiver of subrogation rights endorsements described in that Paragraph.

[53]	(excluding consequential, indirect, special, exemplary, punitive or other similar damages awarded to Landlord or Landlord’s employees or agents)

Property, any act or omission done, permitted or suffered by Tenant or any of Tenant’s Occupants, any default or nonperformance by Tenant under this Lease, any injury or damage to the person, property or business of Tenant or Tenant’s Occupants or any litigation commenced by or against Tenant to which Landlord is made a party without willful misconduct or gross negligence on the part of Landlord. If any action or proceeding is brought against Landlord or Landlord’s employees or agents by reason of any of the matters set forth in the preceding sentence, Tenant, on notice from Landlord, shall defend Landlord at Tenant’s expense with counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 11.1 shall survive the expiration of the Term or sooner termination of this Lease.

11.2. Waiver and Release. Landlord and Landlord’s employees and agents shall not be liable for any loss, injury, death or damage to persons, property or Tenant’s business resulting from any theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling object, steam, water, rain, snow, ice, wind and other weather-related occurrences, breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixture, construction, repair or alteration of the Premises54 or other cause beyond Landlord’s reasonable control.55

12. Insurance. On or before the date of this Lease, Tenant shall, at Tenant’s sole cost, procure and continue in force the following insurance coverage: (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, including, without limitation, contractual liability coverage for the

[54]	, unless caused by Landlord’s willful misconduct or gross negligence,

55

11.3. Landlord’s Limited Indemnity. Landlord shall indemnify, defend and hold harmless Tenant and Tenant’s employees and agents (but no other person) from and against all demands, claims, causes of action, judgments, losses, damages (but not consequential, indirect, special, exemplary, punitive or similar damages awarded to Tenant or Tenant’s employees or agents), liabilities, fines, penalties, costs and expenses, including attorneys’ fees, suffered by Tenant or Tenant’s employees or agents (but no other person) that are solely and directly caused by either of the following, but no other cause (collectively, the “Indemnified Causes”):

(a) the failure of Landlord or the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing to cure any default of Landlord or its employees or agents under this Lease even though all of the required notices have been given and all of the time periods for cure have expired under Paragraph 16.4; or

(b) Landlord’s willful misconduct or gross negligence.

The provisions of this Paragraph 11.3 shall survive the expiration of the Term or sooner termination of this Lease.

performance by Tenant of the indemnity agreement set forth in Paragraph 11.1; (b) property insurance with special causes of loss including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement cost (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises; and (c) workers’ compensation insurance satisfying Tenant’s obligations under the workers’ compensation laws of the state of Utah. Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord and any other person specified from time to time by Landlord as an additional insured, such property insurance shall name Landlord as a loss payee as Landlord’s interests may appear, and both such liability and property insurance shall be with companies56. Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days’ prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry, and shall only be subject to such deductibles as57. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Building and against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of each other or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, but only to the extent that such loss or damage is actually covered. Landlord and Tenant shall cause their respective insurance carriers to issue appropriate waivers of subrogation rights endorsements to all policies of insurance carried in connection with the Premises or the contents of the Premises. Any mortgage lender holding an interest in any part of the Property may, at Landlord’s option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee’s endorsement to the policy concerned.58

[56]	authorized to do business in Utah

[57]	Tenant may select

[58]	Notwithstanding the foregoing, provided that Tenant gives Landlord prior written notice. Tenant may self-insure as to any or all of the risks for which insurance is required to be carried by Tenant pursuant to the foregoing portion of this Paragraph through a commercially reasonable program of self-insurance, but only for so long as Tenant maintains a minimum net worth of at least $25,000,000. Landlord shall, as part of the Operating Expenses, procure and continue in force (x) property insurance covering the Building with a replacement cost endorsement, subject to such commercially reasonable deductibles as Landlord may

13. Damage or Destruction. If the Premises are partially damaged or destroyed by any casualty insured against under any insurance policy maintained by Landlord, Landlord shall, on receipt of the insurance proceeds, repair the Premises to substantially the condition in which the Premises were immediately prior to such damage or destruction. Landlord’s obligation under the preceding sentence shall not exceed the lesser of the cost of the standard improvements installed by Landlord in the Premises, or the proceeds received by Landlord from any insurance policy maintained by Landlord. Until such repair is complete, the Basic Monthly Rent59 shall be abated proportionately commencing on the date of such damage or destruction as to that portion of the Premises rendered untenantable, if any. If (a) by reason of such occurrence the Premises are rendered wholly untenantable, (b) the Premises are damaged as a result of a risk not covered by insurance, (c) the Premises are damaged in whole or in part during the last twelve (12) months of the Term, (d) the Premises or the Building (whether or not the Premises are damaged) is damaged to the extent of twenty-five percent (25%) or more of the then-replacement value of either or to the extent that it would take, in Landlord’s opinion, in excess of ninety (90) days to complete the requisite repairs, or (e) insurance proceeds adequate to repair the Property are not available to Landlord for any reason, Landlord may either elect to repair the damage or cancel this Lease by notice of cancellation within thirty (30) days after such event, and60 such notice Tenant shall vacate and surrender the Premises to Landlord. If Landlord elects to repair any such damage, any abatement of Basic Monthly Rent shall end on notice given by Landlord to Tenant that the Premises have been repaired. If the damage is caused by the negligence of Tenant or Tenant’s Occupants, Basic Monthly Rent shall not abate. Except for abatement of Basic Monthly Rent61, if any, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration, nor may Tenant terminate this Lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises or the Building. The proceeds of all insurance carried by Tenant on Tenant’s furnishings, trade fixtures, leasehold improvements, equipment and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage to, or to make any restoration or replacement of, any furnishings, trade fixtures, leasehold improvements, equipment and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant62. Unless this select, together with rental interruption insurance in a commercially reasonable amount, (y) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, and (z) any insurance required by law for the protection of employees of Landlord working on or around the Property (including, without limitation, worker’s compensation insurance) with no less than the limits required by law. All such insurance shall be provided by financially capable, licensed, third-party insurers.

[59]	and Tenant’s Share of Operating Expenses

[60]	within thirty (30) days after receipt of

[61]	and Tenant’s Share of Operating Expenses

[62]	, unless such damage is caused by the willful misconduct or gross negligence of Landlord or Landlord’s employees or agents (but subject to the waiver of subrogation provisions set forth in Paragraph 12)

Lease is terminated by Landlord pursuant to this Paragraph, Tenant shall be required to restore or replace such furnishings, trade fixtures, leasehold improvements, equipment and other personal property on damage or destruction in at least a condition equal to that existing prior to such event.

14. Condemnation. As used in this Paragraph, the term “Condemnation Proceedings” means any actions or proceedings in which any interest in the Property is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or other means in lieu of such exercise. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date of the taking. The phrase “as of the date of the taking” means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession. If part, but not all, of the Premises is taken, either Landlord or Tenant may terminate this Lease. Landlord may terminate this Lease if any portion of the Property (whether or not including the Premises) is taken which, in Landlord’s reasonable judgment, substantially interferes with Landlord’s ability to operate or use the Property for the purposes for which the Property was intended. Any such termination must be accomplished through written notice given no later than thirty (30) days after, and shall be effective as of, the date of such taking. In all other cases, or if neither Landlord nor Tenant exercises its right to terminate, this Lease shall remain in effect. If a portion of the Premises is taken and this Lease is not terminated, the Basic Monthly Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises immediately prior to the taking. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord, provided that Tenant shall be entitled to any award for the loss of, or damage to, Tenant’s trade fixtures or loss of business and moving expenses, if a separate award is actually made to Tenant and if the same will not reduce Landlord’s award. Tenant shall have no claim against Landlord for the occurrence of any Condemnation Proceedings, or for the termination of this Lease or a reduction in the Premises as a result of any Condemnation Proceedings.

15. Landlord’s Financing. This Lease shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Lease shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Lease superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may63 be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a

[63]	reasonably

non-disturbance agreement.64 Tenant shall from time to time if so requested by Landlord and if doing so will not adversely affect Tenant’s interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Property. Any sale, assignment or transfer of Landlord’s interest under this Lease or in the Premises, including any such disposition resulting from Landlord’s default under a debt obligation, shall be subject to this Lease and Tenant shall attorn to Landlord’s successors and assigns and shall recognize such successors or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract65.

16. Default.

16.1. Default by Tenant. The occurrence of any of the following events shall constitute a default by Tenant under this Lease: (a) Tenant fails to pay in a timely manner any installment of Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within three (3) business days after written notice is given to Tenant that the same is past due; (b) Tenant fails to observe or perform in a timely manner any other term, covenant or condition to be observed or performed by Tenant under this Lease within66 business days after written notice is given to Tenant of such failure; provided, however, that if more than67 business days is reasonably required to cure such failure, Tenant shall not be in default if Tenant commences such cure within such68 day period and diligently prosecutes such cure to completion; (c) Tenant or any guarantor of this Lease dies (if an individual), files a petition in bankruptcy, becomes insolvent, has taken against such party in any court, pursuant to state or federal statute, a petition in bankruptcy or insolvency or for reorganization or appointment of a receiver or trustee, petitions for or enters into an arrangement for the benefit of creditors or suffers this Lease to become subject to a writ of execution69; (d) Tenant abandons the Premises; or (e) any guarantor of this Lease attempts to rescind or terminate its guaranty.70

[64]	In addition, so long as Tenant occupies at least 15,000 rentable square feet in the Building, Landlord shall exercise its best, commercially reasonable efforts to cause each lender making a mortgage loan encumbering the Building to enter into a subordination, non-disturbance and attornment agreement.

[65]	, and such successors and assigns shall recognize this Lease and not disturb Tenant’s use and occupancy of the Premises so long as Tenant is not in default under this Lease

[66]	ten (10)

[67]	ten (10)

[68]	ten (10)

[69]	, which petition or writ is not dismissed or set aside within ninety (90) days thereafter

[70]	For purposes of this Lease, Tenant shall be presumed or deemed to have abandoned the Premises in either of the following situations:

16.2. Remedies. On any default by Tenant under this Lease, Landlord may at any time, without waiving or limiting any other right or remedy available to Landlord, (a) perform in Tenant’s stead any obligation that Tenant has failed to perform, and Landlord shall be reimbursed promptly for any cost incurred by Landlord with interest from the date of such expenditure until paid in full at the greater of the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank designated by Landlord), plus four percent (4%), or eighteen percent (18%) per annum (the “Interest Rate”), (b) terminate Tenant’s rights under this Lease by written notice, (c) reenter and take possession of the Premises by any lawful means (with or without terminating this Lease), or (d) pursue any other remedy allowed by law. Tenant shall pay to Landlord the cost of recovering possession of the Premises, all costs of reletting, including reasonable renovation, remodeling and alteration of the Premises, the amount of any commissions paid by Landlord in connection with such reletting, and all other costs and damages arising out of Tenant’s default, including attorneys’ fees and costs. Notwithstanding any termination or reentry, the liability of Tenant for the rent payable under this Lease shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord on demand for any deficiency, whether arising from (v) reletting the Premises at a lesser rent than applies under this Lease, (w) reletting the Premises for a term shorter than the remaining Term, (x) reletting less than all of the Premises, (y) any default in the payment of rent by any person to whom Landlord relets the Premises, or (z) any other cause whatsoever. No reentry to or taking possession of the Premises or other action by Landlord or its agents on or following the occurrence of any default by Tenant shall be construed as an election by Landlord to terminate this Lease or as an acceptance of any surrender of the Premises, unless Landlord provides Tenant written notice of such termination or acceptance.

16.3. Past Due Amounts. If Tenant fails to pay when due any amount required to be paid by Tenant under this Lease, such unpaid amount shall bear interest at the Interest Rate from the due date of such amount to the date of payment in full, with interest. In addition, Landlord may also charge a sum of five percent (5%) of such unpaid amount as a service fee71. This late payment charge is intended to compensate Landlord for Landlord’s additional administrative costs resulting from Tenant’s failure to perform in a timely manner Tenant’s obligations under this Lease, and has been agreed on by Landlord and Tenant after negotiation as a reasonable estimate of the additional

(y) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within fifteen (15) days after the due date and there is no reasonable evidence other than the presence of Tenant’s personal property that Tenant is occupying the Premises; or

(z) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease when due, Tenant’s personal property has been removed from the Premises and there is no reasonable evidence that Tenant is occupying the Premises.

[71]	if such amount is not paid within three (3) business days after the date when due. Notwithstanding the foregoing, such late payment charge shall not apply if such failure to pay is cured within three (3) business days after Landlord gives Tenant written or verbal notice of such failure; provided, that Landlord shall not be obligated to give such notice more than once in any calendar year.

administrative costs which will be incurred by Landlord as a result of such failure. The actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge shall constitute liquidated damages and shall be paid to Landlord together with such unpaid amount. The payment of this late payment charge shall not constitute a waiver by Landlord of any default by Tenant under this Lease. All amounts due under this Lease are and shall be deemed to be rent or additional rent, and shall be paid without abatement, deduction, offset, prior notice or demand (unless expressly provided by the terms of this Lease). Landlord shall have the same remedies for a default in the payment of any amount due under this Lease as Landlord has for a default in the payment of Basic Monthly Rent.

16.4. Default by Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord under this Lease within thirty (30) days after written notice by Tenant to Landlord and the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing, specifying the respects in which Landlord has failed to perform such obligation, and such holder fails to perform such obligation within a second thirty (30) day period commencing on the expiration of such first thirty (30) day period. If the nature of such obligation is such that more than thirty (30) days are reasonably required for performance or cure, Landlord shall not be in default if Landlord or such holder commences performance within their respective thirty (30) day periods and after such commencement diligently prosecutes the same to completion. In no event may Tenant terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default72.

17. Expiration or Termination.

17.1. Surrender of Premises. On the expiration of the Term or sooner termination of this Lease, Tenant shall, at Tenant’s sole cost, (a) promptly and peaceably surrender the Premises to Landlord “broom clean,” in good order and condition, (b) repair any damage to the Property caused by or in connection with the removal of any property from the Premises by or at the direction of Tenant, (c) repair, patch and paint in a good and workmanlike manner all holes and other marks in the floors, walls and ceilings of the Premises to Landlord’s reasonable satisfaction, and (d) deliver all keys and access cards to the Premises to Landlord, Before surrendering the

[72]	,unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding. If after all of the required notices have been given and all of the time periods for cure have expired under the foregoing portion of this Paragraph, neither Landlord nor such holder has performed such obligation, then Tenant may, after at least five (5) business days’ prior written notice to Landlord, in compliance with the provisions of Paragraphs 9.2(a), (b) and (f) (excluding any required Landlord approval) and subject to all other applicable provisions of this Lease (other than Paragraphs 9.2(c), (d), (e) and (g)), perform such obligation in a first-class and workmanlike manner. Nevertheless, even in such event, Tenant still may not terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default, unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding

Premises, Tenant shall, at Tenant’s sole cost, remove Tenant’s personal property73 and trade fixtures (including signage) only, and all other property shall, unless otherwise directed by Landlord, remain in the Premises as the property of Landlord without compensation; however, Tenant shall not remove any personal property or trade fixtures from the Premises without Landlord’s prior written consent if such removal will impair the structure of the Building or Tenant is in default under this Lease. If Tenant is in default under this Lease, Landlord shall have a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et seq., of the Utah Code Ann. (or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant including, without limitation, any computer lines, wiring, cabling and facilities and other similar improvements, and to restore the Premises to their condition as of the Commencement Date74. All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises75 or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. No surrender of the Premises shall be effected by Landlord’s acceptance of the keys or of the rent or by any other means without Landlord’s written acknowledgement of such acceptance as a surrender. Tenant shall not be released from Tenant’s obligations under this Lease in connection with surrender of the Premises76 until Landlord has inspected the Premises and delivered to Tenant a written release77.

[73]	(including furniture, equipment and appliances owned by Tenant, but excluding any items paid for by Landlord directly or through any tenant improvement allowance)

[74]	; provided, however, that notwithstanding the foregoing to the contrary, Tenant shall have no obligation to remove the improvements made by Landlord pursuant to the attached Exhibit C, and except as otherwise expressly required by this Lease (for example purposes only, in Paragraph 19.2 regarding signage). Tenant shall have no obligation to remove any other improvements made by Tenant with Landlord’s prior written consent unless Landlord’s consent to make such alterations was expressly conditioned on Tenant’s removing such alterations at the expiration of the Term or sooner termination of this Lease, except that, in all events, unless Landlord otherwise consents in writing. Tenant must remove all computer lines, wiring and cabling associated with Tenant’s personal property that are located above the ceiling tile in the Premises. If Landlord determines that such computer lines, wiring and cabling can be reused by the next subsequent tenant of the Premises, Landlord shall notify Tenant of such determination within fifteen (15) business days following receipt of written request from Tenant, which request may be made by Tenant at any time during the final ninety (90) days of the Term, and Tenant shall not be required to remove such computer lines, wiring and cabling. If Landlord fails to respond to Tenant within such fifteen (15) day period. Landlord shall be deemed to have withheld its consent to such computer lines, wiring and cabling remaining in the Premises, and Tenant shall remove such computer lines, wiring and cabling at the expiration of the Term or sooner termination of this Lease

[75]	(as such abandonment is described in Paragraph 16.1)

[76]	at the expiration of the Term or sooner termination of this Lease

17.2. Holding Over. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, resulting from delay by Tenant in surrendering the Premises in accordance with the provisions of this Lease. If Tenant remains in possession of the Premises after the expiration of the Term or sooner termination of this Lease with the prior written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental (and not as a penalty) in the amount of78 plus all other charges payable under this Lease, and on all of the terms of this Lease applicable to a month-to-month tenancy.

17.3. Survival. The provisions of this Paragraph 17 shall survive the expiration of the Term or sooner termination of this Lease.

18. Estoppel Certificate; Financial Statements.

18.1. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord’s request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date and Expiration Date; (c) that this lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Landlord or, in the alternative, those claimed by Tenant to exist; (f) the amount of advance rent, if any (or none if such is the case), paid by Tenant; (g) the date to which rent has been paid; (h) the amount of the Security Deposit; and (i) such other information79 as Landlord may80 request. Landlord’s mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

[77]	; provided, that the failure of Landlord to object to such surrender or to deliver a written release within ninety (90) days after the expiration of the Term or sooner termination of this Lease shall be deemed a release and acceptance by Landlord, provided that Tenant is not in default under this Lease

[78]	(a) one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for the first three (3) months of such holdover term, (b) one hundred twenty-five percent (125%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for the second three (3) months of such holdover term, and (c) one hundred fifty percent (150%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for any period thereafter,

[79]	pertaining to this Lease

[80]	reasonably

18.2. Financial Statements.81

19. Parking; Signage.

19.1. Parking. Tenant shall have the non-exclusive right82 to use a number of parking stalls located on the Property equal to Tenant’s Parking Stall Allocation only, and shall not use a number of parking stalls greater than Tenant’s Parking Stall Allocation. The use by Tenant of a number of parking stalls greater than Tenant’s Parking Stall Allocation shall be a default under this Lease following the giving of notice and the expiration of the applicable cure period described in Paragraph 16.1. Automobiles of Tenant and Tenant’s Occupants shall be parked only within parking areas not otherwise reserved by Landlord or specifically designated for use by any other tenant or Occupants associated with any other tenant. Landlord may from time to time designate parking spaces for Tenant and make such other rules and regulations as Landlord reasonably determines to be necessary or appropriate. Landlord and Landlord’s representatives may, without any liability to Tenant or Tenant’s Occupants83, cause to be removed any automobile of Tenant or Tenant’s Occupants that may be parked wrongfully in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, arising in connection with such removal.

[81]	Subject to the remaining provisions hereof, Tenant shall, within ten (10) days after Landlord’s written request, furnish to Landlord the most recently prepared consolidated audited annual financial statements and the most recently prepared unaudited consolidated quarterly financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct; provided, however, that (a) such quarterly statements may, in Tenant’s discretion, not have footnotes, so long as Tenant makes its representatives reasonably available to discuss any reasonable questions Landlord may raise regarding such statements, and (b) Landlord shall only use such financial statements for purposes of this Lease and Tenant’s obligations hereunder and shall only share such statements with prospective purchasers or mortgagees of the Building; provided, however, in no event shall Landlord disclose, nor shall Tenant be required to furnish, such financial statements or any part thereof to any competitor or potential competitor of Tenant or any of its affiliates. Notwithstanding the foregoing, prior to any required delivery or disclosure of such financial statements to Landlord or such permitted prospective purchasers or mortgagees hereunder, Landlord and such permitted prospective purchasers and mortgagees (as the case may be) shall execute and deliver to Tenant at Tenant’s request a confidentiality agreement pertaining to such financial statements in a form reasonably acceptable to Tenant. Except in the event of Tenant’s default which shall not have been cured to Landlord’s reasonable satisfaction, any and all such financial statements shall be returned to Tenant or destroyed by Landlord, at Tenant’s option, upon termination or expiration of this Lease.

[82]	without charge, other than as contemplated by Paragraph 5 of this Lease with respect to Operating Expenses,

[83]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

19.2. Signage. Tenant shall be entitled to Building standard signage on the Building interior directory. Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Premises, on any part of the inside of the Premises which is visible from outside of the Premises or elsewhere on the Property, any sign, decoration, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord’s written approval. Landlord may, at Tenant’s cost, and without notice or liability to Tenant84, enter the Premises and remove any item erected in violation of this Paragraph. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. All approved signs or letterings on85 doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with the requirements of the governmental authorities having jurisdiction over the Property. At Tenant’s sole cost, Tenant shall maintain all permitted signs and shall, on the expiration of the Term or sooner termination of this Lease, remove all such permitted signs and repair any damage caused by such removal.

21. Rules. Tenant and Tenant’s Occupants shall faithfully observe and comply with all of the rules set forth on the attached Exhibit A, and Landlord may from time to time amend, modify or make additions to or deletions from such rules86. Such amendments, modifications, additions and deletions shall be effective on notice to Tenant. On any breach of any of such rules, Landlord may exercise any or all of the remedies provided in this Lease on a default by Tenant under this Lease and may, in addition, exercise any remedies available at law or in equity including

[84]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

[85]	exterior

[86]	; provided, that no such amendments, modifications, additions or deletions shall adversely affect Tenant’s use of, or access to and from, the Premises, or increase any of Tenant’s obligations under this Lease, unless Landlord and Tenant otherwise agree the right to enjoin any breach of such rules. 87 Landlord shall not be responsible to Tenant for the failure of any other tenant or person to observe any such rules.

22. General Provisions.

22.1. No Partnership. Landlord does not by this Lease, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant’s business or otherwise.

22.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Paragraph shall not, however, operate to excuse Tenant from the prompt payment of rent or any other amounts required to be paid under this Lease88.

22.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

If to Landlord:

Millrock Park             , LLC

P.O. Box 71405

Salt Lake City, Utah 84171

Attention: Steven Peterson

with a required copy to:

Victor A. Taylor, Esq.

Parr, Waddoups, Brown, Gee & Loveless

185 South State Street, Suite 1300

Salt Lake City, Utah 84111

[87]	Although Landlord shall exercise commercially reasonable efforts to enforce such rules in a nondiscriminatory manner against all tenants of the Building,

[88]	, except as otherwise expressly provided in Paragraphs 8.2, 13 and 14 of this Lease

If to Tenant:

CHG Healthcare Services, Inc.

4021 South 700 East, Suite 300

Salt Lake City, Utah 84107

Attention: James Marshall

with a required copy to:

Guy P. Kroesche, Esq.

Stoel Rives LLP

201 South Main Street, Suite 1100

Salt Lake City, Utah 84111

Either Landlord or Tenant may change the address at which such party desire to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

22.4. Severability. If any provision of this Lease or the application of any provision of this Lease to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

22.5. Brokerage Commissions.89

22.6. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations,

[89]	Except as agreed in writing by Landlord or Tenant, Landlord and Tenant each represent and warrant that no claims exist for brokerage commissions or finder’s fees in connection with this Lease and agree to indemnify, defend and hold harmless the other from and against all claims, liabilities and expenses, including reasonable attorneys, fees, arising from any such brokerage commissions or finder’s fees related to any agreement made by the indemnifying party.

limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

22.7. Successors. Except as otherwise provided in this Lease, all provisions contained in this Lease shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of the Premises or this Lease, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord’s obligations under this Lease90 and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord’s successor in interest.

22.8. Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in the91, subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant’s remedies.

22.9. Quiet Enjoyment. On Tenant paying the rent payable under this Lease and observing and performing all of the terms, covenants and conditions on Tenant’s part to be observed and performed under this Lease, Tenant shall have quiet enjoyment of the Premises for the Term without interference from Landlord, or anyone claiming by, through or under Landlord, subject to all of the provisions of this Lease.

22.10. Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Lease or to exercise any right or remedy consequent on a breach of this Lease shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this Lease, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Lease, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Lease but each other covenant, duty and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

22.11. Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Lease shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Lease. The parties’ respective rights and obligations under this Lease shall be enforceable by specific performance, injunction or any other equitable remedy.

[90]	thereafter accruing

[91]	Property and the rents, issues and profits, the proceeds of any insurance carried by Landlord, and the awards of any condemnation proceedings, with respect to the Property

22.12. Authorization. Each individual executing this Lease does represent and warrant to each other so signing (and each other entity for which another person may be signing) that such individual has been duly authorized to deliver this Lease in the capacity and for the entity set forth where such individual signs.

22.13. Attorneys’ Fees. If any action is brought to recover any rent or other amount under this Lease because of any default under this Lease, to enforce or interpret any of the provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys’ fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered. Tenant shall be responsible for all expenses, including, without limitation, attorneys’ fees, incurred by Landlord in any case or proceeding involving Tenant or any assignee or subtenant of Tenant under or related to any bankruptcy or insolvency law. The foregoing provisions of this Paragraph 22.13 shall survive the expiration of the Term or sooner termination of this Lease.

22.14. Merger. The surrender of this Lease by Tenant, the cancellation of this Lease by agreement of Landlord and Tenant or the termination of this Lease on account of Tenant’s default shall not work a merger, and shall, at Landlord’s option, either terminate any subleases of part or all of the Premises or operate as an assignment to Landlord of any of those subleases. Landlord’s option under this Paragraph 22.14 may be exercised by notice to Tenant and all known subtenants in the Premises.

22.15. Miscellaneous. The captions to the Paragraphs of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease. Exhibits referred to in this Lease and any addendums, riders and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though a part of this Lease. Tenant shall not record this Lease or a memorandum or notice of this Lease. This Lease and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Lease, all references to Paragraphs are to Paragraphs in this Lease. This Lease shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. Venue on any action arising out of this Lease shall be proper only in the District Court of Salt Lake County, state of Utah. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE PREMISES. Time is of the essence of each provision of this Lease. The submission of this Lease to Tenant is not an offer to lease the Premises or an agreement by Landlord to reserve the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord, and Landlord has duly executed and delivered one of those duplicate original copies to Tenant.

LANDLORD AND TENANT have executed this Lease on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

MILLROCK PARK , LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson Manager

Date

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its

Date

EXHIBIT A

to

OFFICE LEASE

RULES

The rules set forth in this Exhibit are a part of the foregoing Office Lease (the “Lease”). Whenever the term “Tenant” is used in these rules, such term shall be deemed to include Tenant and Tenant’s Occupants. The following rules may from time to time be modified by Landlord in the manner set forth in the Lease. The terms capitalized in this Exhibit shall have the same meaning as set forth in the Lease.

1. Obstruction. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not such item constitutes an obstruction, without the prior written consent of Landlord. Landlord may remove any obstruction or any such item without notice to Tenant and at the sole cost of Tenant. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to them by all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation or interests of the Property or Landlord’s tenants. Tenant shall not go on the roof of the Building92.

2. Deliveries. All deliveries and pickups of supplies, materials, garbage and refuse to or from the Premises shall be made only through such access as may be designated by Landlord for deliveries and only during the ordinary business hours of the Building. Tenant shall not obstruct or permit the obstruction of such access. Tenant shall be liable for the acts and omissions of any persons making such deliveries or pickups.

3. Moving. Furniture and equipment shall be moved in and out of the Building only through such access as may be designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. If Tenant’s movers damage any part of the Improvements, Tenant shall pay to Landlord on demand the amount required to repair such damage.

4. Heavy Articles. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard of damage to the Building, shall be moved into the Premises. Other safes and heavy articles shall be moved into, from or about the Building only

[92]	, except in accordance with Paragraph 5 of the Rider attached to the Lease

A-l

during such hours and in such manner as shall be prescribed by Landlord, and Landlord may designate the location of such safes and articles.

5. Building Security. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. that evening and93 a.m. the following day, access to the Building, the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge or has a pass and is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the event of an invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors of the Building or any other reasonable method, for the safety of the tenants and protection of the Building and property in the Building. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building. Tenant shall be entitled to receive a number of key cards for after-hours access to the Building equal to Tenant’s Parking Stall Allocation94. Replacements cards for any key cards that are lost or stolen may be issued by Landlord for a handling fee to be reasonably determined by Landlord, but such fee will not be less than $25 per replacement card.

6. Pass Key. The janitor of the Building may at all times keep a pass key to the Premises, and such janitor and other agents of Landlord shall at all times be allowed admittance to the Premises95.

7. Locks, Access Cards and Keys. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of access cards and keys to the Premises and to the toilet rooms, if locked by Landlord, will be furnished by Landlord, and Tenant shall not have any additional access cards or keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all access cards and keys to offices and toilet rooms and provide Landlord with all combinations and keys for any locks, safes, cabinets and vaults remaining in the Premises. Tenant shall keep the doors of the Premises closed and securely locked when Tenant is not at the Premises.

8. Use of Water Fixtures. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended. No foreign substances of any kind shall be placed in them, and any damage resulting to the same from use on the part of Tenant shall be paid for by Tenant. No persons shall waste water by tying back or wedging the faucets or in

[93]	6:00

[94]	, and, at Landlord’s standard charge, such additional keys as may reasonably be requested by Tenant

[95]	(excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance)

A-2

any other manner. On leaving the Premises, Tenant shall shut off all water faucets and major electrical apparatus located within the Premises.

9. No Animals; Excessive Noise. No animals shall be allowed in the Building, other than guide dogs for hearing or vision-impaired persons. No persons shall disturb the occupants of the Building or adjoining buildings or space by the use of any electronic equipment or musical instrument or by the making of loud or improper noises.

10. Bicycles. Bicycles and other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking.

11. Trash. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors or ventilating ducts or shafts, of the Building. All trash and refuse shall be placed in receptacles provided by Landlord for the Building or by Tenant for the Premises.

12. Exterior Windows, Walls and Doors. No window shades, blinds, curtains, shutters, screens or draperies shall be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord’s prior written consent.

13. Hazardous Operations and Items. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord’s prior written consent. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

14. Hours for Repairs, Maintenance and Alteration. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building unless Landlord shall have first consented in writing to such work being done at other times. If Tenant desires to have such work done by Landlord’s employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours, Tenant shall pay the extra cost for such labor.

15. No Defacing of Premises. Except as permitted by Landlord by prior written consent, Tenant shall not paint, mark on, place signs on, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, 96 and any defacement, damage or injury directly or indirectly caused by Tenant shall be paid for by Tenant. Pictures or diplomas shall be hung on tacks or small nails.

[96]	with the exception of hanging artwork and internal marketing materials customarily utilized by Tenant in the normal course of its business operations in a normal and reasonable manner,

A-3

17. Solicitation; Food and Beverages. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, install or permit the installation or use of any machine or equipment for dispensing food or beverage in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises, without the prior written approval of Landlord and only in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverage within the Building or to use the public areas of the Building for that purpose. No cooking shall be done or permitted by Tenant on the Premises.97

18. Directory. Any bulletin board or directory for Building tenants shall be provided exclusively for the display of the name and location of Building tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to review and approve all signage and directory listings. Tenant shall pay Landlord’s reasonable charges for changing any directory listing at Tenant’s request.

19. Building Name. Landlord may, 98 without liability to Tenant99, name the Building and change the name, number or designation by which the Building is commonly Known100. Tenant shall not use the name of the Building for any purpose other than the address of the Building.

20. Expulsion. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

[97]	Notwithstanding the foregoing to the contrary, Tenant may use microwave ovens, refrigerators and coffee pots in connection with its use of the Premises, and may install vending machines for soft drinks, candy, fast food and other vending products.

[98]	with prior notice but

[99]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

100	, except to the name of a company or individual without the advance written consent of Tenant, which consent may be withheld in Tenant’s sole discretion so long as Tenant leases more than fifty percent (50%) of the Building. If Tenant leases fifty percent (50%) or less of the Building, Tenant’s consent shall not be required

A-4

21. Public Areas.101 Landlord may control and operate the public portions of the Building, and the public facilities, and heating and air-conditioning, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

101	Subject to the terms and conditions of the Lease,

A-5

EXHIBIT B

to

OFFICE LEASE

DESCRIPTION OF PREMISES

The Premises referred to in the foregoing instrument are shown on the attached diagram(s).

B-1

EXHIBIT C

to

OFFICE LEASE

PREPARATION OF PREMISES FOR OCCUPANCY

Intentionally Omitted.

C3-1

EXHIBIT D

to

OFFICE LEASE

COMMENCEMENT DATE CERTIFICATE

THE UNDERSIGNED, Landlord and Tenant, respectively, under that certain Office Lease (the “Lease”), dated                     , 20    , agree that the “Commencement Date,” as defined in Paragraph 1.3 of the Lease, is                     , 20    , and that the “Expiration Date,” as defined in Paragraph 1.5 of the Lease, is                     . As used in the Lease, “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated:

Period(s)	Basic Monthly Rent	Annual Cost Per Rentable Square Foot
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$

C3-14

LANDLORD AND TENANT have executed this Commencement Date Certificate on the respective dates set forth below.

LANDLORD:

MILLROCK PARK , LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson Manager

Date

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its

Date

C3-15

RIDER TO OFFICE LEASE

THIS RIDER is attached to, and is a part of, the foregoing Office Lease (the “Lease”), entered into between MILLROCK PARK                     , LLC, a Utah limited liability company, as landlord, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation, as tenant. All words capitalized in this Rider shall have the same meaning given in the Lease. If any conflict exists between the provisions of this Rider and the provisions of the Lease, the provisions of this Rider shall control.

1. Options to Extend.

1.1. Options. Tenant shall have the option to extend the initial period constituting the Term under the Lease for four (4) additional periods of five (5) years each, provided that Tenant gives Landlord written notice of the exercise of each such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term concerned, (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, and (iv) Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased fifty percent (50%) or more of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Each such extension term shall commence at 12:01 a.m. on the first day following the expiration of the immediately preceding period constituting the Term under the Lease. During any such extension term, all provisions of the Lease shall apply, except that:

(a) (i) the “Expense Stop” during the first extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, (ii) the “Expense Stop” during the second extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2022, (iii) the “Expense Stop” during the third extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2027, and (iv) the “Expense Stop” during the fourth extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2032; and

(b) the amount of the Basic Monthly Rent for any such extension term shall be the product of (i) the rentable square feet of the Premises to be covered by the Lease for the extension term concerned, and (ii) the following annual per rentable square foot amounts for the periods concerned (as used below in this subparagraph (b), the “Years” are consecutive twelve (12) month periods, commencing on the first full calendar month following the expiration of the initial period constituting the Term under the Lease):

First Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$28.39
Second Year	$28.95
Third Year	$29.53
Fourth Year	$30.12
Fifth Year	$30.73

Second Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$31.34
Second Year	$31.97
Third Year	$32.61
Fourth Year	$33.26
Fifth Year	$33.92

Third Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$34.60
Second Year	$35.29
Third Year	$36.00
Fourth Year	$36.72
Fifth Year	$37.45

Fourth Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$38.20
Second Year	$38.97
Third Year	$39.75
Fourth Year	$40.54
Fifth Year	$41.35

If Tenant timely exercises any such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise any such option in a timely manner, such option and any subsequent options to extend shall automatically terminate and cease to have any further force or effect.

1.2. Exercise Covering Portion of Premises. Such extension may be for less than all of the Premises then covered by the Lease (but may not be for less than seventy-five percent (75%) of the Premises covered by the Lease on the date on which such option is exercised), provided that the amount of space (the “Excluded Space”) that is not to be covered by such extension: (a) is set forth in Tenant’s notice of exercise of such option (and if a lesser amount is not set forth in such notice, such extension shall conclusively be for all of the Premises covered by the Lease on the date on which such option is exercised); (b) is not less than 5,000 rentable square feet; and (c) is reasonably capable of being excluded from the Premises and reconfigured in a commercially reasonable manner so as to make it, in size and configuration, readily leasable to a new tenant. Landlord shall, in a commercially reasonable manner, select which portion of the Premises shall constitute the Excluded Space, so long as the portion selected is reasonably close in size to the amount of space requested to be excluded by Tenant in its notice of exercise. Any corridors, demising walls or other similar improvements reasonably required to make the Excluded Space readily leasable to a new tenant shall be installed by Landlord at Tenant’s sole cost and expense. Tenant shall reimburse Landlord for such cost and expense within ten (10) business days after receipt by Tenant of an invoice therefor.

2. Limitations on Operating Expenses.

2.1. Limitation on Operating Expenses—Initial Term. [This Paragraph 2.1 is verbatim from the Millrock North Lease. The economics of this provision will not change, but the language will need to be revised to reflect the start date of this Lease.] Notwithstanding the provisions of Paragraph 5 of the Lease, the provisions of this Paragraph 2.1 shall be applicable, but only during the initial period constituting the Term under the Lease, and not during any period thereafter.

(a) Tenant’s Share of Controllable Operating Expenses (as defined below) for the second Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the second Operating Year; or

(ii) the product of (A) the sum of Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus four percent (4%), multiplied by (B) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12);

provided, however, that Tenant’s Share of Controllable Operating Expenses for the first Operating Year shall be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied for the entire first Operating Year.

(b) Tenant’s Share of Controllable Operating Expenses for the third Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the third Operating Year; or

(ii) the sum of (A) Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus (B) the product of i) four percent (4%), multiplied by ii) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12), plus (C) four percent (4%) (such sum is the initial “Cap Amount”).

(c) Tenant’s Share of Controllable Operating Expenses applicable to each Operating Year thereafter shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the applicable Operating Year; or

(ii) the sum of the Cap Amount for the immediately preceding Operating Year, plus four percent (4%).

(d) The intent of this Paragraph 2.1 is for increases in Tenant’s Share of Controllable Operating Expenses to be limited to a cumulative four percent (4%) per Operating Year (prorated in the second Operating Year to reflect the second Operating Year being less than a full twelve (12) calendar month period). Assume for example purposes only that Tenant’s Share of Controllable Operating Expenses in the first Operating Year is $100.00, and that the second Operating Year is comprised only of six (6) calendar months. In this example, Tenant’s Share of Controllable Operating Expenses in the second Operating Year would be capped at $52.00 ($100.00 + 4% x 6 ÷ 12). In the third Operating Year, the Cap Amount would be $106.08 ($100.00 + 2% + 4%), in the fourth Operating Year, the Cap Amount would be $110.32 ($106.08 + 4%), in the fifth Operating Year, the Cap Amount would be $114.73 ($110.32 + 4%) and so on.

(e) “Tenant’s Share of Controllable Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Controllable Operating Expenses (as defined below) actually incurred in any given Operating Year. Tenant’s Share of Controllable Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Controllable Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

(f) “Controllable Operating Expenses” means all Operating Expenses other than those not within the control of Landlord. Without limiting the generality of the immediately preceding sentence, those Operating Expenses not within the control of Landlord include, without limitation, Included Capital Items, insurance, utilities and real and personal property taxes and assessments. There shall be no cap on Operating Expenses other than Controllable Operating Expenses.

2.2. Limitation on Operating Expenses—Extension Terms. The provisions of this Paragraph 2.2 shall be applicable only during any extension term pursuant to Paragraph 1 of this Rider (in which the “Expense Stop” shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, as set forth in said Paragraph 1). Notwithstanding the other provisions of Paragraph 5 of the Lease, Tenant’s Share of Controllable Operating Expenses for calendar year 2018 shall be the lesser of (a) Tenant’s Share of Controllable Operating Expenses for calendar year 2018, or (b) the sum of Tenant’s Share of Controllable Operating Expenses for calendar year 2017, plus four percent (4%) (such sum is the initial “Cap Amount”); provided, however, that Tenant’s Share of Controllable Operating Expenses for calendar year 2017 shall be adjusted by Landlord to the amount that it would have been if ninety-five (95%) of the rentable area of the Building had been occupied for the entire 2017 calendar year. Tenant’s Share of Controllable Operating Expenses applicable to each calendar year thereafter shall be the lesser of (y) Tenant’s Share of Controllable Operating Expenses during the applicable calendar year, or (z) the sum of the Cap Amount for the immediately preceding calendar year, plus four percent (4%), (The intent of the immediately preceding sentence is for the Cap Amount to be a cumulative four percent (4%) per year cap amount.) For example purposes only, if Tenant’s Share of Controllable Operating Expenses are $200.00 in calendar year 2017, the Cap Amount for calendar year 2018 will be $208.00, for calendar year 2019 will be $216.32 and so on.

3. Exclusive Use Provision. So long as, but only for so long as, at least 70,000 rentable square feet of premises in Millrock North are being used primarily as offices for a healthcare staffing company by (a) Tenant, or (b) an assignee to which Tenant has assigned the Millrock North Lease pursuant to an assignment that does not, under the Millrock North Lease, require Landlord’s consent, then no other space in the Building may be leased for use as offices for a healthcare staffing company, other than space leased by Landlord to Tenant or such assignee. Within ten (10) days after Landlord’s request, Tenant shall provide to Landlord reasonable evidence of the facts set forth in the immediately preceding sentence.

4. Multi-Tenant Monument Sign. Tenant shall have shared rights on the Millrock Park typical multi-tenant monument sign to be located near the entrance to Millrock             . At the expiration of the Term or sooner termination of the Lease, Tenant shall, at its sole cost and expense, remove its signage from such monument sign. If Tenant occupies the entire Building, Tenant shall have the exclusive right to such monument sign.

5. Crown Signage.

5.1. Conditional Right to Crown Signage. Currently crown signage on the Building is not permitted by the City of Holladay. If (i) in the future such signage is permitted by the City of Holladay, (ii) Landlord grants to any other tenant of any other building in Millrock Park the right to place such signage on such other building, and (iii) Tenant actually occupies at least 70,000 rentable square feet in the Building, then subject to any then-existing rights held by any other tenant, Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace similar exterior Building signage on the Building, on a nonexclusive basis, with the name “CompHealth,” “CHG Healthcare Services” or any assumed name of Tenant, or, subject to the prior written consent of Landlord, any reasonable derivation thereof (such signage, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Crown Signage”). provided that (a) the size, location, design, color and all other aspects and specifications of the Crown Signage are approved in advance in writing by Landlord and by the requisite municipal authority, and (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any warranty or insurance maintained by Landlord on the Building and any applicable requirements of any covenants, conditions and restrictions affecting the Property.

5.2. Maintenance; Repair; Removal; Indemnification. Tenant shall maintain the Crown Signage at all times in a good, safe and clean condition. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage. The Crown Signage shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Crown Signage at any time during the Term. Tenant shall, at its sole cost and expense, remove the Crown Signage prior to the expiration of the Term or sooner termination of the Lease. On removal of the Crown Signage, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage. If Tenant is in default under the Lease beyond any applicable cure period, Landlord may, at Tenant’s sole cost and expense, remove the Crown Signage and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Crown Signage. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage.

5.3. Personal Rights. Tenant’s rights under this Paragraph shall be personal to;

(a) the initial Tenant;

(b) an assignee of the Lease pursuant to an assignment to which Landlord’s consent is not required under Paragraph 10.1 of the Lease; and

(c) a subtenant of the entire Premises for entire remainder of the Term pursuant to a sublease to which Landlord’s consent is not required under Paragraph 10.1 of the Lease,

and may only be exercised by such initial Tenant, assignee or subtenant; provided, however, that such rights shall not apply if such initial Tenant, assignee or subtenant vacates or abandons (as described in Paragraph 16.1 of the Lease) the Premises. Except as expressly set forth in the immediately preceding sentence, no other person shall have any rights to the Crown Signage under this Lease.

6. Satellite Dish. Provided that Tenant first obtains Landlord’s written approval, Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace a satellite dish or antennae for Tenant’s internal corporate use only, together with a connection to the Premises (such dish or antennae, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Dish”), with a non-penetrating base on the roof of the Building, in accordance with specifications reasonably approved in advance by Landlord, provided that (a) Tenant shall obtain Landlord’s prior approval of the proposed location of the Dish and the method for fastening the Dish to the roof, (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any bond, warranty or insurance maintained by Landlord on the roof and any applicable requirements of any covenants, conditions and restrictions affecting the Property, (c) Tenant shall not interfere with any other satellite dish or antennae or communication equipment on the roof, and (d) the Dish is within the roof screen walls so as not to be visible from the exterior of the Building. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Dish. The Dish shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Dish at any time during the Term. Tenant shall, at its sole cost and expense, remove the Dish prior to the expiration of the Term or sooner termination of the Lease. On removal of the Dish, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish. If Tenant is in default under the Lease beyond any applicable cure period, Landlord may, at Tenant’s sole cost and expense, remove the Dish and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Dish. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Dish.

7. Property Management. Tenant may give written notice to Landlord of any reasonably unsatisfactory performance of Building property management personnel. Landlord shall have thirty (30) days following such notice in which to correct such performance or such longer period time as may be reasonably necessary, so long as Landlord promptly commences such correction following such notice and thereafter diligently prosecutes the same to completion. If Landlord fails to correct such performance in accordance with the immediately preceding sentence, Tenant may, by written notice, direct Landlord to replace such non-performing personnel. If Landlord fails to replace such non-performing personnel within thirty (30) days after such second notice, or if Landlord fails to correct unsatisfactory performance of Building property management personnel twice in any twelve (12) month period within the applicable notice and cure period, then

Tenant may, by a third written notice given to Landlord, direct Landlord to utilize a third-party property management company for the Building that is reasonably satisfactory to Landlord and Tenant.

8. Consent; Costs. Whenever in the Lease (including in the Exhibits attached to the Lease and this Rider): (a) consent or approval is required for an action, such consent or approval shall not be unreasonably withheld, conditioned or delayed; and (b) there is a reference to costs, expenses, fees or other charges (including, without limitation, attorneys’ fees and costs), such reference shall be deemed to be to reasonable, reasonably necessary and actual costs, expenses, fees and other charges, of which the party incurring such costs, expenses, fees or other charges has some reasonable documentation, record or evidence.

9. Option to Holdover. In lieu of, but not in addition to, the then-existing option to extend the then-existing period constituting the Term under the Lease set forth in Paragraph 1 of this Rider, Tenant shall have one (1) option to extend the then-existing period constituting the Term under the Lease for any number of full calendar months up to six (6) full calendar months, provided that Tenant gives Landlord written notice of the exercise of such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term, the Lease is in full force and effect, Tenant is not in default under the Lease, no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default and Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased all or substantially all of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Such holdover term shall commence at 12:01 a.m. on the first day following the expiration of the then-existing period constituting the Term under the Lease. During such holdover term, all provisions of the Lease shall apply, except that:

(a) the amount of the Basic Monthly Rent for each of the first three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised; and

(b) the amount of the Basic Monthly Rent for each of the second three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred twenty- five percent (125%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised.

If Tenant timely exercises such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise such option in a timely manner, such option shall automatically terminate and cease to have any further force or effect.

MILLROCK PARK WEST AGREEMENT

[Millrock Park West Office Building]

THIS AGREEMENT (this “Agreement”) is entered into as of the 5th day of December, 2005, between MILLROCK PARK WEST, LLC, a Utah limited liability company (“Landlord”), whose address is P.O. Box 71405, Salt Lake City, Utah 84171, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation (“Tenant”), whose address is 4021 South 700 East, Suite 300, Salt Lake City, Utah 84107.

FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1. Definitions. As used in this Agreement, each of the following terms shall have the meaning indicated, and any term used in this Agreement that is capitalized but not defined shall have the same meaning as set forth in the Lease (defined below in this Paragraph 1):

1.1. “Form Lease” means a lease in the form attached as Exhibit A, incorporated by this reference.

1.2. “Lease” means the Office Lease, dated of even date with this Agreement, entered into between Millrock North LLC, as landlord, and Tenant, as tenant.

1.3. “Millrock North LLC” means Millrock Park North, LLC, a Utah limited liability company.

1.4. “Millrock West” means the office building commonly known as Millrock Park West, with a street address of 3165 East Millrock Drive, in Holladay, Utah.

2. Option to Lease.

2.1. Option. Provided that as of the date of the notice given by Landlord to Tenant pursuant to Paragraph 2.2 of this Agreement of the availability of space in Millrock West, (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, (iv) Tenant has not assigned the Lease pursuant to an assignment requiring Millrock North LLC’s consent, and (v) the expansion is not for the benefit of a subtenant of Tenant subletting pursuant to a sublease requiring Millrock North LLC’s consent, Landlord shall provide to Tenant an option to enter into a lease (the “West Lease”) covering premises on the first or second floors of Millrock West, effective in the fourth calendar quarter of calendar year 2014. The West Lease shall:

(a) be substantially in the form of the Form Lease;

(b) be for at least 8,000, but not more than 12,000, rentable square feet; and

(c) provide for a “Tenant’s Parking Stall Allocation” of six (6) parking stalls per 1,000 rentable square feet of premises covered by the West Lease, but without any reserved parking stalls and with two-thirds ( 2/3) of such stalls being located in the parking structure to be located to the East of Millrock West and one-third ( 1/3) of such stalls being located in the surface parking lot to be located to the South of Millrock West.

2.2. Notice and Acceptance. During calendar year 2014, Landlord shall give Tenant notice of the availability of such space, including the approximate size and location, and the projected delivery date, of such space, Following receipt of such notice, Tenant shall have ten (10) business days in which to notify Landlord of its acceptance of such space. (The date on which Landlord receives such notification is referred to in this Agreement as the “Acceptance Date.”) The failure of Tenant to give such notice within such ten (10) day period shall be deemed to be a rejection of such space. If Tenant rejects or is deemed to have rejected such space, such option shall terminate and cease to have any further force or effect. If Tenant notifies Landlord in a timely manner of its acceptance of such space, Landlord shall deliver to Tenant exclusive possession of such space on the Acceptance Date, and Landlord and Tenant shall promptly enter into the West Lease, with a commencement date as of the earlier of either of the following dates (the earlier, “Commencement Date—Millrock West”):

(a) the date by which both of the following have occurred; (i) a certificate of temporary occupancy for such space has been issued by the City of Holladay; and (ii) the parking stalls constituting Tenant’s Parking Stall Allocation (as defined in the Form Lease) for such space are, in fact, available for use by Tenant; or

(b) the date that is the later of (i) eighty-five (85) days after the Acceptance Date, or (ii) October 1, 2014.

2.3. Terms. Such space shall be leased on the same terms and conditions as the original Premises covered by the Lease for the remainder of the initial period constituting the Term under the Lease (but the Lease and the West Lease shall not be tied together, cross referenced or cross defaulted in any way), with:

(a) the Basic Monthly Rent payable under the West Lease being at the same rate, on a per rentable square foot basis, as is applicable to the original Premises covered by the Lease for the period concerned;

(b) the expiration date of the West Lease being the same as the expiration of the initial period constituting the Term under the Lease, with Tenant having rights to extend such expiration date as set forth in the Form Lease;

(c) Tenant having shared rights on the Millrock Park typical multi-tenant monument sign to be located near the entrance of Millrock West;

(d) the tenant improvements being completed by Tenant in accordance with Paragraph 9.2 of the Form Lease; and

(e) Landlord providing to Tenant a tenant improvement allowance for such space equal to the product of (i) $22.75 per rentable square foot, multiplied by (ii) a fraction, the numerator of which is the number of full calendar months remaining in the initial period constituting the Term under the Lease for the period on and after the Commencement Date— Millrock West, and the denominator of which is one hundred twenty (120).

3. Right of First Offer.

3.1. Right of First Offer. Provided that (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, (iv) Tenant has not assigned the Lease pursuant to an assignment requiring Millrock North LLC’s consent, and (v) the expansion is not for the benefit of a subtenant of Tenant subletting pursuant to a sublease requiring Millrock North LLC’s consent, and after such space has initially been leased at least once, then following the Commencement Date and during the Term under the Lease, Landlord shall give Tenant written notice of (a) any space located on the first or second floors of Millrock West, or (b) any other space greater than 10,000 rentable square feet in Millrock West, that is available for lease. (For purposes of this Paragraph 3.1, for space other than space located on the first or second floors of Millrock West, any space covered by a renewal, extension or expansion option in any tenant’s lease, or any renewal or extension option given by Landlord to any then-existing tenant for its then-existing space, shall not be “available for lease” until after each such option or the rights created by such option have expired. As to space located on the first or second floors of Millrock West, the right of first offer set forth in this Paragraph 3 shall be superior to any other tenant’s rights of renewal, extension or expansion.) If Tenant gives Landlord written notice of Tenant’s interest in leasing such space within ten (10) business days after notification by Landlord of the availability of such space, Landlord and Tenant shall enter into a new lease substantially in the form of the Form Lease, covering such space (or an amendment to an existing lease, if Tenant previously has entered into a lease with respect to space in Millrock West). If Tenant fails to give Landlord such written notice within such ten (10) day period, such right of first offer shall terminate and be of no further force or effect. On any such termination, Landlord shall be free to lease such space to any other person on such terms and conditions as Landlord may wish, whether or not such terms and conditions are more or less favorable than the terms and conditions offered to Tenant. If Tenant fails to lease any space of which Landlord gives Tenant notice pursuant to the foregoing provisions of this Paragraph, the foregoing right shall not again apply to such space unless such space is thereafter first leased and then subsequently becomes available for lease.

3.2. New Lease or Amendment. Any new lease or lease amendment entered into pursuant to Paragraph 3.3 shall have a commencement date as of the earlier of either of the following:

(a) the date by which both of the following have occurred: (i) a certificate of temporary occupancy for such space has been issued by the City of Holladay; and (ii)

the parking stalls constituting Tenant’s Parking Stall Allocation for such space are, in fact, available for use by Tenant; or

(b) the date that is eighty-five(85) days after the delivery by Landlord to Tenant of exclusive possession of such space.

3.3. Terms. Such space shall be leased on the same terms and conditions as the original Premises covered by the Lease for the remainder of the then-existing period constituting the Term under the Lease (but the Lease and any such new lease or amendment shall not be tied together, cross referenced or cross defaulted in any way), with:

(a) the Basic Monthly Rent payable under any such new lease or amendment being at the same rate, on a per rentable square foot basis, as is applicable to the original Premises covered by the Lease for the period concerned;

(b) the expiration date of such new lease or amendment being the same as the expiration date of the then-existing period constituting the Term under the Lease, with Tenant having rights to extend such expiration date as set forth in the Form Lease to the extent of the then-remaining extension periods under the Lease;

(c) Tenant having shared rights on the Millrock Park typical multi-tenant monument sign to be located near the entrance of Millrock West;

(d) the tenant improvements being completed by Tenant in accordance with Paragraph 9.2 of the Form Lease;

(e) Landlord providing to Tenant a tenant improvement allowance for such space equal to the product of (i) $22.75 per rentable square foot, multiplied by (ii) a fraction, the numerator of which is the number of full calendar months remaining in the initial period constituting the Term under the Lease for the period on and after the commencement date for such new space, and the denominator of which is one hundred twenty (120); therefore, if as of the commencement date for such new space no full calendar months remain in the initial period constituting the Term under the Lease, the tenant improvement allowance for such space shall be zero (0); and

(f) the “Tenant’s Parking Stall Allocation” being only 4.2 parking stalls per 1,000 rentable square feet of premises covered by such new lease or amendment, on a non exclusive basis without any reserved stalls.

Landlord shall use good faith, commercially reasonable efforts to obtain the approval of the City of Holladay to increase the parking ratios of Millrock West, subject to Landlord’s compliance with all requisite governmental processes and Landlord’s associated construction costs being commercially reasonable.

4. Exclusive Use Provision. So long as, but only for so long as, at least 70,000 rentable square feet of the Premises covered by the Lease are being used primarily as offices for a healthcare staffing company by (a) Tenant, or (b) an assignee to which Tenant has assigned the Lease pursuant to an assignment that does not, under the Lease, require Landlord’s consent, no space in Millrock West may be leased for use as offices for a healthcare staffing company, other than space leased by Landlord to Tenant or such assignee. Within ten (10) days after Landlord’s request, Tenant shall provide to Landlord reasonable evidence of the facts set forth in the immediately preceding sentence.

5. No Assignment. This Agreement is personal to Tenant and may not be assigned, except to any affiliate of Tenant to which the Lease is assigned, any corporation or other business entity that acquires all or substantially all of the assets of Tenant or any entity resulting from a merger, non-bankruptcy reorganization or consolidation with Tenant, provided that Tenant gives Landlord prior or concurrent written notice of such assignment, together with a copy of the fully executed assignment instrument. As used in the immediately preceding sentence, “affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant, where “control” is the holding of fifty percent (50%) or more of the outstanding voting interests. Notwithstanding anything else to the contrary contained in this Agreement, any sale, assignment or other transfer of Tenant’s capital stock, whether through any public exchange, in a private sale, for estate planning purposes, by redemption or the issuance of additional stock of any class, or otherwise, shall not be deemed an assignment or sublease, in whole or in part, of this Agreement or any of Tenant’s rights or obligations under this Agreement for which Landlord’s consent shall be required.

6. Landlord’s Financing. This Agreement shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Agreement shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Agreement superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Agreement shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may reasonably be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a non-disturbance agreement. Tenant shall from time to time if so requested by Landlord and if doing so will not adversely affect Tenant’s interests under this Agreement, join with Landlord in amending this Agreement so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of Millrock West. Any sale, assignment or transfer of Landlord’s interest under this Agreement or in Millrock West, including any such disposition resulting from Landlord’s default under a debt obligation, shall be subject to this Agreement and Tenant shall attorn to Landlord’s successors and assigns and shall recognize such successors or assigns as Landlord under this Agreement, regardless of any rule of law to the contrary or absence of privity of contract, and such successors and assigns shall recognize this Agreement.

7. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord’s request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Agreement; (b) that this Agreement is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (c) that all conditions under this Agreement to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; and (d) such other information pertaining to this Agreement or the Lease as Landlord may reasonably request. Landlord’s mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

8. Financial Statements. Subject to the remaining provisions hereof, Tenant shall, within ten (10) days after Landlord’s written request, furnish to Landlord the most recently prepared consolidated audited annual financial statements and the most recently prepared unaudited consolidated quarterly financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct; provided, however, that (a) such quarterly statements may, in Tenant’s discretion, not have footnotes, so long as Tenant makes its representatives reasonably available to discuss any reasonable questions Landlord may raise regarding such statements, and (b) Landlord shall only use such financial statements for purposes of this Agreement and Tenant’s obligations hereunder and shall only share such statements with prospective purchasers or mortgagees of Millrock West; provided, however, in no event shall Landlord disclose, nor shall Tenant be required to furnish, such financial statements or any part thereof to any competitor or potential competitor of Tenant or any of its affiliates. Notwithstanding the foregoing, prior to any required delivery or disclosure of such financial statements to Landlord or such permitted prospective purchasers or mortgagees hereunder, Landlord and such permitted prospective purchasers and mortgagees (as the case may be) shall execute and deliver to Tenant at Tenant’s request a confidentiality agreement pertaining to such financial statements in a form reasonably acceptable to Tenant. Except in the event of Tenant’s default which shall not have been cured to Landlord’s reasonable satisfaction, any and all such financial statements shall be returned to Tenant or destroyed by Landlord, at Tenant’s option, upon termination or expiration of this Agreement.

9. General Provisions.

9.1. No Partnership. Landlord does not by this Agreement, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant’s business or otherwise.

9.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Agreement by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay.

9.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

If to Landlord:

Millrock Park West, LLC

P.O. Box 71405

Salt Lake City, Utah 84171

Attention: Steven Peterson

with a required copy to:

Victor A. Taylor, Esq.

Parr, Waddoups, Brown, Gee & Loveless

185 South State Street, Suite 1300

Salt Lake City, Utah 84111

If to Tenant:

CHG Healthcare Services, Inc.

4021 South 700 East, Suite 300

Salt Lake City, Utah 84107

Attention: James Marshall

with a required copy to:

Guy P. Kroesche, Esq.

Stoel Rives LLP

201 South Main Street, Suite 1100

Salt Lake City, Utah 84111

Either Landlord or Tenant may change the address at which such party desires to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

9.4. Severability. If any provision of this Agreement or the application of any provision of this Agreement to any person or circumstance shall to any extent be invalid, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

9.5. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Agreement apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations, limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

9.6. Successors. Except as otherwise provided in this Agreement, all provisions contained in this Agreement shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of Millrock West or this Agreement, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord’s obligations under this Agreement thereafter accruing and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord’s successor in interest.

9.7. Recourse by Tenant. Anything in this Agreement to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in Millrock West and the rents, issues and profits, the proceeds of any insurance carried by Landlord, and the awards of any condemnation proceedings, with respect to Millrock West, subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Agreement to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant’s remedies.

9.8. Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Agreement or to exercise any right or remedy consequent on a breach of this Agreement shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this Agreement, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Agreement, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Agreement but each Other covenant, duty and condition of this Agreement shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

9.9. Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Agreement. The parties’ respective rights and obligations under this Agreement shall be enforceable by specific performance, injunction or any other equitable remedy.

9.10. Authorization. Each individual executing this Agreement does represent and warrant to each other so signing (and each other entity for which another person may be signing) that such individual has been duly authorized to deliver this Agreement in the capacity and for the entity set forth where such individual signs.

9.11. Attorneys’ Fees. If any action is brought because of any default under this Agreement or to enforce or interpret any of the provisions of this Agreement, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys’ fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered.

9.12. Various Obligations. Landlord shall deliver a copy of this Agreement to any purchaser of Millrock West or lender whose loan is secured by Millrock West. If Landlord sells Millrock West, this Agreement shall be assigned to, and assumed by, the purchaser. If at the time concerned, Tenant has not entered into a lease covering any space in Millrock West, then concurrently with the sale of Millrock West or the foreclosure of a deed of trust, mortgage or similar instrument encumbering Millrock West, a notice of this Agreement shall be recorded properly against Millrock West in the official records of the Salt Lake County Recorder.

9.13. Miscellaneous. The captions to the Paragraphs of this Agreement are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Agreement. Except as otherwise expressly provided in Paragraph 9.12 of this Agreement, Tenant shall not record this Agreement or a memorandum or notice of this Agreement. This Agreement and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. No amendment to this Agreement shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Agreement, all references to Paragraphs are to Paragraphs in this Agreement. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. Venue on any action arising out of this Agreement shall be proper only in the District Court of Salt Lake County, state of Utah. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS AGREEMENT. Time is of the essence of each provision of this Agreement.

LANDLORD AND TENANT have executed this Agreement on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

MILLROCK PARK WEST, LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson Manager

Date	12-5-05

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its	CFO

Date	12/5/05

EXHIBIT A

to

MILLROCK PARK WEST AGREEMENT

FORM OF LEASE

The form of lease referred to in the foregoing instrument is attached.

OFFICE LEASE

[Millrock Park              Office Building]

THIS OFFICE LEASE (this “Lease”) is entered into as of the          day of                         , 20    , between MILLROCK PARK                 , LLC, a Utah limited liability company (“Landlord”), whose address is P.O. Box 71405, Salt Lake City, Utah 84171, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation (“Tenant”), whose address is 4021 South 700 East, Suite 300, Salt Lake City, Utah 84107.

FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

1.1. “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated1; provided, however, that if the Commencement Date occurs on a date other than the date set forth in Paragraph 1.32, the periods set forth below shall begin on such other date (as memorialized in the Commencement Date Certificate attached as Exhibit D) and shall shift accordingly:

Period(s)	Basic Monthly Rent	Annual Cost Per Rentable Square Foot
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$

The Expense Stop is included in the Basic Monthly Rent.

[1]	which shall be subject to change as set forth in Paragraph 1.9

[2]	in accordance with the provisions of Paragraph 1.3

1.2. “Building” means the building with the street address of                      Millrock Drive, in Holladay, Utah.

1.3. “Commencement Date” means                     ; provided, however, that if Landlord’s construction obligations with respect to the Premises have not been fulfilled on or before such date, the “Commencement Date” shall be the date on which such obligations are fulfilled, subject only to the completion by Landlord of any “punch list” items that do not materially interfere with Tenant’s use and enjoyment of the Premises. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the date set forth in the first line of this definition, this Lease shall not be void or voidable, and Landlord shall not be liable to Tenant for any resultant loss or damage. [Modify this Paragraph as appropriate.]

1.4. “Expense Stop” means the “Operating Expenses” (as defined in Paragraph 5.1.2) allocable to the Premises that are actually incurred in3

1.5. “Expiration Date” means the date that is                      after the Commencement Date, plus any partial calendar month occurring between the Commencement Date and the first day of the first full calendar month following the Commencement Date, if the Commencement Date does not occur on the first day of a calendar month.

1.6. “Improvements” means the Building and all other improvements related to the Building4.

1.7. “Occupants” means any assignee, subtenant, employee, agent, licensee or invitee of Tenant.

1.8. “Permitted Use” means general office purposes5 only, and no other purpose.

1.9. “Premises” means Suite                      on the                      floor, consisting of approximately              rentable square feet, shown on the attached Exhibit B and located in the Building. The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land and other area beneath the floor of the Premises, the pipes, ducts, conduits, wires, fixtures and equipment above the suspended ceiling of the Premises and the structural elements that serve the Premises or comprise the Building. Landlord’s reservation includes the right to install, inspect, maintain, use, repair, alter and replace those areas and items and to enter

[3]	the first full twelve (12) calendar months commencing from or after [the first full calendar month from or after the Commencement Date of the Office Lease (the “Millrock North Lease”), entered into between Tenant, as tenant, and Millrock Park North, LLC, a Utah limited liability company, as landlord]

[4]	including, without limitation, the parking serving the Building and located on the Property

[5]	and uses customarily incidental to general office purposes

the Premises in order to do so6. For all purposes of this Lease, the calculation of “rentable square feet” contained within the Premises and the Building shall be subject to final measurement and verification by Landlord’s architect7 according to ANSI/BOMA Standard Z65.1-1996 (or any successor standard) and, in the event of a variation, Landlord and Tenant shall amend this Lease accordingly, amending each provision that is based on rentable square feet, including, without limitation, Basic Monthly Rent, Security Deposit, Tenant’s Percentage of Operating Expenses and tenant improvement allowance, if any8.

1.10. “Property” means the Improvements and the land owned by Landlord and serving the Improvements.

1.11. “Security Deposit” means $-0-.

1.12. “Tenant” means9 If more than one Tenant exists, any notice required or permitted by the terms of this Lease may be given by or to any one Tenant, and shall have the same force and effect as if given by or to all persons comprising Tenant.

1.13. “Tenant’s Parking Stall Allocation” means                      parking stalls per 1,000 rentable square feet of the Premises.

1.14. “Tenant’s Percentage of Operating Expenses” means                      percent, which is the result obtained by dividing the rentable square feet of the Premises by the rentable square feet of all premises within the Building10.

[6]	; provided, however, that except in the event of an emergency, any such entry into the Premises shall be after at least twenty-four (24) hours’ notice to Tenant, and shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises

[7]	and Tenant’s architect

[8]	; provided, that if Landlord’s architect and Tenant’s architect fail to agree on the amount of rentable square feet contained within the Premises and the Building within five (5) business days after such measurement and verification is completed by Landlord’s architect, such dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant

[9]	each person executing this Lease as a Tenant under this Lease, unless and until this Lease is assigned, in which case the assignee shall become the Tenant under this Lease, subject to the provisions of Paragraph 10. If more than one person is set forth on the signature line of this Lease or in any subsequent assignment instrument as Tenant, their liability under this Lease shall be joint and several.

[10]	, which shall be subject to change as set forth in Paragraph 1.9

1.15. “Term” means the period commencing at 12:01 a.m. of the Commencement Date and expiring at midnight of the Expiration Date11.

2. Agreement of Lease; Work of Improvement; Construction of Building.

2.1. Agreement of Lease. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Term, together with such rights of ingress and egress over and across the Property that are reasonably necessary for the use of the Premises, 12 in accordance with the provisions set forth in this Lease.

2.2. Work of Improvement. The respective obligations (if any) of Landlord and Tenant to prepare the Premises for occupancy are described on the attached Exhibit C. Landlord and Tenant shall perform or have such work performed promptly, diligently and in a first-class and workmanlike manner. On occupancy of the Premises by Tenant, all of the obligations of Landlord set forth on the attached Exhibit C shall be deemed to be completed satisfactorily, except for any items set forth in a “punch list” prepared by Landlord and Tenant pursuant to a walk-through of the Premises within ten (10) days after the Commencement Date. Except as set forth on the attached Exhibit C, the Premises shall be delivered by Landlord and accepted by Tenant in their “as-is” condition, and Landlord shall not be obligated to make any improvements or repairs to the Premises.

2.3. Construction of Building. If the Building in which the Premises are to be located is not presently completed, Landlord shall construct and complete the Building and perform Landlord’s work as set forth on the attached Exhibit C as soon as reasonably possible.

3. Term; Commencement Date. Tenant’s obligation to pay rent under this Lease shall commence on the Commencement Date (unless otherwise set forth in Paragraph 1.1), and shall be for the Term. On Landlord’s13 request, Landlord and Tenant shall execute a written acknowledgement of the Commencement Date in the form of the attached Exhibit D, which acknowledgement shall be deemed to be a part of this Lease. If a dispute exists over when the Premises are ready for occupancy, the decision of Landlord’s architect shall be final14.

[11]	, as such period may be extended in accordance with the provisions of this Lease

[12]	together with the right to use all common areas on the Property,

[13]	or Tenant’s

[14]	, unless Tenant objects to the decision of Landlord’s architect by giving written notice to Landlord within five (5) business days after receipt of such decision, in which case the dispute shall be resolved by an independent architect mutually selected by Landlord and Tenant, acting reasonably and in good faith, the cost of which shall be shared equally by Landlord and Tenant

4. Basic Monthly Rent. Tenant covenants to pay to Landlord without abatement (except as expressly provided in this Lease), deduction, offset, prior notice or demand the Basic Monthly Rent in lawful money of the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date (unless otherwise set forth in Paragraph 1.1). If the first day on which Basic Monthly Rent is due under this Lease is not the first day of a calendar month, on or before such due date the Basic Monthly Rent shall be paid for the initial fractional calendar month prorated on a per diem basis and for the first full calendar month following such due date. If this Lease expires or terminates on a day other than the last day of a calendar month, the Basic Monthly Rent for such fractional month shall be prorated on a per diem basis. Notwithstanding the foregoing, concurrently with its execution of this Lease, Tenant shall pay to Landlord in advance the Basic Monthly Rent for the first full calendar month following the Commencement Date in which full Basic Monthly Rent is payable.

5. Operating Expenses.

5.1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

5.1.1. “Estimated Operating Expenses” means the projected amount of Operating Expenses for any given Operating Year as estimated by Landlord, in Landlord’s reasonable discretion.

5.1.2. “Operating Expenses” means all reasonable costs, expenses and fees incurred or payable by Landlord in connection with this Lease and the ownership, operation, management, maintenance and repair of the Property, determined in accordance with the reasonable accounting procedures and business practices customarily employed by Landlord, including, without limitation, the costs, expenses and fees of the following: real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to such taxes and assessments)15; rent and gross receipts taxes16; assessments for Millrock Park levied under a common maintenance regime; removal of snow, ice, trash and other refuse; landscaping, cleaning, janitorial, parking and security services; fire protection; utilities17; supplies and materials; insurance; licenses, permits and inspections; administrative services, including, without limitation, legal, consulting and accounting services; labor and personnel; reasonable reserves for Operating Expenses; rental or a reasonable allowance for depreciation of personal property; improvements to and maintenance and repair of the Building and all equipment used in the Building; management

[15]	, excluding any increase in real property taxes caused solely by the sale, refinance, transfer of ownership or any other “triggering” event during the Term where such increase is not based on (a) an increase in the assessed value of all or a portion of the Property, and/or (b) an increase in the mill levy being applied to the Property

[16]	, except to the extent imposed in lieu of income taxes

[17]	(excluding any utilities that are separately metered and paid in full by another tenant)

services; and that part of office rent or the rental value of space in the Building or another building used by Landlord to operate the Property. All Operating Expenses shall be computed on an annual basis. Tenant shall have sole responsibility for and shall pay when due all taxes, assessments, charges and fees levied by any governmental or quasi-governmental authority on Tenant’s use of the Premises or any leasehold improvements, personal property or fixtures kept or installed in the Premises by Tenant. Notwithstanding the foregoing, Operating Expenses shall not include depreciation of the Improvements or debt service related, to the Property18

[18]	or any of the following:

(a) costs associated with defending any lawsuits with any lender, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Property, costs of any disputes between Landlord and any employees, or outside fees paid in connection with disputes with other tenants;

(b) in-house legal and/or accounting fees and costs, except to the extent attributable to administering, determining and assessing the Operating Expenses,

(c) costs of any training or incentive programs;

(d) rental payments incurred in leasing air-conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except for Included Capital Items (as defined below);

(e) Landlord’s professional dues or charitable contributions;

(f) costs of repair and restoration to the Property attributable to condemnation, fire or other casualty to the extent the damage concerned is covered, or would have been covered but for the failure to obtain the required insurance, by property insurance that Landlord is required to maintain under Paragraph 12;

(g) costs of repairs to the Premises necessitated by the breach under this Lease, willful misconduct or gross negligence of Landlord or its employees or agents;

(h) amounts in excess of the actual direct costs incurred by Landlord after reduction for all cash, trade and quantity discounts received by Landlord or its agents;

(i) costs of a capital nature (including amortization payments), including, without limitation, capital improvements, equipment, replacements, alterations and additions, except for equipment not affixed to the Improvements that is used in providing janitorial, maintenance, repair or similar services, capital improvements that are intended to reduce Operating Expenses or improve safety, and capital improvements made to keep the Property in compliance with governmental requirements applicable from time to time (collectively, “Included Capital Items”); provided, that the costs of any Included Capital Item shall be amortized by Landlord, together interest thereon at the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank reasonably designated by Landlord), plus two percent (2%), over the estimated useful life of such item and such amortized costs shall only be included in Operating Expenses for that portion of the useful life of the Included Capital Item that falls within the Term;

(j) attorneys’ fees, environmental investigations or reports, points, fees and other lender and closing costs incurred in connection with indebtedness secured by any deed of trust, mortgage or other debt instrument encumbering all or part of the Property or related to any unsecured debt;

(k) Landlord’s general corporate overhead and general and administrative expenses, including costs relating to accounting (except for those attributable to administering, determining and assessing the Operating Expenses), payroll, legal and computer services that are partially or totally rendered in locations outside the Building;

(l) salaries of officers, executives or other employees of Landlord or any affiliate of Landlord, other than any personnel engaged in the operation, management, maintenance and repair of the Property (but not leasing or marketing); provided, however, that if such personnel are also engaged in activities in addition to the operation, management, maintenance and repair of the Property, Landlord shall make an equitable allocation to Operating Expenses reflecting solely the operation, management, maintenance, and repair of the Property by such personnel;

(m) costs arising from the presence or removal of hazardous materials or contaminants located in the Building, including, without limitation, any such costs incurred pursuant to the requirements of any governmental laws, ordinances, regulations or orders relating to health, safety or environmental conditions, including but not limited to regulations concerning asbestos, soil and ground water conditions or contamination regarding hazardous materials or substances (but the foregoing shall not limit in any way the indemnification obligations of Tenant under Paragraph 11.1);

(n) costs arising from any type of insurance maintained by Landlord that is not typical and customary for a first-class office building in the Salt Lake metropolitan area; provided, however, that all costs arising from all insurance maintained by Landlord, whether or not typical and customary for a first-class office building in the Salt Lake metropolitan area, shall be included in Operating Expenses if such insurance is required by Landlord’s lender;

(o) acquisition costs for sculpture, paintings or other objects of art or any extraordinary costs for the insuring, repair or maintenance thereof;

(p) costs, including but not limited to attorneys’ fees, associated with the operation of the business of the entity that constitutes Landlord, as the same are distinguished from the costs of operation of the Building, including entity accounting and legal matters;

(q) costs incurred in removing and storing the property of former tenants or occupants of the Building;

(r) reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties; provided, however, that reasonable operating reserves may be included in Operating Expenses as and to the extent attributable to the Term;

(s) costs of traffic studies, environmental impact reports, transportation system management plans and reports and traffic mitigation measures, as well as any fees, bond costs or assessments for mass transit improvements, including TRAX assessments, levied on the

5.1.3. “Operating Year” means each calendar year, all or a portion of which falls within the Term.

5.1.4. “Tenant’s Estimated Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Estimated Operating Expenses and then subtracting from the result the Expense Stop. Tenant’s Estimated Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Estimated Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.1.5. “Tenant’s Share of Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Operating Expenses actually incurred in any given Operating Year and then subtracting from the result the Expense Stop. Tenant’s Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

5.2. Payment of Operating Expenses. In addition to the Basic Monthly Rent, Tenant covenants to pay to Landlord without abatement, deduction, offset, prior notice (except as provided in this Paragraph 5) or demand Tenant’s Share of Operating Expenses in lawful money of

Building by the Utah Transit Authority (or any other governmental entity having the authority to impose such fees, bond costs or assessments for mass transit improvements);

(t) expenses incurred in connection with the marketing, negotiation, execution or enforcement of Building leases or making tenant improvements;

(u) items for which Landlord is otherwise reimbursed;

(v) expenses resulting from the violation by Landlord of applicable law;

(w) penalties for late payment by Landlord;

(x) Landlord’s income or franchise taxes;

(y) any expense paid to a related person that is in excess of the amount that would be paid in the absence of such relationship; and

(z) costs incurred in connection with the initial development and improvement of the Property.

In addition, if the Premises are at least ninety percent (90%) vacant for more than ninety (90) days, the Operating Expenses that vary with occupancy and would otherwise be payable by Tenant under this Paragraph 5 shall be reduced equitably to reflect the reduction, if any, in variable expenses resulting from such vacancy the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date, in accordance with the provisions of this Paragraph 5. On or prior to the Commencement Date and prior to each Operating Year after the Commencement Date, if reasonably practicable, Landlord shall furnish Tenant with a written statement (the “Estimated Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Estimated Share of Operating Expenses. On or prior to the Commencement Date, and on the first day of each month following the Commencement Date, Tenant shall pay to Landlord one-twelfth (l/12th) of Tenant’s Estimated Share of Operating Expenses as specified in the Estimated Operating Expenses Statement for such Operating Year. If Landlord fails to give Tenant an Estimated Operating Expenses Statement prior to any Operating Year, Tenant shall continue to pay on the basis of the Estimated Operating Expenses Statement for the prior Operating Year until the Estimated Operating Expenses Statement for the current Operating Year is received. If at any time it appears to Landlord that the Operating Expenses will vary from Landlord’s original estimate, Landlord may deliver to Tenant a revised Estimated Operating Expenses Statement for such Operating Year, and subsequent payments by Tenant for such Operating Year shall be based on such revised Estimated Operating Expenses Statement. Within a reasonable time after the expiration of any Operating Year19, Landlord shall furnish Tenant with a written statement (the “Actual Operating Expenses Statement”) showing in reasonable detail the computation of Tenant’s Share of Operating Expenses for such Operating Year and the amount by which Tenant’s Share of Operating Expenses exceeds or is less than the amounts paid by Tenant during such Operating Year. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year is less than Tenant’s Share of Operating Expenses for such Operating Year, Tenant shall pay to Landlord such deficit within thirty (30) days after delivery of the Actual Operating Expenses Statement. Such payments by Tenant shall be made notwithstanding that the Actual Operating Expenses Statement is furnished to Tenant after the expiration of the Term or sooner termination of this Lease. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year exceeds Tenant’s Share of Operating Expenses for such Operating Year, such excess shall, at20 option, either be applied against any amount then payable or to become payable by Tenant under this Lease, or promptly refunded to Tenant. No failure by Landlord to require the payment of Tenant’s Share of Operating Expenses for any period shall constitute a waiver of Landlord’s right to collect Tenant’s Share of Operating Expenses for such period or for any subsequent period. If the Expense Stop exceeds Tenant’s Share of Operating Expenses for any full or partial Operating Year, Tenant shall not be entitled to any refund, credit or adjustment of Basic Monthly Rent. Notwithstanding the foregoing to the contrary, the Operating Expenses that vary with occupancy and are attributable to any part of the Term or the base calendar year used to calculate the Expense Stop in which less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants, will be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied.

[19]	(but Landlord shall exert its best commercially reasonable efforts to do so on or before April 1st of the following Operating Year, but in no event later than May 1st of such Operating Year)

[20]	Tenant’s

5.3. Resolution of Disagreement. Every statement given to Tenant by Landlord under this Lease, including, without limitation, any statement given to Tenant pursuant to Paragraph 5.2, shall be conclusive and binding on Tenant unless within21 days after the receipt of such statement Tenant notifies Landlord that Tenant disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect. Pending the determination of such dispute by agreement between Landlord and Tenant, Tenant shall, within thirty (30) days after receipt of such statement, pay the amounts set forth in such statement in accordance with such statement, and such payment shall be without prejudice to Tenant’s position. If such dispute exists and it is subsequently determined that Tenant has paid amounts in excess of those then due and payable under this Lease, Landlord, at 22 option, shall either apply such excess to an amount then payable or to become payable under this Lease or return such excess to Tenant.23 Landlord shall grant to an independent certified public accountant retained by Tenant reasonable access to Landlord’s books and records for the purpose of verifying Operating Expenses incurred by Landlord, at Tenant’s sole cost24.

[21]	forty-five (45)

[2][2]	Tenant’s

[23]	If such dispute is not resolved between Landlord and Tenant within sixty (60) days after Tenant notifies Landlord that Tenant disputes the correctness of such statement, at the request of either Landlord or Tenant, such dispute shall be resolved by an independent certified public accountant, whose decision shall be binding. Landlord and Tenant, acting reasonably and in good faith, shall mutually select, and equally share the cost of, such accountant, subject to the proviso in the immediately following sentence.

[24]	; provided, however, that if such verification reveals that Tenant’s Share of Operating Expenses set forth in any Actual Operating Expenses Statement exceeded by more than five percent (5%) the amount that actually was due, Landlord shall reimburse Tenant for the reasonable charges of such accountant. Tenant may not hire such accountant on a contingency basis

7. Use. Tenant shall not use or occupy or permit the Premises to be used or occupied for any purpose other than for the Permitted Use, and shall not do or permit anything to be done by Tenant’s Occupants which may (a) increase the existing rate or violate the provisions of any25 insurance carried with respect to the Property, (b) create a public or private nuisance, commit waste or interfere with, annoy or disturb any other tenant or occupant of the Building or Landlord in the operation of the Building, (c) overload the floors or otherwise damage the structure of the Building, (d) constitute an improper, immoral or26 purpose, (e) increase the cost of any utility service beyond the level permitted by Paragraph 8, (f) violate any present or future laws, ordinances, regulations or requirements or any covenants, conditions and restrictions existing with respect to the Property, (g) subject Landlord or any other tenant to any liability to any third party, or (h) lower the first-class character of the Building, Tenant shall, at Tenant’s sole cost,27 (v) use the Premises in a careful, safe and proper manner, (w) comply with all present and future laws, ordinances, regulations and requirements and any covenants, conditions and restrictions existing with respect to the Property, including, without limitation, those relating to hazardous substances, hazardous wastes, pollutants or contaminants and those relating to access by disabled persons, (x) comply with the requirements of any board of fire underwriters or other similar body relating to the Premises, (y) keep the Premises free of objectionable noises and odors, including, without limitation, cigar, pipe and similar smoke odors, and (z) not store, use or dispose of any hazardous substances, hazardous wastes, pollutants or contaminants on the Property28. Landlord may, in Landlord’s sole discretion, designate some or all of the Building (including the Premises) as a nonsmoking area.

[25]	customary

[2][6]	illegal

[27]	and in connection with Tenant’s use and occupancy of the Premises,

[28]	; provided, that Tenant shall have no obligation with respect to any hazardous substances, hazardous wastes, pollutants or contaminants on the Property existing as of the Commencement Date and not stored, used or disposed of by Tenant, or with respect to any failure of the Improvements to comply as of the Commencement Date with any then-existing applicable laws, rules or regulations

8. Utilities and Services.

8.1. Landlord’s Obligations. Landlord shall cause to be furnished to the Premises electricity for normal lighting and office computers and equipment, heat and air-conditioning29, light janitorial services (emptying wastebaskets, dusting and vacuuming) and window washing,30 snow31 removal, landscaping, grounds keeping and elevator service. If Landlord provides electric current to the Premises in excess of normal office usage levels to enable Tenant to operate any data processing or other equipment requiring extra electric current, or if Landlord provides any other utility or service which is in excess of that typically required for routine office purposes, including additional cooling necessitated by Tenant’s equipment, Landlord shall reasonably determine or calculate the cost of such additional electric current, utility or service, and Tenant shall pay such cost on a monthly basis to Landlord. Landlord may cause an electric or water meter to be installed in the Premises in order to measure the amount of electricity or water consumed for any such use, and the cost of such meter shall be paid promptly by Tenant. Tenant, at Tenant’s sole cost, shall provide32 service to the Premises. Tenant may be separately billed for and, if billed, shall pay the cost of, any33, heating, ventilating and air-conditioning used during any period other than Monday through Friday from34

[29]	sufficient to cause the temperature of the Premises to be not higher than 74° Fahrenheit during the summer and not lower than 68° Fahrenheit during the winter, provided that Tenant uses and occupies the Premises in compliance with the following specifications:

•	Occupancy load: Average of one person per 150 square feet of usable office space;

•	Lighting load: Average of one high-efficiency lighting fixture (defined as a 2’ x 4’ 18 cell parabolic fixture with electronic ballast and three T8 high-efficiency, fluorescent lamps) per 75 square feet of usable office space; and

•	Office equipment load: Average of one personal computer (CPU and monitor) per 150 square feet of usable office space,

water and sewer service

[30]	trash removal,

[31]	and ice

[32]	telecommunication

[33]	lighting

[34]	6:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 12:00 noon; provided, however, that during the initial year period constituting the Term under this Lease, such cost for lighting shall be $10.00 per hour per floor and such cost for heating, ventilating and air-conditioning shall be $25.00 per hour per floor, with the cost for such lighting, heating, ventilating and air-conditioning after such initial year period being whatever Landlord customarily charges its tenants in the Building from time to time for such services. Landlord shall make at least two (2) communication vendors available to

8.2. Landlord’s Liability. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease, to effectuate any abatement or reduction of rent or to collect any damages by reason of Landlord’s failure to provide or furnish any of the utilities or services set forth in Paragraph 8.1 if such failure was occasioned by any strike or labor controversy, any act or default of Tenant, the inability of Landlord to obtain services from the company supplying the same or any other cause beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Property35. In no event shall Landlord be liable for loss or injury to persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord,36

9. Maintenance and Repairs; Alterations; Access to Premises.

9.1. Maintenance and Repairs. Landlord shall maintain in good order, condition and repair and in a clean and sanitary condition37 the Property, excepting the Premises and portions

Tenant for telephone and data service with copper and/or fiber optics. Service redundancy shall also be available to Tenant at Tenant’s sole cost and expense. On or before the date on which Tenant takes occupancy of any other building in Millrock Park, the Building will have conduit installed to allow for interconnectivity of the Building with such other building.

[35]	, and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes (as defined below); provided, however, that if such failure or inability continues for any reason whatever (other than Tenant’s acts or omissions), and Tenant is unable to occupy and use the Premise for the Permitted Use, for more than one hundred eighty (180) consecutive days. Tenant shall have the right to terminate this Lease on written notice given by Tenant to Landlord within fifteen (15) days after the expiration of such one hundred eighty (180) day period

[36]	and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes. Notwithstanding the foregoing to the contrary, Landlord shall exercise its best commercially reasonable efforts to restore any such discontinued utilities and services as soon as reasonably possible, and except in cases covered by Paragraphs 13 or 14, if, but only if, (a) Landlord fails to furnish to the Premises electricity, heat, air-conditioning or elevator service in accordance with Paragraph 8.1, (b) as a result of such failure, Tenant is unable to occupy and use the Premises for the Permitted Use for a period of five (5) or more consecutive business days, and (c) such failure is not caused by any act or omission of Tenant or Tenant’s Occupants, the Basic Monthly Rent and Tenant’s Share of Operating Expenses shall be abated commencing as of the fifth (5th) such consecutive business day and such abatement shall continue until the date on which the electricity, heat, air-conditioning or elevator service concerned is again furnished by Landlord in accordance with Paragraph 8.1, on which date such abatement shall cease and payment of Basic Monthly Rent and Tenant’s Share of Operating Expenses shall resume in accordance with this Lease. Notwithstanding the cessation of such abatement, if Tenant previously has vacated the Premises as a result of such failure, Tenant shall not be required to re-occupy the Premises, but no such vacation shall in any way affect any obligation of Tenant under this Lease.

[37]	and in compliance with all applicable laws, ordinances, regulations and requirements.

of the Building leased by persons not affiliated with Landlord38. Tenant, at Tenant’s sole cost, shall maintain the Premises and every part of the Premises (including, without limitation, all floors, walls and ceilings and their coverings, doors and locks, and Tenant’s furnishings, trade fixtures, signage, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises) in good order, condition and repair and in a clean and sanitary condition. The presence of mold may have adverse health effects for Tenant and Tenant’s Occupants and may impact building materials. To reduce the likelihood and impact of mold growth within the Premises and the Building, Tenant shall notify Landlord or its designated property manager immediately in the event of any observed water intrusion/loss (e.g., plumbing leaks, roof leaks, large volume liquid spills, etc.) either within the Premises or within the interior or exterior common areas of the Building39.

9.2. Alterations. Tenant shall not make any change, addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment, or the addition of any pipe, line, wire, conduit or related facility for water, electricity, natural gas, telephone, sewer or other utility), unless such change, addition or improvement (a) equals or exceeds the then-current standard for the Building and utilizes only new and first-grade materials, (b) is in conformity with all applicable laws, ordinances, regulations and requirements, and is made after obtaining any required permits and licenses, (c) is made with the prior written consent of Landlord, (d) is made pursuant to plans and specifications approved in writing in advance by Landlord, (e) is made after Tenant has provided to Landlord such indemnification or bonds, including, without limitation, a performance and completion bond, in such form and amount as may be satisfactory to Landlord, to protect against claims and liens for labor performed and materials furnished, and to insure the completion of any change, addition or improvement, (f) is carried out by persons approved in writing by Landlord, who, if required by Landlord, deliver to Landlord before commencement of their work proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured, and (g) is done only at such time and in such manner as Landlord may reasonably specify40. Any such change, addition or improvement

[38]	; provided, that, subject to reimbursement of Landlord to the extent provided by Paragraph 5, and excluding damage caused by Tenant or Tenant’s Occupants, Landlord shall be solely responsible for maintenance and repair of the footings, foundations, floor slabs, exterior walls, roof and exterior windows of the Building, the electrical, plumbing, fire and life safety, heating, ventilating and air-conditioning systems serving the Building and the Premises (excepting any installed by Tenant) and the restrooms, lobbies and other common areas of the Building

[39]	; provided, that the failure of Tenant to make such immediate notification shall not make Tenant liable for any damage resulting from such water intrusion/loss, unless Tenant would otherwise be liable for such damage under the other provisions of this Lease

[40]	; provided, however, that the foregoing items (c) through (g), inclusive shall not apply to the installation or movement within the Premises, by or at the direction of Tenant, of Tenant’s modular furniture, computers, equipment, wires, lines, cabling or similar connections, trade fixtures, partitions or other personal property located or to be located within the Premises that do not (x) require modification to the Building, (y) affect the structure of the Building, or (z) require the addition of, or connection to, any pipe, line, wire, conduit or related facility for water, electricity, natural gas, sewer or other utility shall immediately become the property of Landlord. Tenant shall promptly pay the entire cost of any such change, addition or improvement. Tenant shall indemnify, defend and hold harmless Landlord from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys’ fees, which may arise out of, or be connected in any way with, any such change, addition or improvement41. Within ten (10) days following the imposition of any lien resulting from any such change, addition or improvement, Tenant shall cause such lien to be released of record by payment of money or posting of a proper bond.

9.3. Access to Premises. Landlord and Landlord’s agents, employees and contractors may enter the Premises at reasonable times (including during normal business hours) on42 notice to Tenant for the purpose of cleaning, inspecting, altering, improving and repairing the Premises or other parts of the Building and ascertaining compliance with the provisions of this Lease by Tenant43. Landlord shall have free access to the Premises in an emergency. Landlord may also show the Premises to prospective purchasers, tenants44 or mortgagees at reasonable times. Tenant waives any claim for any damage, injury or inconvenience to, or interference with, Tenant’s business, occupancy or quiet enjoyment of the Premises and other loss occasioned by such entry, unless caused by Landlord’s willful misconduct or gross negligence. Landlord shall at all times have a key with which to unlock all of the doors in the Premises (excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance).

10. Assignment.

10.1. Prohibition. 45Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, encumber, pledge or hypothecate this Lease or Tenant’s interest in this Lease, in whole or in part, permit the use of the Premises or any part of the Premises by any persons other than Tenant or Tenant’s employees, or sublease the Premises or any part of the Premises, without the prior written consent of Landlord. Consent to any assignment or subleasing shall not operate as a waiver of the necessity for consent to any subsequent

[41]	, excepting only claims caused by the Indemnified Causes

[42]	at least twenty-four (24) hours’

[43]	; provided, however, that except in the event of an emergency, any such entry into the Premises shall be conducted in a manner that will minimize disruption to Tenant and the operation of its business in the Premises

[44]	(but only during the last twelve (12) months of the Term)

[45]	Except as otherwise expressly permitted by this Lease,

assignment or subleasing and the terms of such consent shall be binding on any person holding by, through or under Tenant. At Landlord’s option, any assignment or sublease without Landlord’s prior written consent46 shall be void ab initio (from the beginning).47

[46]	, when such consent is required,

[47]	Provided that this Lease is in full force and effect, Tenant is not in default under this Lease and no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, when such consent is required, Landlord shall not unreasonably withhold, condition or delay its consent to an assignment of this Lease or a subleasing of all or a portion of the Premises for all or a portion of the Term, provided that:

(a) Tenant provides to Landlord (i) the name and address of the proposed assignee or subtenant, (ii) the terms and conditions of the proposed assignment or sublease, (iii) any information reasonably required by Landlord with respect to the nature and character of the proposed assignee or subtenant and its business, activities and intended use of the Premises, (iv) any references and current financial information reasonably required by Landlord with respect to the net worth, credit and financial responsibility of the proposed assignee or subtenant, and (v) an executed counterpart of the assignment or sublease agreement that complies with Paragraph 10.3;

(b) the nature, character and reputation of the proposed assignee or subtenant and its business, activities and intended use of the Premises are suitable to and in keeping with the standards of Millrock Park, and in compliance with this Lease and all applicable laws, ordinances, rules and regulations;

(c) the proposed assignee or subtenant is a reputable party whose net worth, credit and financial responsibility are, considering the responsibilities involved, reasonably satisfactory to Landlord; and

(d) the proposed assignee or subtenant is not then an occupant of any part of the Building or of any other building within Millrock Park or a party who actively dealt with Landlord or any employee, agent or representative of Landlord (directly or through a broker) with respect to space in the Building or of any other building within Millrock Park during the six (6) months immediately preceding Tenant’s request for Landlord’s consent (with “actively dealt with” meaning, at least, written correspondence and negotiation for the lease of space within Millrock Park, but excluding, without more, the inquiry and delivery of leasing or property information relating to Millrock Park); provided, however, that Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subleasing of the Premises to a proposed assignee or subtenant under the foregoing portion of this subparagraph (d) if neither Landlord nor any affiliate of Landlord is able and willing to accommodate the space needs of such assignee or subtenant within Millrock Park and Tenant is able to do so by such assignment or sublease.

If Tenant believes that Landlord has unreasonably withheld, conditioned or delayed its consent, Tenant’s sole remedy shall be to seek a declaratory judgment that Landlord has unreasonably withheld, conditioned or delayed its consent or an order of specific performance or mandatory injunction of Landlord’s agreement to give its consent. In no event shall Tenant have any right to damages.

Notwithstanding anything else to the contrary contained in this Paragraph 10, Tenant may, without the consent of Landlord, assign this Lease or sublease all or a portion of the Premises to any

10.3. Landlord’s Rights. If this Lease is assigned or if all or any portion of the Premises is subleased or occupied by any person other than Tenant without obtaining Landlord’s consent48, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges payable under this Lease, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment or subleasing, nor shall such collection constitute the recognition of such assignee or subtenant as Tenant under this Lease or a release of Tenant from the further performance of all of the covenants and obligations of Tenant contained in this Lease. No consent by Landlord to any assignment or subleasing by Tenant shall relieve Tenant of any obligation to be paid or performed by Tenant affiliate of Tenant, any corporation or other business entity that acquires all or substantially all of the assets of Tenant or any entity resulting from a merger, non-bankruptcy reorganization or consolidation with Tenant, provided that Tenant gives Landlord prior or concurrent written notice of such assignment or sublease and otherwise complies with Paragraph l0.3. As used in the immediately preceding sentence, “affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with, Tenant, where “control” is the holding of fifty percent (50%) or more of the outstanding voting interests.

Notwithstanding anything else to the contrary contained in this Lease, any sale, assignment or other transfer of Tenant’s capital stock, whether through any public exchange, in a private sale, for estate planning purposes, by redemption or the issuance of additional stock of any class, or otherwise, shall not be deemed an assignment or sublease, in whole or in part, of this Lease or any of Tenant’s rights or obligations hereunder for which Landlord’s consent shall be required.

[48]	when such consent is required

under this Lease, whether occurring before or after such consent, assignment or subleasing, but rather Tenant and Tenant’s assignee or subtenant, as the case may be, shall be jointly and severally primarily liable for such payment and performance. Tenant shall reimburse Landlord for Landlord’s attorneys’ and other fees and costs incurred in connection with both determining whether to give consent and giving consent49, No assignment or subleasing under this Lease shall be effective unless and until Tenant provides to landlord an executed counterpart of the assignment or sublease agreement, which shall specifically state that (a) such agreement is subject to all of the provisions of this Lease, (b) in the case of an assignment, the assignee assumes and agrees to perform all of Tenant’s obligations under this Lease, (c) the assignee or subtenant, as the case may be, may not further assign such agreement, or allow the Premises to be used by others, without the prior written consent of Landlord in each instance50, (d) a consent by Landlord to such assignment or subleasing51 shall not be deemed or construed to modify, amend or affect the provisions of this Lease or Tenant’s obligations under this Lease, which shall continue to apply to the Premises and the occupants of the Premises as if the assignment or sublease had not been made, (e) if Tenant defaults in the payment of any amounts due under this Lease, Landlord is authorized to collect any rents or other amounts due from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the sums payable under this Lease, and (f) the receipt by Landlord of any amounts from an assignee, subtenant or other occupant of any part of the Premises shall not be deemed or construed as releasing Tenant from Tenant’s obligations under this Lease or the acceptance of that party as a direct tenant.52

11. Indemnity; Waiver and Release.

11.1. Indemnity. Tenant shall indemnify, defend and hold harmless Landlord and Landlord’s employees and agents from and against all demands, claims, causes of action, judgments, losses, damages53, liabilities, fines, penalties, costs and expenses, including attorneys’ fees, arising from the occupancy or use of the Property by Tenant or Tenant’s Occupants, any hazardous substances, hazardous wastes, pollutants or contaminants deposited, released or stored by Tenant or Tenant’s Occupants on the Property, the conduct of Tenant’s business on the

[49]	when such consent is required

[50]	when such consent is required

[51]	,when such consent is required,

[52]	Tenant shall cause any such assignee or subtenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in Paragraph 12 and to obtain the waiver of subrogation rights endorsements described in that Paragraph.

[53]	(excluding consequential, indirect, special, exemplary, punitive or other similar damages awarded to Landlord or Landlord’s employees or agents)

Property, any act or omission done, permitted or suffered by Tenant or any of Tenant’s Occupants, any default or nonperformance by Tenant under this lease, any injury or damage to the person, property or business of Tenant or Tenant’s Occupants or any litigation commenced by or against Tenant to which Landlord is made a party without willful misconduct or gross negligence on the part of Landlord. If any action or proceeding is brought against Landlord or Landlord’s employees or agents by reason of any of the matters set forth in the preceding sentence, Tenant, on notice from Landlord, shall defend Landlord at Tenant’s expense with counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 11.1 shall survive the expiration of the Term or sooner termination of this Lease.

11.2. Waiver and Release. Landlord and Landlord’s employees and agents shall not be liable for any loss, injury, death or damage to persons, property or Tenant’s business resulting from any theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling object, steam, water, rain, snow, ice, wind and other weather-related occurrences, breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, construction, repair or alteration of the Premises54 or other cause beyond Landlord’s reasonable control.

12. Insurance. On or before the date of this Lease, Tenant shall, at Tenant’s sole cost, procure and continue in force the following insurance coverage: (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, including, without limitation, contractual liability coverage for the

[54]	, unless caused by Landlord’s willful misconduct or gross negligence,

[55]

11.3. Landlord’s Limited Indemnity. Landlord shall indemnify, defend and hold harmless Tenant and Tenant’s employees and agents (but no other person) from and against all demands, claims, causes of action, judgments, losses, damages (but not consequential, indirect, special, exemplary, punitive or similar damages awarded to Tenant or Tenant’s employees or agents), liabilities, fines, penalties, costs and expenses, including attorneys’ fees, suffered by Tenant or Tenant’s employees or agents (but no other person) that are solely and directly caused by either of the following, but no other cause (collectively, the “Indemnified Causes”):

(a) the failure of Landlord or the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing to cure any default of Landlord or its employees or agents under this Lease even though all of the required notices have been given and all of the time periods for cure have expired under Paragraph 16.4; or

(b) Landlord’s willful misconduct or gross negligence.

The provisions of this Paragraph 11.3 shall survive the expiration of the Term or sooner termination of this Lease.

performance by Tenant of the indemnity agreement set forth in Paragraph 11.1; (b) property insurance with special causes of loss including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement cost (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises; and (c) workers’ compensation insurance satisfying Tenant’s obligations under the workers’ compensation laws of the state of Utah. Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord and any other person specified from time to time by Landlord as an additional insured, such property insurance shall name Landlord as a loss payee as Landlord’s interests may appear, and both such liability and property insurance shall be with companies56 . Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days’ prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry, and shall only be subject to such deductibles as57 . Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Building and against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of each other or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, but only to the extent that such loss or damage is actually covered, Landlord and Tenant shall cause their respective insurance carriers to issue appropriate waivers of subrogation rights endorsements to all policies of insurance carried in connection with the Premises or the contents of the Premises. Any mortgage lender holding an interest in any part of the Property may, at Landlord’s option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee’s endorsement to the policy concerned.58

[56]	authorized to do business in Utah

[57]	Tenant may select

[58]	Notwithstanding the foregoing, provided that Tenant gives Landlord prior written notice, Tenant may self-insure as to any or all of the risks for which insurance is required to be carried by Tenant pursuant to the foregoing portion of this Paragraph through a commercially reasonable program of self-insurance, but only for so long as Tenant maintains a minimum net worth of at least $25,000,000. Landlord shall, as part of the Operating Expenses, procure and continue in force (x) property insurance covering the Building with a replacement cost endorsement, subject to such commercially reasonable deductibles as Landlord may

13. Damage or Destruction. If the Premises are partially damaged or destroyed by any casualty insured against under any insurance policy maintained by Landlord, Landlord shall, on receipt of the insurance proceeds, repair the Premises to substantially the condition in which the Premises were immediately prior to such damage or destruction. Landlord’s obligation under the preceding sentence shall not exceed the lesser of the cost of the standard improvements installed by Landlord in the Premises, or the proceeds received by Landlord from any insurance policy maintained by Landlord. Until such repair is complete, the Basic Monthly Rent59 shall be abated proportionately commencing on the date of such damage or destruction as to that portion of the Premises rendered untenantable, if any. If (a) by reason of such occurrence the Premises are rendered wholly untenantable, (b) the Premises are damaged as a result of a risk not covered by insurance, (c) the Premises are damaged in whole or in part during the last twelve (12) months of the Term, (d) the Premises or the Building (whether or not the Premises are damaged) is damaged to the extent of twenty-five percent (25%) or more of the then-replacement value of either or to the extent that it would take, in Landlord’s opinion, in excess of ninety (90) days to complete the requisite repairs, or (e) insurance proceeds adequate to repair the Property are not available to Landlord for any reason, Landlord may either elect to repair the damage or cancel this Lease by notice of cancellation within thirty (30) days after such event, and60 such notice Tenant shall vacate and surrender the Premises to Landlord. If Landlord elects to repair any such damage, any abatement of Basic Monthly Rent shall end on notice given by Landlord to Tenant that the Premises have been repaired. If the damage is caused by the negligence of Tenant or Tenant’s Occupants, Basic Monthly Rent shall not abate. Except for abatement of Basic Monthly Rent61, if any, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration, nor may Tenant terminate this Lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises or the Building. The proceeds of all insurance carried by Tenant on Tenant’s furnishings, trade fixtures, leasehold improvements, equipment and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage to, or to make any restoration or replacement of, any furnishings, trade fixtures, leasehold improvements, equipment and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant62, Unless this select, together with rental interruption insurance in a commercially reasonable amount, (y) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, and (z) any insurance required by law for the protection of employees of Landlord working on or around the Property (including, without limitation, worker’s compensation insurance) with no less than the limits required by law. All such insurance shall be provided by financially capable, licensed, third-party insurers.

[59]	and Tenant’s Share of Operating Expenses

[60]	within thirty (30) days after receipt of

[61]	and Tenant’s Share of Operating Expenses

[62]	, unless such damage is caused by the willful misconduct or gross negligence of Landlord or Landlord’s employees or agents (but subject to the waiver of subrogation provisions set forth in Paragraph 12)

Lease is terminated by Landlord pursuant to this Paragraph, Tenant shall be required to restore or replace such furnishings, trade fixtures, leasehold improvements, equipment and other personal property on damage or destruction in at least a condition equal to that existing prior to such event.

14. Condemnation. As used in this Paragraph, the term “Condemnation Proceedings” means any actions or proceedings in which any interest in the Property is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or other means in lieu of such exercise. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date of the taking. The phrase “as of the date of the taking” means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession. If part, but not all, of the Premises is taken, either Landlord or Tenant may terminate this Lease, Landlord may terminate this Lease if any portion of the Property (whether or not including the Premises) is taken which, in Landlord’s reasonable judgment, substantially interferes with Landlord’s ability to operate or use the Property for the purposes for which the Property was intended. Any such termination must be accomplished through written notice given no later than thirty (30) days after, and shall be effective as of, the date of such taking. In all other cases, or if “neither Landlord nor Tenant exercises its right to terminate, this Lease shall remain in effect. If a portion of the Premises is taken and this Lease is not terminated, the Basic Monthly Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises immediately prior to the taking. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damage or compensation awarded for a partial or total taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord, provided that Tenant shall be entitled to any award for the loss of, or damage to, Tenant’s trade fixtures or loss of business and moving expenses, if a separate award is actually made to Tenant and if the same will not reduce Landlord’s award. Tenant shall have no claim against Landlord for the occurrence of any Condemnation Proceedings, or for the termination of this Lease or a reduction in the Premises as a result of any Condemnation Proceedings.

15. Landlord’s Financing. This Lease shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Lease shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Lease superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may63 be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a

[63]	reasonably

non-disturbance agreement.64 Tenant shall from time to time if so requested by Landlord and if doing so will not adversely affect Tenant’s interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Property. Any sale, assignment or transfer of Landlord’s interest under this Lease or in the Premises, including any such disposition resulting from Landlord’s default under a debt obligation, shall be subject to this Lease and Tenant shall attorn to Landlord’s successors and assigns and shall recognize such successors or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract65.

16. Default.

16.1. Default by Tenant. The occurrence of any of the following events shall constitute a default by Tenant under this Lease: (a) Tenant fails to pay in a timely manner any installment of Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within three (3) business days after written notice is given to Tenant that the same is past due; (b) Tenant fails to observe or perform in a timely manner any other term, covenant or condition to be observed or performed by Tenant under this Lease within66 business days after written notice is given to Tenant of such failure; provided, however, that if more than three67 business days is reasonably required to cure such failure, Tenant shall not be in default if Tenant commences such cure within such68 day period and diligently prosecutes such cure to completion; (c) Tenant or any guarantor of this Lease dies (if an individual), files a petition in bankruptcy, becomes insolvent, has taken against such party in any court, pursuant to state or federal statute, a petition in bankruptcy or insolvency or for reorganization or appointment of a receiver or trustee, petitions for or enters into an arrangement for the benefit of creditors or suffers this Lease to become subject to a writ of execution69; (d) Tenant abandons the Premises; or (e) any guarantor of this Lease attempts to rescind or terminate its guaranty.70

[64]	In addition, so long as Tenant occupies at least 15,000 rentable square feet in the Building, Landlord shall exercise its best, commercially reasonable efforts to cause each lender making a mortgage loan encumbering the Building to enter into a subordination, non-disturbance and attornment agreement.

[65],	and such successors and assigns shall recognize this Lease and not disturb Tenant’s use and occupancy of the Premises so long as Tenant is not in default under this Lease

[66]	ten (10)

[67]	ten (10)

[68]	ten (10)

[69],	which petition or writ is not dismissed or set aside within ninety (90) days thereafter

[70]	For purposes of this Lease, Tenant shall be presumed or deemed to have abandoned the Premises in either of the following situations:

16.2. Remedies. On any default by Tenant under this Lease, Landlord may at any time, without waiving or limiting any other right or remedy available to Landlord, (a) perform in Tenant’s stead any obligation that Tenant has failed to perform, and Landlord shall be reimbursed promptly for any cost incurred by Landlord with interest from the date of such expenditure until paid in full at the greater of the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank designated by Landlord), plus four percent (4%), or eighteen percent (18%) per annum (the “Interest Rate”), (b) terminate Tenant’s rights under this Lease by written notice, (c) reenter and take possession of the Premises by any Lawful means (with or without terminating this Lease), or (d) pursue any other remedy allowed by law. Tenant shall pay to Landlord the cost of recovering possession of the Premises, all costs of reletting, including reasonable renovation, remodeling and alteration of the Premises, the amount of any commissions paid by Landlord in connection with such reletting, and all other costs and damages arising out of Tenant’s default, including attorneys’ fees and costs. Notwithstanding any termination or reentry, the liability of Tenant for the rent payable under this Lease shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord on demand for any deficiency, whether arising from (v) reletting the Premises at a lesser rent than applies under this Lease, (w) reletting the Premises for a term shorter than the remaining Term, (x) reletting less than all of the Premises, (y) any default in the payment of rent by any person to whom Landlord relets the Premises, or (z) any other cause whatsoever. No reentry to or taking possession of the Premises or other action by Landlord or its agents on or following the occurrence of any default by Tenant shall be construed as an election by Landlord to terminate this Lease or as an acceptance of any surrender of the Premises, unless Landlord provides Tenant written notice of such termination or acceptance.

16.3. Past Due Amounts, If Tenant fails to pay when due any amount required to be paid by Tenant under this Lease, such unpaid amount shall bear interest at the Interest Rate from the due date of such amount to the date of payment in full, with interest. In addition, Landlord may also charge a sum of five percent (5%) of such unpaid amount as a service fee71. This late payment charge is intended to compensate Landlord for Landlord’s additional administrative costs resulting from Tenant’s failure to perform in a timely manner Tenant’s obligations under this Lease, and has been agreed on by Landlord and Tenant after negotiation as a reasonable estimate of the additional

(y) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease within fifteen (15) days after the due date and there is no reasonable evidence other than the presence of Tenant’s personal property that Tenant is occupying the Premises; or

(z) Tenant has not notified Landlord that Tenant will be absent from the Premises, Tenant fails to pay Basic Monthly Rent, Tenant’s Share of Operating Expenses or any other sum due under this Lease when due, Tenant’s personal property has been removed from the Premises and there is no reasonable evidence that Tenant is occupying the Premises.

[71]	if such amount is not paid within three (3) business days after the date when due. Notwithstanding the foregoing, such late payment charge shall not apply if such failure to pay is cured within three (3) business days after Landlord gives Tenant written or verbal notice of such failure; provided, that Landlord shall not be obligated to give such notice more than once in any calendar year.

administrative costs which will be incurred by Landlord as a result of such failure. The actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge shall constitute liquidated damages and shall be paid to Landlord together with such unpaid amount. The payment of this late payment charge shall not constitute a waiver by Landlord of any default by Tenant under this Lease. All amounts due under this Lease are and shall be deemed to be rent or additional rent, and shall be paid without abatement, deduction, offset, prior notice or demand (unless expressly provided by the terms of this Lease). Landlord shall have the same remedies for a default in the payment of any amount due under this Lease as Landlord has for a default in the payment of Basic Monthly Rent.

16.4. Default by Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord under this Lease within thirty (30) days after written notice by Tenant to Landlord and the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing, specifying the respects in which Landlord has failed to perform such obligation, and such holder fails to perform such obligation within a second thirty (30) day period commencing on the expiration of such first thirty (30) day period. If the nature of such obligation is such that more than thirty (30) days are reasonably required for performance or cure, Landlord shall not be in default if Landlord or such holder commences performance within their respective thirty (30) day periods and after such commencement diligently prosecutes the same to completion. In no event may Tenant terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default72.

17. Expiration or Termination.

17.1. Surrender of Premises. On the expiration of the Term or sooner termination of this Lease, Tenant shall, at Tenant’s sole cost, (a) promptly and peaceably surrender the Premises to Landlord “broom clean,” in good order and condition, (b) repair any damage to the Property caused by or in connection with the removal of any property from the Premises by or at the direction of Tenant, (c) repair, patch and paint in a good and workmanlike manner all holes and other marks in the floors, walls and ceilings of the Premises to Landlord’s reasonable satisfaction, and (d) deliver all keys and access cards to the Premises to Landlord. Before surrendering the

[72]	, unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding. If after all of the required notices have been given and all of the time periods for cure have expired under the foregoing portion of this Paragraph, neither Landlord nor such holder has performed such obligation, then Tenant may, after at least five (5) business days’ prior written notice to Landlord, in compliance with the provisions of ‘Paragraphs 9.2(a), (b) and (f) (excluding any required Landlord approval) and subject to all other applicable provisions of this Lease (other than Paragraphs 9.2(c), (d), (e) and (g)), perform such obligation in a first-class and workmanlike manner. Nevertheless, even in such event, Tenant still may not terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord’s default, unless Tenant first obtains a judicial order expressly authorizing Tenant to do so pursuant to a judicial proceeding, notice of which has been given to Landlord by personal service as required by the Utah Rules of Civil Procedure for such proceeding

Premises, Tenant shall, at Tenant’s sole cost, remove Tenant’s personal property73 and trade fixtures (including signage) only, and all other property shall, unless otherwise directed by Landlord, remain in the Premises as the property of Landlord without compensation; however, Tenant shall not remove any personal property or trade fixtures from the Premises without Landlord’s prior written consent if such removal will impair the structure of the Building or Tenant is in default under this Lease. If Tenant is in default under this Lease, Landlord shall have a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et seq., of the Utah Code Ann. (or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant including, without limitation, any computer lines, wiring, cabling and facilities and other similar improvements, and to restore the Premises to their condition as of the Commencement Date74, All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises75 or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. No surrender of the Premises shall be effected by Landlord’s acceptance of the keys or of the rent or by any other means without Landlord’s written acknowledgement of such acceptance as a surrender, Tenant shall not be released from Tenant’s obligations under this Lease in connection with surrender of the Premises76 until Landlord has inspected the Premises and delivered to Tenant a written release77.

[73]	(including furniture, equipment and appliances owned by Tenant, but excluding any items paid for by Landlord directly or through any tenant improvement allowance)

[74]	; provided, however, that notwithstanding the foregoing to the contrary. Tenant shall have no obligation to remove the improvements made by Landlord pursuant to the attached Exhibit C, and except as otherwise expressly required by this Lease (for example purposes only, in Paragraph 19.2 regarding signage), Tenant shall have no obligation to remove any other improvements made by Tenant with Landlord’s prior written consent unless Landlord’s consent to make such alterations was expressly conditioned on Tenant’s removing such alterations at the expiration of the Term or sooner termination of this Lease, except that, in all events, unless Landlord otherwise consents in writing, Tenant must remove all computer lines, wiring and cabling associated with Tenant’s personal property that are located above the ceiling tile in the Premises. If Landlord determines that such computer lines, wiring and cabling can be reused by the next subsequent tenant of the Premises, Landlord shall notify Tenant of such determination within fifteen (15) business days following receipt of written request from Tenant, which request may be made by Tenant at any time during the final ninety (90) days of the Term, and Tenant shall not be required to remove such computer lines, wiring and cabling. If Landlord fails to respond to Tenant within such fifteen (15) day period, Landlord shall be deemed to have withheld its consent to such computer lines, wiring and cabling remaining in the Premises, and Tenant shall remove such computer lines, wiring and cabling at the expiration of the Term or sooner termination of this Lease

[75]	(as such abandonment is described in Paragraph 16.1)

[76]	at the expiration of the Term or sooner termination of this Lease

17.2. Holding Over. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, resulting from delay by Tenant in surrendering the Premises in accordance with the provisions of this Lease. If Tenant remains in possession of the Premises after the expiration of the Term or sooner termination of this Lease with the prior written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental (and not as a penalty) in the amount of78 plus all other charges payable under this Lease, and on all of the terms of this Lease applicable to a month-to-month tenancy.

17.3. Survival. The provisions of this Paragraph 17 shall survive the expiration of the Term or sooner termination of this Lease.

18. Estoppel Certificate; Financial Statement.

18.1. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord’s request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date and Expiration Date; (c) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Landlord or, in the alternative, those claimed by Tenant to exist; (f) the amount of advance rent, if any (or none if such is the case), paid by Tenant; (g) the date to which rent has been paid; (h) the amount of the Security Deposit; and (i) such other information79 as Landlord may80 request. Landlord’s mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

[77]	; provided, that the failure of Landlord to object to such surrender or to deliver a written release within ninety (90) days after the expiration of the Term or sooner termination of this Lease shall be deemed a release and acceptance by Landlord, provided that Tenant is not in default under this Lease

[78]	(a) one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for the first three (3) months of such holdover term, (b) one hundred twenty-five percent (125%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for the second three (3) months of such holdover term, and (c) one hundred fifty percent (150%) of the Basic Monthly Rent payable by Tenant under this Lease for the final calendar month of the initial period constituting the Term under this Lease for any period thereafter,

[79]	pertaining to this Lease

[80]	reasonably

18.2. Financial Statements.81

19. Parking; Signage.

19.1. Parking. Tenant shall have the non-exclusive right82 to use a number of parking stalls located on the Property equal to Tenant’s Parking Stall Allocation only, and shall not use a number of parking stalls greater than Tenant’s Parking Stall Allocation. The use by Tenant of a number of parking stalls greater than Tenant’s Parking Stall Allocation shall be a default under this Lease following the giving of notice and the expiration of the applicable cure period described in Paragraph 16.1. Automobiles of Tenant and Tenant’s Occupants shall be parked only within parking areas not otherwise reserved by Landlord or specifically designated for use by any other tenant or Occupants associated with any other tenant. Landlord may from time to time designate parking spaces for Tenant and make such other rules and regulations as Landlord reasonably determines to be necessary or appropriate. Landlord and Landlord’s representatives may, without any liability to Tenant or Tenant’s Occupants83, cause to be removed any automobile of Tenant or Tenant’s Occupants that may be parked wrongfully in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys’ fees, arising in connection with such removal.

[81]	Subject to the remaining provisions hereof, Tenant shall, within ten (10) days after Landlord’s written request, furnish to Landlord the most recently prepared consolidated audited annual financial statements and the most recently prepared unaudited consolidated quarterly financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct; provided, however, that (a) such quarterly statements may, in Tenant’s discretion, not have footnotes, so long as Tenant makes its representatives reasonably available to discuss any reasonable questions Landlord may raise regarding such statements, and (b) Landlord shall only use such financial statements for purposes of this Lease and Tenant’s obligations hereunder and shall only share such statements with prospective purchasers or mortgagees of the Building; provided, however, in no event shall Landlord disclose, nor shall Tenant be required to furnish, such financial statements or any part thereof to any competitor or potential competitor of Tenant or any of its affiliates. Notwithstanding the foregoing, prior to any required delivery or disclosure of such financial statements to Landlord or such permitted prospective purchasers or mortgagees hereunder, Landlord and such permitted prospective purchasers and mortgagees (as the case may be) shall execute and deliver to Tenant at Tenant’s request a confidentiality agreement pertaining to such financial statements in a form reasonably acceptable to Tenant Except in the event of Tenant’s default which shall not have been cured to Landlord’s reasonable satisfaction, any and all such financial statements shall be returned to Tenant or destroyed by Landlord, at Tenant’s option, upon termination or expiration of this Lease.

[82]	without charge, other than as contemplated by Paragraph 5 of this Lease with respect to Operating Expenses,

[83]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

19.2. Signage. Tenant shall be entitled to Building standard signage on the Building interior directory. Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Premises, on any part of the inside of the Premises which is visible from outside of the Premises or elsewhere on the Property, any sign, decoration, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord’s written approval. Landlord may, at Tenant’s cost, and without notice or liability to Tenant84, enter the Premises and remove any item erected in violation of this Paragraph. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. All approved signs or letterings on85 doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with the requirements of the governmental authorities having jurisdiction over the Property. At Tenant’s sole cost, Tenant shall maintain all permitted signs and shall, on the expiration of the Term or sooner termination of this Lease, remove all such permitted signs and repair any damage caused by such removal.

21. Rules. Tenant and Tenant’s Occupants shall faithfully observe and comply with all of the rules set forth on the attached Exhibit A, and Landlord may from time to time amend, modify or make additions to or deletions from such rules86, Such amendments, modifications, additions and deletions shall be effective on notice to Tenant. On any breach of any of such rules, Landlord may exercise any or all of the remedies provided in this Lease on a default by Tenant under this Lease and may, in addition, exercise any remedies available at law or in equity including

[84]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

[85]	exterior

[86]	; provided, that no such amendments, modifications, additions or deletions shall adversely affect Tenant’s use of, or access to and from, the Premises, or increase any of Tenant’s obligations under this Lease, unless Landlord and Tenant otherwise agree the right to enjoin any breach of such rules. 87Landlord shall not be responsible to Tenant for the failure of any other tenant or person to observe any such rules.

22. General Provisions.

22.1. No Partnership. Landlord does not by this Lease, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant’s business or otherwise.

22.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Paragraph shall not, however, operate to excuse Tenant from the prompt payment of rent or any other amounts required to be paid, under this Lease88.

22.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

If to Landlord:

Millrock Park             , LLC

P.O. Box 71405

Salt Lake City, Utah 84171

Attention: Steven Peterson

with a required copy to:

Victor A. Taylor, Esq.

Parr, Waddoups, Brown, Gee & Loveless

185 South State Street, Suite 1300

Salt Lake City, Utah 84111

[87]	Although Landlord shall exercise commercially reasonable efforts to enforce such rules in a nondiscriminatory manner against all tenants of the Building,

[88]	, except as otherwise expressly provided in Paragraphs 8.2, 13 and 14 of this Lease

If to Tenant:

CHG Healthcare Services, Inc.

4021 South 700 East, Suite 300

Salt Lake City, Utah 84107

Attention: James Marshall

with a required copy to:

Guy P. Kroesche, Esq.

Stoel Rives LLP

201 South Main Street, Suite 1100

Salt Lake City, Utah 84111

Either Landlord or Tenant may change the address at which such party desires to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

22.4. Severability. If any provision of this Lease or the application of any provision of this Lease to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

22.5. Brokerage Commissions.

22.6. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations,

[89]	Except as agreed in writing by Landlord or Tenant, Landlord and Tenant each represent and warrant that no claims exist for brokerage commissions or finder’s fees in connection with this Lease and agree to indemnify, defend and hold harmless the other from and against all claims, liabilities and expenses, including reasonable attorneys’ fees, arising from any such brokerage commissions or finder’s fees related to any agreement made by the indemnifying party.

limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

22.7. Successors. Except as otherwise provided in this Lease, all provisions contained in this Lease shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of the Premises or this Lease, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord’s obligations under this Lease90 and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord’s successor in interest.

22.8. Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in the subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant’s remedies.

22.9. Quiet Enjoyment. On Tenant paying the rent payable under this Lease and observing and performing all of the terms, covenants and conditions on Tenant’s part to be observed and performed under this Lease, Tenant shall have quiet enjoyment of the Premises for the Term without interference from Landlord, or anyone claiming by, through or under Landlord, subject to all of the provisions of this Lease.

22.10. Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Lease or to exercise any right or remedy consequent on a breach of this Lease shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this Lease, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Lease, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Lease but each other covenant, duty and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

22.11. Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Lease shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Lease. The parties’ respective rights and obligations under this Lease shall be enforceable by specific performance, injunction or any other equitable remedy.

[90]	thereafter accruing

[91]	Property and the rents, issues and profits, the proceeds of any insurance carried by Landlord, and the awards of any condemnation proceedings, with respect to the Property

22.12. Authorization. Each individual executing this Lease does represent and warrant to each other so signing (and each other entity for which another person may be signing) that such individual has been duly authorized to deliver this Lease in the capacity and for the entity set forth where such individual signs.

22.13. Attorneys’ Fees. If any action is brought to recover any rent or other amount under this Lease because of any default under this Lease, to enforce or interpret any of the provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys’ fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered. Tenant shall be responsible for all expenses, including, without limitation, attorneys’ fees, incurred by Landlord in any case or proceeding involving Tenant or any assignee or subtenant of Tenant under or related to any bankruptcy or insolvency law. The foregoing provisions of this Paragraph 22.13 shall survive the expiration of the Term or sooner termination of this Lease.

22.14. Merger. The surrender of this Lease by Tenant, the cancellation of this Lease by agreement of Landlord and Tenant or the termination of this Lease on account of Tenant’s default shall not work a merger, and shall, at Landlord’s option, either terminate any subleases of part or all of the Premises or operate as an assignment to Landlord of any of those subleases. Landlord’s option under this Paragraph 22.14 may be exercised by notice to Tenant and all known subtenants in the Premises.

22.15. Miscellaneous. The captions to the Paragraphs of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease. Exhibits referred to in this Lease and any addendums, riders and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though a part of this Lease. Tenant shall not record this Lease or a memorandum or notice of this Lease. This Lease and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Lease, all references to Paragraphs are to Paragraphs in this Lease. This Lease shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. Venue on any action arising out of this Lease shall be proper only in the District Court of Salt Lake County, state of Utah. LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THEM AGAINST THE OTHER ON ALL MATTERS ARISING OUT OF THIS LEASE OR THE USE AND OCCUPANCY OF THE PREMISES. Time is of the essence of each provision of this Lease. The submission of this Lease to Tenant is not an offer to lease the Premises or an agreement by Landlord to reserve the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord, and Landlord has duly executed and delivered one of those duplicate original copies to Tenant.

LANDLORD AND TENANT have executed this Lease on the respective dates set forth below, to be effective as of the date first set forth above.

LANDLORD:

MILLROCK PARK , LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson Manager

Date

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its

Date

EXHIBIT A

to

OFFICE LEASE

RULES

The rules set forth in this Exhibit are a part of the foregoing Office Lease (the “Lease”). Whenever the term “Tenant” is used in these rules, such term shall be deemed to include Tenant and Tenant’s Occupants. The following rules may from time to time be modified by Landlord in the manner set forth in the Lease. The terms capitalized in this Exhibit shall have the same meaning as set forth in the Lease.

1. Obstruction. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not such item constitutes an obstruction, without the prior written consent of Landlord. Landlord may remove any obstruction or any such item without notice to Tenant and at the sole cost of Tenant. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to them by all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation or interests of the Property or Landlord’s tenants. Tenant shall not go on the roof of the Building92.

2. Deliveries. All deliveries and pickups of supplies, materials, garbage and refuse to or from the Premises shall be made only through such access as may be designated by Landlord for deliveries and only during the ordinary business hours of the Building. Tenant shall not obstruct or permit the obstruction of such access. Tenant shall be liable for the acts and omissions of any persons making such deliveries or pickups.

3. Moving. Furniture and equipment shall be moved in and out of the Building only through such access as may be designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. If Tenant’s movers damage any part of the Improvements, Tenant shall pay to Landlord on demand the amount required to repair such damage.

4. Heavy Articles. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard of damage to the Building, shall be moved into the Premises. Other safes and heavy articles shall be moved into, from or about the Building only

[92]	, except in accordance with Paragraph 5 of the Rider attached to the Lease during such hours and in such manner as shall be prescribed by Landlord, and Landlord may designate the location of such safes and articles.

5. Building Security. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. that evening and93 a.m. the following day, access to the Building, the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge or has a pass and is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the event of an invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors of the Building or any other reasonable method, for the safety of the tenants and protection of the Building and property in the Building. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building. Tenant shall be entitled to receive a number of key cards for after-hours access to the Building equal to Tenant’s Parking Stall Allocation94. Replacements cards for any key cards that are lost or stolen may be issued by Landlord for a handling fee to be reasonably determined by Landlord, but such fee will not be less than $25 per replacement card.

6. Pass Key. The janitor of the Building may at all times keep a pass key to the Premises, and such janitor and other agents of Landlord shall at all times be allowed admittance to the Premises95.

7. Locks, Access Cards and Keys. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of access cards and keys to the Premises and to the toilet rooms, if locked by Landlord, will be furnished by Landlord, and Tenant shall not have any additional access cards or keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all access cards and keys to offices and toilet rooms and provide Landlord with all combinations and keys for any locks, safes, cabinets and vaults remaining in the Premises. Tenant shall keep the doors of the Premises closed and securely locked when Tenant is not at the Premises.

8. Use of Water Fixtures. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended. No foreign substances of any kind shall be placed in them, and any damage resulting to the same from use on the part of Tenant shall be paid for by Tenant. No persons shall waste water by tying back or wedging the faucets or in

[93]	6:00

[94]	, and, at Landlord’s standard charge, such additional keys as may reasonably be requested by Tenant

[95]	(excluding Tenant’s vaults, safes and similar areas designated in writing by Tenant in advance)

any other manner. On leaving the Premises, Tenant shall shut off all water faucets and major electrical apparatus located within the Premises.

9. No Animals; Excessive Noise. No animals shall be allowed in the Building, other than guide dogs for hearing or vision-impaired persons. No persons shall disturb the occupants of the Building or adjoining buildings or space by the use of any electronic equipment or musical instrument or by the making of loud or improper noises.

10. Bicycles. Bicycles and other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking.

11. Trash. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors or ventilating ducts or shafts, of the Building. All trash and refuse shall be placed in receptacles provided by Landlord for the Building or by Tenant for the Premises.

12. Exterior Windows, Walls and Doors. No window shades, blinds, curtains, shutters, screens or draperies shall be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord’s prior written consent.

13. Hazardous Operations and Items. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord’s prior written consent. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

14. Hours for Repairs, Maintenance and Alteration. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building unless Landlord shall have first consented in writing to such work being done at other times. If Tenant desires to have such work done by Landlord’s employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours, Tenant shall pay the extra cost for such labor.

15. No Defacing of Premises. Except as permitted by Landlord by prior written consent, Tenant shall not paint, mark on, place signs on, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building,96 and any defacement, damage or injury directly or indirectly caused by Tenant shall be paid for by Tenant, Pictures or diplomas shall be hung on tacks or small nails.

[96]	with the exception of hanging artwork and internal marketing materials customarily utilized by Tenant in the normal course of its business operations in a normal and reasonable manner,

17. Solicitation; Food and Beverages. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, install or permit the installation or use of any machine or equipment for dispensing food or beverage in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises, without the prior written approval of Landlord and only in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverage within the Building or to use the public areas of the Building for that purpose. No cooking shall be done or permitted by Tenant on the Premises.97

18. Directory. Any bulletin board or directory for Building tenants shall be provided exclusively for the display of the name and location of Building tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to review and approve all signage and directory listings. Tenant shall pay Landlord’s reasonable charges for changing any directory listing at Tenant’s request.

19. Building Name. Landlord may, 98without liability to Tenant99, name the Building and change the name, number or designation by which the Building is commonly known100. Tenant shall not use the name of the Building for any purpose other than the address of the Building.

20. Expulsion. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

[97]	Notwithstanding the foregoing to the contrary, Tenant may use microwave ovens, refrigerators and coffee pots in connection with its use of the Premises, and may install vending machines for soft drinks, candy, fast food and other vending products.

[98]	with prior notice but

[99]	(and Tenant waives and releases all claims against Landlord and Landlord’s employees and agents with respect thereto, excepting only claims caused by the Indemnified Causes)

100	, except to the name of a company or individual without the advance written consent of Tenant, which consent may be withheld in Tenant’s sole discretion so long as Tenant leases more than fifty percent (50%) of the Building. If Tenant leases fifty percent (50%) or less of the Building, Tenant’s consent shall not be required

21. Public Areas.101 Landlord may control and operate the public portions of the Building, and the public facilities, and heating and air-conditioning, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

101	Subject to the terms and conditions of the Lease,

EXHIBIT B

to

OFFICE LEASE

DESCRIPTION OF PREMISES

The Premises referred to in the foregoing instrument are shown on the attached diagram(s).

B-1

EXHIBIT C

to

OFFICE LEASE

PREPARATION OF PREMISES FOR OCCUPANCY

Intentionally Omitted.

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EXHIBIT D

to

OFFICE LEASE

COMMENCEMENT DATE CERTIFICATE

THE UNDERSIGNED, Landlord and Tenant, respectively, under that certain Office Lease (the “Lease”), dated                     , 20    , agree that the “Commencement Date,” as defined in Paragraph 1.3 of the Lease, is                     , 20    , and that the “Expiration Date,” as defined in Paragraph 1.5 of the Lease, is                             . As used in the Lease, “Basic Monthly Rent” means the following amount(s) per calendar month for the period(s) indicated:

Period(s)	Basic Monthly Rent	Annual Cost Per Rentable Square Foot
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$
through , inclusive	$ per month	$

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LANDLORD AND TENANT have executed this Commencement Date Certificate on the respective dates set forth below.

LANDLORD:

MILLROCK PARK , LLC, by its Manager:

MILLROCK DEVELOPMENT, LLC

By
Steven Peterson
Manager

Date

TENANT:

CHG HEALTHCARE SERVICES, INC.

By

Print or Type Name of Signatory:

Its

Date

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RIDER TO OFFICE LEASE

THIS RIDER is attached to, and is a part of, the foregoing Office Lease (the “Lease”), entered into between MILLROCK PARK                 , LLC, a Utah limited liability company, as landlord, and CHG HEALTHCARE SERVICES, INC., a Delaware corporation, as tenant. All words capitalized in this Rider shall have the same meaning given in the Lease. If any conflict exists between the provisions of this Rider and the provisions of the Lease, the provisions of this Rider shall control.

1. Options to Extend.

1.1. Options. Tenant shall have the option to extend the initial period constituting the Term under the Lease for four (4) additional periods of five (5) years each, provided that Tenant gives Landlord written notice of the exercise of each such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term concerned, (i) the Lease is in full force and effect, (ii) Tenant is not in default under the Lease, (iii) no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default, and (iv) Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased fifty percent (50%) or more of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Each such extension term shall commence at 12:01 a.m. on the first day following the expiration of the immediately preceding period constituting the Term under the Lease. During any such extension term, all provisions of the Lease shall apply, except that:

(a) (i) the “Expense Stop” during the first extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, (ii) the “Expense Stop” during the second extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2022, (iii) the “Expense Stop” during the third extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2027, and (iv) the “Expense Stop” during the fourth extension term shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2032; and

(b) the amount of the Basic Monthly Rent for any such extension term shall be the product of (i) the rentable square feet of the Premises to be covered by the Lease for the extension term concerned, and (ii) the following annual per rentable square foot amounts for the periods concerned (as used below in this subparagraph (b), the “Years” are consecutive twelve (12) month periods, commencing on the first full calendar month following the expiration of the initial period constituting the Term under the Lease):

First Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$28.39
Second Year	$28.95
Third Year	$29.53
Fourth Year	$30.12
Fifth Year	$30.73

Second Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$31.34
Second Year	$31.97
Third Year	$32.61
Fourth Year	$33.26
Fifth Year	$33.92

Third Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$34.60
Second Year	$35.29
Third Year	$36.00
Fourth Year	$36.72
Fifth Year	$37.45

Fourth Extension Term

Period(s)	Annual Cost Per Rentable Square Foot
First Year	$38.20
Second Year	$38.97
Third Year	$39.75
Fourth Year	$40.54
Fifth Year	$41.35

If Tenant timely exercises any such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise any such option in a timely manner, such option and any

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subsequent options to extend shall automatically terminate and cease to have any further force or effect.

1.2. Exercise Covering Portion of Premises. Such extension may be for less than all of the Premises then covered by the Lease (but may not be for less than seventy-five percent (75%) of the Premises covered by the Lease on the date on which such option is exercised), provided that the amount of space (the “Excluded Space”) that is not to be covered by such extension: (a) is set forth in Tenant’s notice of exercise of such option (and if a lesser amount is not set forth in such notice, such extension shall conclusively be for all of the Premises covered by the Lease on the date on which such option is exercised); (b) is not less than 5,000 rentable square feet; and (c) is reasonably capable of being excluded from the Premises and reconfigured in a commercially reasonable manner so as to make it, in size and configuration, readily leasable to a new tenant. Landlord shall, in a commercially reasonable manner, select which portion of the Premises shall constitute the Excluded Space, so long as the portion selected is reasonably close in size to the amount of space requested to be excluded by Tenant in its notice of exercise. Any corridors, demising walls or other similar improvements reasonably required to make the Excluded Space readily leasable to a new tenant shall be installed by Landlord at Tenant’s sole cost and expense. Tenant shall reimburse Landlord for such cost and expense within ten (10) business days after receipt by Tenant of an invoice therefor.

2. Limitations on Operating Expenses.

2.1. Limitation on Operating Expenses—Initial Term. [This Paragraph 2.1 is verbatim from the Millrock North Lease. The economics of this provision will not change, but the language will need to be revised to reflect the start date of this Lease.] Notwithstanding the provisions of Paragraph 5 of the Lease, the provisions of this Paragraph 2.1 shall be applicable, but only during the initial period constituting the Term under the Lease, and not during any period thereafter.

(a) Tenant’s Share of Controllable Operating Expenses (as defined below) for the second Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the second Operating Year; or

(ii) the product of (A) the sum of Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus four percent (4%), multiplied by (B) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12);

provided, however, that Tenant’s Share of Controllable Operating Expenses for the first Operating Year shall be adjusted by Landlord to the amount that the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied for the entire first Operating Year.

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(b) Tenant’s Share of Controllable Operating Expenses for the third Operating Year shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the third Operating Year; or

(ii) the sum of (A) Tenant’s Share of Controllable Operating Expenses for the first Operating Year, plus (B) the product of i) four percent (4%), multiplied by ii) a fraction, the numerator of which is the number of full calendar months in the second Operating Year and the denominator of which is twelve (12), plus (C) four percent (4%) (such sum is the initial “Cap Amount”).

(c) Tenant’s Share of Controllable Operating Expenses applicable to each Operating Year thereafter shall be the lesser of the following:

(i) Tenant’s Share of Controllable Operating Expenses for the applicable Operating Year; or

(ii) the sum of the Cap Amount for the immediately preceding Operating Year, plus four percent (4%).

(d) The intent of this Paragraph 2.1 is for increases in Tenant’s Share of Controllable Operating Expenses to be limited to a cumulative four percent (4%) per Operating Year (prorated in the second Operating Year to reflect the second Operating Year being less than a full twelve (12) calendar month period). Assume for example purposes only that Tenant’s Share of Controllable Operating Expenses in the first Operating Year is $100.00, and that the second Operating Year is comprised only of six (6) calendar months. In this example, Tenant’s Share of Controllable Operating Expenses in the second Operating Year would be capped at $52.00 ($100.00 + 4% x 6 ÷ 12). In the third Operating Year, the Cap Amount would be $106.08 ($100.00 + 2% + 4%), in the fourth Operating Year, the Cap Amount would be $110.32 ($106.08 + 4%), in the fifth Operating Year, the Cap Amount would be $114.73 ($110.32 + 4%) and so on.

(e) “Tenant’s Share of Controllable Operating Expenses” means the result obtained by multiplying Tenant’s Percentage of Operating Expenses by the Controllable Operating Expenses (as defined below) actually incurred in any given Operating Year. Tenant’s Share of Controllable Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant’s Share of Controllable Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

(f) “Controllable Operating Expenses” means all Operating Expenses other than those not within the control of Landlord. Without limiting the generality of the immediately preceding sentence, those Operating Expenses not within the control of Landlord

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include, without limitation, Included Capital Items, insurance, utilities and real and personal property taxes and assessments. There shall be no cap on Operating Expenses other than Controllable Operating Expenses.

2.2. Limitation on Operating Expenses—Extension Terms. The provisions of this Paragraph 2.2 shall be applicable only during any extension term pursuant to Paragraph 1 of this Rider (in which the “Expense Stop” shall be the Operating Expenses allocable to the Premises that are actually incurred in calendar year 2017, as set forth in said Paragraph 1). Notwithstanding the other provisions of Paragraph 5 of the Lease, Tenant’s Share of Controllable Operating Expenses for calendar year 2018 shall be the lesser of (a) Tenant’s Share of Controllable Operating Expenses for calendar year 2018, or (b) the sum of Tenant’s Share of Controllable Operating Expenses for calendar year 2017, plus four percent (4%) (such sum is the initial “Cap Amount”); provided, however, that Tenant’s Share of Controllable Operating Expenses for calendar year 2017 shall be adjusted by Landlord to the amount that it would have been if ninety-five (95%) of the rentable area of the Building had been occupied for the entire 2017 calendar year. Tenant’s Share of Controllable Operating Expenses applicable to each calendar year thereafter shall be the lesser of (y) Tenant’s Share of Controllable Operating Expenses during the applicable calendar year, or (z) the sum of the Cap Amount for the immediately preceding calendar year, plus four percent (4%). (The intent of the immediately preceding sentence is for the Cap Amount to be a cumulative four percent (4%) per year cap amount.) For example purposes only, if Tenant’s Share of Controllable Operating Expenses are $200.00 in calendar year 2017, the Cap Amount for calendar year 2018 will be $208.00, for calendar year 2019 will be $216.32 and so on.

3. Exclusive Use Provision. So long as, but only for so long as, at least 70,000 rentable square feet of premises in Millrock North are being used primarily as offices for a healthcare staffing company by (a) Tenant, or (b) an assignee to which Tenant has assigned the Millrock North Lease pursuant to an assignment that does not, under the Millrock North Lease, require Landlord’s consent, then no other space in the Building may be leased for use as offices for a healthcare staffing company, other than space leased by Landlord to Tenant or such assignee. Within ten (10) days after Landlord’s request, Tenant shall provide to Landlord reasonable evidence of the facts set forth in the immediately preceding sentence.

4. Multi-Tenant Monument Sign. Tenant shall have shared rights on the Millrock Park typical multi-tenant monument sign to be located near the entrance to Millrock             . At the expiration of the Term or sooner termination of the Lease, Tenant shall, at its sole cost and expense, remove its signage from such monument sign. If Tenant occupies the entire Building, Tenant shall have the exclusive right to such monument sign.

5. Crown Signage.

5.1. Conditional Right to Crown Signage. Currently crown signage on the Building is not permitted by the City of Holladay. If (i) in the future such signage is permitted by the City of Holladay, (ii) Landlord grants to any other tenant of any other building in Millrock Park

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the right to place such signage on such other building, and (iii) Tenant actually occupies at least 70,000 rentable square feet in the Building, then subject to any then-existing rights held by any other tenant, Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace similar exterior Building signage on the Building, on a nonexclusive basis, with the name “CompHealth,” “CHG Healthcare Services” or any assumed name of Tenant, or, subject to the prior written consent of Landlord, any reasonable derivation thereof (such signage, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Crown Signage”), provided that (a) the size, location, design, color and all other aspects and specifications of the Crown Signage are approved in advance in writing by Landlord and by the requisite municipal authority, and (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any warranty or insurance maintained by Landlord on the Building and any applicable requirements of any covenants, conditions and restrictions affecting the Property.

5.2. Maintenance; Repair; Removal; Indemnification. Tenant shall maintain the Crown Signage at all times in a good, safe and clean condition. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage. The Crown Signage shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Crown Signage at any time during the Term. Tenant shall, at its sole cost and expense, remove the Crown Signage prior to the expiration of the Term or sooner termination of the Lease. On removal of the Crown Signage, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage. If Tenant is in default under the Lease beyond any applicable cure period, Landlord may, at Tenant’s sole cost and expense, remove the Crown Signage and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Crown Signage, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Crown Signage. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Crown Signage.

5.3. Personal Rights. Tenant’s rights under this Paragraph shall be personal to;

(a) the initial Tenant;

(b) an assignee of the Lease pursuant to an assignment to which Landlord’s consent is not required under Paragraph 10.1 of the Lease; and

(c) a subtenant of the entire Premises for entire remainder of the Term pursuant to a sublease to which Landlord’s consent is not required under Paragraph 10.1 of the Lease,

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and may only be exercised by such initial Tenant, assignee or subtenant; provided, however, that such rights shall not apply if such initial Tenant, assignee or subtenant vacates or abandons (as described in Paragraph 16.1 of the Lease) the Premises. Except as expressly set forth in the immediately preceding sentence, no other person shall have any rights to the Crown Signage under this Lease.

6. Satellite Dish. Provided that Tenant first obtains Landlord’s written approval, Tenant may, at its sole cost and expense, but under Landlord’s supervision, install, maintain and from time to time replace a satellite dish or antennae for Tenant’s internal corporate use only, together with a connection to the Premises (such dish or antennae, together with any lines, wires, conduits or related improvements installed by Tenant in connection therewith, are collectively referred to as the “Dish”), with a non-penetrating base on the roof of the Building, in accordance with specifications reasonably approved in advance by Landlord, provided that (a) Tenant shall obtain Landlord’s prior approval of the proposed location of the Dish and the method for fastening the Dish to the roof, (b) Tenant shall, at its sole cost and expense, comply with all governmental requirements, the conditions of any bond, warranty or insurance maintained by Landlord on the roof and any applicable requirements of any covenants, conditions and restrictions affecting the Property, (c) Tenant shall not interfere with any other satellite dish or antennae or communication equipment on the roof, and (d) the Dish is within the roof screen walls so as not to be visible from the exterior of the Building. Tenant shall repair any damage to the Building caused by Tenant’s installation, maintenance, replacement, use or removal of the Dish. The Dish shall remain the property of Tenant, and Tenant may, at its sole cost and expense, remove the Dish at any time during the Term. Tenant shall, at its sole cost and expense, remove the Dish prior to the expiration of the Term or sooner termination of the Lease. On removal of the Dish, Tenant shall repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish. If Tenant is in default under the Lease beyond any applicable cure period, Landlord may, at Tenant’s sole cost and expense, remove the Dish and repair and restore the area(s) of the Building concerned to their condition prior to the installation of the Dish, and Tenant shall promptly reimburse Landlord for all costs and expenses incurred by Landlord in connection with such removal, repair and restoration and any storage of the Dish. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities, losses, damages, costs and expenses including, without limitation, attorneys’ fees and costs, incurred by or asserted against Landlord and arising out of Tenant’s installation, maintenance, replacement, use or removal of the Dish.

7. Property Management. Tenant may give written notice to Landlord of any reasonably unsatisfactory performance of Building property management personnel. Landlord shall have thirty (30) days following such notice in which to correct such performance or such longer period time as may be reasonably necessary, so long as Landlord promptly commences such correction following such notice and thereafter diligently prosecutes the same to completion. If Landlord fails to correct such performance in accordance with the immediately preceding sentence, Tenant may, by written notice, direct Landlord to replace such non-performing personnel. If Landlord fails to replace such non-performing personnel within thirty (30) days after such second notice, or if Landlord fails to correct unsatisfactory performance of Building property management personnel twice in any twelve (12) month period within the applicable notice and cure period, then

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Tenant may, by a third written notice given to Landlord, direct Landlord to utilize a third-party property management company for the Building that is reasonably satisfactory to Landlord and Tenant.

8. Consent; Costs. Whenever in the Lease (including in the Exhibits attached to the Lease and this Rider): (a) consent or approval is required for an action, such consent or approval shall not be unreasonably withheld, conditioned or delayed; and (b) there is a reference to costs, expenses, fees or other charges (including, without limitation, attorneys’ fees and costs), such reference shall be deemed to be to reasonable, reasonably necessary and actual costs, expenses, fees and other charges, of which the party incurring such costs, expenses, fees or other charges has some reasonable documentation, record or evidence.

9. Option to Holdover. In lieu of, but not in addition to, the then-existing option to extend the then-existing period constituting the Term under the Lease set forth in Paragraph 1 of this Rider, Tenant shall have one (1) option to extend the then-existing period constituting the Term under the Lease for any number of full calendar months up to six (6) full calendar months, provided that Tenant gives Landlord written notice of the exercise of such option on or before the date that is twelve (12) months prior to the expiration of the then-existing period constituting the Term under the Lease, and that at the time such notice is given and on the commencement of the extension term, the Lease is in full force and effect, Tenant is not in default under the Lease, no circumstance or event exists which with the passage of time or the giving of notice or both would constitute such a default and Tenant has not assigned the Lease in an assignment requiring Landlord’s consent or subleased all or substantially all of the Premises in a sublease requiring Landlord’s consent under any then-existing sublease. Such holdover term shall commence at 12:01 a.m. on the first day following the expiration of the then-existing period constituting the Term under the Lease. During such holdover term, all provisions of the Lease shall apply, except that:

(a) the amount of the Basic Monthly Rent for each of the first three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred ten percent (110%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised; and

(b) the amount of the Basic Monthly Rent for each of the second three (3) calendar months, to the extent applicable, during such holdover term shall be one hundred twenty-five percent (125%) of the Basic Monthly Rent payable by Tenant under the Lease for the final calendar month of the period constituting the Term under the Lease in which such option is exercised.

If Tenant timely exercises such option, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting the new Basic Monthly Rent and the new expiration date of the Lease. If Tenant fails to exercise such option in a timely manner, such option shall automatically terminate and cease to have any further force or effect.

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